File Nos. 33-23453
                                                                      811-5632

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933                     / X/

                        Post-Effective Amendment No. 23

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940               / X/


                               Amendment No. 26

                          FREMONT MUTUAL FUNDS, INC.
             ----------------------------------------------------
             (Exact Name of Registration as Specified in Charter)

                         333 Market Street, Suite 2600
                        SAN FRANCISCO, CALIFORNIA 94105
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:

                                (415) 284-8733
              ---------------------------------------------------
                            Tina Thomas, Secretary
                          Fremont Mutual Funds, Inc.
                         333 Market Street, Suite 2600
                        San Francisco, California 94105
              ---------------------------------------------------
                    (Name and Address of Agent for Service)

                                   copy to:
                                 Julie Allecta
                        Heller Ehrman White & McAuliffe
                                333 Bush Street
                         San Francisco, CA 94104-2878
              ---------------------------------------------------

                The Registrant has filed a declaration pursuant
                    to Rule 24f-2. On December 30, 1996, it
             filed its Rule 24f-2 Notice for the fiscal year ended
                               October 31, 1996.

             ----------------------------------------------------
        It is proposed that this filing will become effective (check appropriate box)

       / / immediately upon filing pursuant to paragraph (b)
       /X/ on March 1, 1997 pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)
       / / on (date) pursuant to paragraph (a) of Rule 485




                          FREMONT MUTUAL FUNDS, INC.

                             CROSS-REFERENCE SHEET
                   Between Items Enumerated in Form N-1A and
                          this Registration Statement

         Item No. of
PART A OF FORM N-1A                                           CAPTIONS IN PROSPECTUS
--------------------                                          ----------------------
1.       Cover Page                                           Cover Page

2.       Synopsis                                             Summary of Fees and Expenses;
                                                              Investment Results

3.       Financial Highlights                                 Financial Highlights

4.       General Description of                               The Advisor, the Sub-Advisor
         Registrant                                           and the Fund; Investment
                                                              Objective, Policies and Risk
                                                              Considerations; General
                                                              Investment Policies

5.       Management of the Fund                               The Advisor, the Sub-Advisor
                                                              and the Fund; Execution of
                                                              Portfolio Transactions;
                                                              General Information

6.       Capital Stock and Other                              Shareholder Account Services
         Securities                                           and Privileges; Dividends,
                                                              Distributions and Federal
                                                              Income Taxation; General
                                                              Information

7.       Purchase of Securities                               How to Invest; Calculation of
         Being Offered                                        Net Asset Value and

                                                              Public Offering Price; Plan of
                                                              Distribution
8.       Redemption or Repurchase                             How to Redeem Shares;
                                                              Calculation of Net Asset Value
                                                              and Public Offering Price;
                                                              Retirement Plans

9.       Pending Legal Proceedings                            Inapplicable

                                                     - 2 -




Item No. of                                                   Captions in Statement of
PART B OF FORM N-1A                                           ADDITIONAL INFORMATION
-------------------                                           ------------------------
10.      Cover Page                                           Cover Page

11.      Table of Contents                                    Table of Contents

12.      General Information and                              Inapplicable
         History

13.      Investment Objectives and                            Investment Objective,
         Policies                                             Policies and Risk
                                                              Considerations; Investment
                                                              Restrictions; Appendix A:
                                                              Description of Securities
                                                              Ratings

14.      Management of the Funds                              Investment Company Directors
                                                              and Officers; Investment
                                                              Advisory and Other Services

15.      Control Persons and                                  Investment Company Directors
         Principal Holders of                                 and Officers; Investment
         Securities                                           Advisory and Other Services;
                                                              Additional Information

16.      Investment Advisory and                              Investment Advisory and Other
         Other Services                                       Services; Plan of
                                                              Distribution; Additional
                                                              Information

17.      Brokerage Allocation and                             Execution of Portfolio
         Other Practices                                      Transactions

18.      Capital Stock and Other                              Additional Information
         Securities

19.      Purchase, Redemption and                             How to Invest; Other
         Pricing of Securities                                Investment and Redemption
         Being Offered                                        Services

20.      Tax Status                                           Taxes -- Mutual Funds

21.      Underwriters                                         Investment Advisory and Other
                                                              Services

22.      Calculation of Performance                           Investment Results
         Data

23.      Financial Statements                                 Appendix B: Audited Financial
                                                              Statements as of October 31,
                                                              1996

                                                     - 3 -


ITEMS IN PART C

24.      Financial Statements and Exhibits

25.      Persons Controlled by or Under
         Common Control

26.      Number of Holders of Securities

27.      Indemnification

28.      Business and Other Connections
         of Investment Advisors

29.      Principal Underwriter

30.      Location of Accounts and Records

31.      Management Services

32.      Undertakings

                              FREMONT
                              MUTUAL
                              FUNDS, INC.

                              -  Money Market Fund
                              -  Bond Fund
                              -  Global Fund
                              -  Growth Fund
                              -  International Growth Fund
                              -  International Small Cap Fund
                              -  Emerging Markets Fund
                              -  U. S. Micro-Cap Fund

                                                                 March 1, 1997

TABLE OF CONTENTS

ITEM                                                                 PAGE NO.
Summary of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . .2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .3
The Advisor, The Sub-Advisors and the Funds. . . . . . . . . . . . . . .9
Investment Objectives, Policies and Risk Considerations. . . . . . . . 12
General Investment Policies. . . . . . . . . . . . . . . . . . . . . . 22
Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . 28
How to Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Shareholder Account Services and Privileges. . . . . . . . . . . . . . 30
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . 31
Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Dividends, Distributions and Federal Income Taxation . . . . . . . . . 33
Plan of Distribution (Emerging Markets Fund only)  . . . . . . . . . . 34
Calculation of Net Asset Value and Public Offering Price . . . . . . . 34
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . 35
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . 36
Telephone Numbers and Addresses. . . . . . . . . . . . . . . . . . . . 37

PROSPECTUS

     FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in eight series, or Funds:

     FREMONT MONEY MARKET FUND seeks to maximize current income to the extent consistent with preservation of capital and liquidity by investing in short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY. THE FUND WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

     FREMONT BOND FUND seeks to realize maximum total return consistent with the preservation of capital and prudent investment management by investing primarily in bonds, notes, bills and money market instruments of U.S. and foreign issuers.

     FREMONT GLOBAL FUND seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     FREMONT GROWTH FUND seeks to provide growth of capital over the long term by investing primarily in common stocks of companies domiciled within the United States.

     FREMONT INTERNATIONAL GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States.

     FREMONT INTERNATIONAL SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of small cap companies domiciled outside the United States.

     FREMONT EMERGING MARKETS FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers domiciled in countries with emerging or developing capital markets.

     FREMONT U.S. MICRO-CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of micro-cap companies domiciled within the United States.

     There can be no assurance that any Fund will achieve its investment objective. Each of the Funds, except for the Fremont Emerging Markets Fund, is a diversified fund as defined by the Investment Company Act of 1940.

     Shares of each Fund are offered without a sales charge.

     This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is March 1, 1997.

     FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

PLEASE READ THIS PROSPECTUS CAREFULLY. IT IS DESIGNED TO PROVIDE YOU WITH INFORMATION AND TO HELP YOU DECIDE WHICH OF THE FUNDS' OBJECTIVES MEETS YOUR OWN GOALS.

                                                      FREMONT MUTUAL FUNDS   1

SUMMARY OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases                     None
     Maximum Sales Load Imposed on Reinvested Dividends          None
     Deferred Sales Load                                         None
     Redemption Fees(a)                                          None
     Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                     TOTAL FUND
                                      MANAGEMENT     12B-     OTHER   OPERATING
                                         FEE         FEES    EXPENSES  EXPENSES
                                         ---         ----    --------  --------
Money Market Fund(b)                     .22%        None      .09%      .31%
Bond Fund(c)                             .40%        None      .28%      .68%
Global Fund                              .60%        None      .27%      .87%
Growth Fund                              .50%        None      .42%      .92%
International Growth Fund(d)             1.50%       None      None      1.50%
International Small Cap Fund(e) (d)      1.50%       None      None      1.50%
Emerging Markets Fund(f) (e)             None        None      None      None
U.S. Micro-Cap Fund(g) (f)               1.96%       None      None      1.96%

--------------------------------------------------------------------------------
Example: You would pay the following total expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        1 YEAR      3 YEARS   5 YEARS  10 YEARS
                                        ------      -------   -------  --------
Money Market Fund                        $  3         $10       $17       $39
Bond Fund                                   7          22        38        85
Global Fund                                 9          28        48       107
Growth Fund                                 9          29        51       113
International Growth Fund                  15          47        82       179
International Small Cap Fund               15          47        82       179
Emerging Markets Fund                       0          43
U.S. Micro-Cap Fund                        20          62       106       229

     THESE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

     The purpose of the above tables is to give you information and assistance in understanding the various costs and expenses of the Funds that an investor may bear directly or indirectly. Other expenses include, but are not limited to, administrative and transfer agent fees paid to Fremont Investment Advisors, Inc., custody, legal and audit, costs of registration of fund shares under applicable laws, and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses of the Emerging Markets Fund are based on estimated amounts for the current fiscal year. The percentages expressing annual fund operating expenses of the remaining Funds are based on actual expenses incurred during the most recent fiscal year, except that the management fee of the International Small Cap Fund has been restated to reflect the management fee currently being charged to the Fund.

     See "The Advisor, the Sub-Advisor and the Funds."

(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


(b) Administrative fees of .15% have been waived by the Advisor. Absent such waiver, other expenses and total fund operating expenses of the Money Market Fund would have been .24% and .46%, respectively, for the fiscal year ended October 31, 1996.

(c) Administrative fees of .15% have been waived by the Advisor. Absent such waiver, other expenses and total operating expenses of the Bond Fund would have been .43% and .83%, respectively, for the fiscal year ended October 31, 1996.

(d) Each of the International Growth Fund and the International Small Cap Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 1.5% of average net assets. However, the Advisor is obligated to pay all of the Funds' other ordinary operating expenses.

(e) The Advisor anticipates waiving management, 12b-1 and administrative fees and reimbursing the Emerging Markets Fund for all of its other operating expenses until further notice. Absent fee waivers and reimbursements of expenses by the Advisor, the management fee, 12b-1 fee, other expenses and total operating expenses would be 1.00%, .25%, .70% and 1.95%, respectively.

(f) The U.S. Micro-Cap Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million and 1.5% thereafter. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses. Absent waivers of management fees, the management fee and total operating expenses would have been 2.22% for the fiscal year ended October 31, 1996.


2  FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights of the Funds presented below have been audited by Coopers & Lybrand, L.L.P., independent accountants. Their report covering each of the five fiscal years in the period ended October 31, 1996, is included in the Funds' Annual Report. Further information about the Funds' performance is also contained in the Annual Report, which is included in the Funds' Statement of Additional Information and which may be obtained without charge.


                                                                 Year Ended October 31
MONEY MARKET FUND                                  ------------------------------------------------
                                                     1996        1995       1994      1993     1992
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD             $1.00       $1.00      $1.00     $1.00    $1.00
                                                   ------      ------     ------    ------   ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                         .05         .06        .03       .03      .04
                                                   ------      ------     ------    ------   ------
        Total investment operations                   .05         .06        .03       .03      .04
                                                   ------      ------     ------    ------   ------

   LESS DISTRIBUTIONS
     From net investment income                      (.05)       (.06)      (.03)     (.03)    (.04)
                                                   ------      ------     ------    ------   ------
        Total distributions                         (.05)        (.06)      (.03)     (.03)    (.04)
                                                   ------      ------     ------    ------   ------
   NET ASSET VALUE, END OF PERIOD                   $1.00       $1.00      $1.00     $1.00    $1.00
                                                   ------      ------     ------    ------   ------
                                                   ------      ------     ------    ------   ------

TOTAL RETURN #                                       5.34%       5.84%      3.49%     2.66%    3.73%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)      $329,652    $299,312   $224,439   $24,207  $31,832
   Ratio of expenses to average net assets(a)         .31%        .30%       .46%      .67%     .70%
   Ratio of net investment income to average
     net assets(a)                                   5.22%       5.70%      4.02%     2.62%    3.70%

*  Annualized

                                                    Year Ended October 31          PERIOD
MONEY MARKET FUND                                  ------------------------   NOVEMBER 18, 1988
                                                   1991        1990          TO OCTOBER 31, 1989
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD          $1.00      $1.00          $1.00
                                                ------     ------         ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                      .06        .08            .08
                                                ------     ------         ------
        Total investment operations                .06        .08            .08
                                                ------     ------         ------
   LESS DISTRIBUTIONS
     From net investment income                   (.06)      (.08)          (.08)
                                                ------     ------         ------
        Total distributions                       (.06)      (.08)          (.08)
                                                ------     ------         ------

   NET ASSET VALUE, END OF PERIOD                $1.00      $1.00          $1.00
                                                ------     ------         ------
                                                ------     ------         ------

TOTAL RETURN#                                     6.51%      7.99%          8.52%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)    $33,814    $62,599        $56,477
   Ratio of expenses to average net assets(a)      .51%       .60%           .65%*
   Ratio of net investment income to average
     net assets(a)                                6.44%      7.66%          8.04%*


*Annualized

(a) Administrative fees have been voluntarily waived from April 1, 1990 onwards. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.05, .46% and 5.07%, respectively, for the year ended October 31, 1996; $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992; $.06, .66% and 6.29%, respectively, for the year ended October 31, 1991; and $.08, .69% and 7.57%, respectively, for the year ended October 31, 1990.

#    Total return would have been lower had the Advisor not waived expenses.

                                                        FREMONT MUTUAL FUNDS   3


                                                         Year Ended October 31      PERIOD FROM
BOND FUND                                          ------------------------------ APRIL 30, 1993 TO
                                                     1996        1995       1994  OCTOBER 31, 1993
                                                                                  ----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD            $10.13       $9.29     $10.27      $10.04
                                                   ------      ------     ------      ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                         .67         .65        .53         .27
     Net realized and unrealized gain (loss)          .11         .83       (.98)        .24
                                                   ------      ------     ------      ------
        Total investment operations                   .78        1.48       (.45)        .51
                                                   ------      ------     ------      ------

   LESS DISTRIBUTIONS
     From net investment income                      (.70)       (.64)      (.53)       (.27)
     From net realized gains                         (.22)         --         --        (.01)
                                                   ------      ------     ------      ------
        Total distributions                          (.92)       (.64)      (.53)       (.28)
                                                   ------      ------     ------      ------
   NET ASSET VALUE, END OF PERIOD                   $9.99      $10.13      $9.29      $10.27
                                                   ------      ------     ------      ------
                                                   ------      ------     ------      ------

TOTAL RETURN #                                       8.18%      16.49%     -4.42%       5.15%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)       $70,577     $86,343    $64,244     $11,738
   Ratio of expenses to average net assets(a)         .68%        .60%       .66%        .50%*
   Ratio of net investment income to average
     net assets(a)                                   6.82%       6.69%      5.76%       5.35%*
   Portfolio turnover rate                            154%         21%       205%         13%*


*    Annualized

(a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.66, .83% and 6.67%, respectively, for the year ended October 31, 1996; $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04% and 5.38%, respectively, for the year ended October 31, 1994; and $.23, 1.23% and 4.62%, respectively, for the period from April 30, 1993 to October 31, 1993.

#    Total return would have been lower had the Advisor not waived expenses.

4    FREMONT MUTUAL FUNDS


                                                                 Year Ended October 31
GLOBAL FUND                                      --------------------------------------------------
                                                     1996        1995       1994      1993     1992
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD            $14.24      $13.13     $13.17    $11.52     $11.25
                                                   ------      ------     ------    ------     ------
   INCOME FROM INVESTMENT OPERATIONS
          Net investment income                       .39         .40        .26       .32        .39
     Net realized and unrealized gain (loss)         1.49        1.24       (.03)     1.67        .40
                                                   ------      ------     ------    ------     ------
               Total investment operations           1.88        1.64        .23      1.99        .79
                                                   ------      ------     ------    ------     ------

   LESS DISTRIBUTIONS
          From net investment income                 (.44)       (.50)      (.14)     (.26)      (.40)
          From net realized gains                    (.57)       (.03)      (.13)     (.08)      (.11)
          Return of Capital                            --          --         --        --       (.01)
                                                   ------      ------     ------    ------     ------
               Total distributions                  (1.01)       (.53)      (.27)     (.34)      (.52)
                                                   ------      ------     ------    ------     ------
   NET ASSET VALUE, END OF PERIOD                  $15.11      $14.24     $13.13    $13.17     $11.52
                                                   ------      ------     ------    ------     ------
                                                   ------      ------     ------    ------     ------

TOTAL RETURN                                        13.72%      12.78%      1.74%    17.51%      7.10%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)      $572,150    $482,355   $453,623  $186,325   $101,839
   Ratio of expenses to average net assets            .87%        .88%       .95%      .99%      1.09%
   Ratio of net investment income to average         2.66%       2.98%      2.47%     2.89%      3.41%
     net assets
   Portfolio turnover rate                             71%         83%        52%       40%        50%
   Average commission rate paid                    $.0238          --         --        --         --

                                                    Year Ended October 31          PERIOD
GLOBAL FUND                                       ------------------------   NOVEMBER 18, 1988
                                                   1991        1990          TO OCTOBER 31, 1989
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD             $9.93      $10.77            $10.00
                                                   ------      ------            ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                            .47         .54               .57
     Net realized and unrealized gain (loss)         1.34        (.82)             (.79)
                                                   ------      ------            ------
        Total investment operations                  1.81        (.28)             1.36
                                                   ------      ------            ------
   LESS DISTRIBUTIONS
     From net investment income                      (.45)       (.54)             (.45)
     From net realized gains                         (.04)       (.02)             (.14)
     Return of capital                                 --          --                --
                                                   ------      ------            ------
        Total distributions                          (.49)       (.56)             (.59)
                                                   ------      ------            ------
   NET ASSET VALUE, END OF PERIOD                  $11.25       $9.93            $10.77
                                                   ------      ------            ------
                                                   ------      ------            ------

TOTAL RETURN                                        18.38%      -2.64%            13.71%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)       $74,502     $55,028           $43,918
   Ratio of expenses to average net assets           1.12%       1.10%             1.02%*
   Ratio of net investment income to average         4.34%       5.01%             5.30%*
     net assets
   Portfolio turnover rate                             81%         36%               51%*
   Average commission paid                             --          --                --

*  Annualized

                                                        FREMONT MUTUAL FUNDS   5

                                                         Year Ended October 31                   PERIOD FROM
GROWTH FUND                                          ---------------------------------------  AUGUST 14, 1992 TO
                                                     1996        1995       1994      1993     OCTOBER 31, 1992
                                                                                                ----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

   NET ASSET VALUE, BEGINNING OF PERIOD             $13.06     $10.46      $11.25      $10.08        $9.92
                                                    ------     ------      ------      ------       ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                          .10        .13         .21         .13          .02
     Net realized and unrealized gain (loss)          2.65       2.74        (.02)       1.16          .18
                                                    ------     ------      ------      ------       ------
        Total investment operations                   2.75       2.87         .19        1.29          .20
                                                    ------     ------      ------      ------       ------

   LESS DISTRIBUTIONS
     From net investment income                      (.08)       (.17)       (.18)       (.12)        (.04)
     From net realized gains                          (.71)      (.10)       (.80)         --           --
                                                    ------     ------      ------      ------       ------
        Total distributions                           (.79)      (.27)       (.98)       (.12)        (.04)
                                                    ------     ------      ------      ------       ------
   NET ASSET VALUE, END OF PERIOD                   $15.02     $13.06      $10.46      $11.25       $10.08
                                                    ------     ------      ------      ------       ------
                                                    ------     ------      ------      ------       ------

TOTAL RETURN #                                       22.06%     28.12%       1.72%      12.80%        2.00%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $78,624    $59,632     $27,244     $42,306      $32,388
   Ratio of expenses to average net assets(a)          .92%       .97%        .94%        .87%         .94%*
   Ratio of net investment income to average
     net assets(a)                                     .75%      1.02%       1.31%       1.19%        1.08%
   Portfolio turnover rate                             129%       108%         55%         44%          49%
   Average commission rate paid                     $.0429         --          --          --           --

*    Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992.

#    Total return would have been lower had the Advisor not waived expenses.

6    FREMONT MUTUAL FUNDS

INTERNATIONAL GROWTH FUND

                                                    YEAR ENDED OCTOBER 31     PERIOD FROM
                                                  -------------------------  MARCH 31 1994 TO
                                                     1996          1995     OCTOBER 31, 1994
                                                     ----          ----     -----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
    NET ASSET VALUE, BEGINNING OF PERIOD             $9.72         $9.79          $9.57
                                                    ------        ------         ------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss)                   (.02)          .10            .02
       Net realized and unrealized gain (loss)         .71          (.09)           .20
                                                    ------        ------         ------
         Total investment operations                   .69           .01            .22
                                                    ------        ------         ------
    LESS DISTRIBUTIONS
       From net investment income                     (.01)         (.08)            --
       From net realized gains                          --            --             --
                                                    ------        ------         ------
         Total distributions                          (.01)         (.08)            --
                                                    ------        ------         ------
    NET ASSET VALUE, END OF PERIOD                  $10.40         $9.72          $9.79
                                                    ------        ------         ------
                                                    ------        ------         ------

TOTAL RETURN                                          7.07%         0.13%          2.30%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)       $35,273       $32,156        $29,725
    Ratio of expenses to average net assets           1.50%         1.50%          1.50%*
    Ratio of net investment income (loss) to
     average net assets                               -.20%         1.19%           .35%*
    Portfolio turnover rate                             74%           32%            44%
    Average commission rate paid                    $.0150            --             --

*Annualized

INTERNATIONAL SMALL CAP FUND

                                                    YEAR ENDED OCTOBER 31     PERIOD FROM
                                                  -------------------------  JUNE 30 1994 TO
                                                     1996          1995     OCTOBER 31, 1994
                                                     ----          ----     -----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
    NET ASSET VALUE, BEGINNING OF PERIOD             $9.00         $9.86         $10.00
                                                    ------        ------         ------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss)                    .14           .10           (.01)
       Net realized and unrealized gain (loss)        1.08          (.88)          (.13)
                                                    ------        ------         ------
         Total investment operations                  1.22          (.78)          (.14)
                                                    ------        ------         ------
    LESS DISTRIBUTIONS
       From net investment income                     (.07)         (.08)            --
       From net realized gains                          --            --             --
                                                    ------        ------         ------
         Total distributions                          (.07)         (.08)            --
                                                    ------        ------         ------
    NET ASSET VALUE, END OF PERIOD                  $10.15         $9.00          $9.86
                                                    ------        ------         ------
                                                    ------        ------         ------

TOTAL RETURN #                                       13.69%        -7.96%         -1.40%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)        $9,214        $4,245         $1,768
    Ratio of expenses to average net assets(a)        1.81%         2.06%          2.50%*
    Ratio of net investment income (loss) to
     average net assets(a)                            1.61%         1.67%          -.28%*
    Portfolio turnover rate                             74%           96%            --
    Average commission rate paid                    $.0003            --             --


*Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income
    (loss) to average net assets would have been $.08, 2.50% and 0.92%, respectively, for the year ended October 31, 1996, and $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

#   Total return would have been lower had the Advisor not waived expenses.

                                                        FREMONT MUTUAL FUNDS   7

EMERGING MARKETS FUND
                                                  PERIOD FROM
                                               JUNE 24, 1996 TO
                                               OCTOBER 31, 1996
                                               ----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
    NET ASSET VALUE, BEGINNING OF PERIOD            $10.00
                                                    ------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income(a)                        .10
       Net realized and unrealized loss               (.41)
                                                    ------
         Total investment operations                  (.31)
                                                    ------
    LESS DISTRIBUTIONS
       From net investment income                     (.07)
       From net realized gains                          --
                                                    ------
         Total distributions                          (.07)
                                                    ------
    NET ASSET VALUE, END OF PERIOD                   $9.62
                                                    ------
                                                    ------

TOTAL RETURN #                                       -3.12%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)        $3,772
    Ratio of expenses to average net assets(a)        0.00%*
    Ratio of net investment income to
     average net assets(a)                            3.32%*
    Portfolio turnover rate                             20%*
    Average commission rate paid                    $.0063


*Annualized

(a) Management fees and all other expenses have been voluntarily waived or reimbursed from June 24, 1996 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.05, 4.95% and -1.63%, respectively, for the period ended October 31, 1996.

# Total return would have been lower had the Advisor not waived or reimbursed expenses.


U.S. MICRO-CAP FUND

                                                    YEAR ENDED OCTOBER 31     PERIOD FROM
                                                  -------------------------  JUNE 30 1994 TO
                                                     1996          1995     OCTOBER 31, 1994
                                                     ----          ----     -----------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
    NET ASSET VALUE, BEGINNING OF PERIOD            $14.34        $10.34         $10.00
                                                    ------        ------         ------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss)(a)                (.04)         (.05)           .02
       Net realized and unrealized gain               5.83          4.05            .34
                                                    ------        ------         ------
         Total investment operations                  5.79          4.00            .36
                                                    ------        ------         ------
    LESS DISTRIBUTIONS
       From net investment income                       --            --           (.02)
       From net realized gains                        (.50)           --             --
                                                    ------        ------         ------
         Total distributions                          (.50)           --           (.02)
                                                    ------        ------         ------
    NET ASSET VALUE, END OF PERIOD                  $19.63        $14.34         $10.34
                                                    ------        ------         ------
                                                    ------        ------         ------

TOTAL RETURN #                                       41.46%        38.68%          3.60%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)      $102,481        $7,792         $2,052
    Ratio of expenses to average net assets(a)        1.96%         2.04%          2.50%*
    Ratio of net investment income (loss) to
     average net assets(a)                            -.51%         -.67%           .68%*
    Portfolio turnover rate                             81%          144%           129%
    Average commission rate paid                    $.0541            --             --

* Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income
     (loss) to average net assets would have been -$.06, 2.22% and -.77%, respectively, for the year ended October 31, 1996, and -$.08, 2.50% and - 1.13%, respectively, for the year ended October 31, 1995.

#    Total return would have been lower had the Advisor not waived expenses.


8    FREMONT MUTUAL FUNDS

THE ADVISOR, THE SUB-ADVISORS
AND THE FUNDS

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in eight series, or Funds. The Board of Directors of the Investment Company is permitted to create additional Funds at any time. Each Fund has its own investment objective and policies and operates as a separate mutual fund.

FREMONT INVESTMENT ADVISORS, INC. PROVIDES INVESTMENT ADVISORY SERVICES TO THE FREMONT FUNDS.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides each Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained investment management firms (the "Sub-Advisors") to provide certain of the Funds with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Funds, including the services provided by the Sub-Advisors.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the applicable Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a sub-advisor.

For additional information about the Advisor and the Sub-Advisors, see "Investment Advisory and Other Services" in the Statement of Additional Information.

MONEY MARKET FUND

As compensation for its services to the Money Market Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of .30% per annum of the first $50 million of the Fund's average net assets and .20% of such assets in excess of $50 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The Advisor is waiving the entire administrative fee with respect to the Fund until further notice. See "Other Expenses of the Funds" below.

- Norman Gee is the Portfolio Manager for the Money Market Fund and Vice President of the Advisor. Norman has 18 years' experience in portfolio management and analysis. He is a graduate of San Francisco State University.

BOND FUND

As compensation for its services to the Bond Fund, the Advisor receives from the Fund an advisory fee of .40% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The Advisor is waiving the entire administrative fee with respect to the Fund until further notice. See "Other Expenses of the Funds" below.

PIMCO SERVES AS SUB-ADVISOR FOR THE BOND FUND. PIMCO CURRENTLY MANAGES $83 BILLION AND IS ONE OF THE MOST RECOGNIZED BOND FUND MANAGERS IN THE WORLD.

Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, serves as Sub-Advisor for the Bond Fund pursuant to a Portfolio Management Agreement. PIMCO is an investment counseling firm founded in 1971, and currently has $83 billion of assets under management. The controlling partner of PIMCO is PIMCO Advisors L.P., in which Pacific Mutual Life Insurance Company indirectly holds an approximate 62.7% interest; the remaining interest is held indirectly by a group comprised of the managing directors of PIMCO. PIMCO is registered as an investment advisor with the Securities and Exchange Commission and as a commodity trading advisor with the Commodity Futures Trading Commission. William H. Gross, CFA, Chairman and Chief Investment Officer of PIMCO, is the portfolio manager of the Fund and has served in that capacity since March 1, 1994. A founder of the firm, Bill has been associated with PIMCO for 23 years. He received his bachelor's degree from Duke University and his MBA from the UCLA Graduate School of Business.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Bond Fund), the Advisor and PIMCO provides that PIMCO will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. PIMCO pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Bond


                                                         FREMONT MUTUAL FUNDS  9

Fund) pays PIMCO a fee equal to .25% per annum of Fund assets managed by PIMCO. The Portfolio Management Agreement with PIMCO may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by PIMCO.

GLOBAL FUND

As compensation for its services to the Global Fund, the Advisor receives from the Fund an advisory fee of .60% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

THE ADVISOR'S ASSET ALLOCATION REVIEW IS BASED ON FORECASTS OF RETURNS FOR EACH ASSET CLASS.

The Advisor will allocate and reallocate the assets of the Global Fund to seek to achieve the Fund's investment objective. This will involve a periodic review of the outlook for various securities which may result in reallocation of assets among the categories. The Advisor's asset allocation review process is based on forecasts of returns for each asset class. The investment environment is also analyzed since capital markets often anticipate economic developments. Given the Advisor's evaluation, an appropriate asset mix is determined for the Fund.

The Global Fund is managed by the Advisor's Asset Allocation Committee, whose members are Robert J. Haddick, Alexandra Kinchen, Vincent P. Kuhn, Jr., Peter F. Landini, and David L. Redo.

- Robert J. Haddick, CFA, is Vice President of the Advisor and a member of its Investment and Equity Committees. His primary responsibilities include developing global asset allocation and investment management strategies. Bob earned his B.A. and M.B.A. from the University of Illinois.

- Alexandra Kinchen is Vice President of the Advisor and a member of its Investment and Fixed Income Committees. Sandie earned her B.A. and M.B.A. from Golden Gate University, San Francisco, California.

- Vincent P. Kuhn is Executive Vice President and Director of Fremont Mutual Funds and the Advisor. He is Chairman of the Advisor's Fixed Income Committee and is also a member of the Fremont Investment Committee. Vince received an undergraduate degree in Finance from Iona College, and an M.B.A. from New York University.

- Peter F. Landini is Senior Vice President and Director of the Advisor and a member of its Investment Committee. Pete graduated from the University of Santa Clara with a degree in Accounting and received an M.B.A. from Golden Gate University, San Francisco, California. He is Chairman of the Advisor's Equity and Asset Allocation Committees.

- David L. Redo is a Director of Fremont Mutual Funds and President, CEO and Chief Investment Officer for the Advisor. He has overall responsibility for the management of approximately $4.5 billion of marketable securities portfolios including the Fremont Mutual Funds. Prior to joining the Advisor's predecessor organization in 1977, Dave was responsible for Pacific Telesis' Pension Fund Investments. He received a B.S. in Electrical Engineering from the University of California, Berkeley and an M.B.A. from the University of Santa Clara.

GROWTH FUND

As compensation for its services to the Growth Fund, the Advisor receives from the Fund an advisory fee of .50% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

The Equity Committee is responsible for managing the mix between the portion of the Growth Fund's portfolio which is managed directly by the Advisor and the portion of the Fund's portfolio which is managed by the Fund's Sub-Advisor, and is responsible for reviewing the securities and overall characteristics of the Fund's portfolio.


The portfolio managers for the Growth Fund are W. Kent Copa, John B. Kosekoff and Peter F. Landini. Ken has co-managed the Fund since January 1995. John has co-managed the Fund since November 1996. Pete has co-managed the Fund since its inception.

- W. Kent Copa, CFA, is Vice President of the Advisor and a member of its Equity Committee. Ken earned his B.A. and M.B.A. from Brigham Young University.

- John B. Kosekoff is Vice President of the Advisor and a member of its Equity Committee. John earned his B.A. from the University of California at Berkeley and his M.B.A. from Cornell University. He was previously employed as a senior analyst and portfolio manager at RCM Capital Management, as a hedge fund analyst and portfolio manager at Omega Advisors, and as a senior consumer sector analyst at Lord, Abbett & Co.

For a biography on Peter F. Landini, chairman of the Advisor's Equity Committee, please refer to the Global Fund section.


INTERNATIONAL GROWTH FUND

Under the terms of the Advisory Agreement, the International Growth Fund pays the Advisor a fee of 1.50% per annum of the Fund's average net assets, computed daily and paid monthly. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

The portfolio managers for the International Growth Fund since


10  FREMONT MUTUAL FUNDS

September 1995 are Andrew L. Pang, Peter F. Landini and Robert J. Haddick.

- Andrew L. Pang is Vice President of the Advisor and a member of its Investment Committee and Equity Committee. Andrew received his degree in Finance from San Francisco State University and received an M.B.A. from Golden Gate University, San Francisco, California.

For biographies of Peter F. Landini and Robert J. Haddick, please refer to the Global Fund section.

INTERNATIONAL SMALL CAP FUND

Under the terms of the Advisory Agreement, the International Small Cap Fund pays the Advisor a fee, computed daily and paid monthly, of 1.50% per annum of the Fund's average net assets. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

ACADIAN ASSET MANAGEMENT SERVES AS THE SUB-ADVISOR FOR THE INTERNATIONAL SMALL CAP FUND. ACADIAN MANAGES $3.9 BILLION IN INTERNATIONAL PORTFOLIOS.

Acadian Asset Management, Inc. ("Acadian"), Two International Place, Boston, Massachusetts 02110, serves as Sub-Advisor to the International Small Cap Fund pursuant to a Portfolio Management Agreement. Acadian is an international investment management firm and currently manages approximately $3.9 billion in assets. Acadian is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, foundations and other institutions and individuals. Dr. Gary L. Bergstrom, President of Acadian, oversees the day-to-day investment decisions for the Fund and has done so since the Fund's inception. Dr. Bergstrom founded Acadian's predecessor, Acadian Financial Research, Inc., in 1977.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the International Small Cap Fund), the Advisor and Acadian provides that Acadian will manage the investment and reinvestment of the assets of the Fund and continually review, supervise and administer the Fund's investments. Acadian pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Acadian a fee equal to .75% per annum of the first $50 million of the Fund's average net assets, .65% of the next $50 million of such assets, .50% of the next $100 million of such assets and .40% of such assets in excess of $200 million. The Portfolio Management Agreement with Acadian may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Acadian Asset Management.

EMERGING MARKETS FUND

As compensation for its services to the Emerging Markets Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average daily net assets. The Advisor is waiving both fees and reimbursing the Fund for all of its other operating expenses until further notice. See "Other Expenses of the Fund" below.

CREDIT LYONNAIS INTERNATIONAL ASSET MANAGEMENT, AN INDIRECT SUBSIDIARY OF CREDIT LYONNAIS S.A., SERVES AS THE SUB-ADVISOR FOR THE EMERGING MARKETS FUND.

Credit Lyonnais International Management (HK) Limited ("Credit Lyonnais Management"), Three Exchange Square, 38 Connaught Place, 6th floor, Hong Kong, serves as Sub-Advisor to the Emerging Markets Fund pursuant to a Portfolio Management Agreement. Credit Lyonnais Management is a Hong Kong company which is a wholly-owned indirect subsidiary of Credit Lyonnais S.A., whose assets exceeded $339 billion as of December 31, 1995. Credit Lyonnais S.A. manages or advises in excess of $86.2 billion world-wide as of December 31, 1996. All investment decisions of Credit Lyonnais Management with respect to the Fund are made by committee, and no one person is primarily responsible for making recommendations to the committee.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Emerging Markets Fund), the Advisor and Credit Lyonnais Management provides that Credit Lyonnais Management will manage the investment and reinvestment of the assets of the Fund and continually review, supervise and administer the Fund's investments. Credit Lyonnais Management pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Credit Lyonnais Management a fee equal to .50% per annum of the Fund's average daily net assets. Credit Lyonnais Management has agreed, however, to waive its entire fee until further notice. The Portfolio Management Agreement with Credit Lyonnais Management may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Credit Lyonnais Management.

U.S. MICRO-CAP FUND

Under the terms of the Advisory Agreement, the U.S. Micro-Cap Fund pays the Advisor a fee, computed daily and paid monthly, of 2.50% per annum of the Fund's average net assets


                                                        FREMONT MUTUAL FUNDS  11
with respect to the first $30 million, 2.00% with respect to the next $70 million of such assets, and 1.50% of such assets in excess of $100 million. Under this Agreement, the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

MORGAN GRENFELL CAPITAL MANAGEMENT, INC. SERVES AS THE SUB-ADVISOR FOR THE U.S. MICRO-CAP FUND. MORGAN MANAGES OVER $500 MILLION IN SMALL- AND MICRO-CAP STOCKS.

Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell"), 885 Third Avenue, New York, New York 10022, currently serves as Sub-Advisor to the U.S. Micro-Cap Fund pursuant to a Portfolio Management Agreement. Morgan Grenfell is a U.S. investment advisory subsidiary of London-based Morgan Grenfell Group PLC.
Morgan Grenfell Group PLC is owned by Deutsche Bank AG. Within Morgan Grenfell, the Smaller Capitalization Equities team, headed by Mr. Robert E. Kern, has managed the Fund since inception. Bob has over 30 years of investment management experience and has been employed by Morgan Grenfell since 1986. The Smaller Capitalization Equities team is comprised of experienced professionals each having investment research/portfolio management responsibility within a specialized economic sector. Investment research specialization by economic sectors is designed to create an advantage by providing an in-depth understanding of each economic sector and of the industries within these sectors. This knowledge provides the team with the ability to make individual company investment decisions. Each team member works with the team's specialist small cap trader to determine execution strategy. This approach, designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the U.S. Micro-Cap Fund), the Advisor and Morgan Grenfell provides that Morgan Grenfell will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. Morgan Grenfell pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Morgan Grenfell a fee equal to 1.50% per annum of the first $30 million of the Fund's average net assets, 1.00% of the next $70 million of such assets and .75% of such assets in excess of $100 million. The Portfolio Management Agreement with Morgan Grenfell may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Morgan Grenfell.


OTHER EXPENSES OF THE FUNDS. In addition to the fees described above, each of the Money Market Fund, the Bond Fund, the Global Fund, the Growth Fund and the Emerging Markets Fund each pay their own operating expenses including; shareholder servicing fees to third party servicing agents.


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of each Fund are stated below. A broad range of objectives and policies is offered because the Funds are intended to offer investment alternatives for a broad range of investors, who are expected to have a wide and varying range of investment objectives. All of the Funds (except for the Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that any Fund will achieve its investment objective.

THE FREMONT MONEY MARKET FUND SEEKS TO MAXIMIZE CURRENT INCOME TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY.

MONEY MARKET FUND

The investment objective of the Money Market Fund is to maximize current income to the extent consistent with preservation of capital and liquidity. The Fund seeks to achieve its objective by investing primarily in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; and other debt securities having no more than 397 days to maturity. The Money Market Fund also may enter into repurchase agreements. Though it has no current intention to do so, the Fund may in the future enter into reverse repurchase agreements.

THE FUND ATTEMPTS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

The Fund attempts to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (as allowed by regulations under the 1940
Act) which are of high quality and present minimal credit risks as determined by the Advisor, under the direction of the Board of Directors. The portfolio must have a dollar-weighted average maturity of not more than 90 days. At least 25% of the Fund's assets will have a maturity of 90 days or less. All portfolio securities will be denominated in U.S. dollars.


12  FREMONT MUTUAL FUNDS

At the time of purchase, short-term securities must be considered "First Tier" quality: rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), or by a single NRSRO in the case of a security rated by only one NRSRO, or if unrated, of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. There are currently six NRSROs: Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("D&P"), IBCA Limited and its affiliate IBCA, Inc. ("IBCA"), and Thomson Bankwatch, Inc. ("TBW"). Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated single "A" or better by an NRSRO, or if unrated, by an entity of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A of the Statement of Additional Information for a description of rating categories.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5% (but not more than 25%) of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described in the Statement of Additional Information, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets. For a description of these investments, see "General Investment Policies."

THE FREMONT BOND FUND SEEKS TO REALIZE MAXIMUM TOTAL RETURN CONSISTENT WITH THE PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

BOND FUND

The investment objective of the Bond Fund is to seek to realize maximum total return consistent with the preservation of capital and prudent investment management.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in debt securities, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); obligations of domestic or foreign corporations and other entities; and mortgage-related and other asset-backed securities. The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of these securities will vary between 5 and 15 years. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, bankers' acceptances, certificates of deposit and time deposits).

The Fund will invest primarily in securities rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Fund's Sub-Advisor, PIMCO, to be of comparable quality. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. See "Corporate Debt Securities" below for more information on quality ratings and risks involved with lower rated securities.

THE FUND'S INVESTMENTS WILL BE CONCENTRATED IN AREAS OF THE BOND MARKET THAT THE SUB-ADVISOR BELIEVES ARE RELATIVELY UNDERVALUED.

The Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers domiciled in a single country other than the United States.

In selecting securities and currencies for the Fund's portfolio, the Sub-Advisor utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on the Sub-Advisor's outlook for the economy, the financial markets, and other factors. The Fund's investments will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Sub-Advisor believes are relatively undervalued.

The Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on


                                                        FREMONT MUTUAL FUNDS  13
futures contracts and currency, and swap agreements. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities and other instruments. When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

In addition, the Fund may purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending, invest in reverse repurchase agreements and borrow money for temporary administrative or emergency purposes. See "General Investment Policies" and the Statement of Additional Information for more information.

A portion of the Fund's assets may be invested in mortgage-related and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above. The Fund may also invest in a small percentage of assets in common stock consistent with its investment objectives.

Fixed-income securities of the type held by the Fund generally appreciate in value when market interest rates decline. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would result in a depreciation in value or adversely affect the value of the security expressed in dollars.

The Fund may participate in the options market, and may enter into futures contracts and purchase and sell options on such contracts on a non-leveraged basis. The Fund will set aside cash, cash equivalents or high quality debt securities or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter options, the risk of default by the counterparty; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options. The Fund currently intends to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets. A more thorough description of these investment practices and their associated risks is contained in "General Investment Policies" and the Statement of Additional Information.

CORPORATE DEBT SECURITIES. The Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") in which the Fund may invest (to a limited extent) will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

THE FREMONT GLOBAL FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK. THE FUND ALLOCATES ASSETS SO AS TO EMPHASIZE ASSETS WITH THE MOST FAVORABLE RETURN OUTLOOK.

GLOBAL FUND

The investment objective of the Fund is to seek to maximize total return (including income and capital gains) while reducing risk. In seeking to achieve this objective, the Fund intends to allocate assets and periodically review the asset allocation to emphasize assets with the most favorable return outlook, consistent with the Fund's objective of minimizing price volatility. The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents, and adjust the level of investment maintained in each asset category in response to changing market conditions. The allocation of assets will be determined by the Advisor based on its evaluation of projections of risk, market conditions, asset value and expected return. This evaluation process is described in more detail below.
The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of


14  FREMONT MUTUAL FUNDS
evaluation, appear to have the best expected return potential. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

DESCRIPTION OF CLASSES OF ASSETS. Under normal circumstances, the Fund will invest in securities of issuers located in at least three different countries, including the United States. The Advisor will allocate the assets of the Fund among the following categories of assets:

- U.S. STOCKS - The Fund may invest in common and preferred stocks of U.S.-based companies which are traded on a U.S. exchange or in the Over-the-Counter (OTC) market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

- U.S. DOLLAR-DENOMINATED DEBT SECURITIES - The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund will not invest more than 5% of its net assets in variable and floating rate debt securities, nor will the Fund invest more than 5% of its net assets in guaranteed investment contracts. The Fund may invest in interest rate futures and options on such futures. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities.

     Most of the debt securities in which the Fund will invest are rated
     Baa or better by Moody's, BBB or better by S&P, or, if unrated, determined to be of comparable quality by the Advisor. Securities rated BBB or Baa are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated Ba by Moody's or BB by S&P. Securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

- FOREIGN STOCKS - The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") representing shares of foreign companies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on the outlook for the currencies involved. Hedging may be undertaken through the purchase of currency futures or otherwise. For a discussion of these transactions, see "Options and Futures" and "Forward Currency, Futures and Options Transactions" in the "General Investment Policies" section of this Prospectus.

- FOREIGN BONDS - The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on the outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on the outlook for currency values.

     For a discussion of the risk factors associated with foreign investing, see "General Investment Policies -- Special Considerations for International Investing."

- REAL ESTATE SECURITIES - The Fund may invest in the equity securities of publicly traded and private real estate investment trusts ("REITs") which invest in real estate. A REIT is an entity which concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

- PRECIOUS METALS AND COMMODITIES FUTURES - The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those which generate a substantial portion of their gross income or net


                                                        FREMONT MUTUAL FUNDS  15
     profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

OTHER CONSIDERATIONS WITH RESPECT TO THE FUND. The Advisor will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values of the fixed income portion of the Fund's portfolio are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment. Under normal economic and market conditions, the fixed-income portion of the Fund's portfolio will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. In seeking to achieve the Fund's objective of total return, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates. The Advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data.

In seeking current income or to reduce principal volatility, the Fund may also
(1) enter into futures contracts, including contracts for the future delivery of debt securities of the types described above, stock index futures contracts with respect to the S&P 500 Index or other similar broad-based stock market indices and commodities futures, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, indexes, commodities or futures contracts, the premiums of which are limited to 5% of the Fund's assets.

Further information concerning options and futures and their associated risks is contained in "General Investment Policies -- Options and Futures Contracts" and in the Statement of Additional Information.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions." The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another country.

A portion of the Fund's assets may be invested in mortgage-related and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above.

THE FREMONT GROWTH FUND SEEKS TO PROVIDE GROWTH OF CAPITAL OVER THE LONG TERM INVESTING PRIMARILY IN U.S. COMMON STOCKS.

GROWTH FUND

The investment objective of the Growth Fund is to provide growth of capital over the long term. Although not an objective of the Fund, income may accompany growth of capital. The Fund invests primarily in a diversified portfolio of common stocks.

Under normal conditions, at least 65% of the total assets of the Fund will be invested in U.S. common stocks. In addition, the Fund may purchase securities convertible into common and preferred stocks, and restricted securities. Preferred stocks held by the Fund will have a rating of B or better.

The Fund may invest in common and preferred stocks of U.S. based companies which are traded on a U.S. exchange or in the over-the-counter (OTC) market and may invest in stock index futures contracts, options on index futures and options on stock indexes.

The Fund may invest a portion of its assets in the equity securities of a diversified group of small, emerging growth companies before they become well-recognized as well as in the equity securities of larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth. No assurance can be given that any of these expectations will be met.

Because the Fund may invest in small, emerging growth companies before they become well-recognized, investors should realize that the very nature of investing in smaller companies involves greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. The securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. Because the Fund invests in companies based on their intrinsic value, and because intrinsic value may


16  FREMONT MUTUAL FUNDS
not be immediately recognized in the market, investors should consider this Fund a long-term or value-oriented growth fund.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. When a temporary defensive posture in the market is appropriate in the Advisor's opinion, the Fund may temporarily invest up to 100% of its assets in these instruments. The Fund may also hold other types of securities from time to time, including bonds.

The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") representing shares of foreign companies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor or the Sub-Advisor may engage in foreign currency hedging for assets in specific countries based on the outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise. For a discussion of the risk factors associated with forward currency, futures and options transactions, see "General Investment Policies -- Forward Currency, Futures and Options Transactions" and the Statement of Additional Information.

When the Fund holds bonds, the Fund will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). These bonds, including convertibles, will have a S&P or Moody's rating of A or better. However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. In seeking to achieve the Fund's objective of growth of capital, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on the outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on the outlook for currency values.

For a discussion of the risk factors associated with foreign investing, see "General Investment Policies -- Risk Factors and Special Considerations for International Investing."

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

The Advisor will allocate investments among the securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of growth potential, relative valuation yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level of interest rates, political developments, and variations of the supply of funds available for investment.

THE FREMONT INTERNATIONAL GROWTH FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY PRIMARILY INVESTING IN EQUITY SECURITIES OF ISSUERS DOMICILED OUTSIDE THE UNITED STATES.

INTERNATIONAL GROWTH FUND

The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies -- Risk Factors and Special Considerations for International Investing."

Under normal market conditions, at least 90% of the Fund's assets will be invested in equity securities of issuers domiciled outside the United States. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 90% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.


                                                        FREMONT MUTUAL FUNDS  17

THE FUND MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALLER TO MEDIUM SIZED GROWTH COMPANIES IN BOTH DEVELOPED AND EMERGING MARKET

The Fund may invest up to 50% of its total assets in equity securities of smaller to medium sized growth companies in both developed and emerging world markets. For the developed markets, such investments include equity securities of companies with market capitalizations of over $200 million but less than $2 billion. However, market capitalizations of smaller to medium sized company equity securities in emerging markets are significantly smaller and currently range between $25 million and $200 million. Emerging growth companies are small- and medium-sized companies that the Advisor believes often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises.

As used in this Prospectus, international emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries currently include but are not limited to Thailand, Indonesia, the Philippines, South Korea, Taiwan and certain Latin American countries. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor believes that investments in equity securities of companies in international emerging markets offer the opportunity for significant long-term investment returns. However, these investments involve certain risks, as discussed below and in "General Investment Policies - Risk Factors and Special Considerations for International Investing."

Investing in emerging growth companies involves certain special risks. Emerging growth companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of emerging growth companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Whenever in the judgment of the Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash or in high-quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. The Fund will not concentrate its investments in companies of a particular asset size, although, from time to time, it may emphasize investments in companies within particular industries, and will select its investments based on the characteristics of the particular markets and economies of the countries in which it invests.

In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements. The investment program of the Fund has been developed in the belief that research-based investment in a portfolio of equity securities of companies in a number of foreign countries will give shareholders a chance to participate on an international basis in the opportunities available in the growing foreign securities markets.

Investment will be made in those countries where the Advisor believes that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries except that the Fund will normally be invested in at least three countries outside the United States.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions."

THE FREMONT INTERNATIONAL SMALL CAP FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY PRIMARILY INVESTING IN SMALL CAP EQUITY SECURITIES OF ISSUERS DOMICILED OUTSIDE THE UNITED STATES.

INTERNATIONAL SMALL CAP FUND

The Fund seeks to achieve long-term capital appreciation by investing primarily in small capitalization ("small cap") equity securities of issuers domiciled outside the United States. The Fund selects its portfolio securities primarily from among small cap companies in developed markets whose individual market capitalizations would place them among the smallest 20% of market capitalization in their


18  FREMONT MUTUAL FUNDS
respective markets. Developed markets will generally be defined as those included in the Morgan Stanley Capital International Europe, Asia and Far East
(EAFE) Index. It is expected that the majority of the companies in which the Fund invests will have a market capitalization of under $1 billion; however, the Fund is likely to hold some companies with a market capitalization greater than $1 billion. The Fund is designed for investors willing to accept the risks entailed in investments in foreign securities of small companies and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in small cap equity securities of issuers domiciled outside the United States with a market capitalization of under $1 billion. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities will consist of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 65% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in small cap equity issuers domiciled outside the United States.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

International small cap companies are smaller sized companies that the Advisor and Sub-Advisor believe often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises. In addition, some smaller companies may be undervalued because they are not as closely followed by security analysts or institutional investors. The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies.

Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMPHASIS IS PLACED ON IDENTIFYING SECURITIES OF COMPANIES BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE.

Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements.

INVESTMENTS WILL BE MADE IN COUNTRIES THAT ARE BELIEVED LIKELY TO PRODUCE ABOVE AVERAGE INVESTMENT RETURNS.

Investments will be made in those countries where the Advisor and Sub-Advisor believe that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries. However, except during times that the Fund is in a temporary defensive posture, the Fund will invest at least 65% of its total assets in the securities of issuers domiciled in at least three different non-U.S. countries.

The Fund may invest in equity securities of companies domiciled in emerging markets. See the Emerging Markets Fund section of this prospectus for more detailed information on emerging markets.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also


                                                        FREMONT MUTUAL FUNDS  19
invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. The Fund may also invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield). All preferred stocks and debt securities, both foreign and domestic, in which the Fund invests must, at the time of acquisition, be rated Aa or better by Moody's or AA or better by S&P, or be of comparable quality as determined by the Advisor or Sub-Advisor.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions."

THE FREMONT EMERGING MARKETS FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION. THE FUND INVESTS IN EQUITY SECURITIES OF ISSUERS LOCATED IN DEVELOPING COUNTRIES.

EMERGING MARKETS FUND

The Fund is a non-diversified mutual fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers domiciled in countries with emerging or developing capital markets. Investments in emerging or developing capital markets may exhibit substantially greater price volatility than investments in developed markets.

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of issuers in Emerging Markets (as defined below). The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. However, the Fund will be invested in a minimum of three countries defined as Emerging Markets. The Fund's portfolio of equity securities will consist of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 65% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in equity securities of issuers in Emerging Markets.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

An issuer will be deemed to be in an Emerging Market if: (1) the principal securities trading market for such issuer is in an Emerging Market; (2) such issuer derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or has at least 50% of its total assets situated in one or more Emerging Markets: or (3) such issuer is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by the Sub-Advisor based on publicly available information and inquiries made to the issuers.

As used in this Prospectus, an Emerging Market is any country except: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States.

Emerging Markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor and Sub-Advisor believe that investments in equity securities of issuers in Emerging Markets offer the opportunity for significant long-term investment returns. However, these investments involve not only the risks discussed below with respect to foreign securities (see "General Investment Policies -- Risk Factors and Special Considerations for International Investing"), but also other risks. Investments in Emerging Markets may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of countries with Emerging Markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by adjustments in currency values and protectionist measures imposed or negotiated by the countries with which they trade. These Emerging Market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Fund may invest a portion of its assets in equity securities of smaller- to medium-sized growth companies. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The governments in some Emerging Markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Advisor and Sub-Advisor believe that privatizations may offer opportunities for significant capital appreciation, and intend to invest assets of the Fund in privatizations in appropriate circumstances. In certain Emerging Markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in Emerging Markets will


20  FREMONT MUTUAL FUNDS
continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Because the Fund is non-diversified, it may invest a larger percentage of its assets in individual issuers than a diversified fund. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

The Fund may invest in debt securities of both governmental and corporate issuers in Emerging Markets which are rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, determined by the Sub-Advisor to be of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. For further information, see the Statement of Additional Information.

Debt securities are susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Capital appreciation in debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Fund is incidental to the Fund's objective of long-term capital appreciation.

Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar denominated or foreign currency-denominated cash-equivalent investments or in high quality debt securities with maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash-equivalent investments or in high quality debt securities with maturities of one year or less.

In seeking to protect against the effect of adverse changes in the financial markets in which the Fund invests, or against currency exchange rate changes that are adverse to the present or prospective positions of the Fund, the Fund may use forward currency contracts, options on securities, options on indices, options on currencies, and futures contracts and options on futures contracts on securities and currencies. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). There can be no assurance that the Fund's risk management policies will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

THE FREMONT U.S. MICRO-CAP FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY PRIMARILY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON U.S. STOCKS.

U.S. MICRO-CAP FUND

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These securities will trade on a U.S. exchange or in the OTC market. However, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

UP TO 25% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN SECURITIES OF SMALL COMPANIES DOMICILED OUTSIDE THE UNITED STATES.

The Fund generally selects its portfolio securities among micro-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 10% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $425 million or less. Under normal market conditions, the weighted average capitalization of the portfolio will be less than the market capitalization of the largest company in the bottom 5% of the market value of all U.S. equities as measured by the Wilshire 5000 Index (currently about $200 million).

Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, many micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of micro-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or


                                                        FREMONT MUTUAL FUNDS  21

American Stock Exchanges or the market averages in general. Thus, the Fund may involve considerably more risk than an investment company investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies. This is due to greater opportunities for superior returns from companies with small stock market capitalizations which are not as well-known to the general public. These shares may have less investor following, and, therefore, may provide opportunities for investment gains due to the inefficiencies in this sector of the marketplace.

THE FUND SEEKS TO INVEST IN THOSE COMPANIES WHICH ARE IN THE EARLY STAGES OF AN EMERGING GROWTH CYCLE.

The Fund seeks to invest in those companies which are in the early stages of an emerging growth cycle, where the Advisor and Sub-Advisor believe earnings will grow faster than both inflation and the economy in general and where it believes such growth has not yet been fully reflected in the market price of these stocks. In seeking investments, the Advisor and Sub-Advisor will give weight to companies possessing a variety of characteristics including quality of management, companies which have gone public in recent years, an entrepreneurial management team, a narrow product line focus, or established companies where the growth potential has been significantly enhanced by new product developments, new market opportunities, mergers or divestitures, or new management. The investable universe provides what the Advisor and Sub-Advisor believe is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be rated at the time of purchase in the top two categories of Moody's (Aaa or Aa) or S&P (AAA or AA) or be of comparable quality as determined by the Advisor or Sub-Advisor.

GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet a Fund's quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

SHORT-TERM SECURITIES MUST BE RATED "TIER 1" QUALITY.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by a NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). Each Fund (except for the Bond Fund) will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Funds will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash


22  FREMONT MUTUAL FUNDS
equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may invest also in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

Stripped Mortgage Securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A


                                                        FREMONT MUTUAL FUNDS  23
common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% of a Fund's net assets.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM-") and interests in pools of credit card receivables. CARS-SM- represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM- will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM- although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor or Sub-Advisor will, consistent with a Fund's investment objective, policies and quality standards, and subject to the review and approval of the Investment Company's Board of Directors, consider making investments in such new types of securities.

The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) rated in one of the three highest categories by Moody's or S&P, or, if not rated, of equivalent investment quality as determined by the Advisor or Sub-Advisor. The Advisor or Sub-Advisor will monitor continuously the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect a Fund from loss due to factors such as a change in market interest rate levels or other particular financial market change that affects the value of or return due on an instrument.

SHARES OF INVESTMENT COMPANIES. Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of a Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

REPURCHASE AGREEMENTS. As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of the Money Market Fund) of the value of its net assets, would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and


24  FREMONT MUTUAL FUNDS

(3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including:
(1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

PORTFOLIO TURNOVER. Each Fund (except for the Money Market Fund) expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Funds' average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

EACH FUND MAY LEND UP TO ONE-THIRD OF ITS SECURITIES ONLY IF COVERED BY COLLATERAL EQUAL TO 100% OF THE VALUE OF SECURITIES BORROWED.

LOANS OF PORTFOLIO SECURITIES. Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 331/3% of its net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. A Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

BORROWING. Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

RESTRICTED SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under federal securities laws, but can be offered and sold to "qualified institutional buyers." However, a Fund will not invest more than 15% of its assets (or 10% with respect to the Money Market
Fund) in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


WARRANTS OR RIGHTS. Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.


OPTIONS AND FUTURES CONTRACTS. (Except for the Money Market Fund.) When a Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indexes, their performance tends to track the performance of common stocks generally - which may or may not correspond to the types of securities in which the Funds invest. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, a Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures


                                                        FREMONT MUTUAL FUNDS  25
contracts -- the premiums of which are limited to 5% of the Fund's assets.

A Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Funds will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.

Options and futures can be volatile investments. If the Advisor and/or Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of a Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FORWARD CURRENCY, FUTURES AND OPTIONS TRANSACTIONS. Except for the Money Market Fund, the Funds may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices which might adversely affect the value of a Fund's portfolio securities. A Fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

A Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor and/or Sub-Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is believed that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a currency contract to sell the currency the Advisor or Sub-Advisor expects to decline in the amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies that the Advisor and/or Sub-Advisor feels demonstrate a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor and/or Sub-Advisor believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, a Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While a Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Fund's portfolio securities. Purchasing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the dollar value of the currency, but also limits its potential for gain from a decline (rise) in the currency's dollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, a Fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent a Fund enters into over-the-counter options, the options and the assets so set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

Although a Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and a Fund may be required to maintain a position until


26  FREMONT MUTUAL FUNDS
exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading Commission as well as in the over-the-counter market and on foreign exchanges.

SWAP AGREEMENTS. (Except for the Money Market Fund.) The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING. (Except for the Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange


                                                        FREMONT MUTUAL FUNDS  27
rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of a Fund investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds intend to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

AMERICAN DEPOSITORY RECEIPTS. (Except for the Money Market Fund.) American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CANNOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

INVESTMENT RESTRICTIONS. Each Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating a Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and each Fund's investment objective cannot be changed without the approval of shareholders of that Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

Each Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds


28  FREMONT MUTUAL FUNDS
or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on an investment in a Fund will fluctuate. With respect to each Fund, except the Money Market Fund, the principal value of an investment will also fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Money Market Fund attempts to maintain a stable net asset value of $1.00 per share.

EACH FUND'S "TOTAL RETURN" WILL BE EX-PRESSED IN PERIODS OF 1, 5 AND 10 YEARS, AND FOR THE LIFE OF EACH FUND.

Each Fund except for the Money Market Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

From time to time, each Fund may advertise its yield. The Funds' yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements. With respect to the Money Market Fund, the yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). The Money Market Fund's net income per share for such period (excluding realized gains and losses, if any) will be divided by the Fund's constant net asset value of $1.00 and annualized on a 365-day basis. An effective yield quotation, taking into account the effects of a shareholder's assumed reinvestment of income (compounding), may also be used. With respect to the Funds other than the Money Market Fund, yield refers to the income generated by an investment in a Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment.

A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Funds may also be mentioned in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. A Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Funds will be included in the Funds' annual report, which will be mailed to shareholders without charge upon request.

THERE ARE NO SALES CHARGES ON INVESTMENTS OR REINVESTMENTS,
AND THERE ARE NO REDEMPTION FEES.

HOW TO INVEST

The shares of each Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Funds. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Funds. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts (IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.")


                                                        FREMONT MUTUAL FUNDS  29

THERE IS AN INITIAL INVESTMENT MINIMUM OF $2,000 PER ACCOUNT OR $1,000 FOR RETIREMENT ACCOUNTS (IRAS, ETC.). THE INITIAL MINIMUM IS WAIVED FOR ACCOUNTS OPENED WITH THE AUTOMATIC INVESTMENT PLAN.

Each subsequent investment in the Funds must be $200 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). In some cases, the minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.


Shares of a Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Funds. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for a Fund, they may receive fees from the Fund or the Advisor for such services.


From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Funds for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.


Funds Distributor, Inc., Sixty State Street, Boston, Massachusetts, 02109, is the principal underwriter for the Funds. The compensation of Funds Distributor, Inc. is paid by the Advisor (not the Funds).


SHAREHOLDER ACCOUNT SERVICES
AND PRIVILEGES

STATEMENTS AND REPORTS

When a shareholder makes an initial investment in the Funds, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Money Market Fund and the Bond Fund will receive monthly statements. Shareholders of the other Funds will receive statements as of the end of March, June, September and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Funds ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of each Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to each Fund's shareholders after the end of the calendar year on Form 1099-DIV.

SHAREHOLDERS RECEIVE AN ACCOUNT STATEMENT FOR EACH TRANSACTION IN THEIR ACCOUNT. SHAREHOLDERS OF THE MONEY MARKET FUND AND THE BOND FUND RECEIVE MONTHLY STATEMENTS. SHAREHOLDERS OF THE OTHER FUNDS RECEIVE STATEMENTS AS OF THE END OF MARCH, JUNE, SEPTEMBER AND DECEMBER.

EXCHANGES BETWEEN FUNDS

Shares of one Fund may be exchanged for shares of another Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.


30  FREMONT MUTUAL FUNDS

SHAREHOLDERS MAY EXCHANGE SHARES AMONG THE FREMONT FUNDS VIA TELEPHONE.

TELEPHONE EXCHANGE PRIVILEGE

An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Funds. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

THE AUTOMATIC INVESTMENT PLAN PERMITS PURCHASES TO BE MADE ONCE OR TWICE EACH MONTH, DEBITING THE SHAREHOLDER'S BANK ACCOUNT.

AUTOMATIC INVESTMENT PLAN

A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Funds. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Funds for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE

An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.


                                                        FREMONT MUTUAL FUNDS  31

Neither the Investment Company, the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

THE MONEY MARKET FUND AND THE BOND FUND OFFER FREE CHECKWRITING.

CHECK REDEMPTION PRIVILEGE (Money Market Fund and Bond Fund only)

The Transfer Agent will, upon request, provide each shareholder of the Money Market Fund and the Bond Fund (except for retirement accounts) with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Funds will arrange for checks to be honored by The Fifth Third Bank, Cincinnati, Ohio (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts, including a $20 charge for refused checks. This charge may change without notice. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

THE AUTOMATIC WITHDRAWAL PLAN ALLOWS SHAREHOLDERS TO RECEIVE REGULAR MONTHLY, QUARTERLY, OR YEARLY PAYMENTS.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Systematic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE

To better protect the Funds and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION

A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.


32  FREMONT MUTUAL FUNDS

The Fund reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more.) This minimum balance may be waived.

REDEMPTION IN KIND

The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the applicable Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

TRANSFER AGENT


Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, has been retained by the Advisor to serve as each Fund's transfer agent, dividend paying and shareholder service agent. In addition, Countrywide Fund Services, Inc. has been retained by the Advisor to assist in providing certain administrative services to the Funds. Countrywide Fund Services, Inc. is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.


RETIREMENT PLANS

Shares of the Funds may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Qualified Retirement Plans for self-employed persons and their employees; corporate pension and profit-sharing plans and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.


Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.


DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION


Each Fund has qualified, and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which a Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability.
Such qualification under the Code requires a Fund to, among other things, diversify its investments so that, at the end of each fiscal quarter, (1) at least 50 % of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


Each Fund intends to distribute substantially all of its net investment income according to the following schedule:

The Money Market Fund and the Bond Fund declare dividends daily and will distribute net investment income monthly.

The Global Fund intends to distribute its net investment income four times a year, at the end of March, June, September and December.

Each of the Growth Fund, the International GrowthFund, the International Small Cap Fund, the Emerging Markets Fund and the U.S. Micro-Cap Fund intend to distribute substantially all of its net investment income once each year in September.

EACH FUND INTENDS TO DISTRIBUTE SUBSTANTIALLY ALL NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS.

Each Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December 15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Distributions of short-term capital gains will be subject to the tax as ordinary income. Corporate investors may be entitled to the dividends received deduction on all or a portion of the dividends paid by the Global Fund, the Growth Fund and the U.S. Micro-Cap Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt-financing limitations.

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains


                                                        FREMONT MUTUAL FUNDS  33
distributions in additional shares; or

-    to receive all distributions of income dividends and capital gains in cash.

SHAREHOLDERS MAY RECEIVE DIVIDENDS AND DISTRIBUTIONS IN CASH OR MAY HAVE THEM AUTOMATICALLY REINVESTED AT NO CHARGE.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November or December by the Funds and paid in January are taxable as if paid in December. Each Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Funds that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions to the shareholder). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Funds to withhold 30%, or the applicable tax treaty rate, from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Long-term capital gains distributions may be subject to this withholding.

Dividends and interest from foreign issuers earned by a Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of a Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file, and will file, elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits (subject to certain limitations) against their U.S. income taxes. The Funds will report annually to their shareholders the amount per share of such withholding, if any. The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes - Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Funds.

PLAN OF DISTRIBUTION
(EMERGING MARKETS FUND ONLY)

The Emerging Markets Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Advisor for certain distribution-related expenses, including payments to securities dealers and others, including the Underwriter, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares: expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Advisor or the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Investment Company may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Emerging Markets Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Emerging Markets Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Advisor after the date the Plan terminates.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

Each Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared


34  FREMONT MUTUAL FUNDS
but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

SOME OF THE FUNDS' NET ASSET VALUES WILL BE PUBLISHED DAILY IN THE PRESS UNDER MUTUAL FUND QUOTATIONS.

Each Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open (excluding banking holidays, in the case of the Money Market Fund). The Funds' portfolios may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of a Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of a Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of each Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of each Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

AMORTIZED COST METHOD OF VALUATION -- MONEY MARKET
FUND ONLY

The Money Market Fund attempts to maintain a stable net asset value of $1.00 per share by valuing its assets on the basis of amortized cost. This involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although the Money Market Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that a stable net asset value will be maintained.

As is generally the case with other money market funds, on any day that the Money Market Fund experiences a decline in net asset value below $1.00 per share, the Fund may offset any such amount against the shareholder dividends accrued during the month. Alternatively, to maintain the net asset value of its shares at $1.00, the Money Market Fund may redeem or declare a dividend of shares. Any such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for each Fund's portfolio securities transactions are placed by the Advisor or Sub-Advisor, as applicable. The Advisor and Sub-Advisors strive to obtain the best available prices in the Funds' portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Funds, the Advisor or the Sub-Advisors or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Funds may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services.


                                                        FREMONT MUTUAL FUNDS  35

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor and the Portfolio Management Agreement with a Sub-Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.


36  FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1.   By mail:
     Fremont Mutual Funds, Inc.
     c/o Countrywide Fund Services, Inc.
     P.O. Box 5354  Cincinnati, OH 45201-5354

     Street address:
     312 Walnut Street, 21st Floor
     Cincinnati, OH 45202-3874

2.   By wire:
     Via the Federal Reserve Bank Wire System to:
     FIFTH CIN
     (Fifth Third Bank)
     ABA No. 042000314
     Credit to: Fremont Mutual Funds
     Account No. 999-36844
     Further Credit to: Fremont Fund name, shareholder name, and account number

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.   By telephone:  800-548-4539
     Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

     Fremont Mutual Funds, Inc.
     50 Beale Street, Suite 100
     San Francisco, CA 94105
     800-548-4539 or 415-284-8900

FREMONT MUTUAL FUNDS, INC.
Fremont Money Market Fund
Fremont California Intermediate Tax-Free Fund
Fremont Bond Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

     Fremont Mutual Funds
     50 Beale Street, Suite 100
     San Francisco, CA 94105

ADVISOR/TRANSFER AGENT
Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT


Mailing Address:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
800-548-4539

Street Address:
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874


CUSTODIAN
The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

LEGAL COUNSEL


Heller Ehrman White & McAuliffe
333 Bush Street
San Francisco, CA 94104


AUDITORS

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                                                        FREMONT MUTUAL FUNDS  37

                                     [LOGO]

  50 BEALE STREET, SUITE 100, SAN FRANCISCO, CA 94105 - 800-548-4539 (PRESS 1)
   9801 WASHINGTONIAN BLVD., SUITE 105, GAITHERSBURG, MD 20878 - 888-373-6684
        3000 POST OAK BLVD., SUITE 100, HOUSTON, TX 77056 - 800-735-2705
       DISTRIBUTED BY FUNDS DISTRIBUTOR, INC., 50 BEALE STREET, SUITE 100,
                             SAN FRANCISCO, CA 94105

                            FREMONT
                             MUTUAL
                           FUNDS, INC.


                        TABLE OF CONTENTS


ITEM                                                          PAGE NO.

Summary of Fees and Expenses ....................................2

Financial Highlights ............................................3

The Advisor and the Fund ........................................4

Investment Objective, Policies
    and Risk Considerations .....................................4

Investment Results .............................................10

How to Invest ..................................................11

Shareholder Account Services and Privileges ....................12

How to Redeem Shares ...........................................13

Dividends, Distributions and
    Income Taxation ............................................16

Calculation of Net Asset Value and
    Public Offering Price ......................................18

Execution of Portfolio Transactions ............................18

General Information ............................................19

Telephone Numbers and Addresses ................................20


-   Fremont
    California
    Intermediate
    Tax-Free Fund

FREMONT FUNDS [LOGO]

50 BEALE STREET, SUITE 100,
SAN FRANCISCO, CA 94105
800-548-4539 (PRESS 1)

9801 WASHINGTONIAN BLVD., SUITE 105,
GAITHERSBURG, MD 20878
888-373-6684

3000 POST OAK BLVD., SUITE 100,
HOUSTON, TX 77056
800-735-2705

Distributed by Funds Distributor, Inc.,
50 Beale Street, Suite 100, San Francisco, CA 94105      P013-9703

                                                                ---------------
                                                                  March 1, 1997
                                                                ---------------

PROSPECTUS




FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the Fremont California Intermediate Tax-Free Fund, investing in tax-exempt securities of the State of California and its political subdivisions.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND seeks to obtain as high a level of interest income exempt from federal income tax and California personal income tax as is consistent with prudent investment management.

There can be no assurance that the Fund will achieve its investment objective.

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS
PROSPECTUS CAREFULLY.
IT IS DESIGNED TO PROVIDE
YOU WITH INFORMATION
AND TO HELP YOU DECIDE
IF THE CALIFORNIA
INTERMEDIATE TAX-FREE
FUND'S OBJECTIVE MEETS
YOUR OWN GOALS.


The date of this Prospectus is March 1, 1997.


FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.



                                                        FREMONT MUTUAL FUNDS   1

SUMMARY OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases                                   None
Maximum Sales Load Imposed on Reinvested Dividends                        None
Deferred Sales Load                                                       None
Redemption Fees(a)                                                        None
Exchange Fee                                                              None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(b)


Management Fee                                                             .30%
12b-1 Fees                                                                None
Other Expenses                                                            .21%
Total Fund Operating Expenses                                             .51%


Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                             1 Year                $ 5

                             3 Years                16

                             5 Years                29

                             10 Years               64


The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. Other expenses include, but are not limited to, administrative and transfer agent fees paid to Fremont Investment Advisors, Inc., custody, legal and audit, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses are based on actual expenses incurred during the most recent fiscal year.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


(b) The Advisor has voluntarily waived management and administrative fees. Absent such waivers, the management fee, other expenses and total operating expenses of the Fund would have been .37%, .36% and .73%, respectively, for the fiscal year ended October 31, 1996.



2   FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights of the Fund presented below have been audited by Coopers & Lybrand, L.L.P., independent accountants. Their report covering each of the five fiscal years in the period ended October 31, 1996, is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.



                                                                YEAR ENDED OCTOBER 31                 PERIOD FROM
                                                 ---------------------------------------------     NOVEMBER 16, 1990
                                                 1996      1995      1994      1993      1992      TO OCTOBER 31, 1991
                                                 ----      ----      ----      ----      ----      -------------------
SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
  NET ASSET VALUE, BEGINNING OF PERIOD          $10.86    $10.13    $11.10    $10.55    $10.39         $10.11
                                               -------   -------   -------   -------   -------        -------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                      .52       .53       .53       .55       .57            .58
     Net realized and unrealized gain (loss)      (.03)      .73      (.97)      .62       .19            .34
                                               -------   -------   -------   -------   -------        -------
        Total investment operations                .49      1.26      (.44)     1.17       .76            .92
                                               -------   -------   -------   -------   -------        -------
  LESS DISTRIBUTIONS
     From net investment income                   (.52)     (.53)     (.53)     (.55)     (.57)          (.58)
     From net realized gains                      (.03)       --        --      (.07)     (.03)          (.06)
                                               -------   -------   -------   -------   -------        -------
        Total distributions                       (.55)     (.53)     (.53)     (.62)     (.60)          (.64)
                                               -------   -------   -------   -------   -------        -------
  NET ASSET VALUE, END OF PERIOD                $10.80    $10.86    $10.13    $11.10    $10.55         $10.39
                                               -------   -------   -------   -------   -------        -------
                                               -------   -------   -------   -------   -------        -------
TOTAL RETURN #                                    4.63%    12.77%    -3.94%    11.37%     7.37%          9.78%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $51,156   $50,313   $58,305   $59,716   $44,305        $33,572
  Ratio of expenses to average net assets(a)       .51%      .50%*     .51%      .50%      .54%           .36%*
  Ratio of net investment income to
        average net assets(a)                     4.86%*    5.08%     4.94%     5.05%     5.38%          5.88%*
  Portfolio turnover rate                            6%*      18%       21%       26%       18%            41%*


    *Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.50, .73% and 4.64%, respectively, for the year ended October 31, 1996; $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992.

#   Total return would have been lower had the Advisor not waived expenses.



                                                        FREMONT MUTUAL FUNDS   3

THE ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont California Intermediate Tax-Free Fund (the "Fund"). The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

FREMONT INVESTMENT
ADVISORS, INC. PROVIDES
INVESTMENT ADVISORY
SERVICES TO THE FUND.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of .40% per annum of the first $25 million of the Fund's average net assets, .35% of the next $25 million of such assets, .30% of the next $50 million of such assets, .25% of the next $50 million of such assets and .20% of such assets in excess of $150 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The advisory and administrative fees are currently being charged at voluntarily reduced rates of
 .30% and .005%, respectively, of the Fund's average net assets.

The portfolio manager for the Fund since the Fund's inception is William M. Feeney, Vice President of the Advisor. Will received his B.A. from the University of Colorado and his M.B.A. from the University of San Francisco.

For additional information about the Advisor, see "Investment Advisory and Other Services" in the Statement of Additional Information.


OTHER EXPENSES OF THE FUNDS. In addition to the fees described above, the Fund pays all expenses not assumed by the Advisor. These expenses include, but are not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; and shareholder servicing fees including fees to third party servicing agents.


INVESTMENT OBJECTIVE, POLICIES
AND RISK CONSIDERATIONS

The investment objective of the Fund is to obtain as high a level of interest income exempt from federal income tax and California personal income tax as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities, the interest income from which is not includable in gross income for federal income tax purposes ("exempt from federal income tax") and is exempt from California personal income taxes. There is no assurance that the Fund will achieve its investment objective. A portion of the income received from the Fund may be included in the calculation of the federal alternative minimum tax. The Fund may also invest in open-end and closed-end investment companies which invest in securities whose


4   FREMONT MUTUAL FUNDS

THE FUND SEEKS AS
HIGH A LEVEL OF INTEREST
INCOME EXEMPT FROM
FEDERAL INCOME TAX AND
CALIFORNIA PERSONAL
INCOME TAX AS IS
CONSISTENT WITH
PRUDENT INVESTMENT
MANAGEMENT.

income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

THE FUND INVESTS
PRIMARILY IN HIGH QUALITY
INTERMEDIATE-TERM
CALIFORNIA MUNICIPAL
SECURITIES.  THE DOLLAR-
WEIGHTED AVERAGE
PORTFOLIO MATURITY IS
EXPECTED TO RANGE FROM
3 TO 10 YEARS.

The term "municipal securities" as used in this Prospectus means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. (See Appendix A in the Statement of Additional Information for a description of these ratings.) The Fund's net asset value per share will fluctuate as market conditions change.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor determines to have a credit quality comparable to that required for investment by the Fund (see the discussion of securities ratings above).

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but are more likely to have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.
As a matter of operating policy, not more than 25% of the Fund's investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

The Fund is considered "non-diversified" because the Fund may invest more than 5% of its assets in the securities of a single California issuer, such as the State of California. Since the Fund invests primarily in California municipal securities, it may be advantageous to be able to invest more than 5% of such assets in the securities of a particular issuer. This may result in additional risk since changes in the value of the securities

                                                        FREMONT MUTUAL FUNDS   5
of one issuer may affect the value of the Fund to a greater extent than would be the case with a diversified fund. See "Special Risk Considerations In California." The Fund has qualified and intends to continue to qualify to be treated as a "regulated investment company" for purposes of the Internal Revenue Code ("the Code") and meet the Code's separate requirements for portfolio diversification. See discussion of taxes in "Dividends, Distributions and Income Taxation."

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its net assets in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

DESCRIPTION OF MUNICIPAL SECURITIES. Municipal securities may have fixed, variable or floating rates of interest. Any variable or floating rate municipal security not payable on demand within seven days will be deemed illiquid unless the Advisor determines, according to procedures established by the Board of Directors, that such securities are liquid. If held by the Fund, such securities will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities. Municipal bonds, which finance long-term capital needs and generally have maturities of more than one year when issued, are generally classified as either general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. The Fund may also invest in certificates of participation in general fund obligation leases of the State of California and its political subdivisions. The staff of the Securities and Exchange Commission may view such a security as illiquid. Unless the Board of Directors determines that such a security is not illiquid, the Advisor will limit its investment in such securities, together with all other illiquid securities and assets, to 15% of the Fund's net assets.

MUNICIPAL SECURITIES
WITH SHORTER MATURITIES
GENERALLY HAVE GREATER
PRICE STABILITY AS
INTEREST RATES CHANGE.

The securities in which the Fund invests are subject to market and credit risk. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. In general, the longer the maturity of a municipal security, the higher the yield and the greater the potential for taxable capital appreciation or depreciation. Conversely, shorter maturities tend to provide lower yields, but greater stability of principal. An increase in interest rates will normally decrease the value of these longer-term investments, while a decline in interest rates will normally increase the value of these investments. Generally, the shorter the average maturity of the Fund's portfolio, the less its price will be affected by interest rate fluctuations.

In addition to the market risk of changing interest rates, municipal securities are subject to credit risk relating to the operations of individual issuers.
The ability of the Fund to achieve its investment objective is dependent upon the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

SPECIAL RISK CONSIDERATIONS IN CALIFORNIA. The Fund's performance may be especially affected by factors pertaining to the California economy, as well as other


6   FREMONT MUTUAL FUNDS
factors affecting the ability of issuers of California municipal securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The amounts of tax and other revenues available to issuers of California municipal securities may be affected from time to time by economic, political, geographic and demographic conditions.

There are additional risks associated with the Fund's investment in California municipal obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial conditions of the State of California. These may impair the ability of issuers of California municipal obligations to pay interest and principal on their obligations.

California constitutional and statutory amendments and initiatives have imposed certain limitations on taxes that may be levied against real property, as well as place limits on the annual appropriations of the state and its political subdivisions. These initiative measures approved by California voters have resulted in a reduction in state and local government revenues and in spending limits.


The payment of California municipal securities may be dependent on the ability and willingness of the California Legislature to assist local governments in paying bond obligations, and on the collection of ad valorem or special taxes by local governments within the state. The continuing ability of the California Legislature to increase the revenue of local governments, as well as to make timely payments in connection with its own obligations, and the continuing ability of local governments to raise revenue through taxation will affect the ability of the state and local governments to pay debt service on these obligations.

The payment of California municipal securities secured by general fund leases of the state and local governments may depend on continued lease payments by the lessor and continued use and occupancy of the leased property.
California municipal securities secured by payments from health care institutions are subject to declining revenues of such institutions resulting from more stringent cost controls by health insurers and by the federal, state and local governments which reimburse such health institutions for indigent and Medicare patients, which may adversely affect payment on those debt obligations.

California municipal securities that are secured by mortgages or deeds of trust on real property are subject to certain provisions of California law which limit the remedies available to creditors in the case of a default and subsequent foreclosure.

The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations.
California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment, and construction sectors. Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000, particularly in the manufacturing (predominantly aerospace), services, and construction sectors. The greatest effects were felt in Southern California. A significant portion of these losses were linked to post-Cold War cuts in the federal defense budget and military base closures. The trough of the recession is estimated to have occurred in late 1993, again later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

On December 6, 1994, Orange County, California, together with its pooled investment funds (the "Pools"), filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 180 other public entities, including municipal issuers, most of which were located in Orange County, were also depositors in the Pools. The County


                                                         FREMONT MUTUAL FUNDS  7
has reported the Pools' losses at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The California legislature has enacted legislation designed to assist Orange County in the resolution of the bankruptcy proceedings. The bankruptcy of Orange County and the losses suffered in the Pools by municipal issuers have resulted in increased costs of financing for certain California municipal issuers. However, the California municipal market in general has continued to function with adequate liquidity.


An expanded discussion of investment considerations regarding investment in California municipal obligations is contained in the Statement of Additional Information.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until its accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.


There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.


FINANCIAL FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts listed on a commodities board of trade to hedge its portfolio investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Fund is not a commodity pool and will engage in futures transactions only for bona fide hedging purposes. Futures contracts are agreements to buy or sell underlying securities at a specific future date and price. The underlying instrument may be a security or an index of securities. By buying or selling a futures contract, the Fund agrees to buy or sell the underlying instrument or to deliver or receive cash settlement. Income from financial futures trading is not exempt from federal or state income taxes.

Because fixed-income securities fluctuate in value inversely with the movement of interest rates, a decline in value of a security can be hedged, or offset, by an increase in value of an interest rate futures contract. Also, if the Advisor anticipates that the value of a security will decline, it may purchase a futures contract instead of the security to gain the benefit of the expected lower price. Different trading strategies for futures have different risk and return characteristics. The Advisor will choose among futures strategies based on its judgment of how best to meet the Fund's goals. The judgment will be based on factors such as current and anticipated interest rates, relative market liquidity, and price levels in the futures markets compared to the underlying securities markets. If the Advisor judges these factors incorrectly, or if price changes in the futures positions are not well correlated with other investments, the strategies may lower the Fund's return. These strategies involve certain risks. There is no assurance that closing purchase transactions will be available at favorable prices, resulting in possible reduction of the Fund's income due to the use of hedging instruments, and possible loss in excess of the initial margin. There may be imperfect correlation between the contract and the underlying security and unsuccessful hedging transactions due to incorrect market trend forecasts. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

When required by Securities and Exchange Commission guidelines, the Fund will maintain a segregated account


8   FREMONT MUTUAL FUNDS
with the custodian with sufficient cash, U.S. Government securities or other liquid securities to cover the potential obligations created by futures. The Fund may invest up to 5% of its assets in futures transactions represented by the aggregate "initial margin" (down payment). The aggregate market value of securities underlying futures contracts will not exceed 25% of the net assets of the Fund.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies which invest in securities whose income is exempt from Federal and California state income taxes. Pursuant to the 1940 Act, the percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees under Rule 12b-1 of the 1940 Act, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above 1940 Act restrictions, the Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objective, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

PORTFOLIO TURNOVER. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

THE FUND MAY LEND UP TO ONE-THIRD OF ITS SECURITIES ONLY IF COVERED BY COLLATERAL EQUAL TO 100% OF THE VALUE OF THE SECURITIES BORROWED.

LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors up to 331/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured


                                                       FREMONT MUTUAL FUNDS   9

                                 FREMONT MUTUAL FUNDS

credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

BORROWING. The Fund may borrow from banks up to 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CANNOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

INVESTMENT RESTRICTIONS. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). In addition, a minimum of 80% of assets must be invested in California municipal securities exempt from federal and California income taxes and not subject to the alternative minimum tax on individuals. These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

THE FUND'S "TOTAL RETURN" WILL BE EXPRESSED IN PERIODS OF 1, 5 AND 10 YEARS, AND FOR THE LIFE OF THE FUND.

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an

10   FREMONT MUTUAL FUNDS
investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending values as determined above.

THE FUND'S QUOTED "YIELD" WILL REFLECT THE INCOME GENERATED BY ITS PORTFOLIO OF SECURITIES OVER A 30-DAY PERIOD.

From time to time, the Fund may advertise its yield and "tax-equivalent" yield. The Fund's yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, the Fund's yield may not equal its distribution rate, the income paid to a shareholder s account, or the income reported in the Fund's financial statements. The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment. The Fund may also advertise together with its yield a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's yield.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund is included in the Fund s annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

THERE ARE NO SALES CHARGES ON INVESTMENTS OR REINVESTMENTS, AND THERE ARE NO REDEMPTION FEES.

THERE IS AN INITIAL INVESTMENT MINIMUM OF $2,000 PER ACCOUNT.

The shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment must be $200 or more. There is a minimum

                                                      FREMONT MUTUAL FUNDS   11
continuing balance of $1,500 required (calculated on the basis of original investment value). In some cases, the initial investment minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.


Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.


From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see Other Investment and Redemption Services in the Statement of Additional Information.


Funds Distributor, Inc., Sixty State Street, Boston, Massachusetts, 02109, is the principal underwriter for the Fund. The compensation of Funds Distributor, Inc. is paid by the Advisor (not the Fund).


SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS

SHAREHOLDERS RECEIVE AN ACCOUNT STATEMENT FOR EACH TRANSACTION IN THEIR ACCOUNT AS WELL AS A MONTHLY ACCOUNT STATEMENT.

When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive monthly statements.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS

Shares of the Fund and of any other Fremont Fund may be exchanged for each other at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a

12   FREMONT MUTUAL FUNDS

Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. The minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE

SHAREHOLDERS MAY EXCHANGE FUND SHARES WITH THOSE OF OTHER FREMONT FUNDS VIA TELEPHONE.

An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOMATIC INVESTMENT PLAN

THE AUTOMATIC INVESTMENT PLAN PERMITS PURCHASES TO BE MADE ONCE OR TWICE A MONTH, DEBITING THE SHAREHOLDER'S BANK ACCOUNT.

A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available upon request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification.

                                                      FREMONT MUTUAL FUNDS   13

See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see Signature Guarantee" below).

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE

An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, nor the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

CHECK REDEMPTION PRIVILEGE

THE FUND OFFERS FREE CHECKWRITING.

The Transfer Agent will, upon request, provide each shareholder with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Fund will arrange for checks to be honored by The Fifth Third Bank, Cincinnati, Ohio (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be

14   FREMONT MUTUAL FUNDS
subject to the Bank's rules and regulations governing checking accounts, including a $20 charge for refused checks. This charge may change without notice. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

THE AUTOMATIC WITHDRAWAL PLAN ALLOWS SHAREHOLDERS TO RECEIVE REGULAR MONTHLY, QUARTERLY, OR YEARLY PAYMENTS.

A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE

To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION

A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.


Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected.


Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

                                                      FREMONT MUTUAL FUNDS   15

Except in extraordinary circumstances and as permissible under the 1940 Act, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Investment Company reserves the right to redeem mandatorily the shares in a shareholder's account if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more). This minimum balance may be waived.

REDEMPTION IN KIND

The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

TRANSFER AGENT


Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, has been retained by the Advisor to serve as the Fund's transfer agent, dividend paying and shareholder service agent. In addition, Countrywide Fund Services, Inc. has been retained by the Advisor to assist in providing certain administrative services to the Fund. Countrywide Fund Services, Inc. is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.


DIVIDENDS, DISTRIBUTIONS AND INCOME TAXATION

The Fund has elected, and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability.
Such qualification under the Code requires the Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

INCOME DIVIDENDS ACCRUE DAILY AND ARE PAID MONTHLY.  CAPITAL GAIN
DISTRIBUTIONS WILL BE MADE ANNUALLY.

The Fund declares dividends daily and will distribute its net investment income monthly. The Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December
15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All taxable dividends and distributions are taxable to a shareholder whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares.

16   FREMONT MUTUAL FUNDS

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

-   to receive all distributions of income dividends and capital gains in cash.

SHAREHOLDERS MAY RECEIVE DIVIDENDS AND DISTRIBUTIONS IN CASH OR MAY HAVE THEM AUTOMATICALLY REINVESTED AT NO CHARGE.

Automatic reinvestments will be made at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

The Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-income dividends" (as defined in the Code) to shareholders. Exempt-interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. However, this favorable tax treatment may not apply to shareholders who are "substantial users" (or "related persons" thereto) with respect to facilities financed by securities held by the Fund.

To the extent that dividends are derived from interest on California municipal securities, or from interest earnings on certain U.S. Government obligations, and as long as at least 50% of the value of the total assets of the Fund consists of bonds on which the interest is exempt from taxation under the laws of California or the laws of the United States, such dividends will also be exempt from California personal income taxes. For California income tax purposes, capital gain distributions and any income from investment in taxable securities (other than California municipal obligations and direct U.S. Government obligations) are taxable as ordinary income. The Fund will inform shareholders annually as to the portion of the distributions which constitutes dividends exempt from California personal income tax. All distributions received by a corporation doing business in California may be subject to California franchise taxes.

Interest income (in the form of dividends) exempt from federal income tax is not necessarily exempt under the income or other tax laws of state and local taxing authorities. Shareholders should consult their tax advisors about the status of distributions from the Fund in this regard.

The Tax Reform Act of 1986 restricts the federal tax exemption for interest earned on certain municipal obligations. Under that law, interest on "private activity" municipal bonds (for example, those issued to finance housing projects) issued after the effective date is an item of "tax preference" subject to the individual Alternative Minimum Tax. It is the current intention of the Fund not to purchase bonds that are subject to the individual Alternative Minimum Tax. Shareholders will be given prior notification if the Fund intends to change this policy. Corporate shareholders may wish to consult their tax advisors before investing in the Fund, since some of the interest on municipal bonds held in the Fund's portfolio may be included in income subject to the corporate Alternative Minimum Tax.

                                                      FREMONT MUTUAL FUNDS   17

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder s federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing is a brief discussion of certain income tax considerations. Please see "Special Tax Considerations" and "Taxes - Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

THE FUND'S NET ASSET VALUE WILL BE PUBLISHED DAILY IN THE PRESS UNDER MUTUAL FUND QUOTATIONS.

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor. The Advisor strives to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund or the Advisor or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States, municipal securities and money market securities in which the Fund may invest are generally traded in the over-the-counter markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as

18   FREMONT MUTUAL FUNDS
the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures and options transactions.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.


GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July_13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

                                                      FREMONT MUTUAL FUNDS   19

TELEPHONE NUMBERS AND ADDRESSES

TO MAKE AN INITIAL PURCHASE:

1.  By mail:

    Fremont Mutual Funds
    c/o Countrywide Fund Services, Inc.
    P.O. Box 5354
    Cincinnati, OH 45201-5354

    Street address:
    312 Walnut Street, 21st Floor
    Cincinnati, OH 45202-3874

2.  By wire:

    Via the Federal Reserve Bank Wire System to:
    FIFTH CIN
    (Fifth Third Bank)
    ABA No. 042000314
    Credit to: Fremont Mutual Funds
    Account No. 999-36844
    Further Credit to: Fremont Fund name, shareholder name, and account number

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.  By telephone:  800-548-4539
    Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

    Fremont Mutual Funds, Inc.
    50 Beale Street, Suite 100
    San Francisco, CA 94105
    800-548-4539 or 415-284-8900

FREMONT MUTUAL FUNDS, INC.

Fremont Money Market Fund
Fremont California Intermediate Tax-Free Fund
Fremont Bond Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

    Fremont Mutual Funds,Inc.
    50 Beale Street, Suite 100
    San Francisco, CA 94105

ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT


Mailing Address:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
800-548-4539

Street Address:
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874


CUSTODIAN

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675


LEGAL COUNSEL

Heller Ehrman White & McAuliffe
333 Bush Street
San Francisco, CA 94104


20   FREMONT MUTUAL FUNDS

AUDITORS

Coopers & Lybrand, L.L.P
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.



                                                      FREMONT MUTUAL FUNDS   21

          FREMONT
          MUTUAL
          FUNDS, INC.



          U.S. Micro-Cap Fund


                                                       March 1, 1997

TABLE OF CONTENTS

ITEM                                                                 PAGE NO.
Summary of Fees and Expenses .........................................  3
Financial Highlights .................................................  4
The Advisor, The Sub-Advisor and the Fund ............................  5
Investment Objective, Policies and Risk Considerations ...............  6
General Investment Policies ..........................................  8
Investment Results ................................................... 16
How to Invest ........................................................ 16
Shareholder Account Services and Privileges .......................... 17
How to Redeem Shares ................................................. 19
Retirement Plans ..................................................... 22
Dividends, Distributions and Federal Income Taxation ................. 22
Calculation of Net Asset Value and Public Offering Price ............. 24
Execution of Portfolio Transactions .................................. 25
General Information .................................................. 25
Telephone Numbers and Addresses ...................................... 27

PROSPECTUS

   FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the Fremont U.S. Micro-Cap Fund (the "Fund").

   FREMONT U.S. MICRO-CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of micro-cap companies domiciled within the United States.

   There can be no assurance that the Fund will achieve its investment objective. The Fund is a diversified fund as defined by the Investment Company Act of 1940.

   Shares of the Fund are offered without a sales charge.

   This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   The date of this Prospectus is March 1, 1997.


   FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

2 FREMONT MUTUAL FUNDS

SUMMARY OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases                  None
     Maximum Sales Load Imposed on Reinvested Dividends       None
     Deferred Sales Load                                      None
     Redemption Fees(a)                                       None
     Exchange Fee                                             None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)


Management Fee(b)                    1.96%
12b-1 Expenses                       None
Other Expenses                       None
                                     ----
Total Fund Operating Expenses        1.96%

Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS
U.S. Micro-Cap Fund                $20        $62       $106       $229

   THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

  The purpose of the above tables is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. The percentages expressing annual fund operating expenses of the Fund are based on actual expenses incurred during the most recent fiscal year.


  See "The Advisor, the Sub-Advisor and the Fund."

(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


(b) The Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million and 1.5% thereafter. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses. Absent waivers of management fees, the management fee and total operating expenses would have been 2.22% for the fiscal year ended October 31, 1996.


                                                          FREMONT MUTUAL FUNDS 3

FINANCIAL HIGHLIGHTS


The following information has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

U.S. MICRO-CAP FUND

                                                                                                            PERIOD FROM
                                                                                YEAR ENDED OCTOBER 31    JUNE 30, 1994 TO
                                                                                   1996        1995      OCTOBER 31, 1994
                                                                                   ----        ----      ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                                           $14.34      $10.34         $10.00
                                                                                  ------      ------         ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)(a)                                                (.04)       (.05)           .02
     Net realized and unrealized gain                                               5.83        4.05            .34
                                                                                  ------      ------         ------
         Total investment operations                                                5.79        4.00            .36
                                                                                  ------      ------         ------
   LESS DISTRIBUTIONS
      From net investment income                                                      --          --           (.02)
      From net realized gains                                                       (.50)         --             --
                                                                                  ------      ------         ------
         Total distributions                                                        (.50)         --           (.02)
                                                                                  ------      ------         ------
   NET ASSET VALUE, END OF PERIOD                                                 $19.63      $14.34         $10.34
                                                                                  ======      ======         ======

TOTAL RETURN #                                                                     41.46%      38.68%          3.60%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                     $102,481      $7,792         $2,052
   Ratio of expenses to average net assets(a)                                       1.96%       2.04%          2.50%*
   Ratio of net investment income (loss) to average net assets(a)                   -.51%       -.67%           .68%*
   Portfolio turnover rate                                                            81%        144%           129%*
   Average commission rate paid                                                   $.0541          --             --

*Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income
    (loss) to average net assets would have been -$.06, 2.22% and -.77%, respectively, for the year ended October 31, 1996, and -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.

    # Total return would have been lower had the Advisor not waived expenses.

THE ADVISOR, THE SUB-ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont U.S. Micro-Cap Fund. The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained an investment management firm (the "Sub-Advisor") to provide the Fund with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Fund, including the services provided by the Sub-Advisor.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.


The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.


For additional information about the Advisor and the Sub-Advisor, see "Investment Advisory and Other Services" in the Statement of Additional Information.

Under the terms of the Advisory Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 2.50% per annum of the Fund's average net assets with respect to the first $30 million, 2.00% with respect to the next $70 million of such assets, and 1.50% of such assets in excess of $100 million. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the

                                                          FREMONT MUTUAL FUNDS 5
investing activities of the Fund. Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell"), 885 Third Avenue, New York, New York 10022, currently serves as Sub-Advisor to the Fund pursuant to a Portfolio Management Agreement. Morgan Grenfell manages over $500 million in small and micro-cap stocks. Morgan Grenfell is a U.S. investment advisory subsidiary of London-based Morgan Grenfell Group PLC. Morgan Grenfell Group PLC is owned by Deutsche Bank AG. Within Morgan Grenfell, the Smaller Capitalization Equities team, headed by Mr. Robert E. Kern, has managed the Fund since inception. Bob has over 30 years of investment management experience and has been employed by Morgan Grenfell since 1986. The Smaller Capitalization Equities team is comprised of experienced professionals each having investment research/portfolio management responsibility within a specialized economic sector. Investment research specialization by economic sectors is designed to create an advantage by providing an in-depth understanding of each economic sector and of the industries within these sectors. This knowledge provides the team with the ability to make individual company investment decisions. Each team member works with the team's specialist small cap trader to determine execution strategy. This approach, designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Fund), the Advisor and Morgan Grenfell provides that Morgan Grenfell will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. Morgan Grenfell pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Morgan Grenfell a fee equal to 1.50% per annum of the first $30 million of the Fund's average net assets, 1.00% of the next $70 million of such assets and .75% of such assets in excess of $100 million. The Portfolio Management Agreement with Morgan Grenfell may be terminated by the Advisor or the Investment Company upon 30-days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Morgan Grenfell.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund is stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market

6 FREMONT MUTUAL FUNDS
conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These securities will trade on a U.S. exchange or in the over-the-counter (OTC) market. However, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

The Fund generally selects its portfolio securities among micro-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 10% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $425 million or less. Under normal market conditions, the weighted average capitalization of the portfolio will be less than the market capitalization of the largest company in the bottom 5% of the market value of all U.S. equities as measured by the Wilshire 5000 Index (currently about $200 million).

Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, many micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of micro-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or American Stock Exchanges or the market averages in general. Thus, the Fund may involve considerably more risk than an investment company investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better- known companies. This is due to greater opportunities for superior returns from companies with small stock market capitalizations which are not as well-known to the general public. These shares may have less investor following, and, therefore, may provide opportunities for investment gains due to the inefficiencies in this sector of the marketplace.

The Fund seeks to invest in those companies which are in the early stages of an emerging growth cycle, where the Advisor

                                                          FREMONT MUTUAL FUNDS 7
and Sub-Advisor believe earnings will grow faster than both inflation and the economy in general and where it believes such growth has not yet been fully reflected in the market price of these stocks. In seeking investments, the Advisor and Sub-Advisor will give weight to companies possessing a variety of characteristics including quality of management, companies which have gone public in recent years, an entrepreneurial management team, a narrow product line focus, or established companies where the growth potential has been significantly enhanced by new product developments, new market opportunities, mergers or divestitures, or new management. The investable universe provides what the Advisor and Sub-Advisor believe is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be rated at the time of purchase in the top two categories of Moody's Investor Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group, (AAA or AA) or be of comparable quality as determined by the Advisor or Sub-Advisor.

GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities,

8 FREMONT MUTUAL FUNDS
which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or

                                                          FREMONT MUTUAL FUNDS 9

Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

REPURCHASE AGREEMENTS. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets, would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

PORTFOLIO TURNOVER. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions.

10 FREMONT MUTUAL FUNDS

Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 331/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.


BORROWING. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.


RESTRICTED SECURITIES. The Fund may purchase securities that are not registered ("restricted securities") under federal securities laws, but can be offered and sold to "qualified institutional buyers." However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


WARRANTS OR RIGHTS. Warrants or rights may be acquired by the Fund in connection with other securities or separately

                                                         FREMONT MUTUAL FUNDS 11
and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.


OPTIONS AND FUTURES CONTRACTS. When the Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indices, their performance tends to track the performance of common stocks generally -- which may or may not correspond to the types of securities in which the Fund invests. The Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, the Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts -- the premiums of which are limited to 5% of the Fund's assets.

The Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.


The Fund will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.


Options and futures can be volatile investments. If the Advisor and/or Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation

12 FREMONT MUTUAL FUNDS
between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the

                                                         FREMONT MUTUAL FUNDS 13
failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of the Fund when investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign

14 FREMONT MUTUAL FUNDS
investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund intends to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Federal Income Taxation."

AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

INVESTMENT RESTRICTIONS. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

                                                         FREMONT MUTUAL FUNDS 15

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

Shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase

16 FREMONT MUTUAL FUNDS
shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts
(IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment in the Fund must be $200 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). In some cases, the minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.


Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.


From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

Funds Distributor, Inc., Sixty State Street, Boston, MA 02109, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as

                                                         FREMONT MUTUAL FUNDS 17
an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive statements as of the end of March, June, September and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE. An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOMATIC INVESTMENT PLAN. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the share-

18 FREMONT MUTUAL FUNDS
holder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below.)

Because of market fluctuations, the amount a shareholder receives for shares

                                                         FREMONT MUTUAL FUNDS 19
redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

AUTOMATIC WITHDRAWAL PLAN. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form

20 FREMONT MUTUAL FUNDS
available from the Transfer Agent.

SIGNATURE GUARANTEE. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more.) This minimum balance may be waived.

REDEMPTION IN KIND. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.


TRANSFER AGENT. Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, has been retained by the Advisor to serve as the Fund's transfer agent, dividend paying and shareholder service agent. In addition, Countrywide Fund Services, Inc. has been retained by the Advisor to assist in providing certain administrative services to the Fund. Countrywide Fund Services, Inc. is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange

                                                         FREMONT MUTUAL FUNDS 21
listed company principally engaged in residential mortgage lending.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Qualified Retirement Plans for self-employed persons and their employees; corporate pension and profit-sharing plans; and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The Fund has qualified, and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires a Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


The Fund intends to distribute substantially all of its net investment income once each year in September.

The Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December 15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Distributions of short-term capital gains will be subject to the

22 FREMONT MUTUAL FUNDS
tax as ordinary income. Corporate investors may be entitled to the "dividends received" deduction on all or a portion of the dividends paid by the Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt-financing limitations.

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

-   to receive all distributions of income dividends and capital gains in cash.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November or December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions to the shareholder). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Long-term capital gains distributions may be subject to this withholding.

Dividends and interest from foreign issuers earned by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that the Fund does pay foreign withholding or other foreign taxes on cer-

                                                         FREMONT MUTUAL FUNDS 23
tain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file, and will file, elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits, (subject to certain limitations) against their U.S. income taxes. The Fund will report annually to its shareholders the amount per share of such withholding, if any.

The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes -- Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited

24 FREMONT MUTUAL FUNDS
exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor or Sub-Advisor, as applicable. The Advisor and Sub-Advisor strive to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund, the Advisor or the Sub-Advisor or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor or the Sub-Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company

                                                         FREMONT MUTUAL FUNDS 25
shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor and the Portfolio Management Agreement with the Sub-Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

26 FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:
   Fremont Mutual Funds, Inc.
   c/o Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, OH 45201-5354
   Street address:
   312 Walnut Street, 21st Floor
   Cincinnati, OH 45202-3874

2. By wire: Via the Federal Reserve
   Bank Wire System to:
   FIFTH CIN
   (Fifth Third Bank)
   ABA No. 042000314
   Credit to: Fremont Mutual Funds, Inc.
   Account No. 999-36844
   Further Credit to: Fremont Fund name,
   shareholder name, and account number

   TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

   To redeem shares:

   1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

   2. By telephone: 800-548-4539 Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539 or 415-284-8900

FREMONT MUTUAL FUNDS, INC.
   Fremont Money Market Fund
   Fremont California Intermediate
     Tax-Free Fund
   Fremont Bond Fund
   Fremont Global Fund
   Fremont Growth Fund
   Fremont International Growth Fund
   Fremont International Small Cap Fund
   Fremont Emerging Markets Fund
   Fremont U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:
   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105

ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105


SUB-TRANSFER AGENT

Mailing Address:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
800-548-4539

Street Address:
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874


CUSTODIAN
The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

                                                         FREMONT MUTUAL FUNDS 27

LEGAL COUNSEL
Heller Ehrman White & McAuliffe
333 Bush Street
San Francisco, CA 94104


AUDITORS
Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

28 FREMONT MUTUAL FUNDS

                              [FREMONT FUNDS LOGO]

  50 Beale Street, Suite 100, San Francisco, CA 94105 - 800-548-4539 (press 1)
   9801 Washingtonian Blvd., Suite 105, Gaithersburg, MD 20878 - 888-373-6684
        3000 Post Oak Blvd., Suite 100, Houston, TX 77056 - 800-735-2705

                    Distributed by Funds Distributor, Inc.,
              50 Beale Street, Suite 100, San Francisco, CA 94105

FREMONT
MUTUAL
FUNDS, INC.




   - INTERNATIONAL SMALL CAP FUND




                                                                  March 1, 1997

TABLE OF CONTENTS


ITEM                                                                 PAGE NO.


Summary of Fees and Expenses .......................................    3

Financial Highlights ...............................................    4

The Advisor, The Sub-Advisor and the Fund ..........................    5

Investment Objective, Policies and Risk Considerations .............    6

General Investment Policies ........................................   10

Investment Results .................................................   17

How to Invest ......................................................   18

Shareholder Account Services and Privileges ........................   19

How to Redeem Shares ...............................................   20

Retirement Plans ...................................................   22

Dividends, Distributions and Federal Income Taxation ...............   23

Calculation of Net Asset Value and Public Offering Price ...........   24

Execution of Portfolio Transactions ................................   25

General Information ................................................   26

Telephone Numbers and Addresses ....................................   27

PROSPECTUS



   FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the Fremont International Small Cap Fund (the "Fund").

   FREMONT INTERNATIONAL SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of small cap companies domiciled outside the United States.

   There can be no assurance that the Fund will achieve its investment objective. The Fund is a diversified fund as defined by the Investment Company Act of 1940.

   Shares of the Fund are offered without a sales charge.

   This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   The date of this Prospectus is March 1, 1997.


   FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.



2 FREMONT MUTUAL FUNDS

SUMMARY OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases                  None
     Maximum Sales Load Imposed on Reinvested Dividends       None
     Deferred Sales Load                                      None
     Redemption Fees(a)                                       None
     Exchange Fee                                             None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management Fee(b)                     1.50%
12b-1 Expenses                        None
Other Expenses                        None
                                      ----
Total Fund Operating Expenses         1.50%


Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS

International Small Cap Fund       $15        $47         $82     $179


   THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

   The purpose of the above tables is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. The percentages expressing annual fund operating expenses of the Fund are based on actual expenses incurred during the most recent fiscal year, except that the management fee of the Fund has been restated to reflect the management fee currently being charged to the Fund.

   See "The Advisor, the Sub-Advisor and the Fund."



(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


(b) The Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 1.5% of average net assets. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses.


                                                         FREMONT MUTUAL FUNDS 3

FINANCIAL HIGHLIGHTS


The following information has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

INTERNATIONAL SMALL CAP FUND

                                                                                YEAR ENDED OCTOBER 31        PERIOD FROM
                                                                                ---------------------        JUNE 30, 1994 TO
                                                                                 1996            1995        OCTOBER 31, 1994
                                                                                 ----            ----        ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, beginning of period                                         $9.00           $9.86            $10.00
   INCOME FROM INVESTMENT OPERATIONS                                            -----           -----            ------
   Net investment income (loss)(a)                                                .14             .10              (.01)
   Net realized and unrealized gain (loss)                                       1.08            (.88)             (.13)
                                                                                -----           -----            ------
         Total investment operations                                             1.22            (.78)             (.14)
                                                                                -----           -----            ------
   LESS DISTRIBUTIONS
      From net investment income                                                 (.07)           (.08)               --
      From net realized gains                                                      --              --                --
                                                                                -----           -----            ------
         Total distributions                                                     (.07)           (.08)               --
                                                                                -----           -----            -------
   NET ASSET VALUE, END OF PERIOD                                              $10.15           $9.00             $9.86
                                                                                ======          ======           =======
TOTAL RETURN #                                                                  13.69%          -7.96%            -1.40%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                    $9,214          $4,245            $1,768
   Ratio of expenses to average net assets(a)                                    1.81%           2.06%             2.50%*
   Ratio of net investment income (loss) to average net assets(a)                1.61%           1.67%             -.28%*
   Portfolio turnover rate                                                         74%             96%               --
   Average commission rate paid                                                $.0003              --                --


*Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income
    (loss) to average net assets would have been $.08, 2.50% and 0.92%, respectively, for the year ended October 31, 1996, and $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

# Total return would have been lower had the Advisor not waived expenses.



4 FREMONT MUTUAL FUNDS

THE ADVISOR, THE SUB-ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont International Small Cap Fund. The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained an investment management firm (the "Sub-Advisor") to provide the Fund with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Fund, including the services provided by the Sub-Advisor.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.


The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.


For additional information about the Advisor and the Sub-Advisor, see "Investment Advisory and Other Services" in the Statement of Additional Information.

Under the terms of the Advisory Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 1.50% per annum of the Fund's average net assets. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Acadian Asset Management, Inc. ("Acadian"), Two International Place, Boston, Massachusetts, 02110, serves as Sub-Advisor to the Fund pursuant to a Portfolio Management Agreement. Acadian is an international investment management firm and currently manages approximately $3.9 billion in assets. Acadian is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to


                                                         FREMONT MUTUAL FUNDS 5
corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, foundations and other institutions and individuals. Dr. Gary L. Bergstrom, President of Acadian, oversees the day-to-day investment decisions for the Fund and has done so since the Fund's inception. Dr. Bergstrom founded Acadian's predecessor, Acadian Financial Research, Inc., in 1977.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Fund), the Advisor and Acadian provides that Acadian will manage the investment and reinvestment of the assets of the Fund and continually review, supervise and administer the Fund's investments. Acadian pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Acadian a fee equal to .75% per annum of the first $50 million of the Fund's average net assets, .65% of the next $50 million of such assets, .50% of the next $100 million of such assets and .40% of such assets in excess of $200 million. The Portfolio Management Agreement with Acadian may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Acadian Asset Management.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund is stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve long-term capital appreciation by investing primarily in small capitalization ("small cap") equity securities of issuers domiciled outside the United States. The Fund selects its portfolio securities primarily from among small cap companies in developed markets whose individual market capitalizations would place them among the smallest 20% of market capitalization in their respective markets. Developed markets will generally be defined as those included in the Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index. It is expected that the majority of the companies in which the Fund invests will have a market capitalization of under $1 billion; however, the Fund is likely to hold some companies with a market capitalization greater than $1 billion. The Fund is designed for investors willing to accept the risks entailed in investments in foreign securities of small companies and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in small cap equity securities of issuers domiciled outside the United States with a market capitalization of under $1 billion. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities will consist of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 65% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For


6 FREMONT MUTUAL FUNDS
defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in small cap equity issuers domiciled outside the United States.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

International small cap companies are smaller sized companies that the Advisor and Sub-Advisor believe often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises. In addition, some smaller companies may be undervalued because they are not as closely followed by security analysts or institutional investors. The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies.

Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements.

Investments will be made in those countries where the Advisor and Sub-Advisor believe that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries. However, except during times that the Fund is in a temporary defensive posture, the Fund will invest at least 65% of its total assets in the securities of issuers domiciled in at least three different non-U.S. countries.


The Fund may invest in equity securities of companies domiciled in emerging markets. As used in this prospectus, international emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries currently include but are not limited to Thailand, Indonesia, the Philippines, South Korea, Taiwan and certain Latin American countries.


                                                         FREMONT MUTUAL FUNDS 7

Such markets tend to be in less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor believes that investments in equity securities of companies in international emerging markets offer the opportunity for significant long-term investment returns. However, these investments involve certain risks, as discussed below in "Risk Factors and Special Considerations for International Investing."

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. The Fund may also invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield). All preferred stocks and debt securities, both foreign and domestic, in which the Fund invests must, at the time of acquisition, be rated Aa or better by Moody's Investors Service, Inc., or AA or better by Standard & Poor's Ratings Group, or be of comparable quality as determined by the Advisor or Sub-Advisor.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting,




8 FREMONT MUTUAL FUNDS
auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.


The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued


                                                         FREMONT MUTUAL FUNDS 9
by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund intends to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Federal Income Taxation."

GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.


U.S. GOVERNMENT SECURITIES. The Fund may


10 FREMONT MUTUAL FUNDS
invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.


                                                        FREMONT MUTUAL FUNDS 11

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

REPURCHASE AGREEMENTS. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets, would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

PORTFOLIO TURNOVER. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.


12 FREMONT MUTUAL FUNDS

LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.


BORROWING. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.


RESTRICTED SECURITIES. The Fund may purchase securities that are not registered ("restricted securities") under federal securities law, but can be offered and sold to "qualified institutional buyers." However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


WARRANTS OR RIGHTS. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.


OPTIONS AND FUTURES CONTRACTS. When the Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indices, their performance tends to track the performance of common stocks generally -


                                                        FREMONT MUTUAL FUNDS 13
which may or may not correspond to the types of securities in which the Fund invests. The Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, the Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts -- the premiums of which are limited to 5% of the Fund's assets.

The Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.


The Fund will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.


Options and futures can be volatile investments. If the Advisor and/or Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FORWARD CURRENCY, FUTURES AND OPTIONS TRANSACTIONS. The Fund may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices which might adversely affect the value of the Fund's portfolio securities. The Fund may attempt to accomplish objectives similar to those

14 FREMONT MUTUAL FUNDS
involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

The Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor and/or Sub-Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is believed that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a currency contract to sell the currency the Advisor or Sub-Advisor expects to decline in the amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies that the Advisor and/or Sub-Advisor feels demonstrate a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor and/or Sub-Advisor believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, the Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While the Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Fund's portfolio securities. Purchasing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the dollar value of the currency, but also limits its potential for gain from a decline (rise) in the currency's dollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, the Fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, the Fund will set aside with its Custodian cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent the Fund enters into over-the-counter options, the options and the assets so set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund. In addition, premiums paid for currency options held by the Fund may not exceed 5% of the Fund's net assets.

Although the Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading Commission as


                                                        FREMONT MUTUAL FUNDS 15
well as in the over-the-counter market and on foreign exchanges.


SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and the Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund.

AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or


16 FREMONT MUTUAL FUNDS
accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

INVESTMENT RESTRICTIONS. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other

                                                        FREMONT MUTUAL FUNDS 17
media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

Shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts
(IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment in the Fund must be $200 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). In some cases, the minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.


Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.


From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and


18 FREMONT MUTUAL FUNDS

Redemption Services" in the Statement of Additional Information.


Funds Distributor, Inc., Sixty State Street, Boston, Massachusetts, 02109, is the principal underwriter for the Fund. The compensation of Funds Distributor, Inc. is paid by the Advisor (not the Fund).


SHAREHOLDER ACCOUNT
SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive statements as of the end of March, June, September and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE. An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.


                                                        FREMONT MUTUAL FUNDS 19

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOMATIC INVESTMENT PLAN. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee.")

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and


20 FREMONT MUTUAL FUNDS
redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

AUTOMATIC WITHDRAWAL PLAN. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

                                                        FREMONT MUTUAL FUNDS 21

Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more). This minimum balance may be waived.

REDEMPTION IN KIND. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.


TRANSFER AGENT. Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio, 45201-5354, has been retained by the Advisor to serve as the Fund's transfer agent, dividend paying and shareholder service agent. In addition, Countrywide Fund Services, Inc. has been retained by the Advisor to assist in providing certain administrative services to the Fund. Countrywide Fund Services, Inc. is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Qualified Retirement Plans for self-employed persons and their employees; corporate pension and profit-sharing plans; and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, and Qualified Retirement Plans


22 FREMONT MUTUAL FUNDS
are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.


DIVIDENDS, DISTRIBUTIONS
AND FEDERAL INCOME
TAXATION


The Fund has qualified, and intends to continue to qualify to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires a Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50 % of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


The Fund intends to distribute substantially all of its net investment income once each year in September.

The Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December 15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Distribution of short-term capital gains will be subject to the tax as ordinary income.

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

- to receive all distributions of income dividends and capital gains in cash.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax


                                                        FREMONT MUTUAL FUNDS 23
status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November or December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions to the shareholder). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Long-term capital gains distributions may be subject to this withholding.

Dividends and interest from foreign issuers earned by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that the Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file, and will file, elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits (subject to certain limitations) against their U.S. income taxes. The Fund will report annually to its shareholders the amount per share of such withholding, if any.

The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes - Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and divi-


24 FREMONT MUTUAL FUNDS
dends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the "Statement of Additional Information."

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO
TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor or Sub-Advisor, as applicable. The Advisor and Sub- Advisor strive to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund, the Advisor or the Sub-Advisor or who provide assistance with respect to the distribution of Fund shares.
There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions.


Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervi-


                                                        FREMONT MUTUAL FUNDS 25
sion and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor or the Sub-Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor and the Portfolio Management Agreement with the Sub-Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.


26 FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:
   Fremont Mutual Funds, Inc.
   c/o Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, OH 45201-5354

   Street address:
   312 Walnut Street, 21st Floor
   Cincinnati, OH 45202-3874

2. By wire: Via the Federal Reserve
   Bank Wire System to:
   FIFTH CIN
   (Fifth Third Bank)
   ABA No. 042000314
   Credit to: Fremont Mutual Funds, Inc.
   Account No. 999-36844
   Further Credit to: Fremont Fund name, shareholder name, and account number

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.    By telephone: 800-548-4539
      Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539 or 415-284-8900


   FREMONT MUTUAL FUNDS, INC.
   Fremont Money Market Fund
   Fremont California Intermediate
    Tax-Free Fund
   Fremont Bond Fund
   Fremont Global Fund
   Fremont Growth Fund
   Fremont International Growth Fund
   Fremont International Small Cap Fund
   Fremont Emerging Markets Fund
   Fremont U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105


ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT

Mailing Address:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
800-548-4539

Street Address:
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874


CUSTODIAN

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

                                                        FREMONT MUTUAL FUNDS 27

LEGAL COUNSEL

Heller Ehrman White & McAuliffe
333 Bush Street
San Francisco, CA 94104


AUDITORS

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


28 FREMONT MUTUAL FUNDS

NOTES:

                              [FREMONT FUNDS LOGO]


50 Beale Street, Suite 100, San Francisco, CA 94105 - 800-548-4539 (press 1) 9801 Washingtonian Blvd., Suite 105, Gaithersburg, MD 20878 - 888-373-6684 3000 Post Oak Blvd., Suite 100, Houston, TX 77056 - 800-735-2705

Distributed by Funds Distributor, Inc., 50 Beale Street, Suite 100, San Francisco, CA 94105

                          FREMONT MUTUAL FUNDS, INC.

                           FREMONT MONEY MARKET FUND
                               FREMONT BOND FUND
                              FREMONT GLOBAL FUND
                              FREMONT GROWTH FUND
                       FREMONT INTERNATIONAL GROWTH FUND
                     FREMONT INTERNATIONAL SMALL CAP FUND
                         FREMONT EMERGING MARKETS FUND
                          FREMONT U.S. MICRO-CAP FUND

                           TOLL-FREE: 1-800-548-4539

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Investment Company. This Statement supplements the Prospectus for the Investment Company dated March 1, 1997 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is March 1, 1997.

8funds.sai
February 27, 1997

LETTER FROM THE CHAIRMAN

DEAR INVESTOR:

  The history of the Fremont Funds is a story of development driven by customer needs.

  In 1978, members of Fremont Investment Advisors took over the asset allocation services for the retirement plan assets of the Bechtel Group. Bechtel is a San Francisco-based international construction and engineering company with more than 18,000 employees throughout the world.

  In the years that followed, the participants in the Bechtel Retirement Plan became accustomed to the performance of their retirement plan investment options. These investment options featured diversified portfolios, and a global investment orientation.

  As they retired or left the retirement plan, some participants asked if they could move their plan assets into Individual Retirement Accounts (IRAs) with similar investment styles -- and the same investment manager -- as the Bechtel Retirement Plan. To meet this demand, Fremont Investment Advisors (FIA) introduced the Fremont Mutual Funds at the end of 1988.

  Our customers subsequently asked us to introduce more mutual funds and continue our focus on worldwide investing. Today, the Fremont Family of Funds has grown to nine no-load funds, which are designed to meet the needs of virtually every investor.

SPECIALIZED INVESTMENT EXPERTISE

  The investment managers at FIA are seasoned professionals who focus their efforts in areas where they have excelled for many years. To enhance our pool of internal investment talent, Fremont Funds has formed alliances with an impressive list of globally-prominent investment management professionals, providing our investors with access to a level of investment talent usually reserved for the nation's largest institutional investors.

FOCUS ON CUSTOMER SERVICE

  A final element of Fremont Funds' commitment to its investors is our goal of providing the highest quality service in the industry. We are proud of the superior level of service we provide. Our Investor Relations Group understands mutual funds and the investment process, ensuring that you receive quick and expert access to the information that you need.

  This brochure is designed to provide you with an overview of the funds which today make up the Fremont Family. I encourage you to read it and to learn for yourself what thousands of investors already know -- that the Fremont Funds deliver a level of service, selection, and investment expertise that other mutual fund companies simply do not.

                                            Sincerely,

                                            /s/ Michael H. Kosich

                                            Michael H. Kosich
                                            President

INTRODUCTION TO THE FUNDS

CHOOSING YOUR INVESTMENTS
MUTUAL FUNDS GEARED TOWARD A VARIETY OF INVESTMENT NEEDS
  Choosing the investments that are "right" for you is no easy task. When making your choices, you must weigh a number of factors:
     o YOUR PERSONAL INVESTMENT OBJECTIVES -- Are you seeking capital growth, income, total return, safety or liquidity?
     o YOUR TOLERANCE FOR RISK -- Are you an aggressive or conservative investor?
     o YOUR TIME HORIZON -- Are you investing for the short term or many years from now?

  At Fremont Funds, we recognize that every investor has investment needs and attitudes that are uniquely his or hers. By developing a family of funds that covers a broad spectrum of investment objectives, Fremont Funds give you the flexibility to choose the combination of funds that is appropriate for you. The chart below compares the potential return and relative price volatility of six categories of mutual funds, and shows the Fremont Funds that fall into each category.
CLASS:                         MONEY MARKET
VOLATILITY PROFILE:            VOLATILITY: LOW
                               INVESTMENT HORIZON: 0-2 YEARS
RETURN PROFILE:                LOW
DESCRIPTION:                   Money Market Funds provide
                               liquidity and price stability by
                               investing in short-term
                               investments.
FREMONT FUND:                  FREMONT MONEY MARKET FUND

CLASS:                         BONDS
VOLATILITY PROFILE:            VOLATILITY: MODERATELY LOW
                               INVESTMENT HORIZON: 2+ YEARS
RETURN PROFILE:                MODERATELY LOW
DESCRIPTION:                   Bond Funds typically have less
                               price fluctuation than stock funds, with
                               historically lower total returns.
FREMONT FUND:                  FREMONT BOND FUND

CLASS:                         ASSET ALLOCATION
VOLATILITY PROFILE:            VOLATILITY: MODERATE
                               INVESTMENT HORIZON: 3+ YEARS
RETURN PROFILE:                MODERATELY HIGH
DESCRIPTION:                   Asset Allocation Funds invest in more than one
                               asset class -- stocks, bonds and money market
                               securities -- and sometimes in more than one
                               country, which helps lower the overall
                               volatility of the fund.
FREMONT FUND:                  FREMONT GLOBAL FUND

CLASS:                         LARGE COMPANY STOCKS
VOLATILITY PROFILE:            VOLATILITY: HIGH
                               INVESTMENT HORIZON: 4+ YEARS
RETURN PROFILE:                HIGH
DESCRIPTION:                   Domestic and International Large
                               Company Stock Mutual Funds
                               provide potentially high long-term returns
                               with a high level of price volatility.
FREMONT FUND:                  FREMONT GROWTH FUND
                               FREMONT INTERNATIONAL GROWTH FUND

CLASS:                         SMALL COMPANY STOCKS
VOLATILITY PROFILE:            VOLATILITY: VERY HIGH INVESTMENT
                               HORIZON: 5+ YEARS
RETURN PROFILE:                VERY HIGH
DESCRIPTION:                   Domestic and International Small
                               Company Stock Mutual Funds
                               provide potentially higher long-term
                               returns with a high level of price volatility.
FREMONT FUND:                  FREMONT INTERNATIONAL SMALL CAP FUND
                               FREMONT U.S. MICRO-CAP FUND

CLASS:                         EMERGING MARKET STOCKS
VOLATILITY PROFILE:            VOLATILITY: VERY HIGH INVESTMENT
                               HORIZON: 5+ YEARS
RETURN PROFILE:                VERY HIGH
DESCRIPTION:                   Emerging Market Stock Funds provide potentially
                               higher long-term returns with a high level of price volatiltiy.

BUILDING A DIVERSIFIED PORTFOLIO
Pie Charts:
INCOME:

100% Money Market                             50% Money Market
                                              50% Bond

INCOME WITH GROWTH:                           GROWTH WITH INCOME:
25% Money Market                              25% Bond
25% Bond                                      50% Global Stock & Bonds
50% Global Stock & Bonds                      25% Large Company Stock

GROWTH:                                       AGGRESSIVE GROWTH:
50% Global Stock & Bonds                      25% Global Stock & Bonds
25% Large Company Stock                       25% Large Company Stock
25% Small Company Stock                       25% Emerging Markets Stock
                                              25% Small Company Stock

  Professional money managers agree that diversification -- spreading investments among several different asset classes, countries or individual securities -- is one of the surest ways to reduce risk in an investment portfolio.

  Because all mutual funds contain a number of different securities, they provide a level of diversification. Globally diversified funds which invest in both stocks and bonds, such as the Fremont Global Fund, allow you to further diversify across a number of asset categories within a single investment.

  Many investors use another powerful method of adding diversification to their port-folio. By investing in several different funds, they create a mix of investments uniquely suited to their particular investment goals and risk tolerance. For example, investors whose primary goal is income might invest 50% of their assets in a bond fund and 50% in a money market fund. At the other end of the spectrum, aggressive investors seeking maximum growth potential might choose a portfolio comprised of 25% global stocks and bonds, 25% large company stocks, 25% emerging markets stock and 25% small company stock funds. These and other examples are illustrated above. They are included for illustration purposes only, and do not represent a recommended allocation for any particular investor.

BEFORE MAKING YOUR INVESTMENT DECISIONS
  This brochure contains a brief overview of the investment objectives and strategies for eight of the Fremont Funds. Information about our ninth fund, the Fremont California Intermediate Tax-Free Fund, is available in a separate prospectus and brochure. Before deciding which fund or combination of funds is right for you, be sure to obtain a prospectus by calling 800-548-4539 (press
1). The prospectus contains more detailed information about the funds, including charges and expenses. Please read it carefully before investing or sending money.

GLOBAL AND INTERNATIONAL  INVESTMENTS

THE FREMONT GLOBAL FUND (SIMILAR ASSET ALLOCATION STRATEGY AS FUND A IN THE BECHTEL RETIREMENT PLAN)

GLOBAL FUND AT A GLANCE:

Inception Date:  November 18, 1988
Investment Manager:  Fremont Investment Advisors
Objective:  Seeks to maximize total return while reducing risk
Invests in:  U.S. and foreign stocks, bonds and money market securities

POTENTIAL
RETURN:MODERATELY HIGH

VOLATILITY:MODERATE

INVESTMENT
HORIZON:3+ YEARS

INVESTMENT OBJECTIVE
  If a single asset class -- like stocks, bonds or money market investments -- in a single country consistently outperformed all other asset classes worldwide, your investment decisions would be easy. Unfortunately, no single asset class or country investment can offer consistently attractive performance year after year. Investing in international markets also involves added risk due to political uncertainty and exchange rate fluctuations.

  Recognizing these facts, the Fremont Global Fund seeks to maximize total return while reducing some of these risks by allocating and reallocating its assets among a range of different asset classes in countries throughout the world. These asset classes include U.S. stocks and bonds, foreign stocks and bonds and money market securities.

INVESTMENT STRATEGY

  The Fremont Global Fund simplifies your life by putting complex asset allocation decisions in the hands of professional money managers.

  The fund managers review the allocations to each asset class on an ongoing basis and then determine the investment outlook for each class in each country. The managers then adjust the Fund's asset mix so it will best fit the Global Fund's objective.

INVESTMENT MANAGEMENT

  The Fremont Global Fund is managed by Fremont Investment Advisors, a team of seasoned professionals who have successfully employed the strategy of global asset allocation for nearly two decades.

THE FREMONT INTERNATIONAL GROWTH FUND
INTERNATIONAL GROWTH FUND AT A GLANCE:

Inception Date:  March 1, 1994
Investment Manager:  Fremont Investment Advisors, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of companies outside the U.S.

POTENTIAL
RETURN:HIGH

VOLATILITY:HIGH

INVESTMENT
HORIZON:4+ YEARS

INVESTMENT OBJECTIVE
  Today, nearly 65% of the world's stock market opportunities lie outside the borders of the U.S. The Fremont International Growth Fund pursues long-term growth of capital by selectively investing in foreign stocks.

INVESTMENT STRATEGY
  The International Growth Fund allows U.S. investors to invest in a diversified pool of stocks issued by companies located in some of the world's fastest growing regions. At least 90% of the Fund's assets will usually be invested in the stocks of companies located outside the United States. The Fund may invest up to 50% of its total assets in small to medium-sized companies in both developed and emerging international markets.1

INVESTMENT MANAGEMENT
  The Fremont International Growth Fund is managed by Fremont Investment Advisors. Fremont Investment Advisors has used a team approach to manage international stock portfolios since 1988. This team currently manages over $200 million in international stock investments.

1 Investing in small companies throughout the world involves additional risk because of high trading costs, currency exchange rate risks and possible difficulties with the liquidity of smaller, thinly-traded stocks.

THE FREMONT INTERNATIONAL SMALL CAP FUND
INTERNATIONAL SMALL CAP FUND AT A GLANCE:

Inception Date:  June 30, 1994
Investment Manager:  Acadian Asset Management, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of small companies outside the U.S.

POTENTIAL
RETURN:VERY HIGH

VOLATILITY:VERY HIGH

INVESTMENT

HORIZON:5+ YEARS
INVESTMENT OBJECTIVE

  The Fremont International Small Cap Fund seeks to provide investors with long-term capital appreciation by primarily investing in the stocks of small capitalization ("small cap") companies located outside the United States. International small cap firms are defined as the smallest 20% of firms in both developed and emerging markets worldwide, based on market capitalization.1

INVESTMENT STRATEGY
  The subadvisor for the Fremont International Small Cap Fund has compiled a proprietary database which is used to analyze more than 20,000 small companies outside the United States. This database is used to help identify individual stocks which the fund managers believe may help enhance the Fund's return.

INVESTMENT MANAGEMENT
  Acadian Asset Management, Inc., is a Boston-based global investment firm with over $3.9 billion in assets under management. Acadian has built an impressive track record managing the assets of some of the largest pension funds in America.

1 Investing in small companies throughout the world involves additional risk because of high trading costs, currency exchange rate risks and possible difficulties with the liquidity of smaller, thinly-traded stocks.

THE FREMONT EMERGING MARKETS FUND
EMERGING MARKETS FUND AT A GLANCE:

Inception Date:  June 24, 1996
Investment Manager:  Credit Lyonnais International Asset
Management (HK) Ltd.
Objective:  Long-term capital appreciation
Invests in:  Stocks of companies in developing markets

POTENTIAL RETURN:  VERY HIGH
VOLATILITY:  VERY HIGH
INVESTMENT HORIZON:  5+ YEARS

INVESTMENT OBJECTIVE
The Fremont Emerging Markets Fund seeks long-term capital appreciation by primarily investing in the stocks of companies in emerging or developing countries. The Fund is intended for long-term investors, since investments in emerging markets may exhibit greater price volatility than investments in developed markets.

INVESTMENT PROCESS
The managers of the Fund create stock portfolios in the emerging markets using an active "bottom-up" stock picking approach. The managers begin with a database of over 2,500 companies. Rigorous research, including company visits, is then conducted on the most promising companies. Finally, the top 10 companies per emerging market are identified and individual stocks are selected within each market.

INVESTMENT MANAGEMENT
The Fund is sub-advised by Credit Lyonnais International Asset Management (HK) Ltd. (CLIAM). Based in Hong Kong, and with offices in Singapore, London and San Francisco, CLIAM has gained world renown as investors in developing markets. CLIAM concentrates investments in the emerging markets of Asia, including South Korea, Singapore, Malaysia, Thailand, Taiwan and the Philippines.

U.S. STOCK MUTUAL FUNDS
For decades, growth-oriented investors have turned repeatedly to the U.S. stock market in pursuit of long-term capital appreciation. Fremont offers a choice of two professionally-managed U.S. equity funds, one that invests primarily in larger companies and one that invests primarily in the nation's smallest firms.

THE FREMONT GROWTH FUND
GROWTH FUND AT A GLANCE:

Inception Date:  August 14, 1992
Investment Manager:Fremont Investment Advisors, Inc.
Objective:  Long-term capital appreciation
Invests in:  U.S. stocks

POTENTIAL
RETURN:HIGH

VOLATILITY:HIGH

INVESTMENT
HORIZON:4+ YEARS

INVESTMENT OBJECTIVE
  Historically, stocks have produced the best long-term growth for investors. This time-honored strategy is the oundation for the Fremont Growth Fund -- which pursues long-term growth of capital by investing in a diversified portfolio of common stocks.

INVESTMENT STRATEGY
  Most stock funds follow either a "growth" or "value" management style."Growth" funds purchase the stocks of companies that are expected to produce high earnings grwth. "Value" funds concentate on stocks with prices that appear to be low relative to earnings, book value and dividends.

  Depending on current economic conditions, the managers of the Fund allocate its investment between the growth and the value styles to try to achieve exceptional performance. At any one time one style typically dominates the portfolio.

INVESTMENT MANAGEMENT
  The Fremont Growth Fund is managed by a team from Fremont Investment Advisors, Inc. This team has been managing U.S. stock investment portfolios for nearly 20 years, and currently manages over $400 million.

THE FREMONT U.S.  MICRO-CAP FUND
U.S. MICRO-CAP FUND AT A GLANCE:

Inception Date:  June 30, 1994
Investment Manager:  Morgan Grenfell Capital Management, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of the smallest companies in the U.S.

POTENTIAL
RETURN:VERY HIGH

VOLATILITY:VERY HIGH

INVESTMENT
HORIZON:5+ YEARS

INVESTMENT OBJECTIVE
  The history of the U.S. stock market reveals that, while the nation's smallest companies are more volatile than their larger counterparts, as a group they have also grown more rapidly. The Fremont U.S. Micro-Cap Fund seeks to capitalize on the potential of very small growth companies, and deliver long-term capital appreciation, by investing in common stocks and convertible securities.

INVESTMENT STRATEGY
  The U.S. Micro-Cap Fund invests in the nation's smallest publicly traded firms -- primarily companies with market capitalization levels ranging from $10 million to $425 million. Although there may be liquidity and business risks associated with investments in these companies, many times they also have very high revenue and profit growth.

  The Fund's sub-advisor uses a "bottom-up" strategy to target companies it believes will grow more rapidly than the U.S. economy as a whole. To diversify the portfolio, stocks from a variety of business sectors are purchased.

INVESTMENT MANAGEMENT

  Morgan Grenfell Capital Management manages over $500 million in small cap and micro-cap stocks, primarily for large pension funds.

BOND AND MONEY MARKET FUNDS
Investors seeking income, preservation of capital, or a way to diversify a portfolio frequently invest in bonds or money market securities. The Fremont Funds make both of these asset classes readily accessible through two professionally-managed funds.

THE FREMONT BOND FUND (FUND B IN THE BECHTEL RETIREMENT PLAN) BOND FUND AT A
GLANCE:

Inception Date:  March 30, 1993
Investment Manager:  Pacific Investment Management Co.
Objective:  Total return and preservation of capital
Invests in:  Primarily investment-grade, intermediate-term bonds

POTENTIAL
RETURN: MODERATELY LOW

VOLATILITY:MODERATELY LOW

INVESTMENT
HORIZON:2+ YEARS

INVESTMENT OBJECTIVE
  Experienced investors know that there are at least two potential ways to profit from bond investments: the income that bonds generate, and the net capital gains that may occur if bonds rise in value. The Fremont Bond Fund seeks to provide investors with high total returns -- income plus capital gains -- consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGY
  The Fremont Bond Fund invests primarily in investment-grade bonds issued by the U.S. government and domestic corporations, as well as international governments and corporations. Depending upon market conditions, the average maturity of these securities will range from 5 to 15 years. Historically, intermediate-term bonds have produced higher yields than less volatile money market instruments, without the higher levels of volatility associated with higher-yielding long-term bonds.

INVESTMENT MANAGEMENT
  Investment decisions for the Fremont Bond Fund are made by The Pacific Investment Management Company (PIMCO), a nationally recognized fixed-income specialist with more than two decades of experience. PIMCO currently manages more than $83 billion for large institutional clients.

THE FREMONT MONEY MARKET FUND
(FUND C IN THE BECHTEL RETIREMENT PLAN)
MONEY MARKET FUND
AT A GLANCE:

Inception Date:  November 18, 1988
Investment Manager:  Fremont Investment Advisors, Inc.
Objective:  Current income, capital preservation and liquidity
Invests in:  High-quality money market securities

POTENTIAL
RETURN:LOW

VOLATILITY:LOW

INVESTMENT
HORIZON:0-2 YEARS

INVESTMENT OBJECTIVE
  If you're like most investors, you want to keep a certain portion of your assets liquid by investing them in low-risk accounts. The Fremont Money Market Fund's objective is to maximize current income consistent with preservation of capital and liquidity.

INVESTMENT STRATEGY
  The Fremont Money Market Fund places its emphasis on price stability, pursuing a stable share price of $1.00.1 To qualify for the Fund's portfolio, a security must have a maturity of thirteen months or less and be of high quality -- within Standard & Poor's or Moody's top rating categories (A-1, P-1, respectively).

INVESTMENT MANAGEMENT
  Fremont Investment Advisors, with nearly two decades of professional money management experience, directs the investments of the Fremont Money Market Fund.

1The Fund is neither insured nor guaranteed by the U.S. Government or any other entity and there is no assurance that the stable $1.00 net asset value objective will be met.

FEATURES & BENEFITS
INVESTING IN THE FREMONT FUNDS PROVIDES ALL OF THESE BENEFITS:
100% NO-LOAD
  Every dollar you invest works to help you achieve your investment goals. The Fremont Funds have:
  o No sales charges on purchases ("front-end" loads)
  o No redemption charges ("back-end" loads)
  o No fees to exchange shares of one Fremont Fund for shares of another.

NO IRA MAINTENANCE FEES
  With a Fremont Funds IRA, there are no annual IRA maintenance fees to reduce your account balance.

AFFORDABLE INVESTMENT MINIMUMS
  The minimum initial investment in any Fremont Fund is just $2,000 (only $1,000 for an IRA). This minimum investment is waived for investors using the Automatic Investment Plan.

AUTOMATIC INVESTMENT PLAN
  If you wish, you can automatically add to your mutual fund balance. Simply decide how much you'd like to invest (minimum of $50/month per fund) and that amount will be automatically transferred from the checking or savings account you specify.

GIFTS TO MINORS
  Investors can give shares of a Fremont Fund to a child and enjoy valuable tax benefits under the Uniform Gift to Minors Act.

TAX-DEFERRED RETIREMENT PLANS
  Shares of Fremont Funds may be purchased for a variety of tax-deferred retirement plans, including Individual Retirement Accounts (IRAs), Qualified Retirement Plans (Keoghs), SIMPLEs and Simplified Employee Pension Plans
(SEPs) for small business owners and employees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Regular dividends and capital gains distributions may be automatically reinvested to purchase additional shares of a fund or, if you prefer, may be paid directly to you in cash.

REDEMPTIONS AND EXCHANGES BY TELEPHONE1
  As an added convenience, you can elect to redeem shares by telephone. All redemptions are at current net asset value (NAV) which may be more or less than the original cost of the shares.

AUTOMATIC WITHDRAWALS
  Investors seeking a regular source of income may request withdrawals of $100 or more from the Fremont Funds on a monthly, quarterly or yearly basis.2 Withdrawals can be sent directly to a bank account if you choose. There is no charge for this convenient service.

CHECKWRITING
Shareholders in the Fremont Money Market, Bond and California Intermediate Tax-Free Funds may write checks for $250 or more from their accounts. IRA customers who are over 59-1/2 may also write checks for $250 or more from their Fremont Money Market or Bond Fund accounts.

FOR MORE INFORMATION
  For more complete information about the Fremont Funds, including charges and expenses, call 800-548-4539 (press 1) for a free prospectus. Read the prospectus carefully before investing or sending money.

1Telephone redemption is not available for IRA or other retirement accounts. 2Because systematic withdrawals require a liquidation of shares, the number of shares owned in the account will be reduced.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives, Policies and Risk Considerations" and "General Investment Policies."

FREMONT BOND FUND, FREMONT GLOBAL FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND,
FREMONT EMERGING MARKETS FUND AND FREMONT U.S. MICRO-CAP FUND:

WRITING COVERED CALL OPTIONS. The Fremont Bond Fund (formerly the Fremont Income Fund), the Fremont Global Fund (formerly the Fremont Multi-Asset Fund), the Fremont Growth Fund (formerly the Fremont Equity Fund), the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund and the Fremont U.S. Micro-Cap Fund (collectively, the "Funds") may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of Fremont Investment Advisors, Inc. (the "Advisor") or a Fund's sub-advisor ("Sub-Advisor"), are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already owns or has the right to acquire without additional cost.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a separate account by that Fund's custodian. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

FEDERAL INCOME TAX TREATMENT OF COVERED CALL OPTIONS. Expiration of an option or entry into a closing purchase transaction will result in capital gain or loss. If the option was "in-the-money" (i.e., the option strike price was less than the market value of the security or currency covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss if the security or currency covering the option was held for more than one year prior to the writing of the option. The holding period of the securities or currencies covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, a Fund will realize a gain or loss from the sale of the security or currency covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. In addition, any options written against securities other than bonds or currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Under Code Section 1256, such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. Each Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.


WRITING COVERED PUT OPTIONS. The Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub- Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.


PURCHASING PUT OPTIONS. The Funds may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS. The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

DESCRIPTION OF FUTURES CONTRACTS. A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the

Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index), or currency Futures Contracts as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in currency exchange rates, purchases of such Futures as an offset against the effect of expected declines in currency exchange rates, and purchases of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling options or Futures Contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY. Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligers may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in Futures Contracts covering foreign financial instruments such as U.K. Pound, Japanese Yen, and German Mark, among others. Additional Futures Contracts may be established from time to time as various exchanges and existing Futures Contract markets may be terminated or altered as to their terms or methods of operation.

The Funds' Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or Futures Contracts will be purchased to protect that

Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to Futures and Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund involved segregates and commits to back the Futures Contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions the Funds identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. In addition, gains realized on the sale or other disposition of securities or currencies held for less than three months must be limited to less than 30% of that Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities or currencies held less than three months, such Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Investment Company's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on each Fund's other investments and shareholders will be advised of the nature of the payments.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH RESPECT TO THE FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS. Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to the Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter (OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable.

THE FUNDS (INCLUDING THE FREMONT MONEY MARKET FUND) GENERALLY

DIVERSIFICATION. Each Fund, except for the Fremont Emerging Markets Fund, intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities," securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

As a non-diversified fund, the Fremont Emerging Markets Fund is not subject to the foregoing requirements.


REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, as the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.


FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Advisor or Sub-Advisor, be equivalent to the quality standards prescribed for the Funds.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS. The Funds may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to the Fremont Bond Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

ILLIQUID SECURITIES. Each Fund (other than the Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." The Money Market Fund may invest up to 10% of its net assets in "illiquid securities."

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

GUARANTEED INVESTMENT CONTRACTS (FREMONT GLOBAL FUND). The Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under a Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have a right to call each loan and obtain the securities on five business days' notice. The Funds will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

REDUCTION IN BOND RATING (FREMONT GLOBAL FUND AND FREMONT BOND FUND). The Global Fund and the Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, but not lower than B. In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

         1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by the Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks.

         2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

         3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

         5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

         6. Change its status as either a diversified or a non-diversified investment company.

         7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

         8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

         9. Invest in companies for the purpose of exercising control or management.

         10. Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

         11. Invest in interests in oil, gas or other mineral exploration or development programs or leases.

         12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

         13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

         14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

         15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of the Money Market Fund's net assets.

         16. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

         17. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

         18. Acquire more than 3% of the outstanding voting securities of any one investment company.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company which established the Funds, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill director vacancies caused by resignation, death, or expansion of the Board of Directors. Any director may be removed by vote of holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.


                                                                                                 PRINCIPAL OCCUPATIONS
                                      DATE OF                                                    AND BUSINESS EXPERIENCE
NAME AND ADDRESS                      BIRTH          POSITIONS HELD                              FOR PAST FIVE YEARS


David L. Redo (1)(2)(4)               9-1-37         Chairman, Chief Executive                   President and Director, Fremont
Fremont Investment, Advisors, Inc.                   Officer and Director                        Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                    Managing Director, Fremont
San Francisco, CA  94105                                                                         Group,  L.L.C. and Fremont
                                                                                                 Investors, Inc.; Director, Sequoia
                                                                                                 Ventures, Sit/Kim International
                                                                                                 Investment Associates, and J.P.
                                                                                                 Morgan Securities Asia.

Michael H. Kosich(1)(2)               3-30-40        President and Director                      10/77 - 7/96
Fremont Investment Advisors, Inc.                                                                Senior Vice President Business
333 Market Street, 26th Floor                                                                    Development, Benham
San Francisco, CA 94105                                                                          Management


Vincent P. Kuhn, Jr.(1)(2)(4)         4-22-32        Executive Vice President                    Executive Vice President and
Fremont Investment Advisors, Inc.                    and Director                                Director, Fremont Investment
333 Market Street, 26th Floor.                                                                   Advisors, Inc.
San Francisco, CA 94105

Richard E. Holmes(3)                  5-14-43        Director                                    Vice President and Director,
P.O. Box 479                                                                                     BelMar Advisors, Inc.
Sanibel, FL 33957                                                                                (marketing firm)

William W. Jahnke(3)                  2-6-44         Director                                    1/96 - Present
Jahnke & Associates                                                                              Chairman, Financial Design
58 Camino del Diablo                                                                             Education Corp.
Orinda, CA  94563                                                                                3/93 - Present
                                                                                                 Principal, Jahnke & Associates
                                                                                                 (Consultants) 6/83 - 3/93
                                                                                                 Chairman, Board of Directors,
                                                                                                 Vestek Systems, Inc.

Donald C. Luchessa(3)                 2-18-30        Director                                    Principal, DCL Advisory
DCL Advisory                                                                                     (marketer for investment
345 California Street, 10th Fl                                                                   advisors)
San Francisco, CA 94104

David L. Egan(3)                      5-1-34         Director                                    President, Fairfield Capital
Fairfield Capital Associates, Inc.                                                               Associates, Inc.  (an investment
1640 Sylvaner                                                                                    advisor) and Fairfield Capital
St. Helena, CA  94574                                                                            Funding, Inc. (a broker-dealer)

                                                     - 30 -




Albert W. Kirschbaum(4)               8-17-38        Senior Vice President                       Senior Vice President and
Fremont Investment Advisors, Inc.                                                                Director, Fremont Investment
333 Market Street, 26th Floor                                                                    Advisors, Inc.
San Francisco, CA  94105

Peter F. Landini(4)                   5-10-51        Senior Vice President                       Senior Vice President and
Fremont Investment Advisors, Inc.                                                                Director, Fremont Investment
333 Market Street, 26th Floor                                                                    Advisors, Inc.
San Francisco, CA 94105

John Kosecoff                         10-29-51       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                    12/93 - 9/96
San Francisco, CA 94105                                                                          Senior Analyst and Portfolio
                                                                                                 Manager, RCM Capital Management
                                                                                                 11/92 - 12/93 Hedge Fund Analyst
                                                                                                 and Portfolio Manager, Omega
                                                                                                 Advisors 10/90 - 11/92 Senior
                                                                                                 Consumer Sector Analyst, Lord
                                                                                                 Abbett & Co.

William M. Feeney                     3-27-56        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Marycatherine Dwyer                   1-29-63        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Norman Gee                            3-29-50        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Alexandra W. Kinchen(4)               4-25-45        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Andrew L. Pang(4)                     4-15-49        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                                     - 31 -




Robert J. Haddick(4)                  2-26-60        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                    Fund Group, Inc.
San Francisco, CA 94105

Tina Thomas                           8-7-49         Vice President, Secretary, and              Vice President and Chief
Fremont Investment Advisors, Inc.     Chief          Compliance Officer                          Compliance Officer, Fremont
333 Market Street, 26th Floor                                                                    Investment Advisors, Inc.
San Francisco, CA 94105                                                                          9/88 - 5/96
                                                                                                 Chief Compliance Officer and
                                                                                                 Vice President, Bailard, Biehl
                                                                                                 & Kaiser, Inc.; Treasurer,
                                                                                                 Bailard, Biehl & Kaiser
                                                                                                 International Fund Group, Inc.
                                                                                                 and Bailard, Biehl & Kaiser Fund
                                                                                                 Group; Principal, BB&K Fund
                                                                                                 Services, Inc.

Ian R. Stone                          12-16-63       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Richard G. Thomas                     1-7-57         Senior Vice President                       Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Chantal Gaiddon                       5-13-56        Vice President, Controller                  Vice President and Controller,
Fremont Investment Advisors, Inc.                    and Treasurer                               Fremont Investment Advisors,
333 Market Street, 26th Floor                                                                    Inc.
San Francisco, CA 94105

Gretchen Hollstein                    3-23-67        Vice President                              Regional Sales Manager,
Fremont Investment Advisors, Inc.                                                                Fremont Investment Advisors,
333 Market Street, 26h Floor                                                                     Inc.
San Francisco, CA 94105                                                                          8/90 - 7/92
                                                                                                 Asst. Vice President
                                                                                                 Bank of California

Allyn Hughes                          6-12-60        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                                     - 32 -




Jill Paiz                             8-13-66        Vice President                              10/95 - Present
Fremont Investment Advisors, Inc.                                                                Vice President and Director
333 Market Street, 26th Floor                                                                    of Communications, Fremont
San Francisco, CA 94105                                                                          Investment Advisors, Inc.
                                                                                                 9/94 - 10/95
                                                                                                 Marketing Consultant
                                                                                                 1/94 - 9/94
                                                                                                 Manager of Marketing
                                                                                                 Consultants, Montgomery
                                                                                                 Asset Management
                                                                                                 11/91 - 1/94
                                                                                                 Marketing Manager, Govett
                                                                                                 Financial Services

Dean Boebinger                        11-21-55       Vice President                              8/92 - Present
Fremont Investment Advisors, Inc.                                                                Regional Sales Manager,
3000 Post Oak Blvd., Suite 100                                                                   Fremont Investment
Houston, TX 77056                                                                                Advisors, Inc.
                                                                                                 3/92 - 7/94
                                                                                                 Certified Financial Planner and
                                                                                                 Account Executive, GNA, Inc.


(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)     Member of the Executive Committee.
(3)     Member of the Audit Committee and the Contracts Committee.
(4)     Member of the Fremont Investment Committee.

During the fiscal year ended October 31, 1996, Richard E. Holmes, William W. Jahnke, and David L. Egan each received $4,500 and Donald C. Luchessa received $3,000 for serving as directors of the Investment Company.

As of December 31, 1996, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.


INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (other than the International Growth Fund, the International Small Cap Fund, and the U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to the U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter. The U.S. Micro Cap Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).


The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

The directors of the Advisor are David L. Redo, Vincent P. Kuhn, Jr., Jon S. Higgins, Peter F. Landini, and Albert W. Kirschbaum.


The Investment Advisory and Administration Agreement (the "Advisory Agreement") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 1996, 1995, and 1994:




                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                         ENDED              ENDED                  ENDED
                                       10/31/96            10/31/95               10/31/94


Money Market Fund                    $  650,049          $  621,063            $  332,393
Bond Fund                               316,693             274,272                98,252
Global Fund                           3,198,046           2,734,846             1,881,639
Growth Fund                             341,238             195,838               176,971
Internat'l Growth Fund                  548,887             439,970               286,003
Internat'l Small Cap Fund               158,372              56,539                11,108
Emerging Markets Fund                         0                  --                    --
U.S. Micro-Cap Fund                     889,829              77,299                14,668


The Advisory Agreements with respect to the Money Market Fund, the Bond Fund, the Global Fund, the Growth Fund, and the Emerging Markets Fund also provide for the payment of an administrative fee to the Advisor at the annual rate of
 .15% of average net assets. With respect to the Money Market Fund, the Bond Fund, and the Emerging Markets Fund, the Advisor has waived and is currently waiving the entire administrative fee until further notice. For the fiscal years ended October 31, 1996, 1995, and 1994, the Growth Fund paid to the Advisor administrative fees (net of voluntary waivers) of $102,371, $42,633, and $3,536, respectively. For the fiscal years ended October 31, 1996, 1995, and 1994, the Global Fund paid to the Advisor administrative fees of $799,511, $683,712, and $469,838, respectively.


The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order personally to purchase or sell a security. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their securities transactions.

THE SUB-ADVISORS - FREMONT BOND FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND, FREMONT EMERGING MARKETS FUND, AND FREMONT U.S. MICRO-CAP FUND.

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund. Pursuant to this authority, Pacific Investment Management Company serves as the Bond Fund's Sub-Advisor, Acadian Asset Management, Inc. serves as the International Small Cap Fund's Sub-Advisor, Credit Lyonnais International Asset Management (HK) Limited serves as the Emerging Markets Fund's Sub-Advisor, and Morgan Grenfell Capital Management, Inc. serves as the U.S. Micro-Cap Fund's Sub-Advisor (collectively referred to as "the Sub-Advisors"). The Sub-Advisors are overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers." Prior to September 1, 1995, Sit/Kim International Investment Associates, Inc. served as the International Growth Fund's Sub-Advisor.

The current Portfolio Management Agreements provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For their services under the Portfolio Management Agreements, the Advisor has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets, payable monthly:


     Bond Fund:                    .25% to Pacific Investment Management
                                   Company

     Internat'l Small Cap Fund:    to Acadian Asset Management, Inc.:

                                   .75% on the first $50
                                   million .65% on the next
                                   $50 million .50% on the
                                   next $100 million .40% on
                                   assets in excess of $200
                                   million

     Emerging Markets Fund:        .50% to Credit Lyonnais International
                                   Asset Management (HK) Limited

     U.S. Micro-Cap Fund:          to Morgan Grenfell Capital Management,
                                   Inc.:
                                   1.50% on the first $30 million
                                   1.00% on the next $70 million
                                   .75% on assets in excess of $100 million


For the fiscal year ended October 31, 1996, Pacific Investment
Management Company, Sit Investment Associates, Inc., and Morgan
Grenfell Capital Management, Inc. received from the Advisor (not the

Funds) subadvisory fees (net of voluntary fee waivers) of $198,574, $81,991, and $364,583, respectively. Acadian Asset Management, Inc. waived its subadvisory fees for the fiscal year ended October 31, 1996. For the fiscal year ended October 31, 1995, Pacific Investment Management Company, Sit Investment Associates, Inc., and Sit/Kim International Investment Associates, Inc. received from the Advisor subadvisory fees (net of voluntary waivers) of $181,386, $57,522 and $165,172, respectively. Acadian Asset Management, Inc. and Morgan Grenfell Capital Management, Inc. each waived its subadvisory fees for the fiscal year ended October 31, 1995. For the fiscal year ended October 31, 1994, Pacific Investment Management Company, Sit Investment Associates, Inc., and Sit/Kim International Investment Associates, Inc. received from the Advisor net subadvisory fees of $64,792, $73,951, and $9,614, respectively. Credit Lyonnais International Asset Management (HK) Limited has agreed to waive its subadvisory fees until further notice.


The Portfolio Management Agreements for each Fund continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.


PRINCIPAL UNDERWRITER. The Funds' principal underwriter is Funds Distributor, Inc., Sixty State Street, Boston, Massachusetts (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $75,000 from the Advisor with respect to the fiscal year ended October 31, 1996 for services as Distributor. Additionally, the Distributor received $24,000 in compensation for separate services related to telephone call coverage during the fiscal year ended October 31, 1996.

TRANSFER AGENT. The Advisor is also the Funds' transfer agent and is responsible for maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchases and redemptions of the Funds' shares, acting as dividend and distribution disbursing agent, and performing other shareholder service functions. The Advisor retains Countrywide Fund Services, Inc. (the "Sub-Transfer Agent") to perform many of these services. The Sub-Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

For its services as transfer agent, the Advisor receives a monthly fee at the annual rate of $27 per shareholder account from the Money Market Fund and the Bond Fund and $24 per shareholder account from the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, and the Emerging Markets Fund; provided, however, that the minimum monthly fee paid to the Advisor is $2,000 with respect to each Fund.

In addition, the Sub-Transfer Agent has been retained by the Advisor to assist the Advisor in providing administrative services to the Investment Company. In this capacity, the Sub-Transfer Agent supplies non-investment related regulatory compliance services and executive and administrative services. The Sub-Transfer Agent supervises the preparation of reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. The Advisor (not the Investment Company) pays the Sub-Transfer Agent a monthly fee of $6,500 for these administrative services. For the fiscal year ended October 31, 1996, the Advisor paid the Sub-Transfer Agent $74,000 for administrative services on behalf of all series of the Investment Company.


PLAN OF DISTRIBUTION (EMERGING MARKETS FUND ONLY)

     As stated in the Prospectus, the Emerging Markets Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing, and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Emerging Markets Fund. Unreimbursed expenses will not be carried over from year to year.

     Agreements implementing the Plan (the "Implementation Agreements") are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Investment Company's Board of Directors and by a vote of the Directors who are not interested persons of the Investment Company and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Directors") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Emerging Markets Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Investment Company's Board of Directors and by a vote of the Independent Directors.

     In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors, that there is a reasonable likelihood that the Plan will benefit the Emerging Markets Fund and its shareholders. The Board of Directors believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Directors make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Directors for its review. In addition, the selection and nomination of those Directors who are not interested persons of the Investment Company are committed to the discretion of the Independent Directors during such period.

     Pursuant to the Plan, the Emerging Markets Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass- Steagall Act prohibits banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Investment Company believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Investment Company believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including each of the Funds.

The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by the Money Market Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:



                                    FISCAL YEAR             FISCAL YEAR             FISCAL YEAR
                                       ENDED                   ENDED                   ENDED
                                     10/31/96                10/31/95                10/31/94


Bond Fund                              $   11,855            $   17,243           $    4,000
Global Fund                             1,069,049             1,545,310            1,357,600
Growth Fund                               141,414               102,857               53,700
Internat'l Growth Fund                    344,243                99,089              138,200
Internat'l Small Cap Fund                   8,854                11,850                3,200
Emerging Markets Fund                      20,196                   ---                  ---
U.S. Micro-Cap Fund                        68,850                 4,326                  500



Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or of other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services.


As of October 31, 1996, the Money Market Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
Goldman, Sachs & Co. - $4,981,042; and Merrill Lynch & Co., Inc. - $4,950,500. As of October 31, 1996, the Global Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: HSBC Holdings PLC - $1,503,016; Citicorp. -$3,108,600; Goldman Sachs & Co. - $4,981,806; Merrill Lynch & Co., Inc. - $4,991,964; and American Express Co. - $1,551,000. As of October 31, 1996, the Growth Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Citicorp - $1,455,300; and American Express Co. - $564,000. As of October 31, 1996, the U.S. Micro Cap Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Merrill Lynch & Co., Inc.
- $5,000,000.


HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. The Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Martin Luther King Day, Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Bond Fund's, the Global Fund's, the Growth Fund's, the International Growth Fund's, the International Small Cap Fund's, the Emerging Market Fund's, and the U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and Privileges - Exchanges Between Funds."

FREMONT BOND FUND, FREMONT GLOBAL FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND,
FREMONT EMERGING MARKETS FUND, AND FREMONT U.S. MICRO-CAP FUND:

        1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors;

        2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors;

        3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made;

        4. With respect to the Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange;

        5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor;

        6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained; and

        7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

It is the Money Market Fund's policy to use its best efforts to maintain a constant per share price for the Money Market Fund equal to $1.00.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission ("SEC"). Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of the Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause the Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting the Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct the Money Market Fund to take such action as the Board of Directors determines is in the best interest of the Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by the Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, the Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in the Money Market Fund's best interest.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Sub-Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Sub-Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be subject to a $20 charge and will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Sub-Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of
(i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. The Investment Company may suspend redemption privileges with respect to any Fund or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code (the "Code") as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days.

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital gains, regardless of the holding period of the shareholders of that Fund's shares. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.


For federal income tax purposes, the Bond Fund and the Emerging Markets Fund have capital loss carryforwards at October 31, 1996 of $242,923 and $84,620, respectively, which expire on October 31, 2004. Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.


NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax withholding at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact. See also "Investment Objectives, Policies and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to the Global Fund, the International Growth Fund, the International Small Cap Fund, and the Emerging Markets Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to the Global Fund, the International Growth Fund, the International Small Cap Fund, or the Emerging Markets Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which these Funds may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of a Fund's expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 1996 included herein are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Heller Ehrman White & McAuliffe has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.


USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in nine series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.


CERTAIN SHAREHOLDERS. As of February 7, 1997, the Advisor owned of record 10.6% of the outstanding shares of the International Small Cap Fund and 35.7% of the outstanding shares of the Emerging Markets Fund; BF Fund Limited, 50 Fremont Street, San Francisco, California 94105, owned of record 6.2% of the outstanding shares of the Global Fund, 65.9% of the outstanding shares of the Growth Fund, and 71.7% of the outstanding shares of the International Growth Fund; Bankers Trust Company as Trustee for the Bechtel Master Trust for Qualified Employees, P.O. Box 1742 Church Street Station, New York, New York 10008, owned of record 44.3% of the outstanding shares of the Global Fund, 76.5% of the outstanding shares of the Bond Fund, and 49.0% of the outstanding shares of the Money Market Fund; Fremont Investors, Inc., 50 Fremont Street, San Francisco, California 94105, owned of record 8.4% of the outstanding shares of the Money Market Fund; The Northern Trust Company as Trustee for The Fremont Group Retirement Plan, P.O. Box 92956, Chicago, Illinois 60675, owned of record 6.7% of the outstanding shares of the International Growth Fund and 6.9% of the outstanding shares of the Emerging Markets Fund; Sequoia Ventures, Inc., 50 Fremont Street, San Francisco, California 94105, owned of record 6.5% of the outstanding shares of the Money Market Fund and 8.7% of the outstanding shares of the Bond Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 42.7% of the outstanding shares of the U.S. Micro-Cap Fund and 37.0% of the outstanding shares of the International Small Cap Fund; National Financial Services, for the benefit of its customers, Church Street Station, P.O. Box NY, New York, New York 10008, owned of record 9.6% of the outstanding shares of the U.S. Micro-Cap Fund; Donaldson, Lufkin & Jenrette Securities Corporation, 1 Pershing Plaza, Jersey City, New Jersey 07399, owned of record 8.1% of the outstanding shares of the U.S. Micro-Cap Fund; Fremont Group L.L.C. Pension Plan, 50 Fremont Street, San Francisco, California 94105, owned of record 8.4% of the outstanding shares of the International Small Cap Fund and 6.4% of the outstanding shares of the Emerging Markets Fund; Edward F. McCormick IRA Rollover Account, 4263 Knollview Drive, Danville, California 94506, owned of record 7.4% of the outstanding shares of the Emerging Markets Fund; and Fremont Investors, Inc. Pension Plan, 50 Fremont Street, San Francisco, California 94105, owned of record 11.8% of the outstanding shares of the International Small Cap Fund and 14.8% of the outstanding shares of the Emerging Markets Fund.

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $4.7 billion of assets and internally manages over $1.9 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.


The Global Fund's investment objectives are similar to the objectives of Bechtel Trust & Thrift Plan, Fund A. The Bond Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund B. The Money Market Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

       (1)    U.S. Stocks: Standard & Poor's 500 Index;
       (2)    Foreign Stocks: Morgan Stanley Europe, Australia and Far East
              (EAFE) Index;
       (3) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/Corporate Bond Index;
       (4)    Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index;
              and
       (5) Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate: 1987-1992 Donoghue First Tier Money Market Fund Average.



The total returns for the above indices for the years 1980 through 1996 are as follows (source: Fremont Investment Advisors, Inc.):

                  U.S.         Foreign          Intmdte          Foreign         Money Market
                 Stocks        Stocks          U.S.Bonds         Bonds           Securities


1980             32.4%           24.4%           6.4%             14.2%              11.8%
1981             -5.0%           -1.0%          10.5%             -4.6%              16.1%
1982             21.3%           -0.9%          26.1%             11.9%              10.7%
1983             22.3%           24.6%           8.6%              4.4%               8.6%
1984              6.3%            7.9%          14.4%             -1.9%              10.0%
1985             31.8%           56.7%          18.1%             35.0%               7.5%
1986             18.7%           70.0%          13.1%             31.4%               5.9%
1987              5.1%           24.9%           3.7%             35.2%               6.0%
1988             16.8%           28.8%           6.7%              2.4%               6.9%
1989             31.4%           11.1%          12.8%             -3.4%               8.5%
1990             -3.2%          -23.0%           9.2%             15.3%               7.5%
1991             30.6%           12.9%          14.6%             16.2%               5.5%
1992              7.7%          -11.5%           7.2%              4.8%               3.3%
1993             10.0%           33.3%           8.8%             15.1%               2.6%
1994              1.3%            8.1%          -1.9%              6.0%               3.6%
1995             37.5%           11.2%          15.3%             19.6%               5.3%
1996             23.0%            6.1%           4.1%              4.5%               4.8%



The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including the Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in an additional series under a separate Prospectus and Statement of Additional Information. This series, the California Intermediate Tax-Free Fund, offers California residents monthly income free from federal and state income taxes ("double tax-free income") by investing primarily in intermediate-term California municipal bonds, as well as greater price stability relative to mutual funds which invest in longer-term California municipal bonds.


INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 1996, the seven-day current yield for the Money Market Fund was 5.15%.


Effective Yield (or 7-day compound yield) for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 -1].


The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 1996, the effective yield for the Money Market Fund was 5.28%.


With respect to the Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund, the average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                 P(1+T)n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.


The average annual total returns of the Funds for the periods ended October 31, 1996 are as follows:


                                                                                        SINCE
                                            1 YEAR                5 YEARS               INCEPTION


Bond Fund                                    8.18%                  ---                  6.97%
Global Fund                                 13.72%                 10.42%               10.12%
Growth Fund                                 22.06%                  ---                 15.43%
International Growth Fund                    7.07%                  ---                  3.52%
International Small Cap Fund                13.69%                  ---                  1.35%
Emerging Markets Fund                          ---                  ---                 -3.12%*
U.S. Micro-Cap Fund                         41.46%                  ---                 35.44%

*Unannualized


The Bond Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((a - b)/cd + 1)6 - 1]

Where:        a  =    dividends and interest earned during the period
              b  =    expenses accrued for the period (net of reimbursements)
              c  =    the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
              d  =    the maximum offering price per share on the last day of
                      the period


The Bond Fund's 30-day yield as of October 31, 1996 was 6.70%.


Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

       (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

       (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

       (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

       (4) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

       (5)    Dow Jones Industrial Average.

       (6)    CNBC/Financial News Composite Index.

       (7) Russell 1000 Index, which reflects the common stock price changes of the 1,000 largest publicly traded U.S. companies by market capitalization.

       (8) Russell 3000 Index, which reflects the common stock price changes of the 3,000 largest publicly traded U.S. companies by market capitalization.

       (9) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

      (10) Salomon Brothers Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

      (11) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

      (12) Morgan Stanley Europe, Australia and Far East (EAFE) Index, which is composed of foreign stocks.

      (13) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

      (14) Salomon Brothers World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

      (15) Lehman Brothers Government/Corporate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

      (16) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

      (17) Salomon Brothers World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

      (18) 90-day U.S. Treasury Bills Index, which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

      (19) Donoghue First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

      (20) Salomon Brothers Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

      (21) Salomon Brothers Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

      (22) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

      (23) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

      (24) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

      (25) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

      (26) International Financial Statistics, which is produced by the International Monetary Fund.

      (27) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

      (28) Various publications from the International Bank for Reconstruction and Development/The World Bank.

      (29) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

      (30) Various publications from the Organization for Economic Cooperation and Development.


      (31) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock Fund).*


* Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest, and other income, and are net of investment management fees. Results for Fund A, Fund B, and Fund D were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, MONEY MAGAZINE, FORBES, THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, FORTUNE, SMART MONEY, BUSINESS WEEK, and BARRON'S.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson Associates of Chicago, Illinois (Ibbottson) provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.


A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.


From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable you to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for each individual (subject to the maximum of $2,000 per IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year after you become 70 1/2, or thereafter.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.


SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.


PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS):
Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.
2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.
3)       The number of listed companies: International Finance
         Corporation, Salomon Brothers, Inc., and S.G. Warburg.
4)       Wage rates: U.S. Department of Labor Statistics and Morgan
         Stanley Capital International World Indices.
5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.
6)       Stock market performance: Morgan Stanley Capital International
         World Indices, International Finance Corporation, and Datastream.
7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.
8)       Gross Domestic Product (GDP): Datastream and The World Bank.
9)       GDP growth rate: International Finance Corporation, The World
         Bank, and Datastream.
10)      Population: The World Bank, Datastream, and United Nations.
11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.
12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.
13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.
14)      Top three companies by country, industry, or market:
         International Finance Corporation, Salomon Brothers, Inc., and
         S.G. Warburg.
15)      Foreign direct investments to developing countries: The World
         Bank and Datastream.
16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).
17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.
18)      Political and economic structure of countries: Economist
         Intelligence Unit.
19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.
20)      Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fremont Mutual Funds' investment objectives will be achieved.

                         FREMONT INVESTMENT ADVISORS

                             INNOVATIVE INVESTMENT
                                MANAGEMENT AND
                               ADVISORY SERVICES

                    A subsidiary of Fremont Investors, Inc.

                              THE FREMONT GROUP

     THE FREMONT GROUP MANAGES OVER $6 BILLION IN FOUR KEY BUSINESS AREAS.

        Fremont Investment Advisors, Inc., (FIA) is a subsidiary of Fremont Investments, Inc., which is affiliated with The Fremont Group. Fremont Investors, Inc. employs over 200 professionals in offices throughout the United States and manages over $6 billion in four key business areas:

        Direct Investments - Fremont holds significant equity positions in companies from a broad range of industries including:

                -       Crown Pacific - timber/lumber

                -       Petro Stopping Centers - full-service truck stops

                -       Trinity Ventures - venture capital

        Real Estate - Fremont Properties, Inc., a subsidiary of Fremont Investors, Inc., acquires and develops commerical, retail and industrial real estate. Fremont Properties also manages over 6 million square feet of real estate in 23 properties across the U.S.

        Energy - Activities of The Fremont Group's energy affiliate, Fremont Energy L.P., include oil and natural gas exploration, and developmment.

        Securities Management - Through its affiliated company, Fremont Investment Advisors, The Fremont Group manages over $4.7 billion in global investment portfolios.

                         FREMONT INVESTMENT ADVISORS

          FREMONT INVESTMENT ADVISORS PROVIDES INVESTMENT MANAGEMENT
            SERVICES TO BOTH INSTITUTIONAL AND INDIVIDUAL CLIENTS.

        Originally organized to manage the marketable securities of Bechtel, Fremont Investment Advisors' professional staff operated for many years within Bechtel's treasury area. In 1986, FIA became a separate organization.

        FIA is a registered investment advisor which provides investment management and advisory services to a variety of clients including:

                -- defined benefit plans

                -- defined contribution plans

                -- foundations and trusts

                -- high net worth individuals

        Major clients include the Bechtel Retirement Plan which has over 15,000 participants and was recently rated as one of the ten best corporate retirement plans in the U.S. by Worth Magazine.


                             FREMONT MUTUAL FUNDS

THE FREMONT FUNDS OFFER INVESTORS NINE NO-LOAD MUTUAL FUNDS IN A WIDE VARIETY
                             OF INVESTMENT AREAS.

Fremont Investment Advisors formed the Fremont Mutual Funds in 1988 at the request of retiring Bechtel employees who were taking their retirement savings out of the Bechtel Retirement Plan. These employees were looking for low cost mutual fund options for their personal investments and retirement plan distributions.

        The Fremont Family of Funds includes nine no-load mutual funds in a variety of investment disciplines. From conservative bond and money market funds to aggressive U.S. micro-cap and international small cap stock funds, Fremont Mutual Funds offer investors a full range of investment options.

                       INNOVATIVE INVESTMENT MANAGEMENT

       FREMONT INVESTMENT ADVISORS UTILIZES BOTH INTERNAL AND EXTERNAL
                       INVESTMENT MANAGEMENT EXPERTISE.


        Fremont Investment Advisors is innovative in its approach to investment management. By combining the talents of both internal and external investment managers, FIA offers the highest quality management in each investment discipline.

        This "hybrid" approach allows FIA to concentrate resources in investment areas where its investment professionals excel. These areas include global asset allocation, economic analysis and the municipal bond market.

        For other specialty investment disciplines, FIA selects external or "outside" managers with excellent long-term performance track records within the institutional marketplace. This close partnership provides smaller institutional and individual investors with access to the investment management expertise usually reserved only for the largest institutional investors.

               FIA's current team of external managers includes:

                            U.S. Stock Investments
                     -- Morgan Grenfell Capital Management

                        International Stock Investments
                          -- Acadian Asset Management
               -- Credit Lyonnais International Asset Management

                               Bond Investments
                   -- Pacific Investment Management Company
                                    (PIMCO)

     FOR MORE INFORMATION ABOUT FREMONT OR THE FREMONT FUNDS, PLEASE CALL
                            800-548-4539 (PRESS 1)


FOR A PROSPECTUS WHICH CONTAINS MORE INFORMATION ABOUT THE FREMONT FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL 800-548-4539 (PRESS 1). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                           THE FREMONT GROUP
                                             ORGANIZATION
                                 |       |       |      |
                                 |       |       |      |
                                 |       |       |      |

       Direct Investments                |       |      |
                                         |       |      |

                          Real Estate            |      |
                                                 |      |

                                         Energy         |
                                                        |

                                         Securities Management
                                                        |
                                                        |

                                                 Fremont          Fremont
                                                 Investment --    Mutual
                                                 Advisors         Funds

                      APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

FITCH INVESTORS SERVICES, INC.'s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

DUFF & PHELPS CREDIT RATING CO. employs the designation "D-1" to indicate high-grade short-term debt.

D-1+ - "Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources or funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations."

D-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor."

D-1- - "High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small."

IBCA LIMITED's short-term ratings range from "A1" for the highest quality obligation to "C" for the lowest.

A1 - "Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of 'A1+' is assigned."

THOMSON BANKWATCH assigns short-term debt ratings ranging from "TBW-1" to "TBW-4." Important factors that may influence its assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure.

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

BB, B, CCC, CC - "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

FITCH INVESTORS SERVICES, INC. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds are rated `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

BB - "Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements."

B - "Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue."

DUFF & PHELPS CREDIT RATING CO. rates the long-term debt securities of various entities in categories ranging from "AAA" to "DD." The ratings from "AA" through "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

IBCA LIMITED rates the long-term debt securities of various entities in categories ranging from "AAA" to "C." The ratings below "AAA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially."

AA - "Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly."

A - "Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk."

BBB - "Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories."

BB - "Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions."

B - "Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions."

THOMSON BANKWATCH rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

A - " Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

                         FREMONT MUTUAL FUNDS, INC.(R)
                         ANNUAL REPORT

                         [GRAPHIC]

                                October 31, 1996

                                                            [FREMONT FUNDS LOGO]

                                  FREMONT FUNDS

         A MESSAGE FROM DAVID L. REDO, CHAIRMAN AND CEO OF FREMONT MUTUAL FUNDS

[PICTURE OF DAVE REDO]

Dear Fellow Shareholder:

  We are pleased to report on the progress of our nine mutual funds and some of the exciting recent developments at our firm.

  First, we would like to formally introduce Fremont Mutual Funds' new President, Michael Kosich. Mike joins us from the Benham Group, where as Senior Vice President and Director of Business Development, he was instrumental in Benham's dramatic growth in the 1980's and 1990's. Mike brings extensive investment experience, industry expertise and, most importantly, commitment to the interests of shareholders of the Fremont Funds to this new position.

  On the performance front, six of the eight Fremont Funds reporting for the full fiscal year exceeded their designated benchmark returns. That is a batting average any mutual fund family would be proud of. Portfolio Managers Bob Kern of Fremont U.S. Micro-Cap Fund and Bill Gross of Fremont Bond Fund deserve special mention. Fremont U.S. Micro-Cap Fund returned 41.46% compared to the Russell 2000's 16.61% gain. We just recently learned that for the two-year period ended November 26, 1996, Fremont U.S. Micro-Cap Fund finished first in Investor Business Daily's growth fund category with a 114% total return. Fremont Bond Fund returned 8.18% versus the Lehman Brothers Aggregate Index's 5.83% gain for fiscal 1996 -- a 40% higher return than this widely followed bond market index.

  As you read through this annual report, you will notice a number of changes in its format. These changes reflect your responses to the questionnaire we sent in our last semi-annual report. We have added a Fund Profile which explains each fund's investment philosophy and methodology in simple straightforward language. This feature will continue in all subsequent reports. We have also asked each of our portfolio managers to discuss one or more current holdings to demonstrate how investment theory is put into practice. Finally, we have put faces to portfolio management names so that you can get to know us better.

  We are pleased with our funds' success in fiscal 1996, but are reminded of the many challenges that face us in the year ahead. We are ever mindful of our mandate -- to preserve and enhance the assets you have entrusted to us. We pledge our very best efforts on your behalf.

Sincerely,

/s/ David L. Redo

David L. Redo
Chairman & CEO

                                  FREMONT FUNDS

TABLE OF CONTENTS

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund..................................... 2
Fremont International Growth Fund....................... 5
Fremont International Small Cap Fund.................... 8
Fremont Emerging Markets Fund.......................... 11
Fremont U.S. Micro-Cap Fund............................ 14
Fremont Growth Fund.................................... 16
Fremont Bond Fund...................................... 18
Fremont Money Market Fund.............................. 20
Fremont California Intermediate Tax-Free Fund.......... 22
Auditor's Opinion...................................... 24

STATEMENTS OF INVESTMENTS

Fremont Global Fund.................................... 25
Fremont International Growth Fund...................... 30
Fremont International Small Cap Fund................... 32
Fremont Emerging Markets Fund.......................... 35
Fremont U.S. Micro-Cap Fund............................ 36
Fremont Growth Fund.................................... 38
Fremont Bond Fund...................................... 40
Fremont Money Market Fund.............................. 42
Fremont California Intermediate Tax-Free Fund.......... 44

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities................... 46
Statements of Operations............................... 48
Statements of Changes in Net Assets.................... 50

FINANCIAL HIGHLIGHTS................................... 54

NOTES TO FINANCIAL STATEMENTS.......................... 59

                                  FREMONT FUNDS

FREMONT GLOBAL FUND

The Fremont Asset Allocation Committee, Portfolio Managers for Fremont Global Fund Dave Redo, Pete Landini, Bob Haddick, Sandie Kinchen, Vince Kuhn

[FUND PROFILE]

Fremont Global Fund offers conservative investors a truly balanced approach to global investing. The Fund management team understands and appreciates both the reward potential and perhaps more importantly, the risks of global investing. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks total returns equaling at least 80% of the global equities markets with only half of the downside risk as measured by portfolio beta.

  The Fund's five-member portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data are examined to determine the most advantageous mix of stocks and bonds. Finally, individual stocks are selected from those industry groups with the best earnings growth potential. Fund management favors large, financially healthy companies with consistent earnings records. Individual bonds are chosen based on credit quality and opportunistic pricing.

[PHOTO OF A MEETING]

The Fremont Asset Allocation Committee Vince Kuhn, Sandie Kinchen, Dave Redo, Bob Haddick, Pete Landini

  Global investing demands truly professional management. The Fund's portfolio management team collectively has over 100 years of global investing experience.

FREMONT GLOBAL FUND INVESTMENT RETURNS

FREMONT MUTUAL FUNDS
GROWTH OF $10,000 CHART

                                                          LEHMAN BROS                               SAL NON-US BOND
              FREMONT GLOBAL FUND       S&P500            COPR/GOVT INTER                EAFE       INDEX 100% HEDGED
             ---------------------  -----------------    -----------------    ------------------    -----------------
18-NOV-88              $10,000                $10,000              $10,000               $10,000              $10,000
30-NOV-88     0.40%    $10,040       2.81%    $10,281    -0.34%     $9,966      1.61%    $10,161     0.04%    $10,004
31-DEC-88     0.83%    $10,123       1.81%    $10,467     0.09%     $9,975      0.56%    $10,218     0.80%    $10,084
31-JAN-89     2.88%    $10,415       7.22%    $11,223     1.05%    $10,080      1.76%    $10,398     0.56%    $10,141
28-FEB-89    -0.87%    $10,325      -2.48%    $10,944    -0.42%    $10,037      0.51%    $10,451    -0.84%    $10,055
31-MAR-89     1.75%    $10,506       2.34%    $11,201     0.43%    $10,081     -1.96%    $10,246     0.69%    $10,125
30-APR-89     1.63%    $10,677       5.15%    $11,777     2.00%    $10,282      0.93%    $10,341     0.97%    $10,223
31-MAY-89     1.41%    $10,828       4.05%    $12,254     1.98%    $10,486     -5.44%     $9,779     0.05%    $10,228
30-JUN-89     0.46%    $10,878      -0.55%    $12,187     2.52%    $10,750     -1.68%     $9,614     0.87%    $10,317
31-JUL-89     4.72%    $11,391       8.98%    $13,281     2.05%    $10,970     12.56%    $10,822     2.18%    $10,542
31-AUG-89     1.06%    $11,512       1.93%    $13,538    -1.29%    $10,829     -4.50%    $10,335     0.09%    $10,551
30-SEP-89    -0.44%    $11,462      -0.39%    $13,485     0.47%    $10,880      4.56%    $10,806    -0.53%    $10,495
31-OCT-89    -0.79%    $11,371      -2.36%    $13,167     2.12%    $11,110     -4.02%    $10,371    -0.06%    $10,489
30-NOV-89     1.30%    $11,519       2.07%    $13,439     0.95%    $11,216      5.03%    $10,893    -0.23%    $10,465
31-DEC-89     1.88%    $11,735       2.37%    $13,758     0.28%    $11,247      3.69%    $11,295     0.33%    $10,500
31-JAN-90    -3.09%    $11,373      -6.71%    $12,835    -0.64%    $11,175     -3.73%    $10,874    -1.98%    $10,292
28-FEB-90    -0.37%    $11,331       1.29%    $13,000     0.37%    $11,217     -6.97%    $10,116    -1.49%    $10,138
31-MAR-90     0.38%    $11,373       2.62%    $13,341     0.13%    $11,231    -10.42%     $9,062    -0.05%    $10,133
30-APR-90    -1.50%    $11,203      -2.48%    $13,010    -0.35%    $11,192     -0.79%     $8,990    -0.08%    $10,125
31-MAY-90     5.42%    $11,810       9.75%    $14,278     2.20%    $11,438     11.41%    $10,016     2.48%    $10,376
30-JUN-90     0.27%    $11,842      -0.69%    $14,180     1.34%    $11,591     -0.88%     $9,928     0.52%    $10,430
31-JUL-90     0.72%    $11,927      -0.32%    $14,134     1.39%    $11,753      1.41%    $10,068     0.39%    $10,471
31-AUG-90    -4.91%    $11,341      -9.04%    $12,857    -0.41%    $11,704     -9.71%     $9,090    -1.35%    $10,330
30-SEP-90    -4.13%    $10,873      -4.92%    $12,224     0.77%    $11,795    -13.94%     $7,823    -0.56%    $10,272
31-OCT-90     1.82%    $11,070      -0.37%    $12,179     1.16%    $11,931     15.59%     $9,042     2.87%    $10,567
30-NOV-90     2.52%    $11,349       6.43%    $12,961     1.52%    $12,112     -5.90%     $8,509     1.64%    $10,740
31-DEC-90     1.57%    $11,527       2.75%    $13,318     1.37%    $12,278      1.62%     $8,647     1.00%    $10,847
31-JAN-91     2.34%    $11,797       4.42%    $13,907     1.02%    $12,403      3.23%     $8,926     1.90%    $11,053
28-FEB-91     4.00%    $12,270       7.16%    $14,902     0.80%    $12,501     10.72%     $9,883     1.47%    $11,216
31-MAR-91     0.37%    $12,315       2.37%    $15,255     0.68%    $12,586     -6.00%     $9,290     0.05%    $11,221
30-APR-91     0.46%    $12,371       0.28%    $15,297     1.09%    $12,724      0.98%     $9,381     0.49%    $11,276
31-MAY-91     1.91%    $12,607       4.30%    $15,955     0.61%    $12,802      1.04%     $9,479     0.59%    $11,343
30-JUN-91    -2.77%    $12,258      -4.56%    $15,228     0.07%    $12,811     -7.35%     $8,782    -0.54%    $11,282
31-JUL-91     2.75%    $12,596       4.68%    $15,940     1.12%    $12,954      4.91%     $9,213     0.91%    $11,384
31-AUG-91     1.70%    $12,810       2.35%    $16,315     1.91%    $13,202     -2.03%     $9,026     1.29%    $11,531
30-SEP-91     0.79%    $12,911      -1.65%    $16,046     1.72%    $13,429      5.64%     $9,535     1.63%    $11,719
31-OCT-91     1.50%    $13,105       1.33%    $16,259     1.14%    $13,582      1.42%     $9,671     0.71%    $11,802
30-NOV-91    -1.78%    $12,872      -4.03%    $15,604     1.15%    $13,738     -4.67%     $9,219     0.32%    $11,840
31-DEC-91     6.24%    $13,676      11.42%    $17,386     2.44%    $14,073      5.16%     $9,695     1.78%    $12,051
31-JAN-92    -0.59%    $13,595      -1.85%    $17,064    -0.91%    $13,946     -2.14%     $9,488     0.84%    $12,152
29-FEB-92     1.12%    $13,747       1.28%    $17,282     0.39%    $14,001     -3.58%     $9,148     0.33%    $12,192
31-MAR-92    -2.04%    $13,466      -1.95%    $16,945    -0.39%    $13,946     -6.60%     $8,544    -0.57%    $12,123
30-APR-92     0.26%    $13,501       2.92%    $17,440     0.88%    $14,068      0.48%     $8,585     0.31%    $12,160
31-MAY-92     2.01%    $13,773       0.53%    $17,533     1.55%    $14,286      6.69%     $9,160     1.08%    $12,292
30-JUN-92    -0.86%    $13,655      -1.46%    $17,277     1.48%    $14,498     -4.74%     $8,726     0.41%    $12,342
31-JUL-92     1.13%    $13,808       4.04%    $17,975     1.99%    $14,786     -2.56%     $8,502     0.70%    $12,428
31-AUG-92     0.26%    $13,844      -2.02%    $17,612     1.00%    $14,934      6.27%     $9,035     0.32%    $12,468
30-SEP-92     0.86%    $13,964       1.15%    $17,815     1.36%    $15,138     -1.98%     $8,856     1.64%    $12,673
31-OCT-92     0.51%    $14,035       0.36%    $17,879    -1.30%    $14,941     -5.25%     $8,392     1.71%    $12,889
30-NOV-92     1.30%    $14,218       3.37%    $18,482    -0.38%    $14,884      0.94%     $8,471     0.04%    $12,895
31-DEC-92     1.20%    $14,389       1.30%    $18,722     1.34%    $15,083      0.52%     $8,515     0.95%    $13,017
31-JAN-93     0.43%    $14,450       0.73%    $18,858     1.94%    $15,375     -0.01%     $8,514     1.05%    $13,154
28-FEB-93     1.10%    $14,609       1.36%    $19,115     1.58%    $15,618      3.02%     $8,771     1.83%    $13,395
31-MAR-93     2.10%    $14,916       2.15%    $19,527     0.40%    $15,681      8.72%     $9,536    -0.28%    $13,358
30-APR-93     0.16%    $14,940      -2.45%    $19,049     0.80%    $15,806      9.49%    $10,441    -0.05%    $13,351
31-MAY-93     0.99%    $15,089       2.67%    $19,558    -0.22%    $15,771      2.11%    $10,662     0.48%    $13,416
30-JUN-93     0.82%    $15,212       0.33%    $19,623     1.57%    $16,019     -1.56%    $10,495     1.86%    $13,666
31-JUL-93     1.38%    $15,423      -0.49%    $19,526     0.24%    $16,058      3.50%    $10,863     1.12%    $13,819
31-AUG-93     3.07%    $15,896       3.78%    $20,263     1.59%    $16,313      5.40%    $11,449     1.97%    $14,091
30-SEP-93     1.25%    $16,095      -0.74%    $20,114     0.41%    $16,381     -2.25%    $11,192     0.67%    $14,185
31-OCT-93     2.47%    $16,493       2.05%    $20,527     0.27%    $16,425      3.08%    $11,536     1.30%    $14,369
30-NOV-93    -0.99%    $16,330      -0.90%    $20,342    -0.56%    $16,333     -8.74%    $10,528     0.84%    $14,490
31-DEC-93     5.38%    $17,209       1.23%    $20,592     0.46%    $16,408      7.22%    $11,288     1.88%    $14,763
31-JAN-94     1.32%    $17,436       3.36%    $21,284     1.11%    $16,590      8.45%    $12,242    -0.77%    $14,650
28-FEB-94    -2.83%    $16,944      -2.71%    $20,707    -1.48%    $16,344     -0.28%    $12,208    -1.96%    $14,362
31-MAR-94    -4.10%    $16,249      -4.34%    $19,808    -1.65%    $16,075     -4.31%    $11,683    -0.62%    $14,273
30-APR-94     0.39%    $16,312       1.29%    $20,064    -0.68%    $15,965      4.24%    $12,178    -0.55%    $14,194
31-MAY-94     0.39%    $16,375       1.63%    $20,392     0.07%    $15,976     -0.57%    $12,108    -0.77%    $14,084
30-JUN-94    -1.08%    $16,198      -2.47%    $19,887     0.01%    $15,978      1.41%    $12,279    -1.09%    $13,930
31-JUL-94     1.95%    $16,514       3.31%    $20,545     1.44%    $16,208      0.96%    $12,397     0.69%    $14,026
31-AUG-94     2.83%    $16,982       4.07%    $21,381     0.31%    $16,259      2.37%    $12,691    -0.95%    $13,893
30-SEP-94    -2.16%    $16,615      -2.42%    $20,864    -0.92%    $16,109     -3.15%    $12,291     0.30%    $13,934
31-OCT-94     0.99%    $16,780       2.30%    $21,344    -0.01%    $16,108      3.33%    $12,700     0.34%    $13,982
30-NOV-94    -1.98%    $16,447      -3.67%    $20,560    -0.45%    $16,035     -4.81%    $12,089     1.30%    $14,163
31-DEC-94     0.26%    $16,491       1.47%    $20,862     0.35%    $16,091      0.63%    $12,166     0.04%    $14,169
31-JAN-95    -1.09%    $16,310       2.59%    $21,403     1.68%    $16,362     -3.84%    $11,699     1.06%    $14,319
28-FEB-95     1.26%    $16,516       3.87%    $22,231     2.07%    $16,700     -0.29%    $11,665     1.27%    $14,501
31-MAR-95     2.19%    $16,877       2.96%    $22,889     0.57%    $16,795      6.24%    $12,392     2.21%    $14,821
30-APR-95     2.14%    $17,238       2.95%    $23,564     1.24%    $17,004      3.76%    $12,858     1.60%    $15,059
31-MAY-95     3.56%    $17,851       3.96%    $24,498     3.02%    $17,517     -1.19%    $12,705     3.20%    $15,540
30-JUN-95     1.17%    $18,060       2.35%    $25,073     0.67%    $17,635     -1.75%    $12,483    -0.15%    $15,517
31-JUL-95     3.03%    $18,608       3.33%    $25,908     0.01%    $17,636      6.23%    $13,261     1.19%    $15,702
31-AUG-95    -0.21%    $18,568       0.23%    $25,968     0.91%    $17,797     -3.81%    $12,756     0.71%    $15,813
30-SEP-95     1.56%    $18,858       4.17%    $27,051     0.72%    $17,925      1.95%    $13,004     1.64%    $16,073
31-OCT-95     0.35%    $18,924      -0.28%    $26,975     1.11%    $18,124     -2.69%    $12,654     1.04%    $16,240
30-NOV-95     1.47%    $19,204       4.40%    $28,161     1.31%    $18,361      2.78%    $13,006     2.04%    $16,571
31-DEC-95     2.42%    $19,669       1.85%    $28,683     1.05%    $18,554      4.03%    $13,530     0.84%    $16,710
31-JAN-96     3.18%    $20,294       3.44%    $29,669     0.86%    $18,714      0.41%    $13,586     1.11%    $16,896
29-FEB-96    -0.34%    $20,225       0.96%    $29,955    -1.17%    $18,495      0.34%    $13,632    -1.12%    $16,707
31-MAR-96     0.34%    $20,294       0.96%    $30,244    -0.51%    $18,401      2.12%    $13,921     0.97%    $16,869
30-APR-96     2.12%    $20,725       1.47%    $30,688    -0.35%    $18,336      2.91%    $14,326     0.98%    $17,034
31-MAY-96     0.68%    $20,865       2.58%    $31,480    -0.08%    $18,321     -1.84%    $14,063     0.05%    $17,042
30-JUN-96     0.67%    $21,006       0.38%    $31,599     1.06%    $18,516      0.56%    $14,141     0.83%    $17,184
31-JUL-96    -2.61%    $20,458      -4.42%    $30,203     0.30%    $18,571     -2.92%    $13,728     0.67%    $17,299
31-AUG-96     1.31%    $20,727       2.11%    $30,840     0.08%    $18,586      0.22%    $13,759     0.76%    $17,430
30-SEP-96     3.21%    $21,392       5.63%    $32,576     1.39%    $18,844      2.66%    $14,125     2.02%    $17,783
31-OCT-96     0.60%    $21,520       2.76%    $33,475     1.77%    $19,178     -1.00%    $13,983     1.64%    $18,074
                       110.06%      10.24%      $2.16    16.31%      $0.85      8.43%      $0.41     4.66%      $0.72


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index (currency hedged), or the Lehman Bros. Intermediate Government/Corporate Bond Index.

                                  FREMONT FUNDS

                               FREMONT GLOBAL FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA.............................   2.9%
EUROPE.............................  17.6%
UNITED STATES......................  62.4%
JAPAN..............................   4.1%
EMERGING MARKETS--LATIN AMERICA....   0.3%
PACIFIC RIM........................   8.3%
EMERGING MARKETS--OTHER............   4.3%


TO OUR SHAREHOLDERS

  In second half fiscal 1996, ended October 31, 1996, Fremont Global Fund returned 3.84% compared to the Lipper Global Flexible Fund Average's 5.48%. For full fiscal year 1996, the Fund returned 13.7% versus the Average's 13.6%.

  The Fund's overweighting in European, Canadian and Australian bonds and our 9.8% portfolio position in Asian (except Japan) stocks aided performance. The Fund's relatively high (on average 20-25%) cash position restrained returns.

  The Fund's larger than normal cash holdings reflected our concern that strong global economic growth would lead to higher inflation and interest rates, thereby increasing financial market risk. Based on economic data released in early November which indicate more moderate global economic expansion, low inflation and stable-to-declining interest rates, we are now comfortable putting more money to work in global stock and bond markets.

  In the U.S. stock market, we see attractive, albeit less robust, return potential. We are forecasting corporate earnings to be up 5% to 10% in the coming year. We doubt stocks will experience the price/earnings multiple expansion witnessed in 1996. But, stock market gains in the high single digits are achievable. With inflationary fear subsiding, U.S. bonds should have a yield-like return with little net price movement in the coming 12 months.

  In Europe, central banks should continue to keep interest rates low. We believe these low rates will finally induce some broad-based economic momentum (2 - 2.5% GDP growth). With high unemployment and low industrial capacity utilization rates, European economies have a lot of room to grow before rekindling any inflationary pressure. The European monetary union should be particularly beneficial to countries like Spain, Portugal and Italy, whose volatile currencies have restrained economic growth and foreign investment. We will continue to focus our attention on these markets.

  The Japanese economy should continue its modest expansion. But, an increase in the consumption tax scheduled for April 1997 and long-term structural problems in the banking sector make us neutral on the Japanese stock market. Extremely low yields on Japanese bonds eliminate them from serious consideration.

  The robust long-term economic growth prospects for Southeast Asian countries makes this region an attractive investment arena. Substantial declines in Thailand, Singapore, and Korea have wrung the speculative excess out of these stock markets, and created some very appealing funda-

                                                           (continued on page 4)

                                 FREMONT FUNDS

THE CHANGING FREMONT GLOBAL FUND ASSET MIX

                                 ASSET MIX       ASSET MIX      ASSET MIX

         ASSET CLASS             11/30/96        10/31/96       10/31/95

         STOCKS
          U.S                      38%             30%             35%
          FOREIGN                  25%             22%             35%
                                  ---             ---             ---
         TOTAL STOCKS              63%             52%             70%

         BONDS
          U.S                       7%              6%             10%
          FOREIGN                  17%             16%             15%
                                  ---             ---             ---

         TOTAL BONDS               24%             22%             25%

         CASH RESERVES             13%             26%              5%
         -------------------------------------------------------------
         TOTAL                    100%            100%            100%


mental values. The decent returns of emerging market indices, up around 10% in 1996, have restored international investor confidence, and with the U.S. and many European stock markets at record levels, we could see a very favorable flow of funds into Pacific Rim equities markets in the year ahead. Over the next several months, we plan to invest some of the Fund's cash reserves into carefully selected Southeast Asian stocks.

  Next we would like to briefly discuss some of the global equities that appear particularly compelling today. Since things can change rapidly in the financial markets, it should be noted that the following stocks may or may not be portfolio holdings at the time you read this report.

  When Hong Kong is officially handed over to China on June 30, 1997, the great uncertainty that has restrained the market in recent years will finally subside. Citic Pacific will be the most direct beneficiary of the changing of the guard. A publicly-held company, Citic Pacific is essentially the investment arm of the Chinese central government. It is aggressively investing in Hong Kong commercial real estate, transportation systems and finance companies. Citic is going to replace the British trading companies that have dominated the Hong Kong economy for a century. The company will make money in Hong Kong and be one of the biggest commercial conduits to mainland China. Citic is not a monopoly, but it is going to be one of the biggest and most influential players in the region.

    With its recent acquisition of Morton Thiokol's auto airbag business, Sweden's Autoliv is now the world's largest player in what will continue to be a great growth industry. Over the next several years, global auto manufacturers will be adding front passenger side airbags in their mid-price lines. Many will follow Volvo and Mercedes' lead by adding side impact airbags to their luxury lines. This translates into incremental revenues and earnings for dominant market share companies like Autoliv.

  We are pleased to have modestly exceeded our performance benchmark in fiscal 1996 despite the portfolio's relatively large cash holdings. Based on better-than-expected news on the global inflation and interest rate fronts, we will be more fully invested in the year ahead. We expect decent absolute returns from global stock and bond markets in general and particularly good relative returns from our investments in Southeast Asia. We remain confident the Fund will continue to produce attractive risk-adjusted returns in global financial markets.

  Sincerely,

/s/Dave Redo                    /s/Pete Landini
/s/Robert L. Haddick            /s/Sandie Kinchen
/s/Vince Kuhn

  The Fremont Asset Allocation Committee
  Portfolio Managers
  Fremont Global Fund

                                  FREMONT FUNDS

FREMONT INTERNATIONAL GROWTH FUND

Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF ANDREW PANG]
[FUND PROFILE]

  Fremont International Growth Fund invests in international stocks with superior earnings growth potential. Approximately 40 percent of the portfolio is generally invested in European stock markets, with the balance devoted to Asian markets including Japan.

    First, fund management employs a top-down approach -- factoring in economic growth potential, corporate earnings outlook, market valuations, political and currency stability, and inflation and interest rate trends -- in making country asset allocation decisions. Then, within each country, the Fund focuses on those industry groups providing essential products and services -- consumer basics, banking, telecommunications, information technology, power generation, health care and infrastructure. The Fund favors dominant market share companies (in some cases monopolies) most likely to produce consistent earnings growth.

  Portfolio Manager Andrew L. Pang is a Chinese American with strong cultural ties and investment research contacts in Asia. He travels globally on a regular basis meeting with research analysts and directly with corporate management to identify investment opportunities.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont International Growth Fund returned -4.06% compared to -2.39% for the Europe, Australia, and Far East
(EAFE) Index. For full fiscal year 1996, the Fund gained 7.07% versus EAFE's 10.51%.

  Feathers in our cap for the second fiscal half include our overweighting in Hong Kong (7.5% compared to EAFE's 3.5%), and our underweighting in Japan (23.5% versus EAFE's 40%). The Hong Kong stock market rose to record highs recently, and over the last six months the Japanese stock market as measured by the MSCI was off 16.02% including yen-to-dollar currency translation. Black eyes for the portfolio included an overweighting in other Southeast Asian markets, which performed poorly

                                                           (continued on page 6)

FREMONT INTERNATIONAL GROWTH FUND INVESTMENT RETURNS

       FREMONT INT'L GROWTH FUND            EAFE
             -----------------    --------------
01-MAR-94              $10,000           $10,000
31-MAR-94    -3.66%     $9,634    -4.31%  $9,569
30-APR-94     0.33%     $9,666     4.24%  $9,975
31-MAY-94     0.11%     $9,676    -0.57%  $9,918
30-JUN-94    -1.94%     $9,488     1.41% $10,058
31-JUL-94     2.42%     $9,718     0.96% $10,155
31-AUG-94     4.73%    $10,178     2.37% $10,395
30-SEP-94    -1.44%    $10,031    -3.15% $10,068
31-OCT-94     1.98%    $10,230     3.33% $10,403
30-NOV-94    -4.80%     $9,739    -4.81%  $9,903
31-DEC-94    -0.51%     $9,689     0.63%  $9,965
31-JAN-95    -6.90%     $9,020    -3.84%  $9,582
28-FEB-95     1.97%     $9,198    -0.29%  $9,555
31-MAR-95     2.05%     $9,386     6.24% $10,151
30-APR-95     3.34%     $9,699     3.76% $10,533
31-MAY-95     2.59%     $9,950    -1.19% $10,407
30-JUN-95     2.10%    $10,159    -1.75% $10,225
31-JUL-95     5.66%    $10,734     6.23% $10,862
31-AUG-95    -2.43%    $10,473    -3.81% $10,448
30-SEP-95     0.70%    $10,546     1.95% $10,652
31-OCT-95    -2.87%    $10,243    -2.69% $10,366
30-NOV-95    -0.93%    $10,148     2.78% $10,654
31-DEC-95     2.36%    $10,387     4.03% $11,083
31-JAN-96     3.45%    $10,746     0.41% $11,129
29-FEB-96     1.57%    $10,915     0.34% $11,166
31-MAR-96     0.77%    $10,999     2.12% $11,403
30-APR-96     3.93%    $11,431     2.91% $11,735
31-MAY-96    -0.92%    $11,326    -1.84% $11,519
30-JUN-96     1.68%    $11,516     0.56% $11,584
31-JUL-96    -5.22%    $10,915    -2.92% $11,245
30-AUG-96     1.74%    $11,104     0.22% $11,270
30-SEP-96     2.37%    $11,368     2.66% $11,570
31-OCT-96    -3.53%    $10,967    -1.00% $11,454
                        15.16%     6.24%  15.84%    6.50%



*  Unannualized

+ Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

                                  FREMONT FUNDS

                        FREMONT INTERNATIONAL GROWTH FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA...........................   0.3%
UNITED KINGDOM...................   8.4%
CONTINENTAL EUROPE...............  31.0%
UNITED STATES....................   3.5%
JAPAN............................  23.5%
HONG KONG/SINGAPORE/MALAYSIA.....  11.2%
OTHER EMERGING MARKETS:
  INCLUDING THAILAND, INDONESIA,
  THE PHILIPPINES, TAIWAN AND
  SOUTH KOREA....................  18.9%
AUSTRALIA/NEW ZEALAND............   3.2%


relative to European markets. We are currently seeing a rebound in some of these markets. Portfolio performance was also restrained by our underweighting in the United Kingdom (8.4% versus EAFE's 16%), even though our UK stocks outperformed the UK index 16% to 14%.

  Looking ahead, we believe our overweighting in Hong Kong in particular and Southeast Asia in general will serve us well. We are forecasting 6 - 8% real GDP growth in Southeast Asia compared to 2 - 2.5% growth in Europe. In addition, after three years of lackluster performance relative to European stock markets, Southeast Asian stock market valuations are more than reasonable. Our current asset allocation of approximately 54% in Asia (23.5% in Japan and 30% spread out among eight other Southeast Asian markets), and about 40% in Europe, reflects our expectations for much better relative returns for Southeast Asian stocks.

  Bearing in mind we are committed to no stock forever, let's talk about a few of our current favorites. Datacraft Asia (Singapore) is in the information technology upgrade business serving companies throughout Southeast Asia. They have developed a particularly promising niche in China, where they recently received six contracts to upgrade telecommunications systems in corporate regional offices. We are looking for 30 - 35% earnings growth in the next two years. This rapid earnings growth could be extended well into the future if Datacraft can further expand its presence in China.

  In the United Kingdom, we have found an intriguing monopolistic company. Railtrack, created via an initial public offering in May 1996, is part of the privatization of the United Kingdom's transportation system. Railtrack owns all the railroad infrastructure and is paid by railroad companies to maintain and improve railway tracks and station

                                  FREMONT FUNDS

houses throughout the country. Because of long-term contracts with the railroad companies, Railtrack's revenues are very predictable. The company is now in the process of aggressively cutting costs, which will improve margins and earnings. Railtrack stock has performed well and we believe it will continue to rise on accelerating earnings.

  Going forward, we believe our commitment to Southeast Asian markets will be more adequately rewarded. Our focus on dominant market share essential service companies should continue to contribute to our stock-picking success. We thank you for your appreciation of our investment discipline and look forward to a financially rewarding year ahead.

  Sincerely,

  /s/Andrew L. Pang

  Andrew L. Pang
  Portfolio Manager

  Fremont International Growth Fund

                        FREMONT INTERNATIONAL GROWTH FUND
                    SECTOR ALLOCATION AS OF OCTOBER 31, 1996
                     SHORT TERM SECURITIES            (3.6%)
                     TECHNOLOGY                      (14.1%)
                     FINANCIAL SERVICES              (11.4%)
                     HEALTH CARE                     (10.6%)
                     UTILITIES                        (8.0%)
                     CONSUMER NON-DURABLES            (7.0%)
                     CONSUMER SERVICES                (6.7%)
                     CAPITAL GOODS                    (6.6%)
                     CONSUMER DURABLES                (6.6%)
                     OTHER                           (25.4%)

                                  FREMONT FUNDS

FREMONT INTERNATIONAL SMALL CAP FUND

Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.

[PHOTO OF GARY BERGSTROM]
[FUND PROFILE]

  Fremont International Small Cap Fund's investment thesis is simple: extensive statistical evidence shows that superior long-term returns are achieved by investing in fundamentally undervalued small company stocks. The Fund's Sub-Advisor, Acadian Asset Management, Inc., has a unique financial database of approximately 20,000 companies in over 50 countries. This database includes up to 25 years of historical earnings, dividends, book values, stock prices, country indices, and inflation and interest rate statistics for individual countries.

  After screening stocks through numerous fundamental value models, country and currency valuation is factored in, producing a relative attractiveness ranking ("alpha ranking") for all the stocks in this extensive global universe. The Fund invests in those highly ranked stocks judged to have above average performance potential. Country diversification is maintained to reduce portfolio risk.

  Portfolio Manager Dr. Gary L. Bergstrom, (President and Chief Investment Officer of the Fund's Sub-Advisor, Acadian Asset Management, Inc.) has more than 25 years of professional investment experience in global markets. He has personally developed many of the quantitative techniques employed in Acadian's valuation models.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont International Small Cap Fund was down 1.3% compared to the Salomon Brothers Extended Market Index of Europe and Pacific Countries' (EMI EPAC) loss of 3.4%. For the full fiscal year, the Fund gained 13.7% versus EMI EPAC's 12.8%. The Fund outperformed the Lipper International Small Company Average by 0.6% for the year.

  In the second half of fiscal 1996, the Fund achieved superior relative returns from Japanese stocks, as signs of economic recovery boosted the smaller, economically-sensitive companies in the

 FREMONT INTERNATIONAL SMALL CAP FUND INVESTMENT RETURNS

          FREMONT INTERNATIONAL SMALL CAP FUND   SOLOMON EMI INDEX
          ------------------------------------   -----------------
30-JUN-94                   $10,000                   $10,000
31-JUL-94          1.30%    $10,130     1.14%         $10,114
31-AUG-94          2.37%    $10,370     1.06%         $10,221
30-SEP-94         -4.34%     $9,920    -2.86%          $9,929
31-OCT-94         -0.60%     $9,860     1.81%         $10,109
30-NOV-94         -5.58%     $9,310    -6.24%          $9,478
31-DEC-94         -3.11%     $9,020     1.34%          $9,605
31-JAN-95         -5.32%     $8,540    -3.25%          $9,293
28-FEB-95         -0.94%     $8,460    -1.46%          $9,157
31-MAR-95          2.25%     $8,650     4.25%          $9,546
30-APR-95          3.47%     $8,950     3.00%          $9,833
31-MAY-95          2.57%     $9,180    -1.75%          $9,660
30-JUN-95         -0.98%     $9,090    -1.23%          $9,542
31-JUL-95          5.61%     $9,600     5.83%         $10,098
31-AUG-95         -2.19%     $9,390    -2.53%          $9,842
30-SEP-95          0.43%     $9,430     0.78%          $9,919
31-OCT-95         -3.76%     $9,075    -2.88%          $9,634
30-NOV-95         -0.78%     $9,004     1.06%          $9,736
31-DEC-95          2.95%     $9,270     3.83%         $10,109
31-JAN-96          6.47%     $9,870     1.78%         $10,288
29-FEB-96          1.75%    $10,043     1.56%         $10,449
31-MAR-96          1.92%    $10,236     2.30%         $10,689
30-APR-96          2.09%    $10,450     5.26%         $11,252
31-MAY-96          0.10%    $10,460    -0.81%         $11,160
30-JUN-96         -1.17%    $10,338     0.01%         $11,162
31-JUL-96         -2.85%    $10,043    -3.78%         $10,740
30-AUG-96          1.21%    $10,165     1.01%         $10,848
30-SEP-96          0.50%    $10,216     0.56%         $10,909
31-OCT-96          1.00%    $10,318     0.00%         $10,909

* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994.
  Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

                                  FREMONT FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA........................................    3.3%
IRELAND.......................................    0.9%
CONTINENTAL EUROPE............................   19.5%
UNITED STATES.................................    1.1%
UNITED KINGDOM................................   12.7%
JAPAN.........................................   17.1%
HONG KONG/SINGAPORE/MALAYSIA..................   10.5%
EMERGING MARKETS: LATIN AMERICA...............   10.0%
OTHER EMERGING MARKETS:
  INCLUDING SOUTH KOREA, TURKEY,
  CZECH REPUBLIC, PORTUGAL, GREECE,

  CHINA AND OTHERS............................   23.5%
AUSTRALIA/NEW ZEALAND ........................    1.4%


portfolio. Investments in smaller markets like Italy, Spain, New Zealand and Malaysia were rewarding, as was successful stock selection in emerging markets including Greece, China, Mexico and Turkey. The Fund's overweighting in the strong Brazilian stock market was also a performance positive. The portfolio's underweighting in the United Kingdom and the relative underperformance of portfolio holdings in France restrained Fund returns.

  The Fund's portfolio characteristics remain consistent with our investment thesis that over the longer term, superior returns are generated through investing in fundamentally undervalued small cap stocks.

  As the following chart indicates, our bottom-up stock selection discipline has resulted in attractive portfolio valuations and higher yield relative to three international benchmarks -- EAFE, for large cap developed nations; EMI-EPAC, for small cap developed nations; and IFC Investable, for emerging countries.

                                                          (continued on page 10)

                         PORTFOLIO VALUATIONS AND YIELDS

                PRICE/  PRICE/    CURRENT NEXT YEAR  PRICE/CASH
                 BOOK    SALES      P/E      P/E      EARNINGS    YIELD
                 ----    -----     ----      ----     --------    -----
EAFE              2.2     0.8      20.8      18.6        9.0       2.1%
EMI-EPAC          1.8     0.6      21.0      17.5        7.9       2.0%
IFC INVESTABLE    1.7     1.4      15.0      12.4        9.1       2.0%
FREMONT           1.0     0.3      10.7       9.0        4.3       4.2%

                                  FREMONT FUNDS

  Based on our value-oriented stock selection criteria and the expected return forecasts of our country and currency models, the United Kingdom and Canadian markets are among those with superior relative investment potential. The United Kingdom market should continue to benefit from steady economic growth, low inflation, and strong corporate earnings, all boons to smaller value-oriented companies. We believe the recent uptick in UK interest rates represents a modest adjustment rather than a change of trend in relatively relaxed monetary policy.

  We find the U.S. market relatively overvalued at present, with Canada appearing more attractive in aggregate. Even though the Canadian market is up 30% compared to the U.S. market's 23.8% gain over the last year, it remains fundamentally cheaper. The Canadian macro-economic outlook is positive, with controlled inflation, strong foreign capital in-flows, and a government committed to deficit reduction.

  With the IFC Investable Index, a widely-used benchmark for emerging market performance, up 10.4% year-to-date through October 1996, the Fund's 33% commitment to emerging market stocks has been productive while providing diversification benefits that make this asset class a valuable component of any broad international equities strategy. The emerging markets in aggregate are quite cheap relative to the U.S. and other developed country equities markets. With good year-to-date 1996 performance renewing investor confidence in the emerging markets and the U.S. market being perceived as increasingly risky at its current lofty levels, we anticipate a strong international flow of funds into the emerging markets in the year ahead.

  In the Pacific Rim, the Hong Kong market is fundamentally attractive, as is the Thailand market, which is down 30% over the last year. Among emerging markets in Latin America, Brazil remains our favorite, with an aggregate price/book value ratio among the lowest in the world. Earnings, particularly for the utilities sector, which has received a government-approved rate increase, look good. The government's privatization program is attracting additional foreign capital and providing more opportunities in the market. Mexico has delivered strong returns year-to-date, making it somewhat less attractive on a relative valuation basis despite a still favorable political and economic outlook.

  In our semi-annual report to you, we covered a lot of ground on developed and emerging market valuations and prospects. This is relevant to our investment outlook, but it is driven by our individual stock selection process. To give you a feel for our stock picking discipline, we will also briefly discuss an individual stock in the portfolio. Bearing in mind that things can change in a hurry, we add the caveat that the company we are writing about today may or may not be a timely investment by the time you read this.

  Hollandsche Beton (HBG) is a Dutch construction company involved in industrial, commercial and public works from housing and civil development projects to road and infrastructure building. The stock's price has fallen to attractive levels as some analysts are predicting that slower government spending in the United Kingdom and Germany might limit HBG's prospects. Based on its currently low price/earnings ratio and other fundamental value criteria, and in view of its strong cash position being used for a well-planned expansion into new markets, Hollandsche Beton is our brand of attractive investment opportunity.

  In closing, the short-to-intermediate performance of Fremont International Small Cap Fund will always be determined by a number of variables -- macro-economic and market trends within the countries in which we invest, the performance of small cap stocks relative to bigger cap stocks within each market, and most importantly, the effectiveness of our stock-picking discipline. Longer term, we believe international small cap value investing will produce attractive absolute and relative rates of return for equities investors. We thank you for your appreciation of our investment philosophy and our investment talents. Be assured, we continue to work diligently on your behalf.

  Sincerely,

  /S/Gary L. Bergstrom

  Dr. Gary L. Bergstrom
  Portfolio Manager
  Fremont International Small Cap Fund

                                  FREMONT FUNDS

FREMONT EMERGING MARKETS FUND
Henry L. Thornton, Portfolio Manager
Credit Lyonnais International Asset Management (HK) Limited

[PHOTO OF HENRY THORNTON]
[FUND PROFILE]

  Around the globe, countries that once relied on agriculture, natural resources or low-level manufacturing are developing sophisticated, high-growth, export-driven industrial economies. These emerging market countries offer a wealth of opportunity for experienced professional investors.

  Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

  Portfolio Manager Henry Thornton (Investment Director of Sub-Advisor Credit Lyonnais International Asset Management, CLIAM) is widely recognized as an expert in emerging market investing. Headquartered in London, with offices in Hong Kong and Singapore, CLIAM's experienced team of analysts is geographically well positioned for "hands-on" emerging market research.

TO OUR SHAREHOLDERS

  From its June 24, 1996 inception, the Fremont Emerging Markets Fund declined 3.12% compared to a 6.19% loss for the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index and a 4.45% loss for the IFC Investable Index over the June 30 - October 31, 1996 time period.

  At this early juncture, performance comparisons between our four-month-old mutual fund and appropriate indices are premature and largely immaterial. We have just begun planting the seeds we hope to harvest in the years ahead. We are progressing slowly, partially due to short-term caution regarding the emerging markets, (certainly justified by poor performance of emerging market

                                                          (continued on page 12)

FREMONT EMERGING MARKETS FUND INVESTMENT RETURNS

           FREMONT Emerging Markets Fund             MSCI Emerging Markets Free Index
           -----------------------------      ---------------------------------------
24-JUN-96                 $10,000                       $10,000
31-JUL-96       -4.40%     $9,560              -4.44%    $9,556
30-AUG-96        2.09%     $9,760              -6.83%    $8,903
30-SEP-96        1.64%     $9,920               2.56%    $9,131
31-OCT-96       -2.34%     $9,688              -2.67%    $8,887






* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 24, 1996.
  Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

                                 FREMONT FUNDS

                          FREMONT EMERGING MARKETS FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

UNITED STATES............................  29.4%
PACIFIC RIM: INCLUDING
  HONG KONG, MALAYSIA,
  AND TAIWAN.............................  37.1%
EMERGING MARKETS: INCLUDING
  INDONESIA, THAILAND, THE PHILIPPINES
  TURKEY, SOUTH AFRICA, INDIA,
  RUSSIA AND CHINA.......................  33.5%


indices over the last four months), but more particularly, consistent with our risk-averse stock picking discipline.

  Before we address investment issues specific to the Fund, let's step back and review the still embryonic history of emerging market investing. In the early 1990's, the global investment community "discovered" the emerging markets. Buoyed by strong cash in-flows, the emerging markets took off, creating the speculative excess that culminated in a major peak in Asia in first quarter 1994 and in Latin America in third quarter 1994. Since then, emerging markets in aggregate have performed quite poorly relative to the robust returns from the U.S. and major European stock markets. From 1994 through third quarter 1996, the IFC Investable Index declined 18% and the MSCI-EMFI lost 12%.

  Now, back to the future. The basic investment thesis that first attracted investors to the emerging markets -- rapidly expanding economies producing superior corporate earnings growth and appealing long term investment returns -- remains quite valid. Today, you can buy this growth at very reasonable prices. At year end 1993, emerging markets price/earnings ratios approximated
30. Today, aggregate emerging market P/E's are around 20. In short, you no longer have to pay a large premium for growth. We suggest this spells opportunity and foreshadows significantly better returns for emerging market investors over the next several years.

  As you know, due to our extensive investment experience in Southeast Asia (we had our research teams in place in the mid 1980's, long before most of our competitors), the Fund is structurally biased to these emerging markets. We are building research capacity in Eastern Europe and Latin America and recently made our first investment in Russia -- Mosenergo, the electric utility in Moscow. Going forward, we expect to have the Fund portfolio 70 - 75% invested in Southeast Asia with 10 - 15% of assets in each of Eastern Europe and Latin America.

  Rather than commenting on the short-term prospects for individual emerging markets or briefly reviewing portfolio holdings, we thought it would be more constructive to discuss an individual stock that demonstrates our "growth-at-a-price" investment discipline. We want to buy well-managed companies with superior earnings potential. We do not want to

                                  FREMONT FUNDS

make the classic mistake of overpaying for them.

  Yageo, a Taiwanese manufacturer of the resistors used in cellular telephones, is our kind of investment opportunity. Yageo is one of a handful of companies in the world that makes these resistors (there are approximately 130 of these tiny items in one wireless telephone), and the only non-Japanese company in the business. The stock had been under some pressure as the Yen's decline has made their Japanese counterparts more price competitive. However, with Japanese monetary authorities signaling that the Yen has fallen far enough, Yageo should be able to once again increase its market share in this fast-growing business. Currently priced around 16 times earnings, which we believe will grow 20 - 30% annually, Yageo stock offers superior growth at a discount price.

  In this, our first letter to shareholders, we've provided a brief history of emerging market investing, discussed current emerging market valuations, and profiled a portfolio holding that demonstrates our stock picking discipline. In future letters to you, we will focus on the prospects for individual emerging markets and detail more of our portfolio holdings. In closing, we reaffirm our conviction that disciplined emerging market investing will produce attractive long-term returns for growth-oriented investors.

  Sincerely,

  /s/Henry Thornton

  Henry Thornton
  Portfolio Manager
  Fremont Emerging Markets Fund

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                    FREMONT MUTUAL FUNDS INC
                    PO BOX 193663
                    SAN FRANCISCO CA 94119-9747

                                   ATTENTION!
                       FREMONT U.S. MICRO-CAP SHAREHOLDERS

              INVEST IN THE SMALLEST COMPANIES THROUGHOUT THE WORLD
                 WITH THE FREMONT INTERNATIONAL SMALL CAP FUND.*

[ ] YES! I'd like to find out how investing in international small cap stocks can help me take advantage of the higher-than-average growth potential of small companies around the world, while diversifying my investment portfolio. Please send me more information on the Fremont International Small Cap Fund, including a prospectus which contains more information about the fees and expenses of the Fund. I will read the prospectus carefully before I invest.

Name (first, middle initial, last):____________________________________________

Address:_______________________________________________________________________

Apt. # or P.O. Box:____________________________________________________________

City:______________________________ State:_____ Zip:___________________________

Daytime Phone:_________________________________________________________________

*There are risks of investing in a fund of this type which invests in newly emerging foreign companies which may be subject to competitive conditions in the industry, limited earnings history, reliance on one or a limited number of products, erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Distributed by Funds Distributor, Inc., 50 Beale Street, Suite 100, San Francisco, CA 94105

                             CAN WE SEND INFORMATION
                          ON OUR FUNDS TO ANYONE ELSE?

We often get requests from shareholders to send information to other people they know who are looking for no-load investments from top managers. If you would like us to send a Fremont Funds brochure and prospectus to someone that you know, just complete this postage-paid card and drop it in the mail.

[ ] PLEASE SEND A FREMONT FUNDS BROCHURE AND PROSPECTUS TO:

Name (first, middle initial, last):____________________________________________

Address:_______________________________________________________________________

Apt. # or P.O. Box:____________________________________________________________

City:______________________________ State:_____ Zip:___________________________

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Francisco, CA 94105

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                    [FREMONT FUNDS LOGO]
                    FREMONT MUTUAL FUNDS INC
                    PO BOX 193663
                    SAN FRANCISCO CA 94119-9747

                                  FREMONT FUNDS

FREMONT U.S. MICRO-CAP FUND
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.

[PHOTO OF ROBERT E. KERN]
[FUND PROFILE]

  The U.S. micro-cap stock market (stocks with market capitalizations in the bottom 5% of the equities market) is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing Fremont U.S. Micro-Cap Fund.

  Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. The Fund's goal is to find "winners" early in their growth cycle and, importantly, to minimize fundamental investment mistakes.

  Successful micro-cap investing also involves minimizing transaction costs. The Fund's dedicated traders work hand-in-hand with the portfolio management team on execution strategies to enhance the Fund's performance.

  Robert E. Kern (Executive Vice President of the Fund's Sub-Advisor, Morgan Grenfell Capital Management) is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont U.S. Micro-Cap Fund returned 2.45% compared to the Russell 2000's -1.53%. For full fiscal year 1996, the Fund gained 41.46% versus the Index's 16.61%. Over the 24 months ending November 26, 1996, the Fund's performance ranked first in Investor's Business Daily's Growth

FREMONT U.S. MICRO-CAP FUND INVESTMENT RETURNS

             FREMONT U.S. MICRO-CAP FUND           RUSSELL 2000 INDEX
             ---------------------------
30-JUN-94                   $10,000                   $10,000
31-JUL-94          2.20%    $10,220          1.64%    $10,164
31-AUG-94          0.98%    $10,320          5.57%    $10,730
30-SEP-94          1.45%    $10,470         -0.34%    $10,694
31-OCT-94         -1.05%    $10,360         -0.40%    $10,651
30-NOV-94         -3.48%    $10,000         -4.04%    $10,221
31-DEC-94          1.50%    $10,150          2.68%    $10,494
31-JAN-95          1.97%    $10,350         -1.26%    $10,362
28-FEB-95          3.10%    $10,671          4.16%    $10,793
31-MAR-95          4.23%    $11,122          1.71%    $10,978
30-APR-95          2.43%    $11,392          2.22%    $11,222
31-MAY-95          4.57%    $11,913          1.72%    $11,415
30-JUN-95          4.88%    $12,495          5.19%    $12,007
31-JUL-95          6.82%    $13,346          5.76%    $12,699
31-AUG-95          6.31%    $14,188          2.07%    $12,961
30-SEP-95          2.54%    $14,549          1.79%    $13,193
31-OCT-95         -1.24%    $14,368         -4.48%    $12,602
30-NOV-95          4.53%    $15,020          4.21%    $13,132
31-DEC-95          4.10%    $15,635          2.64%    $13,479
31-JAN-96          3.44%    $16,174         -0.11%    $13,465
29-FEB-96          6.66%    $17,250          3.12%    $13,884
31-MAR-96          3.24%    $17,810          2.04%    $14,167
30-APR-96         11.40%    $19,839          5.35%    $14,924
31-MAY-96          8.40%    $21,506          3.94%    $15,512
30-JUN-96         -3.76%    $20,699         -4.11%    $14,875
31-JUL-96         -8.70%    $18,897         -8.73%    $13,576
30-AUG-96          6.14%    $20,057          5.81%    $14,364
30-SEP-96          4.75%    $21,009          3.91%    $14,925
31-OCT-96         -3.25%    $20,326         -1.54%    $14,695


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

                                  FREMONT FUNDS

Fund category with a 114% total return.

  If I may borrow from Charles Dickens, fiscal 1996 was "A Tale of Two Halves." In the first half, smaller company stocks as a group performed well and our micro-cap portfolio did even better as evidenced by the Fund's strong returns relative to the benchmark index. Smaller company stocks got slammed in June - July, and rebounded, but did not keep pace with bigger cap stocks from August through October. Peak to trough, the Fund was down 15.7% during the summer correction, but we managed a relatively impressive comeback to finish the second half of 1996 in the black. We are as proud of this performance in a challenging market environment as we were of our superior results in the first half's more favorable investment climate.

  After market shocks such as we experienced this summer, investor confidence generally returns to the big cap sector first. This is reflected in the strong performance of the S&P 500 relative to the Russell 2000 in recent months. Today, the dust has cleared and we expect investors to once again gravitate to smaller company stocks. With the caution that rising stock prices or unexpected fundamental deterioration can rather quickly change our opinion on any given portfolio holding, we will briefly review some of our current favorites.

  Micrel has carved a niche for itself as a leading supplier of high performance analog semiconductors. Micrel's products find application in laptop computers, cellular phones and PC memory card (PCMCIA) sockets. These fast-growing markets and a focused product strategy have driven revenues from less than $20 million in 1993 to a current annualized rate of over $70 million. We are forecasting a continuation of strong growth for Micrel and revenues could accelerate as the new digital Personal Communications Services
(PCS) systems are built over the next few years. Micrel's growth potential, focused business strategies, financial strength and attractive valuation support its #1 ranking among the Fund's technology holdings.

  LodgeNet is the fastest growing company in hotel room interactive media business. In hotels with LodgeNet systems, you can order movies whenever you want to watch them rather than at scheduled intervals. Your kids can also play Nintendo games. LodgeNet systems generate approximately $23 in revenues per room per month, which translates into a short two-year payback period for hotel operators. The company's modular technology also makes its systems more cost-efficient for smaller hotels, which have generally not offered interactive media services. As existing hotel contracts come up for re-bid, LodgeNet should continue to gain market share from its primary competitor, On Command (the reincarnation of Spectravision, which recently emerged from bankruptcy). With its current rapid expansion, LodgeNet is a cash flow, rather than an earnings story. We expect cash flow to grow 20 - 25% annually for the foreseeable future. Bottom-line oriented management (they don't overbid for contracts) is doing a terrific job building value that will ultimately translate into strong earnings growth.

  Daisytek is the leading U.S. wholesale distributor of computer office supplies and accessories. This is a "razorblade" company that wholesales all the consumable products that have to be replaced on a fairly regular basis. We believe that Daisytek will grow earnings at around 20% annually, with the possibility of accelerating earnings as the company expands globally (they recently opened offices in Latin America and made an acquisition in Australia to serve the Pacific Rim markets). Currently trading at 14 times our 1997 earnings estimates, Daisytek remains fundamentally appealing.

  In closing, we are very pleased with the Fund's fiscal 1996 performance. We can't promise we'll deliver 40% plus returns every year. However, we are confident that our intensive research efforts in selecting successful micro-cap companies will generate superior long-term investment returns.

  Sincerely,

  /s/Robert E. Kern

  Robert E. Kern
  Portfolio Manager
  Fremont U.S. Micro-Cap Fund

                                  FREMONT FUNDS

FREMONT GROWTH FUND

W. Kent Copa, CFA, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF W. KENT COPA]
[FUND PROFILE]

  Fremont Growth Fund invests principally in large capitalization U.S. stocks with superior earnings growth prospects. The Fund also invests selectively in mid-cap companies with favorable earnings dynamics. The goal is to consistently outperform the Standard & Poor's 500 Index (S&P 500). Extensive statistical evidence reveals a direct relationship between the performance of stocks in selected industry groups during the varying stages of the economic cycle. For example, food and drug stocks, which generally produce consistent earnings growth throughout the business cycle, tend to perform well in a sluggish economy. Auto, energy, and banking company earnings and stock prices tend to grow faster when the economy gains momentum.

  Fremont Growth Fund utilizes sophisticated quantitative models to forecast macro-economic trends and to identify those industry groups providing the best relative investment potential. The stock selection process involves identifying leading companies in each industry group with consistent earnings growth records and reasonable valuations.

  This "sector rotation" style is widely utilized by large institutional investors. Fremont Growth Fund offers this sophisticated investment discipline to mutual fund shareholders.

TO OUR SHAREHOLDERS

  For the second half of the fiscal year ended October 31, 1996, Fremont Growth Fund returned 10.81% compared to the S&P 500's 9.08%. For full fiscal year 1996, the Fund gained 22.1% versus the S&P 500's 24.1%. Despite modestly underperforming the S&P 500, our results compare quite favorably to the 18.5% average return for the Lipper Growth Fund Average.

  Fund performance benefitted from our overweighting in the technology, consumer goods, and healthcare sectors for much of second fiscal half 1996. Performance was restrained by underweighting in the financial service and energy sectors.

  At the end of September, we overweighted

 FREMONT GROWTH FUND INVESTMENT RETURNS

            FREMONT GROWTH FUND                    S&P 500
            -------------------        ---------------------
14-AUG-92                 $10,000                    $10,000
31-AUG-92      -1.01%      $9,899         -1.27%      $9,873
30-SEP-92       1.93%     $10,091          1.15%      $9,987
31-OCT-92       1.08%     $10,200          0.36%     $10,023
30-NOV-92       4.46%     $10,655          3.37%     $10,361
31-DEC-92       1.57%     $10,822          1.30%     $10,495
31-JAN-93       1.22%     $10,954          0.73%     $10,572
28-FEB-93      -1.02%     $10,843          1.36%     $10,716
31-MAR-93       1.50%     $11,005          2.15%     $10,947
30-APR-93      -3.60%     $10,609         -2.45%     $10,679
31-MAY-93       2.40%     $10,863          2.67%     $10,964
30-JUN-93       0.75%     $10,945          0.33%     $11,000
31-JUL-93      -0.09%     $10,935         -0.49%     $10,946
31-AUG-93       3.36%     $11,302          3.78%     $11,359
30-SEP-93       0.99%     $11,414         -0.74%     $11,276
31-OCT-93       0.80%     $11,506          2.05%     $11,507
30-NOV-93      -2.04%     $11,270         -0.90%     $11,404
31-DEC-93       2.18%     $11,516          1.23%     $11,544
31-JAN-94       3.40%     $11,907          3.36%     $11,932
28-FEB-94      -3.11%     $11,536         -2.71%     $11,608
31-MAR-94      -5.27%     $10,929         -4.34%     $11,104
30-APR-94       1.13%     $11,052          1.29%     $11,248
31-MAY-94       0.37%     $11,093          1.63%     $11,432
30-JUN-94      -3.35%     $10,722         -2.47%     $11,149
31-JUL-94       4.04%     $11,155          3.31%     $11,518
31-AUG-94       5.10%     $11,724          4.07%     $11,986
30-SEP-94      -2.12%     $11,476         -2.42%     $11,696
31-OCT-94       1.98%     $11,704          2.30%     $11,965
30-NOV-94      -3.15%     $11,335         -3.67%     $11,526
31-DEC-94       2.02%     $11,563          1.47%     $11,695
31-JAN-95       0.40%     $11,609          2.59%     $11,998
28-FEB-95       3.25%     $11,987          3.87%     $12,463
31-MAR-95       2.67%     $12,307          2.96%     $12,832
30-APR-95       2.14%     $12,570          2.95%     $13,210
31-MAY-95       3.28%     $12,982          3.96%     $13,733
30-JUN-95       4.93%     $13,622          2.35%     $14,056
31-JUL-95       4.45%     $14,228          3.33%     $14,524
31-AUG-95       1.37%     $14,423          0.23%     $14,558
30-SEP-95       3.89%     $14,983          4.17%     $15,164
31-OCT-95       0.08%     $14,995         -0.28%     $15,122
30-NOV-95       3.22%     $15,477          4.40%     $15,787
31-DEC-95      -0.18%     $15,449          1.85%     $16,079
31-JAN-96       2.91%     $15,898          3.44%     $16,633
29-FEB-96       1.22%     $16,092          0.96%     $16,793
31-MAR-96      -0.38%     $16,032          0.96%     $16,954
30-APR-96       3.03%     $16,517          1.47%     $17,204
31-MAY-96       3.45%     $17,087          2.58%     $17,647
30-JUN-96       0.57%     $17,184          0.38%     $17,714
31-JUL-96      -4.87%     $16,347         -4.42%     $16,932
30-AUG-96       1.78%     $16,638          2.11%     $17,289
30-SEP-96       7.29%     $17,852          5.63%     $18,262
31-OCT-96       2.53%     $18,304          2.76%     $18,766
                           71.84%         14.99%      77.14%    15.89%




*  Unannualized

+ Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                  FREMONT FUNDS

                               FREMONT GROWTH FUND
                  SECTOR DIVERSIFICATION AS OF OCTOBER 31, 1996

                     FINANCIAL SERVICES              (23.0%)
                     ENERGY                          (15.0%)
                     TECHNOLOGY                      (13.7%)
                     UTILITIES                       (10.5%)
                     HEALTH CARE                      (5.7%)
                     RETAIL                           (4.3%)
                     CAPITAL GOODS                    (3.2)
                     SHORT TERM SECURITIES            (2.3%)
                     OTHER                           (22.3%)



industrial cyclicals, financial service companies, and energy stocks in anticipation of accelerating earnings for the balance of 1996 through first quarter 1997. Concurrently, we reduced our commitments to technology and healthcare stocks, and eliminated our positions in consumer non-durables stocks -- all sectors in which we expect good but less inspiring earnings relative to the more economically sensitive groups we currently favor. This may seem contrary in view of an economy that is slowing after the rapid growth posted in first half 1996. However, corporate earnings generally lag GDP growth and we are looking for strong earnings comparisons for the auto, insurance, and oil companies, as well as banks over the next two quarters. We continuously re-examine those economic forces most directly influencing corporate earnings momentum and may well reverse course as this slowing economy begins to restrain cyclical earnings.

  Within the Fund's overweighted sectors, current stock selection favorites include Chrysler, Mobil, Bank of America, Allstate Insurance and MGIC Investors.

  Chrysler enjoys a clear production cost advantage over General Motors. It has already made peace with the United Auto Workers in a contract that holds wage increases to 3% per year. Most importantly, its light truck division, which includes the Dodge Ram pickups and mini-van market leaders Dodge Caravan and Plymouth Voyager, represents 70% of sales. This is the fastest growing and highest margin segment of the auto industry. The popularity of its mini-vans in particular should spare Chrysler the need to match the buyer incentives currently being offered by Ford and GM. That means better margins and earnings.

  In the energy sector, we favor Mobil, primarily because it has been the most aggressive cost-cutter in the industry and is "leaner and meaner" than the other major domestic oil companies. In the financial services sector, which we divide between banking and non-banking companies, we would highlight Bank of America, which is the most direct beneficiary of the strong recovery of the California economy; Allstate Insurance, the "good hands" people have a nice string of strong earnings comparisons and a very good risk management record; and MGIC Investors (Mortgage Guarantee Insurance Company), which underwrote $110 billion in new policies in 1995, and should continued to thrive as existing home sales and new housing starts remain strong.

  In conclusion, September's substantial shift in sector weighting has already paid off in October. We believe it will continue to reward our shareholders for the next several quarters. As always, we will be monitoring economic trends and the ever-changing business cycle to identify those sectors and individual companies with the best relative investment potential. We are pleased with our fiscal 1996 returns relative to our peers in the large cap growth stock category and will be working hard to duplicate this success in fiscal 1997.

  Sincerely,

  /s/Kent Copa

  W. Kent Copa
  Portfolio Manager
  Fremont Growth Fund

                                  FREMONT FUNDS

FREMONT BOND FUND

Bill Gross, Founder and Managing Director
Pacific Investment Management Company (PIMCO)

[PHOTO OF BILL GROSS]
[FUND PROFILE]

  Fremont Bond Fund invests in high quality corporate, mortgage backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed income market.

    The Fund's investment philosophy embodies three key principles. First, portfolio strategy is driven by longer term trends in interest rates. Three- to five-year economic, demographic, and political forecasts are updated annually to identify the long term interest rate trend, which determines the most appropriate maturity/duration (interest rate sensitivity) range for the portfolio. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. By operating within a moderate duration range relative to the broad fixed income market, the Fund limits downside risk during short-lived, but periodically violent interest rate fluctuations. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

  Portfolio Manager Bill Gross (Founder and Managing Director of PIMCO, Pacific Investment Management Company) has 25 years of professional fixed-income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages $83 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont Bond Fund returned 6.96% compared to 5.29% for the Lehman Brothers Aggregate Index. For full fiscal year, the Fund returned 8.18% versus 5.83% for the Index. We are pleased to have exceeded our benchmark by 2.35% this year.

  Focusing on the second half of the fiscal year, we were fortunate to have each major portfolio strategy work in our favor. We maintained the portfolio's average duration (a measure of interest rate sensitiv-

FREMONT BOND FUND INVESTMENT RETURNS

                                          LEHMAN BROS GOV/CORP           LEHMAN BROS GOV/CORP       LEHMAN BROS AGGREGATE
                FREMONT BOND FUND            INTER. BOND                      BOND INDEX                 BOND INDEX
                -----------------            -----------                      ----------                 ----------
30-APR-93                 $10,000                    $10,000                         $10,000                   $10,000
31-MAY-93      -0.37%      $9,963         -0.22%      $9,978             -0.05%       $9,995          0.13%    $10,013
30-JUN-93       2.20%     $10,182          1.57%     $10,135              2.27%      $10,222          1.81%    $10,194
31-JUL-93       0.16%     $10,198          0.24%     $10,159              0.64%      $10,287          0.57%    $10,252
31-AUG-93       2.12%     $10,415          1.59%     $10,321              2.30%      $10,524          1.75%    $10,432
30-SEP-93       0.63%     $10,481          0.41%     $10,364              0.35%      $10,560          0.27%    $10,460
31-OCT-93       0.32%     $10,515          0.27%     $10,392              0.41%      $10,603          0.37%    $10,499
30-NOV-93      -1.41%     $10,366         -0.56%     $10,333             -1.13%      $10,483         -0.85%    $10,410
31-DEC-93       0.68%     $10,437          0.46%     $10,381              0.44%      $10,529          0.54%    $10,466
31-JAN-94       1.42%     $10,585          1.11%     $10,496              1.50%      $10,688          1.35%    $10,607
28-FEB-94      -1.86%     $10,388         -1.48%     $10,340             -2.18%      $10,455         -1.74%    $10,423
31-MAR-94      -2.32%     $10,147         -1.65%     $10,170             -2.45%      $10,199         -2.47%    $10,166
30-APR-94      -0.97%     $10,049         -0.68%     $10,101             -0.83%      $10,115         -0.80%    $10,085
31-MAY-94      -0.89%      $9,959          0.07%     $10,108             -0.18%      $10,097         -0.01%    $10,083
30-JUN-94       0.66%     $10,025          0.01%     $10,109             -0.23%      $10,073         -0.22%    $10,061
31-JUL-94       1.79%     $10,205          1.44%     $10,254              2.00%      $10,274          1.99%    $10,261
31-AUG-94       0.25%     $10,230          0.31%     $10,286              0.04%      $10,278          0.12%    $10,274
30-SEP-94      -1.21%     $10,106         -0.92%     $10,192             -1.51%      $10,123         -1.47%    $10,123
31-OCT-94      -0.55%     $10,050         -0.01%     $10,191             -0.11%      $10,111         -0.09%    $10,114
30-NOV-94      -0.30%     $10,020         -0.45%     $10,145             -0.18%      $10,093         -0.22%    $10,091
31-DEC-94      -0.02%     $10,018          0.35%     $10,180              0.66%      $10,160          0.69%    $10,161
31-JAN-95       2.23%     $10,242          1.68%     $10,351              1.92%      $10,355          1.98%    $10,362

28-FEB-95       2.74%     $10,522          2.07%     $10,566              2.32%      $10,595          2.38%    $10,609
31-MAR-95       0.94%     $10,621          0.57%     $10,626              0.67%      $10,666          0.61%    $10,674
30-APR-95       1.90%     $10,823          1.24%     $10,758              1.39%      $10,814          1.40%    $10,823
31-MAY-95       3.74%     $11,228          3.02%     $11,082              4.19%      $11,268          3.87%    $11,242
30-JUN-95       0.63%     $11,299          0.67%     $11,157              0.80%      $11,358          0.73%    $11,324
31-JUL-95      -0.32%     $11,263          0.01%     $11,158             -0.39%      $11,313         -0.22%    $11,299
31-AUG-95       1.19%     $11,397          0.91%     $11,259              1.28%      $11,458          1.21%    $11,436
30-SEP-95       1.16%     $11,530          0.72%     $11,340              1.02%      $11,575          0.97%    $11,547
31-OCT-95       1.54%     $11,707          1.11%     $11,466              1.47%      $11,745          1.30%    $11,697
30-NOV-95       2.11%     $11,954          1.31%     $11,617              1.65%      $11,939          1.50%    $11,872
31-DEC-95       1.61%     $12,146          1.05%     $11,738              1.47%      $12,114          1.40%    $12,038
31-JAN-96       1.01%     $12,269          0.86%     $11,839              0.62%      $12,190          0.66%    $12,118
29-FEB-96      -2.73%     $11,935         -1.17%     $11,701             -2.12%      $11,931         -1.74%    $11,907
31-MAR-96      -0.35%     $11,893         -0.51%     $11,641             -0.84%      $11,831         -0.70%    $11,824
30-APR-96      -0.45%     $11,840         -0.35%     $11,601             -0.69%      $11,749         -0.56%    $11,758
31-MAY-96      -0.63%     $11,765         -0.08%     $11,591             -0.17%      $11,729         -0.08%    $11,748
30-JUN-96       1.69%     $11,964          1.06%     $11,714              1.34%      $11,887          1.06%    $11,873
31-JUL-96       0.08%     $11,973          0.30%     $11,749              0.23%      $11,914          0.27%    $11,905
30-AUG-96       0.20%     $11,997          0.08%     $11,759             -0.24%      $11,885         -0.17%    $11,885
30-SEP-96       2.64%     $12,313          1.39%     $11,922              1.78%      $12,097          1.74%    $12,091
31-OCT-96       2.85%     $12,664          1.77%     $12,133              2.33%      $12,379          2.22%    $12,360



*  Unannualized

+ Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                                  FREMONT FUNDS

ity) above that of the index, accentuating the price gains that occurred in the market as interest rates declined across the curve by approximately 30 basis points (0.3%). With respect to sector, our overweighting in mortgage-backed securities helped to boost relative performance as we captured the higher yields associated with this group. In addition, by focusing our corporate exposure in lower rated (BBB and BB) issues, we captured the continued strong performance of this portion of the corporate market. Finally, our modest allocation to foreign bonds (both hedged foreign and dollar denominated Latin American issues) was a strong positive as the non-U.S. markets significantly outperformed all domestic market sectors.

  Looking ahead, our long-term view on interest rates remains bullish for bonds. There are a handful of prominent economic themes that serve as the basis for this market outlook. First, the competitive forces unleashed by the globalization of trade and production lead the way to lower-cost goods and limit pricing power. Next, the integration of world capital markets empowers investors to demand from governments sound, market-friendly fiscal and monetary policies. And finally, we expect the aging populations across the developing world to shift into a savings-oriented phase of their life as retirement approaches. We expect these long-term, disinflationary forces to broadly pull interest rates lower and anticipate a 5 - 7% range for the yield on the 30-year Treasury bond over the next 3 - 5 years. As a result of our favorable outlook for interest rates, we will continue to target the Fund's average duration moderately higher than that of the broad market.

  With respect to sector, we continue to like mortgage-backed securities, particularly lower coupon fixed rate issues and adjustable rate mortgages. In the corporate sector, lower rated issues (BBB and BB) are still attractive because their higher yields offer downside protection in the event that corporate bonds weaken relative to other U.S. market sectors. Finally, some opportunities remain in the foreign sector, particularly in dollar bloc countries (Canada, Australia, New Zealand) and Latin America.

  In closing, we thank you for your ongoing investment in Fremont Bond Fund and we will continue to work diligently to grow the assets you have entrusted with us.

  Sincerely,

  /s/William H. Gross

  Bill Gross
  Portfolio Manager
  Fremont Bond Fund

                  PORTFOLIO CREDIT QUALITY OF FREMONT BOND FUND
                             AS OF OCTOBER 31, 1996

                               AAA           (80%)
                               AA             (3%)
                               BBB           (10%)
                               BB             (7%)

                                  FREMONT FUNDS

FREMONT MONEY MARKET FUND
Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF NORMAN GEE]
[FUND PROFILE]

  Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

  Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

TO OUR SHAREHOLDERS

  For the six-month period ended October 31, 1996, Fremont Money Market Fund returned 2.6% compared to the IBC Money Market First Tier Taxable Average's 2.0%. For the full fiscal year, the Fund returned 5.34% versus the Index's 4.86%. We are pleased to have once again finished in the top ten percent of comparable money market funds in the IBC money market universe.

  The Fund's slightly longer average maturity (65 days compared to 52 days for the index of top-tier taxable money market funds) provided a total return advantage in what has been a flat short-term interest rate environment over the last two quarters. Our price-sensitive trading practice of tirelessly pursuing the highest yields and our opportunistic securities selection also contributed to superior returns. Looking ahead over the next several quarters, we expect short-term interest rates to remain relatively stable. Consequently, we will continue to maintain a slightly longer-than-average maturity. This may well change, however, in second half 1997. Currently, Wall Street is focusing on the benign "core" inflation rate (inflation excluding food and energy prices). But, commodity pricing and wage pressure is build-

FREMONT MONEY MARKET FUND INVESTMENT RETURNS

              FREMONT MONEY MARKET FUND      90 DAY US T-BILLS        DONOGHUE FIRST TIER TAXABLE PRIME AVG.
              -------------------------      -----------------        --------------------------------------
18-NOV-88                   $10,000                      $10,000                           $10,000
30-NOV-88       0.27%       $10,027          0.26%       $10,026              0.25%        $10,025
31-DEC-88       0.68%       $10,096          0.67%       $10,093              0.65%        $10,090
31-JAN-89       0.74%       $10,170          0.69%       $10,163              0.68%        $10,159
28-FEB-89       0.65%       $10,237          0.72%       $10,236              0.68%        $10,228
31-MAR-89       0.77%       $10,315          0.73%       $10,311              0.71%        $10,300
30-APR-89       0.72%       $10,389          0.70%       $10,383              0.74%        $10,377
31-MAY-89       0.83%       $10,475          0.71%       $10,457              0.73%        $10,452
30-JUN-89       0.74%       $10,552          0.66%       $10,526              0.72%        $10,528
31-JUL-89       0.73%       $10,630          0.63%       $10,592              0.69%        $10,600
31-AUG-89       0.71%       $10,705          0.65%       $10,661              0.66%        $10,670
30-SEP-89       0.65%       $10,775          0.66%       $10,731              0.66%        $10,741
31-OCT-89       0.72%       $10,852          0.76%       $10,813              0.66%        $10,812
30-NOV-89       0.66%       $10,924          0.69%       $10,887              0.64%        $10,881
31-DEC-89       0.63%       $10,993          0.62%       $10,955              0.63%        $10,949
31-JAN-90       0.67%       $11,067          0.66%       $11,027              0.62%        $11,017
28-FEB-90       0.59%       $11,132          0.60%       $11,093              0.61%        $11,084
31-MAR-90       0.63%       $11,202          0.67%       $11,168              0.61%        $11,152
30-APR-90       0.66%       $11,276          0.65%       $11,240              0.62%        $11,221
31-MAY-90       0.66%       $11,350          0.68%       $11,317              0.62%        $11,291
30-JUN-90       0.62%       $11,420          0.65%       $11,390              0.61%        $11,360
31-JUL-90       0.68%       $11,498          0.66%       $11,465              0.61%        $11,429
31-AUG-90       0.65%       $11,573          0.65%       $11,540              0.60%        $11,498
30-SEP-90       0.58%       $11,640          0.61%       $11,610              0.60%        $11,567
31-OCT-90       0.68%       $11,719          0.62%       $11,682              0.60%        $11,636
30-NOV-90       0.62%       $11,792          0.59%       $11,751              0.59%        $11,704
31-DEC-90       0.64%       $11,867          0.59%       $11,821              0.59%        $11,773
31-JAN-91       0.62%       $11,941          0.57%       $11,888              0.56%        $11,839
28-FEB-91       0.53%       $12,005          0.49%       $11,946              0.52%        $11,901
31-MAR-91       0.50%       $12,065          0.52%       $12,008              0.49%        $11,959
30-APR-91       0.57%       $12,134          0.48%       $12,066              0.47%        $12,015
31-MAY-91       0.50%       $12,195          0.48%       $12,124              0.44%        $12,068
30-JUN-91       0.44%       $12,249          0.46%       $12,180              0.44%        $12,121
31-JUL-91       0.52%       $12,312          0.48%       $12,238              0.44%        $12,174
31-AUG-91       0.46%       $12,369          0.47%       $12,296              0.43%        $12,227
30-SEP-91       0.47%       $12,427          0.44%       $12,350              0.42%        $12,278
31-OCT-91       0.44%       $12,482          0.44%       $12,404              0.41%        $12,328
30-NOV-91       0.39%       $12,531          0.40%       $12,454              0.39%        $12,375
31-DEC-91       0.42%       $12,584          0.37%       $12,500              0.38%        $12,422
31-JAN-92       0.37%       $12,630          0.35%       $12,543              0.34%        $12,464
29-FEB-92       0.30%       $12,668          0.31%       $12,582              0.31%        $12,502
31-MAR-92       0.31%       $12,708          0.34%       $12,625              0.30%        $12,540
30-APR-92       0.29%       $12,744          0.32%       $12,666              0.29%        $12,576
31-MAY-92       0.27%       $12,779          0.33%       $12,707              0.28%        $12,612
30-JUN-92       0.30%       $12,817          0.30%       $12,745              0.28%        $12,647
31-JUL-92       0.27%       $12,852          0.30%       $12,784              0.26%        $12,680
31-AUG-92       0.26%       $12,885          0.28%       $12,819              0.25%        $12,711
30-SEP-92       0.24%       $12,917          0.25%       $12,852              0.24%        $12,741
31-OCT-92       0.24%       $12,947          0.25%       $12,884              0.22%        $12,769
30-NOV-92       0.24%       $12,978          0.25%       $12,916              0.22%        $12,798
31-DEC-92       0.23%       $13,008          0.27%       $12,951              0.23%        $12,828
31-JAN-93       0.21%       $13,036          0.27%       $12,986              0.23%        $12,857
28-FEB-93       0.20%       $13,062          0.23%       $13,016              0.22%        $12,885
31-MAR-93       0.24%       $13,093          0.25%       $13,048              0.21%        $12,912
30-APR-93       0.22%       $13,122          0.24%       $13,080              0.21%        $12,939
31-MAY-93       0.20%       $13,148          0.25%       $13,113              0.21%        $12,967
30-JUN-93       0.23%       $13,178          0.25%       $13,147              0.21%        $12,994
31-JUL-93       0.22%       $13,208          0.26%       $13,181              0.21%        $13,021
31-AUG-93       0.21%       $13,235          0.26%       $13,215              0.21%        $13,049
30-SEP-93       0.21%       $13,263          0.25%       $13,248              0.21%        $13,076
31-OCT-93       0.22%       $13,291          0.26%       $13,282              0.21%        $13,104
30-NOV-93       0.21%       $13,320          0.25%       $13,315              0.21%        $13,132
31-DEC-93       0.24%       $13,351          0.26%       $13,351              0.22%        $13,161
31-JAN-94       0.21%       $13,379          0.26%       $13,385              0.22%        $13,189
28-FEB-94       0.20%       $13,406          0.24%       $13,418              0.22%        $13,218
31-MAR-94       0.23%       $13,437          0.28%       $13,455              0.23%        $13,248
30-APR-94       0.25%       $13,470          0.30%       $13,496              0.25%        $13,281
31-MAY-94       0.31%       $13,512          0.33%       $13,540              0.27%        $13,317
30-JUN-94       0.32%       $13,556          0.34%       $13,586              0.29%        $13,356
31-JUL-94       0.35%       $13,603          0.36%       $13,636              0.31%        $13,397
31-AUG-94       0.36%       $13,651          0.37%       $13,687              0.32%        $13,439
30-SEP-94       0.36%       $13,701          0.37%       $13,737              0.34%        $13,485
31-OCT-94       0.40%       $13,755          0.41%       $13,794              0.35%        $13,532
30-NOV-94       0.41%       $13,812          0.42%       $13,852              0.37%        $13,582
31-DEC-94       0.50%       $13,880          0.46%       $13,915              0.40%        $13,636
31-JAN-95       0.45%       $13,943          0.46%       $13,979              0.42%        $13,694
28-FEB-95       0.45%       $14,006          0.44%       $14,041              0.44%        $13,754
31-MAR-95       0.54%       $14,081          0.49%       $14,110              0.45%        $13,816
30-APR-95       0.46%       $14,145          0.48%       $14,177              0.45%        $13,877
31-MAY-95       0.50%       $14,216          0.49%       $14,247              0.44%        $13,939
30-JUN-95       0.51%       $14,289          0.47%       $14,314              0.44%        $14,000
31-JUL-95       0.46%       $14,355          0.49%       $14,384              0.43%        $14,060
31-AUG-95       0.48%       $14,423          0.47%       $14,452              0.43%        $14,120
30-SEP-95       0.47%       $14,492          0.45%       $14,517              0.42%        $14,180
31-OCT-95       0.46%       $14,558          0.46%       $14,583              0.42%        $14,239
30-NOV-95       0.45%       $14,624          0.47%       $14,652              0.42%        $14,299
31-DEC-95       0.48%       $14,695          0.55%       $14,732              0.42%        $14,359
31-JAN-96       0.45%       $14,760          0.46%       $14,800              0.41%        $14,418
29-FEB-96       0.41%       $14,821          0.40%       $14,859              0.39%        $14,474
31-MAR-96       0.43%       $14,885          0.37%       $14,913              0.38%        $14,529
30-APR-96       0.42%       $14,947          0.43%       $14,977              0.38%        $14,584
31-MAY-96       0.46%       $15,015          0.44%       $15,043              0.38%        $14,640
30-JUN-96       0.39%       $15,073          0.41%       $15,105              0.38%        $14,695
31-JUL-96       0.43%       $15,139          0.45%       $15,173              0.39%        $14,752
30-AUG-96       0.46%       $15,209          0.45%       $15,242              0.39%        $14,809
30-SEP-96       0.40%       $15,269          0.47%       $15,313              0.39%        $14,867
31-OCT-96       0.44%       $15,336          0.42%       $15,378              0.39%        $14,925
                                        Tbills            51.05% # donoghue                  46.95%      5.19%


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

                                  FREMONT FUNDS

ing. We all have to put gas in the car, buy groceries and pay the heating bill. We know it's getting more expensive. We all deserve a little bit of a pay raise in the midst of this vibrant economy. With unemployment at historically low levels, some of us will get one. Of course, our employers will do their best to pass higher wage costs along to consumers. The bottom line is that at some point in 1997, the Federal Reserve is likely to respond to an increase in the Consumer Price Index by raising short-term rates by 25 - 50 basis points from today's 5.25%. Anticipating this modest uptick in short term rates, we will very probably be shortening the portfolio's average maturity so that we can more quickly average into higher yielding securities.

  We will also continue to seek out undervalued securities. For example, every Monday, Jostens Corporation (a dominant market share company in the school ring and yearbook businesses) issues seven-day investment grade commercial paper. Because the company wants to sell its paper within a short four-hour window at the beginning of each week, it is generally priced to yield 3 - 5 basis points above most other comparable maturity and credit quality issues. As long as Jostens remains financially healthy and we can earn an extra 3 - 5 basis points weekly, we will continue to be one of their best customers.

  In closing, we thank you for your ongoing support. We remain dedicated to delivering superior money market returns.

  Sincerely,

  /s/Norman Gee

  Norman Gee
  Portfolio Manager
  Fremont Money Market Fund

                                  FREMONT FUNDS

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF WILLIAM M. FEENEY]
[FUND PROFILE]

  Fremont California Intermediate Tax-Free Fund invests in California municipal bonds. Essential service bonds (water, sewer, electric, gas, etc.) and general obligation bonds (secured by the full faith and credit of the government issuer) are emphasized in this conservatively managed portfolio. Income from the Fund is free from both federal and state taxes for California residents.

  The direction of interest rates impacts the total return potential of bonds. When interest rates decline, longer maturities and higher durations (a measure of interest rate sensitivity) are advantageous. When interest rates rise, the reverse is true. Through the analysis of macro-economic, political, and market factors, Fund management strives to identify the dominant interest rate trend. The Fund's strategy is simply to position the portfolio's maturity/duration to take advantage of the dominant interest rate trend rather than trading on largely unpredictable temporary interest rate fluctuations.

  The Fund invests almost exclusively in the highest investment grade credits and will not invest in any bond below a BBB rating. Fund management also strives to identify "special situation" opportunities created by incomplete credit analysis, investor misperception, and market conditions.

TO OUR SHAREHOLDERS

  For the six-month period ended October 31, 1996, Fremont California Intermediate Tax-Free Fund returned 3.42% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 3.03%. For the full fiscal year, the Fund returned 4.63% versus the Index's 4.63%. We are pleased to report the Fund has maintained its Morningstar five year 5-star ranking.

  In the first fiscal half, the Fund portfolio's longer than average maturity (around 7 years) worked against us as stronger-than-expected economic growth reawakened long dormant inflationary fears and drove interest rates higher. In the second half,

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND INVESTMENT RETURNS

            FREMONT CA INTER TAX-FREE FUND   LEHMAN MUNI 5 YR STATE G.O. INDEX
            ------------------------------   ---------------------------------
16-NOV-90                  $10,000                          $10,000
30-NOV-90       0.64%      $10,064               0.67%      $10,067                  0.95%
31-DEC-90       0.40%      $10,105               0.35%      $10,102
31-JAN-91       1.67%      $10,273               1.46%      $10,250
28-FEB-91       0.88%      $10,364               0.88%      $10,340
31-MAR-91       0.06%      $10,370              -0.26%      $10,313
30-APR-91       0.93%      $10,467               1.39%      $10,456
31-MAY-91       0.60%      $10,530               0.49%      $10,508
30-JUN-91      -0.33%      $10,496              -0.14%      $10,493
31-JUL-91       1.02%      $10,603               1.00%      $10,598
31-AUG-91       1.26%      $10,737               1.26%      $10,731
30-SEP-91       1.34%      $10,881               1.20%      $10,860
31-OCT-91       0.50%      $10,936               0.78%      $10,945
30-NOV-91       0.16%      $10,953               0.31%      $10,979
31-DEC-91       2.14%      $11,187               2.25%      $11,226
31-JAN-92       0.27%      $11,218               0.18%      $11,246
29-FEB-92       0.04%      $11,222               0.06%      $11,253
31-MAR-92      -0.30%      $11,188              -0.37%      $11,211
30-APR-92       0.73%      $11,270               0.85%      $11,306
31-MAY-92       0.91%      $11,373               0.94%      $11,413
30-JUN-92       1.43%      $11,535               1.40%      $11,572
31-JUL-92       2.91%      $11,871               2.62%      $11,876
31-AUG-92      -1.04%      $11,747              -0.75%      $11,787
30-SEP-92       0.71%      $11,831               0.64%      $11,862
31-OCT-92      -0.75%      $11,741              -0.34%      $11,821
30-NOV-92       1.40%      $11,906               1.19%      $11,962
31-DEC-92       0.82%      $12,004               0.73%      $12,049
31-JAN-93       1.26%      $12,155               1.09%      $12,180
28-FEB-93       2.99%      $12,518               2.58%      $12,495
31-MAR-93      -1.55%      $12,325              -1.10%      $12,357
30-APR-93       0.89%      $12,434               0.60%      $12,432
31-MAY-93       0.21%      $12,460               0.35%      $12,475
30-JUN-93       1.66%      $12,666               1.33%      $12,641
31-JUL-93      -0.30%      $12,629               0.01%      $12,642
31-AUG-93       2.06%      $12,889               1.38%      $12,817
30-SEP-93       1.40%      $13,069               0.76%      $12,915
31-OCT-93       0.06%      $13,076               0.12%      $12,930
30-NOV-93      -0.86%      $12,964              -0.24%      $12,899
31-DEC-93       1.81%      $13,198               1.39%      $13,078
31-JAN-94       1.18%      $13,354               0.95%      $13,202
28-FEB-94      -2.60%      $13,007              -1.97%      $12,943
31-MAR-94      -2.63%      $12,664              -2.24%      $12,653
30-APR-94       0.41%      $12,717               1.00%      $12,779
31-MAY-94       0.62%      $12,795               0.58%      $12,854
30-JUN-94      -0.63%      $12,714              -0.26%      $12,820
31-JUL-94       1.58%      $12,915               1.04%      $12,954
31-AUG-94       0.23%      $12,945               0.48%      $13,016
30-SEP-94      -1.39%      $12,765              -0.74%      $12,920
31-OCT-94      -1.60%      $12,561              -0.56%      $12,847
30-NOV-94      -1.65%      $12,354              -0.76%      $12,750
31-DEC-94       1.60%      $12,552               0.91%      $12,866
31-JAN-95       2.22%      $12,830               1.05%      $13,001
28-FEB-95       2.94%      $13,208               1.49%      $13,195
31-MAR-95       1.12%      $13,356               0.97%      $13,323
30-APR-95       0.20%      $13,382               0.25%      $13,356
31-MAY-95       2.71%      $13,745               2.17%      $13,646
30-JUN-95      -0.68%      $13,652               0.14%      $13,665
31-JUL-95       0.87%      $13,771               1.40%      $13,856
31-AUG-95       1.08%      $13,920               0.88%      $13,979
30-SEP-95       0.42%      $13,978               0.32%      $14,023
31-OCT-95       1.34%      $14,165               0.41%      $14,081
30-NOV-95       1.05%      $14,313               0.88%      $14,204
31-DEC-95       0.75%      $14,421               0.57%      $14,285
31-JAN-96       1.13%      $14,583               1.25%      $14,464
29-FEB-96      -0.44%      $14,519              -0.36%      $14,412
31-MAR-96      -1.33%      $14,326              -0.60%      $14,326
30-APR-96       0.03%      $14,330              -0.19%      $14,299
31-MAY-96      -0.12%      $14,313              -0.13%      $14,280
30-JUN-96       0.57%      $14,394               0.60%      $14,366
31-JUL-96       1.26%      $14,575               0.73%      $14,470
30-AUG-96      -0.13%      $14,557               0.13%      $14,489
30-SEP-96       0.74%      $14,665               0.69%      $14,589
31-OCT-96       1.06%      $14,820               0.98%      $14,732
                                                              43.66%       6.66%

*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

                                  FREMONT FUNDS

                 PORTFOLIO CREDIT QUALITY OF FREMONT CALIFORNIA
                INTERMEDIATE TAX-FREE FUND AS OF OCTOBER 31, 1996

                              A             (21.5%)
                              AA            (26.9%)
                              AAA           (51.6%)



when no evidence of inflation materialized, interest rates came back down, making our longer maturity posture a blessing as is demonstrated in second half results. Going forward, with economic growth and inflation expectations moderating, we see intermediate-term interest rates continuing to trend lower, and consequently, have extended the portfolio's average maturity to 8 years. If our interest rate forecast proves accurate, this longer maturity will enhance the Fund's returns.

  Looking ahead, there is some good news and potentially bad news in the California municipal bond market. The California economy is gaining momentum. Unemployment is down from a peak of around 11% to 7.4%. Existing home sales are up 24% and housing starts are up 23.5% from year-ago levels. We have gone from years of big state government budget deficits to a comfortable surplus. California State general obligation bonds were recently upgraded from A to A+.

There may be further upgrades on the horizon.

  The potentially bad news is that Medicare and welfare reform will increase the financial burden on county and local governments. In addition, the recent passage of Proposition 218 subjects certain revenue raising issues to public referendum. This may restrict the ability of county and local governments to raise additional funds. We are taking a hard look at the impact this may have on county and municipal general obligation bonds. We anticipate reducing the Fund portfolio's position in these issues until the dust clears, at which point some attractive value-oriented opportunities may be available.

  Currently some appetizing values are evolving in the utility bond sector. We believe the rating agencies are over-reacting to the recent deregulation of the water and electric utilities industries. Under new regulation, privately held utilities will be allowed to compete for public utilities customers. But, being allowed to compete and doing so effectively are horses of two very different colors. For example, private electric utilities are to be given access to their public counterparts' grids (electric delivery systems). But, they are going to have to pay for it and in the end, may have little or no pricing advantage. We doubt anyone is likely to move a major power plant from one locale to another for modestly lower electric or water costs. Yet Los Angeles Department of Water and Power Bonds and Pasadena Electric Bonds were recently downgraded from AA to A+, creating higher yields we can take advantage of.

  In conclusion, we strive to add value both by adjusting the Fund's average maturity/duration to take advantage of dominant interest rate trends and by searching for opportunistically-priced securities in the California municipal bond universe. We are confident of continued success on both fronts and remain committed to providing you with superior risk-adjusted returns.

  Sincerely,

  /s/William M. Feeney

  William M. Feeney
  Portfolio Manager
  Fremont California Intermediate Tax-Free Fund

                                  FREMONT FUNDS

                        REPORT OF INDEPENDENT ACCOUNTANTS

    TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.:

  We have audited the accompanying statements of assets and liabilities of each of the nine funds comprising Fremont Mutual Funds, Inc. (the Funds), including each Fund's statement of investments in securities and net assets as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the nine funds comprising Fremont Mutual Funds, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                    Coopers & Lybrand L.L.P.

San Francisco, California
December 6, 1996

                               FREMONT GLOBAL FUND
                                October 31, 1996
-------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                     Country     Value
    Shares Security Description                        Code     (Note 1)
-------------------------------------------------------------------------
STOCKS - 51.6%
BUSINESS EQUIPMENT & SERVICES - 1.3%

     2,800 Sodexho SA                                   FR    $ 1,350,945
   143,000 Kyowa Exeo Corp.                             JP      1,367,881
   100,000 Compass Group PLC                            UK        992,744
    24,500 First Data Corp.                             US      1,953,875
    59,300 WMX Technologies, Inc.                       US      2,038,437
                                                              -----------
                                                                7,703,882
                                                              -----------
CAPITAL GOODS - 2.4%

 1,521,000 PT Dynaplast (Foreign Registered)            ID      1,616,140
     8,400 Kyocera Corp., ADR                           JP      1,103,550
   206,000 Mitsubishi Heavy Industries                  JP      1,581,834
    60,000 Cemex SA (Class B), ADR                      MX        433,248
        20 Zardoya-Otis                                 SP          2,037
    80,000 Autoliv AB                                   SW      3,391,556
    20,300 Caterpillar, Inc.                            US      1,393,088
    23,700 Emerson Electric Co.                         US      2,109,300
    34,500 PACCAR, Inc.                                 US      1,923,375
                                                              -----------
                                                               13,554,128
                                                              -----------
CONSUMER DURABLES - 2.6%

 *  33,600 Daimler-Benz AG                              GM      1,973,149
    31,000 Fukoku Co. Ltd.                              JP        372,707
    33,000 Murata Manufacturing Co. Ltd.                JP      1,059,939
    33,000 Sony Corp., ADR                              JP      1,992,375
   112,000 Suzuki Motor Co. Ltd.                        JP      1,140,149
    53,500 Chrysler Corp.                               US      1,798,937
    25,100 Eaton Corp.                                  US      1,499,725
    70,800 Ford Motor Co.                               US      2,212,500
    48,400 General Motors Corp.                         US      2,607,550
                                                              -----------
                                                               14,657,031
                                                              -----------
CONSUMER NON-DURABLES - 2.3%

    15,760 LVMH                                         FR      3,603,464
       440 LVMH, ADR                                    FR         20,185
 3,456,000 Pacific Andes International Holdings Ltd.    HK        545,287
*  288,000 Pacific Andes International Holdings Ltd.

           (Warrants 08/31/98)                          HK         16,202
 1,000,000 PT Mayora Indah                              ID        407,848
   460,295 San Miguel Corp. (Class B)                   PH      1,663,928
 2,000,000 Universal Robina Corp.                       PH        913,242
    76,000 Cerebos Pacific Ltd.                         SG        588,143
   108,000 Fraser & Neave Ltd.                          SG      1,073,482
*  180,000 Pacific Andes Holdings Ltd.                  SG         90,000
   100,000 Srithai Superware Co. Ltd.
           (Foreign Registered)                         TH        497,785
*  162,955 President Enterprises, GDR                   TW      2,525,806
   170,000 Associated British Foods PLC                 UK      1,167,533
                                                              -----------
                                                               13,112,905
                                                              -----------
CONSUMER SERVICES - 2.3%

    22,000 News Corp. Ltd., ADR                         AU        497,750
   190,820 Village Roadshow Ltd. (Preferred)            AU        551,379
     3,300 H.I.S. Co. Ltd.                              JP        174,919
    35,000 Secom Co.                                    JP      2,082,492
    20,000 Sega Enterprises Ltd.                        JP        807,372
    10,000 Sega Enterprises Ltd., ADR                   JP        101,107
   265,000 Genting Berhad                               MY      1,981,994

CONSUMER SERVICES (CONTINUED)

    70,600 Elsevier NV                                  NL    $ 1,171,164
     7,902 Wolters Kluwer NV                            NL      1,013,810
     9,953 Wolters Kluwer NV, ADR                       NL      1,280,001
   280,000 Helicopter Line Ltd. (The)                   NZ        593,670
   180,000 Rentokil Group PLC                           UK      1,208,382
    28,000 Disney (Walt) Co.                            US      1,844,500
                                                              -----------
                                                               13,308,540
                                                              -----------
ENERGY - 5.0%

*       15 Petrofina SA (Warrants 06/03/97)             BE             71
    33,800 Amoco Corp.                                  US      2,560,350
    14,900 Atlantic Richfield Co.                       US      1,974,250
    48,900 Chevron Corp.                                US      3,215,175
    61,500 Dresser Industries, Inc.                     US      2,021,812
    58,200 Exxon Corp.                                  US      5,157,975
    31,400 Kerr-McGee Corp.                             US      1,970,350
    30,300 Mobil Corp.                                  US      3,537,525
    66,100 Occidental Petroleum Corp.                   US      1,619,450
    37,700 Phillips Petroleum Co.                       US      1,545,700
    33,200 Texaco, Inc.                                 US      3,373,950
    68,200 USX-Marathon Group                           US      1,491,875
                                                              -----------
                                                               28,468,483
                                                              -----------
FINANCIAL SERVICES - 11.8%

    62,859 Lend Lease Corp. Ltd.                        AU      1,064,416
   200,000 Westpac Banking Corp. Ltd.                   AU      1,139,976
     5,000 Union Financiere de France Banque SA         FR        615,060
   770,000 Citic Pacific Ltd.                           HK      3,744,293
 1,398,000 JCG Holdings Ltd.                            HK      1,301,760
 1,452,750 PT Lippo Bank (Foreign Registered)           ID      2,104,938
   150,000 Instituto Mobiliare Italiano SPA             IT      1,186,515
   150,000 Arab Malaysian Finance Berhad
           (Foreign Registered)                         MY        807,281
   200,000 Commerce Asset Holding Berhad                MY      1,305,896
    33,912 Aegon NV, ADR                                NL      1,746,482
   105,416 Oversea-Chinese Banking Corp. Ltd.
           (Foreign Registered)                         SG      1,204,968
   129,899 United Overseas Bank Ltd.
           (Foreign Registered)                         SG      1,263,485
*    6,300 Housing & Commercial Bank, Korea             SK        121,234
       130 Samsung Fire & Marine Insurance              SK         60,575
   170,900 Bangkok Bank Ltd. (Foreign Registered)       TH      1,822,004

   600,000 Krung Thai Bank Public Co. Ltd.

           (Foreign Registered)                         TH      1,622,702
   120,000 Siam Commercial Bank
           (Foreign Registered)                         TH      1,091,208
   294,280 Thai Farmers Bank Co. Ltd.
           (Foreign Registered)                         TH      2,249,230
*   24,285 Thai Farmers Bank Public Co. Ltd.
           (Warrants 09/30/99)                          TH         23,797
    73,789 HSBC Holdings PLC (Hong Kong Shares)         UK      1,503,016
    55,600 Ahmanson (H.F.) & Co.                        US      1,744,450
    42,800 Allstate Corp.                               US      2,402,150
    33,000 American Express Co.                         US      1,551,000
    41,000 Banc One Corp.                               US      1,737,375
    26,200 BankAmerica Corp.                            US      2,397,300
    18,800 Bankers Trust New York Corp.                 US      1,588,600
    27,500 Chase Manhattan Corp.                        US      2,358,125

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                     Country     Value
    Shares Security Description                        Code     (Note 1)
-------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

    11,900 Cigna Corp.                                  US    $ 1,552,950
    31,400 Citicorp                                     US      3,108,600
    33,700 Dean Witter, Discover & Co.                  US      1,984,088
    18,200 Federal Home Loan Mortgage Corp.             US      1,838,200
    59,900 Federal National Mortgage Association        US      2,343,588
    40,700 First Chicago NBD Corp.                      US      2,075,700
    40,000 First Hawaiian, Inc.                         US      1,240,000
    21,200 First Union Corp.                            US      1,542,300
    29,200 Fleet Financial Group, Inc.                  US      1,456,350
    20,700 Nationsbank Corp.                            US      1,950,975
    37,800 Norwest Corp.                                US      1,658,475
    31,200 Republic New York Corp.                      US      2,379,000
    39,300 Travelers, Inc.                              US      2,132,025
    72,500 USLIFE Corp.                                 US      2,265,625
                                                              -----------
                                                               67,285,712
                                                              -----------
HEALTH CARE - 2.2%

    37,490 Gehe AG                                      GM      2,520,336
   800,500 PT Dankos Laboratories
           (Foreign Registered)                         ID        670,148
    22,000 Towa Pharmaceutical Co. Ltd.                 JP        361,036
     8,000 Astra AB "A" Free                            SW        367,115
    29,600 Aetna, Inc.                                  US      1,979,500
    44,900 Baxter International, Inc.                   US      1,868,963
    51,900 Columbia HCA Healthcare Corp.                US      1,855,425
    21,600 Medtronic, Inc.                              US      1,390,500
    27,000 Warner-Lambert Co.                           US      1,717,875
                                                              -----------
                                                               12,730,898
                                                              -----------
MISCELLANEOUS - 0.2%

   100,900 Taiwan Index Fund Ltd.                       TW      1,198,692
                                                              -----------
                                                                1,198,692
                                                              -----------
MULTI-INDUSTRY - 2.6%

     2,400 Viag AG                                      GM        885,813
*      685 Viag AG (New)                                GM        248,988
   560,000 Hutchison Whampoa                            HK      3,910,867
 1,240,000 Renong Berhad                                MY      1,952,988
*  248,000 Renong Berhad

           (Convertible Loan Stock 05/21/01)            MY         90,780
*  155,000 Renong Berhad (Warrants Exp. 11/21/00)       MY         63,178

   963,000 Comfort Group Ltd.                           SG        854,633
   110,000 Cycle & Carriage Ltd.                        SG      1,155,840
    29,800 Allied-Signal, Inc.                          US      1,951,900
    29,600 Minnesota Mining & Manufacturing Co.         US      2,268,100
    19,500 TRW, Inc.                                    US      1,764,750
                                                              -----------
                                                               15,147,837
                                                              -----------
RAW MATERIALS - 1.6%

    37,800 Broken Hill Proprietary Co. Ltd., ADR        AU      1,015,875
   776,000 Asiatic Development Berhad                   MY        694,009

    24,567 Hansol Paper Ltd., GDR                       SK        362,363
    11,875 Hansol Paper Ltd., GDR                       SK        175,156
    27,200 Dow Chemical Co.                             US      2,114,800
    19,000 Du Pont (E.I.) de Nemours & Co.              US      1,762,250
    80,900 Engelhard Corp.                              US      1,476,425
    40,400 Goodrich (B.F.) Co.                          US      1,711,950
                                                              -----------
                                                                9,312,828
                                                              -----------
RETAIL - 2.5%

     9,350 Hermes International                         FR    $ 2,369,700
   600,000 PT Hero Supermarket (Foreign Registered)     ID        373,503
    29,000 Ito-Yokado Co. Ltd.                          JP      1,445,546
    45,000 Seven Eleven Japan                           JP      2,614,305
*  200,000 Cifra SA de CV                               MX        258,469
*   58,500 Federated Department Stores, Inc.            US      1,930,500
    36,100 Home Depot, Inc.                             US      1,976,475
    38,600 McDonalds Corp.                              US      1,712,875
    36,900 Sears Roebuck & Co.                          US      1,785,037
                                                              -----------
                                                               14,466,410
                                                              -----------
SHELTER - 2.4%

 1,044,000 PT Jaya Real Property                        ID      1,154,124
    28,000 Kimberly-Clark de Mexico SA                  MX        538,218
 1,125,000 Ayala Land, Inc.                             PH      1,198,630
 4,800,000 C & P Homes, Inc.                            PH      2,191,781
*3,562,500 Filinvest Land, Inc.                         PH      1,206,478
   200,000 Nawarat Patanakarn Public Co. Ltd.
           (Foreign Registered)                         TH        266,531
    25,300 Armstrong World Industries, Inc.             US      1,688,775
    35,400 International Paper Co.                      US      1,513,350
    21,500 Kimberly-Clark Corp.                         US      2,004,875
    29,800 Mead Corp.                                   US      1,691,150
                                                              -----------
                                                               13,453,912
                                                              -----------
TECHNOLOGY - 4.8%

     6,000 SAP AG, ADR                                  GM        276,000
   110,000 Canon, Inc.                                  JP      2,104,432
    18,900 Hirose Electronics                           JP      1,121,229
    40,000 Hoya Corp.                                   JP      1,312,857
    14,000 TDK Corp.                                    JP        820,711
   600,000 Informatics Holdings Ltd.                    SG        234,292
*   31,145 Samsung Electronics Ltd., GDS
           (1/2 Non-Voting)                             SK        657,938
     4,241 Samsung Electronics Ltd., GDS
           (1/2 Voting)                                 SK        192,966
*    9,386 Samsung Electronics Ltd., New GDS
           (1/2 Non-Voting)                             SK        150,176
*    1,278 Samsung Electronics Ltd., New GDS
           (1/2 Voting)                                 SK         43,292
       220 Sungmi Telecom Electronics                   SK         44,732
    47,250 Advanced Information Services

           (Foreign Registered)                         TH        640,791
    39,300 Amp, Inc.                                    US      1,331,287
    33,000 Avnet, Inc.                                  US      1,662,375
    26,700 Boeing Co.                                   US      2,546,512
*   29,700 Compaq Computer Corp.                        US      2,067,862
    35,500 Hewlett-Packard Co.                          US      1,566,437
    36,500 International Business Machines Corp.        US      4,708,500
    53,800 Motorola, Inc.                               US      2,474,800
    30,000 Rockwell International Corp.                 US      1,650,000
    15,500 United Technologies Corp.                    US      1,995,625
                                                              -----------
                                                               27,602,814
                                                              -----------
TRANSPORTATION - 1.4%

    22,000 Grupo Casa Autrey SP, ADR                    MX        415,250
   125,000 Keppel Corp.                                 SG        931,842

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                     Country     Value

    Shares Security Description                        Code     (Note 1)

-------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

     8,500 Keppel Corp.

           (Convertible Loan Stock 07/15/97)            SG    $     10,018
*    8,500 Keppel Corp. (Warrants 06/30/97)             SG          26,553
     9,770 Korean Air                                   SK         182,097
   100,000 British Airways PLC                          UK         901,607
   245,000 Railtrack Group PLC                          UK       1,104,469
    24,900 Burlington Northern Santa Fe                 US       2,051,138
    25,600 Conrail, Inc.                                US       2,435,200
                                                              ------------
                                                                 8,058,174
                                                              ------------
UTILITIES - 6.2%

*   42,048 Hong Kong & China Gas Co.

           (Warrants 09/30/97)                          HK          15,498
 1,020,000 Telecom Italia Mobile SPA                    IT       2,106,966
       255 Nippon Telegraph & Telephone                 JP       1,779,070
    22,100 Telecom of New Zealand, ADR                  NZ       1,839,825
   305,975 Manila Electric Co. (Class B)                PH       2,247,073
    14,900 Philippine Long Distance Telephone Co.       PH         892,979
    70,000 Korea Electric Power Corp., ADR              SK       1,260,000
*   61,000 Korea Mobile Telecommunications, ADR         SK         762,500
   130,000 Cable & Wireless PLC                         UK       1,034,570
   113,200 Northern Electric PLC (Preferred)            UK         189,294
    30,000 Vodafone Group PLC, ADR                      UK       1,158,750
*   64,400 AirTouch Communications, Inc.                US       1,682,450
    35,400 Ameritech Corp.                              US       1,938,150
    29,600 Bell Atlantic Corp.                          US       1,783,400
    62,800 Bellsouth Corp.                              US       2,559,100
    30,000 Boston Edison Co.                            US         720,000
    37,500 Coastal Corp.                                US       1,612,500
    73,600 Entergy Corp.                                US       2,060,800
    44,300 GTE Corp.                                    US       1,866,138
   111,900 Pacific Gas & Electric Co.                   US       2,629,650
    38,600 Texas Utilities Co.                          US       1,563,300
    73,200 Unicom Corp.                                 US       1,903,200
    38,400 Williams Cos., Inc.                          US       2,006,400
                                                              ------------
                                                                35,611,613
                                                              ------------
TOTAL STOCKS (Cost $274,384,412)                              $295,673,859
                                                              ------------

                                                                  Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
--------------------------------------------------------------------------
BONDS - 21.9%
CORPORATE BONDS - 4.0%

 2,000,000 Asia Pulp & Paper International Finance
            10.250%, 10/01/00                                    2,040,000
 2,000,000 BankAmerica Corp., 8.125%, 08/15/04
            (Callable 08/15/99) @ 100)                           2,121,060
 3,000,000 Cemex SA de CV, 10.750%, 07/15/00                     3,060,000
 1,600,000 Chrysler Corp., 10.400%
            08/01/99 (Callable 08/01/97 @ 100)                   1,651,536
 3,000,000 Ford Motor Credit Corp.
            6.800%, 04/23/01                                     3,026,460
 2,500,000 General Electric Capital Corp.
            8.850%, 03/01/07 (Puttable 03/01/97 @ 100)           2,862,425
 3,000,000 General Motors Acceptance Corp.
            7.500%, 07/24/00                                     3,100,140

CORPORATE BONDS (CONTINUED)

 2,000,000 Pohang Iron & Steel Co. Ltd.

            7.375%, 05/15/05                                  $  2,040,500
 3,000,000 Sears, Roebuck and Co., 6.240%, 08/03/99              2,998,920
    83,037 Zions Auto Trust, 5.650%, 06/15/99                       83,098
                                                              ------------
                                                                22,984,139
                                                              ------------
MORTGAGE BACKED SECURITIES - 0.3%

 1,561,586 FNMA CMO, 1992-137BA REMIC,
            3.500%, 01/25/17                                     1,477,651
                                                              ------------
                                                                 1,477,651
                                                              ------------
U.S. GOVERNMENT BONDS - 1.3%

           U.S. Treasury Notes
 4,000,000 6.375%, 09/30/01                                      4,045,000
 3,000,000 7.125%, 02/29/00                                      3,103,110
                                                              ------------
                                                                 7,148,110
                                                              ------------
FOREIGN BONDS - 16.3%

AUS $ 4,000,000 European Bank for Reconstruction
                 and Development, 9.000%, 10/15/02               3,441,698
                Government of Australia
AUS $ 4,000,000  7.500%, 07/15/05                                3,203,333
AUS $ 4,000,000  8.750%, 01/15/01                                3,376,197
                European Investment Bank
CAN $ 4,000,000  7.750%, 04/22/03                                3,227,312
CAN $ 4,000,000  8.500%, 08/30/05                                3,348,639
                Government of Canada
CAN $ 4,000,000  7.500%, 03/01/01                                3,225,565
                Japan Highway Public Corp.
CAN $ 2,000,000  7.875%, 09/27/02                                1,622,989
                Oesterreichische Kontrollbank
CAN $ 2,000,000  (Republic of Austria), 9.000%, 06/19/02         1,699,518
                Republic of Finland
CAN $ 2,000,000  9.500%, 09/15/04                                1,762,982
                Toyko Electric Power
CAN $ 2,000,000  10.500%, 06/14/01                               1,765,782
                Kingdom of Denmark
DKK  20,000,000  7.000%, 12/15/04                                3,522,155
                Government of France
FF   20,000,000  8.500%, 11/25/02                                4,554,179
FF   15,000,000  8.500%, 04/25/03                                3,419,442
                Federal Republic of Germany
DM    6,000,000  6.000%, 01/05/06                                3,953,337
DM    3,000,000  6.750%, 04/22/03                                2,105,783
DM    4,500,000  6.875%, 05/12/05                                3,144,736
DM    4,000,000  8.375%, 05/21/01                                3,003,856
                Treuhandanstalt
DM    3,000,000  7.750%, 10/01/02                                2,209,590
                World Bank
DM    3,000,000  6.125%, 09/27/02                                2,059,318
                Government of Ireland
IEP   2,000,000  6.250%, 04/01/99                                3,260,229
IEP   2,000,000  6.500%, 10/18/01                                3,279,781
IEP   2,000,000  8.000%, 08/18/06                                3,493,219

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                                  Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
--------------------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

                 Government of Italy
ITL 4,500,000,000 8.500%, 01/01/04                            $  3,050,445
ITL 4,500,000,000 10.500%, 07/15/98                              3,117,456
                 Government of Netherlands
NLG     6,000,000 6.500%, 04/15/03                               3,734,227
                 Government of Sweden
SEK    20,000,000 6.000%, 02/09/05                               2,800,708
SEK    25,000,000 10.250%, 05/05/03                              4,446,707
                 UK Treasury
(pound) 2,500,000 7.500%, 12/07/06                               4,033,024
(pound) 2,000,000 8.500%, 12/07/05                               3,445,108
                 United Mexican States
US $    6,000,000 6.250%, 12/31/19
                  (Callable at any time @ 100)                   4,192,500
                                                             -------------
                                                                93,499,815
                                                             -------------
TOTAL BONDS (Cost $118,813,559)                                125,109,715
                                                             -------------

                                                                 Value
Face Amount/Issuer/Discount Rate/Stated Maturity                (Note 1)

--------------------------------------------------------------------------
SHORT TERM SECURITIES - 26.1%

        9,025,091 Benchmark Diversified Assets Fund              9,025,091
    **  5,000,000 Allianz of America Finance Corp.
                   5.300%, 11/05/96                              4,997,056
        5,000,000 Associates Corp. of North America,
                   CP, 5.250%, 12/03/96                          4,976,667
        5,000,000 Berliner Handels-und Frankfurt Bank,
                   CP, 5.240%, 11/18/96                          4,987,628
        5,000,000 C.I.T. Group Holdings, Inc.,
                   CP, 5.240%, 11/21/96                          4,985,444
    **  5,000,000 Cargill Financial Services Corp.,
                   CP, 5.240%, 11/08/96                          4,994,906
        5,000,000 Clorox Co., CP, 5.230%, 11/19/96               4,986,925
        5,000,000 Ford Motor Credit Corp., CP,
                   5.250%, 11/06/96                              4,996,354
    **  5,000,000 Gillette Co., CP, 5.230%, 11/07/96             4,995,642
        5,000,000 Goldman Sachs & Co., CP,
                   5.240%, 11/26/96                              4,981,806
    **  5,000,000 Great Lakes Chemical Corp.,
                   CP, 5.240%, 11/14/96                          4,990,539
        5,000,000 Heinz (H.J.) & Co., CP, 5.350%, 11/05/96       4,997,028
        5,000,000 Jostens, Inc., CP, 5.330%, 11/04/96            4,997,779
    **  5,000,000 Koch Industries, Inc., CP,
                   5.230%, 12/09/96                              4,972,397
        5,000,000 Merrill Lynch & Co., Inc., CP,
                   5.260%, 11/12/96                              4,991,964
        5,000,000 MetLife Funding, Inc.,
                   CP, 5.230%, 11/13/96                          4,991,283
        5,000,000 Mitsubishi International Corp., CP,
                   5.250%, 11/15/96                              4,989,792
        5,000,000 Mitsui & Co. (U.S.A.), Inc., CP,
                   5.280%, 12/06/96                              4,974,333

SHORT TERM SECURITIES (CONTINUED)

        5,000,000 Penney (J.C.) Funding Corp., CP,
                   5.230%, 11/20/96                           $  4,986,199
    **  5,000,000 Rexam PLC, CP, 5.250%, 12/04/96                4,975,938
        5,000,000 Sandoz Corp., CP, 5.230%, 11/14/96             4,990,557
    **  5,000,000 Sony Capital Corp., CP, 5.250%,
                   11/01/96                                      5,000,000
    **  5,000,000 St. Paul Cos., Inc., CP, 5.240%,
                   12/02/96                                      4,977,439
        5,200,000 Toshiba Capital (Asia) Ltd., CP
                   5.300%, 12/11/96                              5,169,378
        5,000,000 Toys "R" Us, Inc., CP, 5.220%,
                   11/25/96                                      4,982,600
        5,000,000 Transamerica Finance Corp., CP,
                   5.240%, 11/22/96                              4,984,716
        5,000,000 Unilever Capital Corp., CP, 5.300%,
                   11/04/96                                      4,997,791
        5,000,000 Union Bank of Switzerland Finance, Inc.,
                   CP, 5.625%, 11/01/96                          5,000,000
        5,000,000 USAA Capital Corp., CP, 5.250%,
                   11/27/96                                      4,981,113
                                                              ------------
TOTAL SHORT TERM SECURITIES (Cost $148,878,365)                148,878,365
                                                              ------------
TOTAL INVESTMENTS (Cost $542,076,336), 99.6%                   569,661,939
OTHER ASSETS AND LIABILITIES, NET, 0.4%                          2,488,297
                                                              ------------
NET ASSETS, 100.0%                                            $572,150,236
                                                              ============

PORTFOLIO ABBREVIATIONS:
    ADR - American Depository Receipt
     CP - Commercial Paper
    CMO - Collateralized Mortgage Obligation
   FNMA - Federal National Mortgage Association
    GDR - Global Depository Receipt
    GDS - Global Depository Share
  REMIC - Real Estate Mortgage Investment Conduit

CURRENCY ABBREVIATIONS:
   AUS$ - Australian Dollar
   CAN$ - Canadian Dollar
    DKK - Danish Kroner
     FF - French Franc
     DM - German Deutschemark
    IEP - Irish Punt
    ITL - Italian Lira
    NLG - Netherlands Guilder
    SEK - Swedish Krona
(pound) - British Pound
    US$ - US Dollar

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

      The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996
-----------------------------------------------------------------------------
COUNTRY DIVERSIFICATION

  Country                         % of
   Code    Country Name        Net Assets
-----------------------------------------
    AU   Australia                2.5%
    CN   Canada                   2.9%
    DK   Denmark                  0.7%
    FR   France                   2.9%
    GM   Germany                  4.0%
    HK   Hong Kong                1.7%
    ID   Indonesia                1.1%
    IR   Ireland                  1.8%
    IT   Italy                    1.7%
    JP   Japan                    4.1%
    MX   Mexico                   0.3%
    MY   Malaysia                 1.2%
    NL   Netherlands              1.6%
    NZ   New Zealand              0.4%
    PH   Philippines              1.8%
    SG   Singapore                1.3%
    SK   South Korea              0.7%
    SW   Sweden                   2.0%
    TH   Thailand                 1.4%
    TW   Taiwan                   0.6%
    UK   United Kingdom           2.9%
    US   United States           62.4%
                                -----
         TOTAL                  100.0%
                                -----

The accompanying notes are an integral part of these financial statements.

                         FREMONT INTERNATIONAL GROWTH FUND
                                  October 31, 1996
-----------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                 Country      Value
Shares  Security Description                       Code      (Note 1)
-----------------------------------------------------------------------
STOCKS - 95.5%
BUSINESS EQUIPMENT & SERVICES - 4.6%

     825  Sodexho SA                                FR     $    398,046
  81,000  Kyowa Exeo Corp.                          JP          774,814
  45,000  Compass Group PLC                         UK          446,735
                                                           ------------
                                                              1,619,595
                                                           ------------
CAPITAL GOODS - 6.6%

   7,000  Kyocera Corp.                             JP          461,343
   6,000  Mabuchi Motors Co.                        JP          305,397
  16,000  Raito Kogyo Co.                           JP          247,126
   1,000  Shinkawa                                  JP           17,990
  30,600  Autoliv AB                                SW        1,297,270
                                                           ------------
                                                              2,329,126
                                                           ------------
CONSUMER DURABLES - 6.6%

   1,200  Volkswagen AG                             GM          474,147
  28,000  Alpine Electronics, Inc.                  JP          442,299
  15,000  Matsushita-Kotobuki Electronics           JP          346,204
  10,000  Murata Manufacturing Co. Ltd.             JP          321,194
  17,600  Rinnai Corp.                              JP          375,323
   6,000  Sony Corp.                                JP          359,631
                                                           ------------
                                                              2,318,798
                                                           ------------
CONSUMER NON-DURABLES - 7.0%

   2,500  LVMH                                      FR          571,615
 240,000  PT Budi Acid Jaya (Foreign Registered)    ID          309,106
  40,000  PT Hanjaya Mandala Sampoerna
           (Foreign Registered)                     ID          371,786
 165,000  San Miguel Corp. (Class B)                PH          596,461
 *40,549  President Enterprises, GDR                TW          628,513
                                                           ------------
                                                              2,477,481
                                                           ------------
CONSUMER SERVICES - 6.7%

 200,000  PT Steady Safe (Foreign Registered)       ID          193,191
   8,000  Secom Co.                                 JP          475,998
   7,661  Wolters Kluwer NV                         NL          982,890
 105,000  Rentokil Group PLC                        UK          704,889
                                                           ------------
                                                              2,356,968
                                                           ------------
FINANCIAL SERVICES - 11.4%

 160,000  Reinsurance Australia Corp. Ltd.          AU          478,790
 375,000  PT Lippo Bank (Foreign Registered)        ID          543,350
 200,000  Public Bank Berhad (Foreign Registered)   MY          375,148
  14,558  Aegon NV, ADR                             NL          749,732
   7,850  Kookmin Bank                              SK          125,410
  67,600  Bangkok Bank Ltd.(Foreign Registered)     TH          720,699
 120,000  Finance One Public Co. Ltd.
           (Foreign Registered)                     TH          338,651
  25,000  Siam Commercial Bank
           (Foreign Registered)                     TH          227,335
  62,000  Thai Farmers Bank Public Co. Ltd.
           (Foreign Registered)                     TH          473,876
*  3,750  Thai Farmers Bank Public Co. Ltd.
           (Warrants 09/30/99)                      TH            3,675
                                                           ------------
                                                              4,036,666
                                                           ------------
HEALTH CARE - 10.6%

  13,120  Gehe AG                                   GM     $    882,017
 600,000  PT Dankos Laboratories
           (Foreign Registered)                     ID          502,297
  40,000  Banyu Pharmaceutical Co.                  JP          508,995
  35,000  Santen Pharmaceutical Co.                 JP          740,237
      73  Roche Holding AG                          SZ          550,379
  18,000  Glaxo Wellcome PLC, ADR                   UK          567,000
                                                           ------------
                                                              3,750,925
                                                           ------------
MULTI-INDUSTRY - 4.3%

  98,000  Hutchison Whampoa                         HK          684,402
 250,000  Renong Berhad                             MY          393,748
* 72,000  Renong Berhad
           (Convertible Loan Stock 05/21/01)        MY           26,355
* 45,000  Renong Berhad (Warrants 11/21/00)         MY           18,342
*494,000  International UNP Holdings                CN          114,339
 300,000  Comfort Group Ltd.                        SG          266,241
                                                           ------------
                                                              1,503,427
                                                           ------------
RAW MATERIALS - 3.3%

 250,000  M.I.M. Holdings Ltd.                      AU          324,577
 160,000  QNI Ltd.                                  AU          321,727
* 20,400  Concordia Paper Holdings Ltd., ADR        HK          102,000
* 15,355  Hansol Paper Ltd., GDR                    SK          226,486
  28,000  Siam City Cement Public Co. Ltd.
           (Foreign Registered)                     TH          175,597
                                                           ------------
                                                              1,150,387
                                                           ------------
RETAIL - 6.0%

   2,750  Hermes International                      FR          696,971
   2,200  Ito Yokado Co. Ltd., ADR                  JP          440,000
  17,164  Ceteco Holdings, ADS                      NL          970,796
                                                           ------------
                                                              2,107,767
                                                           ------------
SHELTER - 2.4%

 160,000  Malaysian Resources Corp. Berhad          MY          614,167
 189,700  Nawarat Patanakarn Public Co. Ltd.
           (Foreign Registered)                     TH          252,804
                                                           ------------
                                                                866,971
                                                           ------------
TECHNOLOGY - 13.2%

  10,000  TT Tieto OY (Class B)                     FI          668,398
   1,450  Rexel SA                                  FR          428,931
   5,500  SAP AG (Preferred)                        GM          738,771
   1,000  Advantest Corp.                           JP           37,736
   8,100  Canon, Inc., ADR                          JP          780,638
  25,000  Hoya Corp.                                JP          820,535
  16,000  NTT Data Communications Systems Co.       JP          473,190
 300,000  Datacraft Asia Ltd.                       SG          351,000
 600,000  Informatics Holdings Ltd.                 SG          234,292
*  4,348  Samsung Electronics Ltd., GDS
           (1/2 Non-Voting)                         SK           91,851
     130  Samsung Electronics Ltd., GDS
           (1/2 Voting)                             SK            5,915

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996

-----------------------------------------------------------------------
                                                 Country      Value
Shares  Security Description                       Code      (Note 1)
-----------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

*   1,310  Samsung Electronics Ltd., New GDS
            (1/2 Non-Voting)                        SK    $      20,960
*      39  Samsung Electronics Ltd., New GDS
            (1/2 Voting)                            SK            1,321
                                                           ------------
                                                              4,653,538
                                                           ------------
TRANSPORTATION - 4.8%

  240,000  Cathay Pacific Airways                   HK          375,567
   60,000  Singapore Airlines Ltd.
           (Foreign Registered)                     SG          528,221
   46,000  British Airways PLC                      UK          414,739
   85,000  Railtrack Group PLC                      UK          383,183
                                                           ------------
                                                              1,701,710
                                                           ------------
UTILITIES - 8.0%

   13,000  VEBA AG                                  GM          692,048
  260,000  Telecom Italia Mobile SPA                IT          537,070
  220,000  Telecom Italia SPA                       IT          250,777
       51  Nippon Telegraph & Telephone             JP          355,814
   75,075  Manila Electric Co. (Class B)            PH          551,350
   55,000  Cable & Wireless PLC                     UK          437,703
                                                           ------------
                                                              2,824,762
                                                           ------------
TOTAL STOCKS (Cost $31,207,266)                              33,698,121
                                                           ------------

                                                 Country       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity     Code       (Note 1)
-----------------------------------------------------------------------
CONVERTIBLE BONDS - 0.9%

  250,000  United Micro Electronics,
           1.250%, 06/08/04                         TW          307,625
                                                           ------------
TOTAL CONVERTIBLE BONDS (Cost $368,564)                         307,625
                                                           ------------

                                                 Country       Value
Face Amount/Issuer                                 Code       (Note 1)
-----------------------------------------------------------------------
SHORT TERM SECURITIES - 2.8%

 991,842  Benchmark Diversified Assets Fund         US          991,842
                                                           ------------
TOTAL SHORT TERM SECURITIES (Cost $991,842)                     991,842
                                                           ------------
TOTAL INVESTMENTS (Cost $32,567,672), 99.2%                  34,997,588

OTHER ASSETS AND LIABILITIES, NET, 0.8%                         275,158
                                                           ------------
NET ASSETS, 100.0%                                         $ 35,272,746
                                                           ============
PORTFOLIO ABBREVIATIONS:
 ADR - American Depository Receipt
 ADS - American Depository Shares
 GDR - Global Depository Receipt
 GDS - Global Depository Shares

COUNTRY DIVERSIFICATION

   Country                        % of
    Code       Country Name    Net Assets
-----------------------------------------
     AU     Australia             3.2%
     CN     Canada                0.3%
     FI     Finland               1.9%
     FR     France                6.0%
     GM     Germany               7.9%
     HK     Hong Kong             3.3%
     ID     Indonesia             5.5%
     IT     Italy                 2.2%
     JP     Japan                23.5%
     MY     Malaysia              4.0%
     NL     Netherlands           7.7%
     PH     Philippines           3.2%
     SG     Singapore             3.9%
     SK     South Korea           1.3%
     SW     Sweden                3.7%
     SZ     Switzerland           1.6%
     TH     Thailand              6.2%
     TW     Taiwan                2.7%
     UK     United Kingdom        8.4%
     US     United States         3.5%
                                -----
            TOTAL               100.0%
                                =====

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                    Country       Value
   Shares  Security Description                       Code       (Note 1)
--------------------------------------------------------------------------
STOCKS - 98.3%
BUSINESS EQUIPMENT & SERVICES - 2.1%

    5,000  Aida Engineering                            JP     $     35,542
    6,000  Kyudenko Co. Ltd.                           JP           68,978
    5,000  Toenec Corp.                                JP           37,692
    8,933  Cowie Group PLC                             UK           52,191
                                                              ------------
                                                                   194,403
                                                              ------------
CAPITAL GOODS - 11.5%

7,980,000  Companhia de Acos Especiais
            Itabira-Acesita                            BR           16,313
6,400,000  Companhia Siderurgica de Tubarao
            (Preferred B)                              BR           95,006
*     356  Skoda Koncern Plzen AS                      CZ           11,311
    5,300  Rautaruukki OY                              FI           46,425
    1,450  Bertrand Faure                              FR           49,547
       20  Campagnie Fives-Lille                       FR            1,808
      600  Legris Industries                           FR           23,302
      750  Vallourec SA                                FR           41,795
*     350  DLW AG                                      GM           22,376
      200  Felten & Guilleaume Energietechnik AG       GM           22,409
    7,000  Bunka Shutter Co.                           JP           48,776
   22,000  Energy Support                              JP          140,939
    1,000  Inaba Denkisangyo Co.                       JP           21,150
*  13,000  Mitsubishi Steel Manufacturing              JP           66,283
    3,000  Seirei Industry                             JP           13,111
    2,000  Yokogawa Bridge Corp.                       JP           23,519
    6,700  Steel & Tube Holdings Ltd.                  NZ           37,029
   36,000  Van Der Horst Ltd.                          SG          132,907
    8,000  Dongkuk Steel Mill Co.                      SK          159,758
    7,000  Poongsan Corp.                              SK           85,567
                                                              ------------
                                                                 1,059,331
                                                              ------------
CONSUMER DURABLES - 0.9%

*   9,679  CIA Interamericana de Automotive            AR           43,078
    4,100  Toyota South Africa Ltd.                    SA           27,499
   87,987  Arcelik AS                                  TU            8,674
                                                              ------------
                                                                    79,251
                                                              ------------
CONSUMER NON-DURABLES - 9.3%

1,300,000  Bombril SA (Preferred)                      BR           25,309
8,700,000  Ceval Alimentos SA (Preferred)              BR           83,841
9,800,000  Perdigao SA Comercio e Industria
            (Preferred)                                BR           18,507
  100,000  Sao Paulo Alpargatas SA (Preferred)         BR            6,230
      107  Cokoladovny AS                              CZ           13,290
    1,100  Delta Dairy SA (Preferred)                  GR            9,186
    1,100  Hellenic Sugar Industry SA                  GR           10,756
    7,000  Lai Sun Garment International Ltd.          HK           10,501
*   8,000  PT Chareon Pokphand Indonesia
            (Foreign Registered)                       ID            8,930
   17,000  PT Japfa Comfeed Indonesia
            (Foreign Registered)                       ID           11,312
    4,000  Daito Gyorui Co.                            JP           14,041
    6,000  Kirin Beverage Corp.                        JP           80,035
    6,000  Marudai Food Co. Ltd.                       JP           36,911

CONSUMER NON-DURABLES (CONTINUED)

   11,000  Prima Meat Packers                          JP     $     36,200
    1,000  Sanyo Coca-Cola Bottling                    JP           13,690
   53,000  Grupo Industrial Maseca SA de CV
            (Series B)                                 MX           65,036
   17,000  Guinness Anchor Berhad                      MY           43,728
    8,000  Nanyang Press Berhad                        MY           31,342
   35,000  Yeo Hiap Seng Berhad                        MY           94,183
    3,400  Lion Nathan Ltd.                            NZ            8,771
      400  Unicer-Uniao Cervejeira SA
            (Registered Shares)                        PT            7,192
   11,000  GP Batteries International Ltd.
            (U.S. Dollar Shares)                       SG           31,900
    2,000  Dongwon Industries Co.                      SK           41,876
 *  3,100  LG International Corp.                      SK           30,991
    3,000  Sam Yang Co. Ltd.                           SK          103,843
      900  American Standard Sanitaryware Ltd.
            (Foreign Registered)                       TH           14,463
    2,600  Karat Sanitaryware Co. Ltd.
            (Foreign Registered)                       TH            5,554
   15,999  Tat Konserve Sanayii AS                     TU            2,241
                                                              ------------
                                                                   859,859
                                                              ------------
CONSUMER SERVICES - 0.7%

      850  Gaumont                                     FR           67,732
                                                              ------------
                                                                    67,732
                                                              ------------
ENERGY - 4.2%

    5,311  CIA Naviera Perez Co. (Class B)             AR           33,465
3,600,000  Distribuidora de Produtos de Petroleo
            Ipiranga SA (Preferred)                    BR           42,052
5,300,000  Petrobras Distribuidora SA (Preferred)      BR           89,769
   37,500  Uniao de Industrias Petroquimicas SA
            (Preferred B)                              BR           15,331
      100  Elf Gabon                                   FR           23,821
    2,000  Itochu Fuel Corp.                           JP           15,270
    2,000  Kamei Corp.                                 JP           22,115
*   1,325  Energy Africa Ltd.                          SA            3,978
   46,300  Bangchak Petroleum Public Co. Ltd.
            (Foreign Registered)                       TH           48,091
   56,000  Petrol Ofisi AS                             TU           16,271
  230,100  Turcas Petroculuk AS                        TU           16,475
  112,200  Premier Oil PLC                             UK           60,258
                                                              ------------
                                                                   386,896
                                                              ------------
FINANCIAL SERVICES (BANKS) - 13.0%

    7,400  Advance Bank of Australia Ltd.              AU           39,719
    5,600  Bank of Melbourne Ltd.                      AU           38,569
   17,200  National Bank of Canada                     CN          166,947
   14,600  Investicni A Postovni Banka                 CZ          162,932
*     550  Credit Lyonnais                             FR           15,024
    2,400  Parisienne de Reescompt                     FR          190,259
    1,466  Credit Bank of Athens
            (Registered Shares)                        GR           93,513
    1,700  National Bank of Greece
            (Registered Shares)                        GR          107,726

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
---------------------------------------------------------------------------
                                                     Country       Value
    Shares  Security Description                       Code       (Note 1)
---------------------------------------------------------------------------
FINANCIAL SERVICES (BANKS) (CONTINUED)

    12,000  MBF Capital Berhad                          MY     $     16,525
       300  KAS Associatie NV                           NL           13,236
*   24,696  Union Bank of the Philippines               PH           28,192
     2,100  Banco Totta & Acores
             (Registered Shares)                        PT           38,019
    13,800  BPI-SGPS SA (Registered Shares)             PT          163,802
*   45,000  Bangkok Bank of Commerce Public
             Co. Ltd. (Foreign Registered)              TH           28,221
    13,800  First Bangkok City Bank Public
             Co. Ltd. (Foreign Registered)              TH           15,956
 1,405,000  Demirbank TAS                               TU           48,111
 1,295,800  Yapi Ve Kredi Bankasi SA                    TU           33,615
                                                               ------------
                                                                  1,200,366
                                                               ------------
FINANCIAL SERVICES (OTHER) - 7.8%

     1,200  London Insurance Group                      CN           30,373
     2,150  Credit National                             FR          113,347
       350  Societe Financiere Interbail SA             FR           15,171
   212,400  Century City International Holdings Ltd.    HK           50,269
    60,000  Liu Chong Hing Investment Ltd.              HK           65,569
    42,000  Peregrine Investment Holdings Ltd.          HK           67,625
    27,500  Tai Cheung Holdings                         HK           22,406
     7,100  Irish Permanent PLC                         IR           54,023
    15,000  Life Co. Ltd.                               JP           50,417
    13,000  Nippon Shinpan Co.                          JP           78,605
    14,000  Datuk Keramat Holdings Berhad               MY           23,269
        23  Assurantieconcern Stad Rotterdam            NL              864
     2,800  Phatra Thanakit Co. Ltd.
             (Foreign Registered)                       TH           10,371
    12,600  Union Asia Finance Co. Ltd.
             (Foreign Registered)                       TH           27,409
    31,700  E D & F Man Group PLC                       UK           88,735
     9,100  Lloyd Thompson Group PLC                    UK           25,103
                                                               ------------
                                                                    723,556
                                                               ------------
HEALTH CARE - 0.8%

       100  Andreae-Noris Zahn AG                       GM           37,898
        90  Galenica Holdings AG
             (Registered Shares)                        SZ           34,424
                                                               ------------
                                                                     72,322
                                                               ------------
MULTI-INDUSTRY - 8.9%

     1,400  Marine-Wendel                               FR          126,074
     9,700  Crean (James) PLC (Units)                   IR           31,608
     2,000  Suntelephone Co. Ltd.                       JP           13,357
   115,000  Berjaya Group Berhad                        MY           81,460
*   57,500  Berjaya Group Berhad (Rights)               MY              796
    21,000  Oriental Holdings Berhad                    MY          142,936
       700  Hollandsche Beton Groep NV                  NL          129,669
     1,600  Internatio-Muller NV                        NL           38,495
    10,000  Daewoo Corp.                                SK           84,720
*6,157,200  Dogan Sirketler Grubu Holdings AS           TU          116,602
     8,900  Goode Durrant PLC                           UK           51,057
                                                               ------------
                                                                    816,774
                                                               ------------
RAW MATERIALS - 13.1%

    29,120  Aluar Aluminio Argentina SA (Class B)       AR     $     68,443
     1,400  Voest-Alpine Stahl AG                       AS           46,370
       200  Tessenderlo Chemie                          BE           73,594
 1,400,000  Companhia Petroquimica de Sul               BR           74,272
 9,300,000  Fertilizantes Fosfatdos SA (Preferred)      BR           49,519
   292,000  Shanghai Petrochemical Co. Ltd.
             (Hong Kong Shares)                         CH           78,360
   614,000  Yizheng Chemical Fibre Co. Ltd.
             (Hong Kong Shares)                         CH          142,139
*   18,400  Stelco, Inc.                                CN          107,843
*      116  Sepap AS                                    CZ            4,658
*      221  Synthesia AS                                CZ            3,114
       400  Nord Est                                    FR           10,060
     2,500  Sommer-Allibert                             FR           69,316
       400  Hellas Can Packaging SA                     GR            7,260
    31,000  Chuetsu Pulp & Paper Co. Ltd.               JP          145,818
    13,000  Cydsa SA (Series A)                         MX           24,793
*   36,000  Empaques Ponderosa SA de CV
             (Series B)                                 MX           17,164
       900  DSM NV                                      NL           86,032
     6,100  Portucel Industrial-Empresa Produtora
             de Celulosa SA                             PT           37,474
     8,900  Hartebeesfontein Gold Mining Co. Ltd.       SA           22,740
     2,000  Sunkyong Industries Ltd.                    SK           33,404
     2,800  Empresa Nacional de Celulosas SA            SP           35,945
*   15,800  Ercros SA                                   SP            7,421
     4,500  National Petrochemical Co.
             (Foreign Registered)                       TH            4,674
    43,209  Cimentas                                    TU            4,932
   134,000  Petkim Petrokimya Holdings AS               TU           54,229
                                                               ------------
                                                                  1,209,574
                                                               ------------
RETAIL - 7.8%

*      200  Kaufring AG                                 GM           11,336
     7,000  Chiyoda Co.                                 JP          130,233
    10,000  Kotobukiya Co. Ltd.                         JP           53,532
     2,000  Oak & Co.                                   JP           12,550
     5,000  Parco                                       JP           46,951
*   42,000  Controladora Comercial Mexicana
             SA de CV (Units)                           MX           37,099
     2,300  Macintosh NV                                NL           54,119
    12,700  East Asiatic Public Co. Ltd.
             (Local Shares)                             TH           12,818
     9,100  Saha Pathana Inter-Holding Ltd.
             (Foreign Registered)                       TH           21,579
    42,100  Kwik Save Group PLC                         UK          218,222
    19,700  Lex Service PLC                             UK          116,541
                                                               ------------
                                                                    714,980
                                                               ------------
SHELTER - 8.0%

       700  Bau Holdings AG                             AS           33,116
     5,000  Brasilit SA                                 BR            8,031
*       56  Inzenyrske a Prumslove Stavby AS            CZ            6,424
*    1,200  Societe Generale d'Enterprises SA           FR           23,899
*    4,250  AGIV AG                                     GM           61,064
    89,000  Kumagai Gumi                                HK           82,298
*   17,800  Kumagai Gumi (Warrants 06/30/98)            HK            3,338
    20,000  Daikyo, Inc.                                JP          124,265

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------------
                                                 Country       Value
Shares      Security Description                  Code        (Note1)
--------------------------------------------------------------------------------
SHELTER (CONTINUED)

      100   Daito Trust Construction                JP     $   1,264
    4,000   Kawasho Gecoss Corp.                    JP        46,687
   10,000   Nichiei Construction                    JP        85,652
    8,000   SXL Corp.                               JP        69,644
    4,800   Vitro SA                                MX         9,214
    1,100   Koninklijke BAM Groep NV                NL        64,061
      880   Sungwon Construction Co.                SK        13,420
   29,900   Persimmon PLC                           UK       101,458
                                                           ---------
                                                             733,835
                                                           ---------

TECHNOLOGY - 0.5%

*     322   SPT Telecom AS                          CZ        34,371
    1,100   Alphatec Electronics Public Co. Ltd.
             (Foreign Registered)                   TH         8,709
                                                           ---------
                                                              43,080
                                                           ---------
TRANSPORTATION - 3.3%

    1,000   Compagnie Maritime Belge SA             BE        74,874
    5,000   Nippon Konpo Unyu Soko                  JP        38,350
    3,800   Koninklijke Nedlloyd Groep NV           NL        95,226
   25,000   Hai Sun Hup Group Ltd.                  SG        17,661
   37,000   Neptune Orient Lines Ltd.               SG        30,997
*   2,000   Hanjin Shipping Co.                     SK        45,265
                                                           ---------
                                                             302,373
                                                           ---------
UTILITIES - 6.4%

    3,100   Telecom de Argentina SA (Class B)       AR        11,472
2,500,000   Companhia Energetica de Minas Gerais
             (Preferred)                            BR        79,310
*     741   Ceske Energeticke Zavody AS             CZ        26,374
    1,200   Electricas Reunidas de Zaragoza SA      SP        34,755
    6,700   Hyder PLC                               UK        77,200
   20,300   Northern Ireland Electricity PLC        UK       107,536
    5,300   Scottish Hydro-Electric PLC             UK        23,720

   19,400   Southern Electric PLC                   UK       203,169
    5,400   Wessex Water PLC                        UK        31,066
                                                           ---------
                                                             594,602
                                                           ---------
TOTAL STOCKS (Cost $8,946,630)                             9,058,934
                                                           ---------


                                                  Country     Value
Face Amount/Issuer                                 Code     (Note 1)
------------------                                -------   --------
SHORT TERM SECURITIES - 1.2%

  110,337   Benchmark Diversified Assets Fund       US       110,337
                                                         -----------

TOTAL SHORT TERM SECURITIES (Cost $110,337)                  110,337
                                                         -----------

TOTAL INVESTMENTS (Cost $9,056,967), 99.5%                 9,169,271

OTHER ASSETS AND LIABILITIES, NET, 0.5%                       44,904
                                                         -----------

NET ASSETS, 100.0%                                       $ 9,214,175
                                                         ===========



COUNTRY DIVERSIFICATION

   Country                                       % of
    Code             Country Name             Net Assets
--------------------------------------------------------------------------------
       AR         Argentina                       1.7%
       AS         Austria                         0.9%
       AU         Australia                       0.9%
       BE         Belgium                         1.7%
       BR         Brazil                          6.6%
       CH         China                           2.4%
       CN         Canada                          3.3%
       CZ         Czech Republic                  2.8%
       FI         Finland                         0.5%
       FR         France                          8.4%
       GM         Germany                         1.7%
       GR         Greece                          2.5%
       HK         Hong Kong                       3.4%
       ID         Indonesia                       0.2%
       IR         Ireland                         0.9%
       JP         Japan                          17.1%
       MX         Mexico                          1.7%
       MY         Malaysia                        4.8%
       NL         Netherlands                     5.2%
       NO         Norway                          0.1%
       NZ         New Zealand                     0.5%
       PH         Philippines                     0.3%
       PT         Portugal                        2.7%
       SA         South Africa                    0.6%
       SG         Singapore                       2.3%
       SK         South Korea                     6.5%
       SP         Spain                           0.8%
       SZ         Switzerland                     0.2%
       TH         Thailand                        2.2%
       TU         Turkey                          3.3%
       UK         United Kingdom                 12.7%
       US         United States                   1.1%
                                                -----
                  TOTAL                         100.0%
                                                =====



*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                          FREMONT EMERGING MARKETS FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
--------------------------------------------------------------------------------
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------


STOCKS - 69.9%
CAPITAL GOODS - 2.3%

   40,000  IJM Corp. Berhad                    MY   $    87,060
                                                    -----------
                                                         87,060
                                                    -----------
CONSUMER DURABLES - 4.7%

  635,000  Arcelik AS                          TU        62,597
   74,000  China Motor Co. Ltd.                TW       114,197
                                                    -----------
                                                        176,794
                                                    -----------
CONSUMER NON-DURABLES - 14.8%

  300,000  Chaifa Holdings Ltd.                HK        90,206
* 292,000  Glorious Sun Enterprises            HK       135,005
   90,000  Goldlion Holdings Ltd.              HK        73,329
  150,000  PT Davomas Abadi
            (Foreign Registered)               ID       138,454
* 125,000  PT Daya Guna Samudera
            (Foreign Registered)               ID       122,086
                                                    -----------
                                                        559,080
                                                    -----------
CONSUMER SERVICES - 3.1%

   30,000  Tanjong PLC                         MY       116,343
                                                    -----------
                                                        116,343
                                                    -----------
FINANCIAL SERVICES - 9.4%

   80,000  PT Lippo Life Insurance
            (Foreign Registered)               ID        61,821
*   8,700  Industrial Credit & Investment
            Corp. of India Ltd., GDR           IN        71,775
   50,000  Public Finance Berhad
            (Foreign Registered)               MY        77,167
   45,000  Siam General Factoring Co. Ltd.
            (Foreign Registered)               TH        64,820
3,000,000  Yapi Ve Kredi Bankasi SA            TU        77,825
                                                    -----------
                                                        353,408
                                                    -----------
MULTI-INDUSTRY - 4.5%

* 240,000  Fairyoung Holdings Ltd.             HK        96,220
    6,200  Sasol Ltd.                          SA        75,578
                                                    -----------
                                                        171,798
                                                    -----------
RAW MATERIALS - 2.4%

   25,000  PT Semen Gresik
            (Foreign Registered)               ID        71,910
*   1,600  Aromatics (Thailand)
            Public Co. Ltd.
            (Local Shares)                     TH         1,442
*  17,800  Aromatics (Thailand)
            Public Co. Ltd.
            (Foreign Registered)               TH        16,047
                                                    -----------
                                                         89,399
                                                    -----------
SHELTER - 15.7%

   20,000  New World Development Co. Ltd.      HK       116,395
  130,000  DNP Holdings Berhad                 MY       102,889
   20,000  Malaysian Resources Corp. Berhad    MY        76,771
* 400,000  Primetown Property Group, Inc.      PH        83,714
* 500,000  Robinson's Land Corp. (Series B)    PH        91,324
   30,000  Central Pattana Public Co. Ltd.
            (Foreign Registered)               TH       119,939
                                                    -----------
                                                        591,032
                                                    -----------


                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY - 7.1%

   20,000  KCE Electronics Public Co. Ltd.
            (Foreign Registered)               TH    $   77,607
*  79,000  Macronix International Co. Ltd.     TW       104,989
*  44,000  Yageo Corp.                         TW        87,073
                                                    -----------
                                                        269,669
                                                    -----------
TRANSPORTATION - 1.5%

* 150,000  Guangshen Railway Co. Ltd.
            (Hong Kong Shares)                 CH        55,773
                                                    -----------
                                                         55,773
                                                    -----------
UTILITIES - 4.4%

   29,000  Hong Kong Electric Holdings Ltd.    HK        92,825
    2,500  Mosenergo, ADR                      RU        71,346
                                                    -----------
                                                        164,171
                                                    -----------

TOTAL STOCKS (Cost $2,678,367)                        2,634,527
                                                    -----------


                                                       Value
Face Amount/Issuer/Discount Rate/Stated Maturity     (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 30.7%

  255,525  Benchmark Diversified Assets Fund   US       255,525
  310,000  Federal Farm Credit Bank, DN, 5.200%,
            11/05/96                           US       309,821
  595,000  Federal National Mortgage Association,
            DN, 5.170%, 11/07/96               US       594,487
                                                    -----------

TOTAL SHORT TERM SECURITIES (Cost $1,159,833)         1,159,833
                                                    -----------

TOTAL INVESTMENTS (Cost $3,838,200), 100.6%           3,794,360

OTHER ASSETS AND LIABILITIES, NET, (0.6)%              (22,611)
                                                    -----------

NET ASSETS, 100.0%                                  $ 3,771,749
                                                    ===========



PORTFOLIO ABBREVIATIONS:

    ADR  - American Depository Receipt
     DN  - Discount Note
    GDR  - Global Depository Receipt

COUNTRY DIVERSIFICATION

     Country                                      % of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
       CH         China                           1.5%
       HK         Hong Kong                      16.0%
       ID         Indonesia                      10.5%
       IN         India                           1.9%
       MY         Malaysia                       12.2%
       PH         Philippines                     4.6%
       RU         Russia                          1.9%
       SA         South Africa                    2.0%
       TH         Thailand                        7.4%
       TU         Turkey                          3.7%
       TW         Taiwan                          8.9%
       US         United States                  29.4%
                                                -----
                  TOTAL                         100.0%
                                                =====


*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
--------------------------------------------------------------------------------
                                                       Value
   Shares   Security Description                     (Note 1)
--------------------------------------------------------------------------------

STOCKS - 86.6%
BUSINESS EQUIPMENT & SERVICES - 13.2%

*  10,200   Daisytek International Corp.          $   390,150
* 117,800   IntelliQuest Information Group, Inc.    2,591,600
*  30,000   Mail Boxes Etc.                           611,250
* 108,750   Metzler Group, Inc.                     2,535,234
* 135,200   NuCO2, Inc.                             1,791,400
*  33,000   Printrak International, Inc.              321,750
*  30,150   Rental Service Corp.                      693,450
* 253,900   Richey Electronics, Inc.                2,221,625
*  88,850   Ultrak, Inc.                            2,343,419
                                                  -----------
                                                   13,499,878
                                                  -----------

CAPITAL GOODS - 5.4%

*  84,600   Adept Technology, Inc.                    549,900
*  88,000   AFC Cable Systems, Inc.                 1,562,000
*  40,000   Channell Commercial Corp.                 467,500
* 156,100   Gradall Industries, Inc.                1,697,588
*  18,000   Miller Industries, Inc.                   420,750
  100,000   PPT Vision, Inc.                          837,500
                                                  -----------
                                                    5,535,238
                                                  -----------

CONSUMER DURABLES - 2.5%
* 111,300   Diamond Home Services, Inc.             2,559,900
                                                  -----------
                                                    2,559,900
                                                  -----------

CONSUMER NON-DURABLES - 6.5%
*  34,200   Boyds Wheels, Inc.                        474,525
*  82,200   Conso Products Co.                      1,171,350
* 206,100   Genesco, Inc.                           1,854,900
*  61,850   Sonic Corp.                             1,407,088
* 119,000   Sport-Haley, Inc.                       1,710,625
                                                  -----------
                                                    6,618,488
                                                  -----------

CONSUMER SERVICES - 9.2%
* 144,000   Damark International, Inc. (Class A)    1,278,000
*  53,200   DM Management Co.                         219,450
*  50,000   Gray Communications System, Inc.
             (Class B)                              1,006,250
*  17,000   Insight Enterprises, Inc.                 578,000
* 137,300   LodgeNet Entertainment Corp.            2,162,475
*  86,150   Saga Communications, Inc. (Class A)     1,841,456
* 128,800   ShoLodge, Inc.                          1,706,600
*  30,600   Suburban Lodges of America, Inc.          638,775
                                                  -----------
                                                    9,431,006
                                                  -----------

ENERGY - 7.5%

* 126,400   Basin Exploration, Inc.                   853,200
*  73,000   Cairn Energy USA, Inc.                    775,625
*  30,100   Core Laboratories NV                      459,025
                                                  -----------
  246,300   Lomak Petroleum, Inc.                   4,033,163
                                                  -----------



                                                       Value
   Shares   Security Description                     (Note 1)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)

*  83,900   Mallon Resources Corp.                $   671,200
*  12,100   Numar Corp.                               193,600
*  20,500   Trico Marine Services, Inc.               722,625
                                                  -----------
                                                    7,708,438
                                                  -----------

FINANCIAL SERVICES - 7.5%

   81,600   GA Financial, Inc.                      1,111,800
    6,500   ISB Financial Corp.                       106,844
* 171,100   PennFed Financial Services, Inc.        3,336,450
   40,000   Premier Financial Bancorp, Inc.           520,000

  107,700   R&G Financial Corp. (Class B)           2,140,538
   30,000   SierraWest Bancorp                        431,250
                                                  -----------
                                                    7,646,882
                                                  -----------

HEALTH CARE - 5.8%

* 133,700   AccuMed International, Inc.               467,950
* 104,750   Advance Paradigm, Inc.                    851,094
*  59,600   American Healthcorp, Inc.                 528,950
*  66,050   Cytyc Corp.                               850,394
* 113,700   FemRx, Inc.                               568,500
  111,100   Gensia, Inc.                              555,500
*  90,500   MIME Corp.                                 497,750
* 103,200   Oasis Healthier Holdings Corp.           954,600
*  85,500   Unison Healthcare Corp.                   705,375
                                                  -----------
                                                    5,980,113
                                                  -----------

RETAIL - 5.7%

* 119,350   Baby Superstore, Inc.                   3,237,369
*  93,900   Chico's Fas, Inc.                         586,875
* 208,100   Garden Ridge Corp.                      2,002,963
                                                  -----------
                                                    5,827,207
                                                  -----------

SHELTER - 2.0%

* 199,916   D.R. Horton, Inc.                       1,824,234
   27,700   Engle Homes, Inc.                         193,900
                                                  -----------
                                                    2,018,134
                                                  -----------

TECHNOLOGY (COMPONENTS) - 2.9%

* 130,600   Aware, Inc.                             1,599,850
*  46,200   Elantec Semiconductor, Inc.               248,325
*  73,200   Speedfam International, Inc.            1,152,899
                                                  -----------
                                                    3,001,074
                                                  -----------


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------------
                                     Value
   Shares   Security Description                             (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) - 12.6%

*  55,000   Ade Corp.                                      $    488,125
*  20,900   Applied Signal Technology, Inc.                      99,275
*  51,400   CEM Corp.                                           504,363
*  19,500   Cymer, Inc.                                         458,250
* 190,800   Micrel, Inc.                                      3,911,400
* 165,600   PCD, Inc.                                         1,821,600
*  78,000   PRI Automation, Inc.                              2,769,000
*  47,000   Sawtek, Inc.                                      1,421,750
*  99,300   Specialty Teleconstructors, Inc.                    732,338
   99,000   World Access, Inc.                                  742,500
                                                           ------------
                                                             12,948,601
                                                           ------------

TECHNOLOGY (SOFTWARE) - 4.7%

*   9,005   Avant! Corp.                                        272,386
*  90,800   BTG, Inc.                                         1,566,300
*  93,900   ISG International Software Group Ltd.             1,525,875
*  42,300   OrCAD, Inc.                                         433,575
*  92,500   Timeline, Inc.                                      346,875
* 140,000   V-One Corp.                                         717,497
                                                           ------------
                                                              4,862,508
                                                           ------------

TRANSPORTATION - 1.1%

* 120,000   Smithway Motor Express Corp. (Class A)            1,080,000
                                                           ------------
                                                              1,080,000
                                                           ------------

TOTAL STOCKS  (Cost $88,281,744)                             88,717,467
                                                           ------------


                                                                        Value
Face Amount/Issuer/Discount Rate/Stated Maturity                       (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 12.6%

  530,225   Benchmark Diversified Assets Fund                         530,225
3,000,000   A.I. Credit Corp., CP, 5.230%,11/08/96                  2,996,949
1,400,000   Heinz (H.J.) & Co., CP, 5.250%,11/20/96                 1,396,121
3,000,000   Jostens, Inc., CP, 5.330%,11/04/96                      2,998,668
5,000,000   Merrill Lynch & Co., CP, 5.630%,11/01/96                5,000,000
                                                                 ------------

TOTAL SHORT TERM SECURITIES (Cost $12,921,963)                     12,921,963
                                                                 ------------

TOTAL INVESTMENTS (Cost $101,203,707), 99.2%                      101,639,430

OTHER ASSETS AND LIABILITIES, NET, 0.8%                               841,521
                                                                 ------------

NET ASSETS, 100.0%                                               $102,480,951
                                                                 ============


PORTFOLIO ABBREVIATIONS:

     CP  - Commercial Paper

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GROWTH FUND
                                October 31, 1996
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 97.7%
BUSINESS EQUIPMENT & SERVICES - 3.8%

    2,500  Danka Business Systems PLC, ADR     UK  $     99,063
*   1,500  Career Horizons, Inc.               US        60,938
*   6,500  Ceridian Corp.                      US       322,563
*   2,500  Computer Sciences Corp.             US       185,625
*   3,500  COREStaff, Inc.                     US        89,250
*   4,000  Dendrite International, Inc.        US       106,500
    8,600  First Data Corp.                    US       685,850
*   5,000  Fiserv, Inc.                        US       191,875
*   2,000  Interim Services, Inc.              US        80,000
*   4,000  Medic Computer Systems, Inc.        US       113,000
    3,500  Paychex, Inc.                       US       199,500
    3,500  Stewart Enterprises, Inc. (Class A) US       119,875
   20,800  WMX Technologies, Inc.              US       715,000
                                                   ------------
                                                      2,969,039
                                                   ------------

CAPITAL GOODS - 3.2%

   10,900  Caterpillar, Inc.                   US       748,013
    4,000  Crane Co.                           US       186,000
    7,300  Emerson Electric Co.                US       649,700
   13,800  PACCAR, Inc.                        US       769,350
    4,000  Sundstrand Corp.                    US       161,000
                                                   ------------
                                                      2,514,063
                                                   ------------

CONSUMER DURABLES - 4.5%

   22,600  Chrysler Corp.                      US       759,925
   25,700  Ford Motor Co.                      US       803,125
   20,300  General Motors Corp.                US     1,093,663
   14,600  Goodyear Tire & Rubber Co.          US       669,775
    5,500  Harley-Davidson, Inc.               US       248,188
                                                   ------------
                                                      3,574,676
                                                   ------------

CONSUMER SERVICES - 2.2%

*   9,000  CUC International, Inc.             US       220,500
    7,000  Gannett Co., Inc.                   US       531,125
    5,000  Loewen Group, Inc.                  US       198,125
*   5,500  Promus Hotel Corp.                  US       174,625
    7,300  Tribune Co.                         US       596,775
                                                   ------------
                                                      1,721,150
                                                   ------------

ENERGY - 15.0%

*   3,500  Petroleum Geo-Services AS, ADR      NO       119,875
   13,700  Amoco Corp.                         US     1,037,775
    5,700  Atlantic Richfield Co.              US       755,250
    3,000  Camco International, Inc.           US       116,250
   19,100  Chevron Corp.                       US     1,255,825
   22,500  Exxon Corp.                         US     1,994,063
   12,700  Kerr-McGee Corp.                    US       796,925
   11,700  Mobil Corp.                         US     1,365,975
    1,000  Noble Affiliates, Inc.              US        43,500
   28,100  Occidental Petroleum Corp.          US       688,450
   15,400  Phillips Petroleum Co.              US       631,400
    7,200  Schlumberger Ltd.                   US       713,700
   13,900  Texaco, Inc.                        US     1,412,588



                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
ENERGY (CONTINUED)

    3,500  Transocean Offshore, Inc.           US  $    221,375
*   1,500  Triton Energy Ltd.                  US        66,938
   27,900  USX-Marathon Group                  US       610,312
                                                     ----------
                                                     11,830,201
                                                     ----------

FINANCIAL SERVICES (BANKS) - 11.9%
   13,400  Banc One Corp.                      US       567,825
    9,000  BankAmerica Corp.                   US       823,500
    6,600  Bankers Trust New York Corp.        US       557,700
    9,900  Chase Manhattan Corp.               US       848,925
   14,700  Citicorp                            US     1,455,300
   14,300  First Chicago NBD Corp.             US       729,300
   25,500  First Hawaiian, Inc.                US       790,500
    6,800  First Union Corp.                   US       494,700
    7,500  Mellon Bank Corp.                   US       488,437
    7,000  Nationsbank Corp.                   US       659,750
   12,500  Norwest Corp.                       US       548,437
   10,300  Republic New York Corp.             US       785,375
   12,900  Suntrust Banks, Inc.                US       601,462
                                                     ----------
                                                      9,351,211
                                                     ----------

FINANCIAL SERVICES (OTHER) - 11.1%
    1,000  Ace Ltd.                            US        54,750
   20,000  Ahmanson (H.F.) & Co.               US       627,500
   16,400  Allstate Corp.                      US       920,450
   12,000  American Express Co.                US       564,000
    4,200  Cigna Corp.                         US       548,100
    1,500  CMAC Investment Corp.               US       103,687
   12,400  Dean Witter, Discover & Co.         US       730,050
    7,100  Federal Home Loan Mortgage Corp.    US       717,100
   23,100  Federal National Mortgage
            Association                        US       903,787
    3,100  General Re Corp.                    US       456,475
    3,000  Green Tree Financial Corp.          US       118,875
    7,000  Mercury General Corp.               US       341,250
    5,000  MGIC Investment Corp.               US       343,125
    1,500  NAC Re Corp.                        US        52,687
   10,000  Price (T. Rowe) Associates          US       341,250
    6,000  TCF Financial Corp.                 US       232,500
   15,200  Travelers, Inc.                     US       824,600
   26,700  USLIFE Corp.                        US       834,375
                                                     ----------
                                                      8,714,561
                                                     ----------

HEALTH CARE - 5.7%

*   7,000  Elan Corp. PLC, ADR                 IR       194,250
   13,700  Aetna, Inc.                         US       916,187
*   4,000  Amgen, Inc.                         US       245,250
*   5,500  Cephalon, Inc.                      US       123,062
*   4,000  Cerner Corp.                        US        48,500
   21,900  Columbia HCA Healthcare Corp.       US       782,925
    5,000  HBO & Co.                           US       300,625
*   2,000  HCIA, Inc.                          US        55,500
*   8,500  Healthsouth Rehabilitation Corp.    US       318,750
    8,800  Medtronic, Inc.                     US       566,500
*   6,500  Oxford Health Plans, Inc.           US       295,750
    9,600  Warner-Lambert Co.                  US       610,800
                                                     ----------
                                                      4,458,099
                                                     ----------


*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GROWTH FUND
                                October 31, 1996
                                                       Country     Value
   Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------
MULTI-INDUSTRY - 2.1%

   11,800  Allied-Signal, Inc.                           US   $   772,900
   11,400  Minnesota Mining & Manufacturing Co.          US       873,525
                                                               ----------
                                                                1,646,425
                                                               ----------

RAW MATERIALS - 3.9%

   12,000  Dow Chemical Co.                              US       933,000
    7,100  Du Pont (E.I.) de Nemours & Co.               US       658,525
   31,200  Engelhard Corp.                               US       569,400
   19,200  Goodrich (B.F.) Co.                           US       813,600
    2,500  IMC Global, Inc.                              US        93,750
                                                               ----------
                                                                3,068,275
                                                               ----------

RETAIL - 4.3%

*  26,000  Federated Department Stores, Inc.             US       858,000
   12,500  Home Depot, Inc.                              US       684,375
*   6,500  Kohls Corp.                                   US       234,000
    9,900  Penney (J.C.), Inc.                           US       519,750
*   4,000  PETsMART, Inc.                                US       108,000
   10,900  Sears Roebuck & Co.                           US       527,287
   18,200  Wal Mart Stores, Inc.                         US       484,575
                                                               ----------
                                                                3,415,987
                                                               ----------

SHELTER - 3.6%

   11,600  Armstrong World Industries, Inc.              US       774,300
   14,500  International Paper Co.                       US       619,875
    7,900  Kimberly-Clark Corp.                          US       736,675
   12,600  Mead Corp.                                    US       715,050
                                                               ----------
                                                                2,845,900
                                                               ----------
TECHNOLOGY - 13.7%

*   5,500  Business Objects SA, ADR                      FR        81,813
*   3,500  Baan Co. NV                                   NL       129,500
*   3,500  ADC Telecommunications, Inc.                  US       239,312
   18,100  Amp, Inc.                                     US       613,137
*   8,000  Analog Devices, Inc.                          US       208,000
*   3,000  Aspen Technologies, Inc.                      US       201,750
   10,900  Boeing Co.                                    US     1,039,588
*   5,500  Cisco Systems, Inc.                           US       340,313
*  12,700  Compaq Computer Corp.                         US       884,238
*   2,500  Electronics for Imaging, Inc.                 US       180,000
   15,800  Hewlett-Packard Co.                           US       697,175
   14,900  International Business Machines Corp.         US     1,922,100
*   1,500  Legato Systems, Inc.                          US        53,250
*   2,000  Microsoft Corp.                               US       274,500
   22,400  Motorola, Inc.                                US     1,030,400
*   8,000  Parametric Technology Corp.                   US       391,000
*   3,500  Peoplesoft, Inc.                              US       314,125
*   4,000  PictureTel Corp.                              US       108,000
*   1,500  Premisys Communications, Inc.                 US        75,000
   11,900  Rockwell International Corp.                  US       654,500
*   2,000  U.S. Robotics Corp.                           US       125,750
    7,900  United Technologies Corp.                     US     1,017,125
*   5,500  Xilinx, Inc.                                  US       180,125
                                                               ----------
                                                               10,760,701
                                                               ----------


                                                       Country     Value
   Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------
TRANSPORTATION - 2.2%

    8,800  Burlington Northern Santa Fe                  US   $   724,900
   10,000  Conrail, Inc.                                 US       951,250
                                                               ----------
                                                                1,676,150
                                                               ----------

UTILITIES - 10.5%

*  26,800  AirTouch Communications, Inc.                 US       700,150
   12,100  Ameritech Corp.                               US       662,475
   12,200  Bell Atlantic Corp.                           US       735,050
   25,700  Bellsouth Corp.                               US     1,047,275
   10,000  Boston Edison Co.                             US       240,000
   15,500  Coastal Corp.                                 US       666,500
   27,500  Entergy Corp.                                 US       770,000
   26,200  GPU, Inc.                                     US       861,325
*   3,000  LCI International, Inc.                       US        95,625
   43,000  Pacific Gas & Electric Co.                    US     1,010,500
*   6,000  Paging Network, Inc.                          US       102,750
   12,800  SBC Communications, Inc.                      US       622,400
   28,700  Unicom Corp.                                  US       746,200
                                                               ----------
                                                                8,260,250
                                                               ----------

TOTAL STOCKS (Cost $72,318,053)                                76,806,688
                                                               ----------


                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 1.9%

1,527,432  Benchmark Diversified Assets Fund   US     1,527,432
                                                   ------------

TOTAL SHORT TERM SECURITIES (Cost $1,527,432)         1,527,432
                                                   ------------

TOTAL INVESTMENTS (Cost $73,845,485), 99.6%          78,334,120

OTHER ASSETS AND LIABILITIES, NET, 0.4%                 289,992
                                                   ------------

NET ASSETS, 100.0%                                 $ 78,624,112
                                                   ============

PORTFOLIO ABBREVIATIONS:
  ADR - American Depository Receipt

COUNTRY DIVERSIFICATION

    Country                                     % of
     Code      Country Name                  Net Assets
--------------------------------------------------------------------------------
       FR         France                          0.1%
       IR         Ireland                         0.2%
       NL         Netherlands                     0.2%
       NO         Norway                          0.2%
       UK         United Kingdom                  0.1%
       US         United States                  99.2%
                                                -----
                  TOTAL                         100.0%
                                                =====



*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
BONDS - 101.6%
COLLATERALIZED MORTGAGE OBLIGATIONS - 48.8%
          528,948   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC........    7.985%        05/01/17      $   543,817
        1,511,289   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC.............................    7.000%        11/15/20        1,470,636
          539,232   FNMA CMO, 1990-53G, PAC REMIC....................................    8.000%        12/25/18          546,813
       15,000,000   FNMA CMO, 1992-131KA, PAC(11) REMIC..............................    8.000%        01/25/22       15,763,950
          200,000   FNMA CMO, 1993-11J, PAC REMIC....................................    7.500%        02/25/08          204,242
        1,613,946   MDC Mortgage Funding Corp. CMO, P-4Z.............................    9.500%        11/20/17        1,607,894
        1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC..........    7.000%        07/20/21          985,890
        7,978,928   Prudential Bache CMO Trust, 14-GZ, REMIC.........................    8.400%        03/20/21        8,279,384
          536,814   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC.....................    8.000%        09/25/21          541,511
          980,959   Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC............    7.822%        09/25/23          996,286
          567,574   Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC........    7.622%        09/25/22          574,846
        3,000,000   Securitized Asset Sales, Inc. CMO, 1993-2A9, PAC (11) REMIC......    6.200%        07/25/08        2,908,110
                                                                                                                     -----------
                                                                                                                      34,423,379
                                                                                                                     -----------

FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES - 29.6%
          639,668   FHLMC............................................................    8.250%        08/01/17          662,453
          430,439   FHLMC............................................................    6.500%        01/01/26          412,817
          218,479   FHLMC............................................................    6.500%        03/01/26          209,329
        1,131,996   FHLMC............................................................    6.500%        04/01/26        1,084,588
          223,377   FHLMC............................................................    6.500%        05/01/26          214,231
          774,553   FNMA ARM.........................................................    6.069%        12/01/27          771,409
        1,018,559   FNMA ARM.........................................................    7.766%        11/01/23        1,055,798
        3,630,444   GNMA II ARM......................................................    7.125%        08/20/23        3,701,202
        2,250,630   GNMA.............................................................    7.000%        01/15/26        2,206,322
        7,767,157   GNMA.............................................................    7.000%        02/15/26        7,614,245
        3,000,000   GNMA TBA.........................................................    6.000%        12/23/26        3,003,750
                                                                                                                     -----------
                                                                                                                      20,936,144
                                                                                                                     -----------

FOREIGN BONDS - 11.9%

CAN$    2,500,000   Government of Canada.............................................    8.750%        12/01/05        2,173,255
NZ$     1,500,000   Government of New Zealand........................................    8.000%        04/15/04        1,102,318
NZ$     1,300,000   Government of New Zealand........................................   10.000%        03/15/02        1,027,650
US$     1,960,000   Republic of Argentina, FRN
                     (Callable Semiannually in March or September @ 100).............    6.625%        03/31/05        1,607,200
US$     3,000,000   United Mexican States, FRN
                     (Callable Semiannually in June or December @ 100)...............    6.453%        12/31/19        2,463,750
                                                                                                                     -----------
                                                                                                                       8,374,173
                                                                                                                     -----------

CORPORATE BONDS - 10.7%

          260,000   CMS Energy Corp. (Callable 10/01/97 @ 101.65)....................    9.875%        10/01/99          270,400
          870,000   Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/14/06          965,622
        1,749,000   Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/26/06        1,942,072
        2,000,000   Time Warner, Inc.................................................    7.450%        02/01/98        2,029,560
          225,000   Time Warner, Inc.................................................    7.975%        08/15/04          230,317
          450,000   Time Warner, Inc.................................................    8.110%        08/15/06          457,969
          450,000   Time Warner, Inc.................................................    8.180%        08/15/07          463,073
        1,000,000   United Airlines..................................................   10.670%        05/01/04        1,186,579
                                                                                                                     -----------
                                                                                                                       7,545,592
                                                                                                                     -----------


The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                                October 31, 1996

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE SECURITIES - 0.6%

        4,094,587   FNMA Interest Only, 1994-27WB, PAC-1 REMIC.......................    6.500%        06/25/14     $    245,962
          168,039   FNMA Principal Only, G93-12B, PAC (11) REMIC.....................    0.000%        02/25/23          160,949
                                                                                                                    ------------
                                                                                                                         406,911
                                                                                                                    ------------

                    TOTAL BONDS (Cost $69,821,209)                                                                    71,686,199
                                                                                                                    ------------

OTHER SECURITIES - 6.7%

        1,169,146   Benchmark Diversified Assets Fund.........................................................         1,169,146
           20,000   Long Island Lighting Co. (Convertible Preferred Stock)....................................           472,500
        7,000,000   Call Option on U.S. Treasury Note, 5.625%, 11/30/00,
                     Strike @ 91.875000, Exp. 01/06/97.........................................................          464,310
          400,000   Abbott Laboratories, CP..........................................    5.230%        11/21/96          398,838
          300,000   Caisse d'Amortissement de la Dette Sociale, CP...................    5.260%        11/27/96          298,860
          400,000   Caisse d'Amortissement de la Dette Sociale, CP...................    5.300%        12/04/96          398,057
        1,200,000   General Electric Capital Corp., CP...............................    5.250%        12/12/96        1,192,825
     +     65,000   U.S. Treasury Bill...............................................    5.035%        11/21/96           64,818
     +     90,000   U.S. Treasury Bill...............................................    5.100%        11/14/96           89,834
     +    105,000   U.S. Treasury Bill...............................................    5.105%        11/14/96          104,807
     +     95,000   U.S. Treasury Bill...............................................    5.270%        11/14/96           94,819
                                                                                                                    ------------
                    TOTAL OTHER SECURITIES (Cost $4,712,262)                                                           4,748,814
                                                                                                                    ------------
                    TOTAL INVESTMENTS (Cost $74,533,471), 108.3%                                                      76,435,013
                    OTHER ASSETS AND LIABILITIES, NET, (8.3)%                                                        (5,857,950)
                                                                                                                    ------------
                    NET ASSETS, 100.0%                                                                              $ 70,577,063
                                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
    ARM  - Adjustable Rate Mortgage
    CMO  - Collateralized Mortgage Obligation
     CP - Commercial Paper FHLMC - Federal Home Loan Mortgage Corp. FNMA - Federal National Mortgage Association
    FRN  - Floating Rate Note
   GNMA  - Government National Mortgage Association
    PAC  - Planned Amortization Class
  REMIC  - Real Estate Mortgage Investment Conduit
    TBA  - To Be Announced

CURRENCY ABBREVIATIONS:
   CAN$  - Canadian Dollar
    NZ$  - New Zealand Dollar
    US$  - US Dollar

+On deposit with broker for initial margin on futures contracts (Note 1). The accompanying notes are an integral part of these financial statements.

                            FREMONT MONEY MARKET FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Discount       Maturity          Value
         Principal         Issuer                                                        Rate           Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 84.3%

        10,000,000         Abbey National North America Corp. .......................   5.320%        11/04/96    $  9,995,567
         5,000,000         Akzo Nobel, Inc. .........................................   5.330%        01/29/97       4,934,115
         5,000,000         Allianz of America Finance Corp. .........................   5.340%        11/13/96       4,991,100
         5,000,000         Associates Corp. of North America ........................   5.390%        02/03/97       4,929,631
         5,000,000         B.B.V. Finance (Delaware), Inc. ..........................   5.290%        11/13/96       4,991,183
         5,000,000         Bank One Corp.*...........................................   5.300%        11/21/96       4,985,278
         5,000,000         British Columbia, Province of ............................   5.310%        12/19/96       4,964,600
         5,000,000         BTR Dunlop Finance, Inc. .................................   5.480%        11/21/96       4,984,778
         5,000,000         C.I.T. Group Holdings, Inc. ..............................   5.380%        11/19/96       4,986,550
         5,000,000         Cargill Financial Services Corp.*.........................   5.330%        04/23/97       4,871,932
         5,000,000         Clorox Co. ...............................................   5.370%        11/04/96       4,997,763
         5,000,000         CPC International, Inc.*..................................   5.300%        11/08/96       4,994,847
         5,000,000         Daimler-Benz North America Corp. .........................   5.290%        11/27/96       4,980,897
         5,000,000         Dairy Investments (Bermuda) Ltd.*.........................   5.320%        01/30/97       4,933,500
         5,000,000         Deutsche Bank Financial, Inc..............................   5.320%        01/21/97       4,940,150
         5,000,000         Electricite de France ....................................   5.400%        02/03/97       4,929,500
         5,000,000         Electricity Corp. of New Zealand Ltd. ....................   5.280%        11/08/96       4,994,867
         5,000,000         Ford Motor Credit Corp. ..................................   5.350%        11/18/96       4,987,368
         5,000,000         General Electric Capital Corp. ...........................   5.330%        04/21/97       4,873,413
         5,000,000         Glaxo Wellcome PLC*.......................................   5.290%        11/12/96       4,991,918
         5,000,000         Goldman Sachs & Co. ......................................   5.250%        11/27/96       4,981,042
         5,000,000         Hancock, John Capital Corp.*..............................   5.350%        12/30/96       4,956,160
         5,000,000         Hewlett-Packard Co. ......................................   5.400%        12/03/96       4,976,000
         5,000,000         Hitachi America Ltd. .....................................   5.340%        03/25/97       4,893,200
         5,000,000         International Business Machines Corp. ....................   5.320%        01/10/97       4,948,278
         5,000,000         Jostens, Inc. ............................................   5.330%        11/04/96       4,997,779
         5,000,000         Marsh & McLennan Cos., Inc.*..............................   5.350%        05/06/97       4,861,792
         5,000,000         Merrill Lynch & Co., Inc. ................................   5.400%        01/06/97       4,950,500
         5,000,000         MetLife Funding, Inc. ....................................   5.300%        01/08/97       4,949,944
         5,000,000         Mitsui & Co. (U.S.A.), Inc. ..............................   5.340%        12/26/96       4,959,208
        10,000,000         Morgan (J.P.) & Co., Inc. ................................   5.490%        12/09/96       9,942,050
         5,000,000         National Rural Utilities Cooperative Finance Corp. .......   5.300%        01/13/97       4,946,264
         5,000,000         New Zealand, Her Majesty the Queen in right of............   5.270%        01/21/97       4,940,713
         5,000,000         Panasonic Finance, Inc.*..................................   5.380%        11/08/96       4,994,769
         5,000,000         Repsol International Finance BV...........................   5.330%        12/09/96       4,971,869
         5,000,000         Rexam PLC*................................................   5.370%        12/16/96       4,966,438
         5,000,000         RTZ America, Inc.*........................................   5.300%        01/24/97       4,938,167
         5,000,000         Sandoz Corp. .............................................   5.400%        11/07/96       4,995,500
         5,000,000         Sherwin-Williams Co.*.....................................   5.270%        12/23/96       4,961,939
         5,000,000         Siemens Capital Corp......................................   5.290%        02/04/97       4,930,201
         5,000,000         Sony Capital Corp.*.......................................   5.260%        12/20/96       4,964,203
         5,000,000         Stanford, Leland Junior University........................   5.500%        12/18/96       4,964,097
        10,000,000         Sweden, Kingdom of .......................................   5.250%        12/18/96       9,931,458
         5,000,000         Swedish Export Credit Corp. ..............................   5.300%        01/14/97       4,945,528
         5,000,000         Toronto Dominion Holdings USA, Inc. ......................   5.270%        12/20/96       4,964,135
         5,000,000         Toshiba International Finance PLC (UK) ...................   5.360%        12/11/96       4,970,222
         5,000,000         Toyota Motor Credit Corp. ................................   5.310%        02/03/97       4,930,675
         5,000,000         Transamerica Finance Corp. ...............................   5.390%        11/20/96       4,985,776
         5,000,000         Unilever Capital Corp.*...................................   5.210%        12/05/96       4,975,397
         5,000,000         Union Bank of Switzerland Finance, Inc. ..................   5.625%        11/01/96       5,000,000
         5,000,000         USAA Capital Corp. .......................................   5.400%        01/07/97       4,949,750
         5,000,000         Wool International .......................................   5.270%        11/26/96       4,981,701
         5,000,000         Yale University ..........................................   5.380%        11/22/96       4,984,308
                                                                                                                   -----------
                           TOTAL COMMERCIAL PAPER                                                                  277,868,020
                                                                                                                   -----------



* These securities are generally issued to insitutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

                           FREMONT MCNEY MARKET FUND
                                October 31, 1996

                                                                                    Discount      Maturity            Value
          Principal     Issuer                                                        Rate          Date            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
OTHER SHORT TERM SECURITIES - 15.4%
           926,146      Benchmark Diversified Assets Fund ................................................       $    926,146
        10,000,000      Bayerische Verinsbank AG, Yankee CD+ .....................   5.260%        03/06/97        10,000,000
        10,000,000      Berliner Handels-und Frankfurt Bank, Eurodollar TD+ ......   5.500%        11/04/96        10,000,000
        10,000,000      Federal Home Loan Bank, AN+...............................   5.415%        01/17/97        10,000,000
        10,000,000      Federal Home Loan Bank, AN+...............................   5.670%        06/27/97        10,012,168
         5,000,000      Rabobank Nederland, Yankee CD+............................   5.500%        04/18/97         5,001,079
         5,000,000      U.S. Treasury Bill .......................................   5.430%        09/18/97         4,757,912
                                                                                                                 ------------
                        TOTAL OTHER SHORT TERM SECURITIES                                                          50,697,305
                                                                                                                 ------------
                        TOTAL INVESTMENTS (Cost $328,565,325), 99.7%                                              328,565,325
                        OTHER ASSETS AND LIABILITIES, NET, 0.3%                                                     1,086,594
                                                                                                                 ------------
                        NET ASSETS, 100.0%                                                                       $ 329,651,919
                                                                                                                 =============


PORTFOLIO ABBREVIATIONS:

     AN - Agency Note
     CD - Certificate of Deposit
     TD - Time Deposit

+The rate indicated for these securities is the stated coupon rate. The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                             Coupon      Maturity        Value
   Principal  Issuer                                                                          Rate         Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS - 94.9%
 1,000,000    Anaheim, CA Public Finance Authority Revenue Bond, Anaheim Electric
               Utility Projects ...................................................          5.600%      10/01/16      $  977,080
 1,000,000    California State Dept. of Veterans Affairs, Home Purchase Revenue 1991
               Ser. A .............................................................          6.450%      08/01/00       1,041,920
   500,000    California State Dept. of Water Resources, Central Valley Project Revenue...   4.800%      12/01/07         487,770
 1,000,000    California State Dept. of Water Resources, Central Valley Project Revenue
               Ser. H..............................................................          6.400%      12/01/00       1,085,190
 1,000,000    California State GO, Various Purpose ................................          6.500%      08/01/97       1,020,890
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
               Madera County State Prison 1990 Ser. A .............................          6.700%      09/01/97       1,024,330
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
               Prison D ...........................................................          5.100%      06/01/06         999,200
 1,000,000    California State Public Works Board, Lease Revenue Refunding, Trustees of
               The California State University, 1995 Ser. B .......................          5.600%      04/01/06       1,027,340
 1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A...        6.400%      03/01/01       1,080,300
 1,000,000    Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
               Ser. A (FGIC Insured) ..............................................          5.300%      10/01/05       1,032,230
 1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) ....          5.250%      10/01/08       1,009,300
 1,000,000    East Bay CA MUD, Water System Subordinated Revenue Ser. 1994 ........          8.500%      06/01/98       1,071,270
 1,000,000    City of Irvine, Assessment District No. 89-10, Limited Obligation Refunding
               Improvement (MBIA Insured) .........................................          4.200%      09/02/05         927,130
   750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A          5.250%      10/01/06         768,472
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue ..........          4.700%      10/15/06         974,610
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding...        5.500%      09/01/07       1,029,160
 1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding ......        5.625%      04/15/08       1,029,790
 1,000,000    Los Angeles, CA Convention & Exhibition Center Authority, Lease Revenue
               Bonds Refunding Ser. A .............................................          5.200%      08/15/09         997,610
 1,000,000    City of Los Angeles, 1990 Solid Waste Collection Project COP Revenue...        6.400%      11/01/97       1,025,870
   500,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. D (AMBAC Insured)...  6.300%      07/01/98         511,750
 1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F ..........          5.650%      07/01/03       1,059,330
 1,000,000    Metropolitan Water District of Southern California, Waterworks GO
               Refunding 1993 Ser. A ..............................................          5.250%      03/01/05       1,032,270
 1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) ......          5.300%      08/01/04       1,038,190
 1,000,000    Modesto Irrigation District Finance Authority, Domestic Water Project
               Revenue 1992 Ser. A (AMBAC Insured) ................................          5.650%      09/01/03       1,060,600
 1,000,000    Northern California Power Agency, Geothermal Project #3 Revenue Ser. A...      5.600%      07/01/06       1,033,240
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
               First Ser. 1992 ....................................................          6.500%      02/15/06       1,070,420
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
               Second Senior Ser. 1994 (FGIC Insured) .............................          5.000%      02/15/08         992,690
   500,000    Orange County Water District, COP 1990 Project A ....................          6.500%      08/15/98         522,955
   500,000    City of Pasadena, Electric Works Revenue Ser. 1990 ..................          6.500%      08/01/99         530,135
   500,000    City of Pasadena, GO Refunding ......................................          5.000%      06/01/07         495,725
 1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ..          5.000%      09/01/07         999,520
 1,000,000    City of Riverside, Electric Revenue 1991 ............................          6.100%      10/01/00       1,061,800
 1,000,000    City of Riverside, Electric Revenue Refunding 1993 ..................          5.000%      10/01/06         999,960
 1,000,000    Sacramento County Sanitation District Finance Authority, Revenue Bond
               (MBIA Insured) .....................................................          5.000%      12/01/08         990,570
 1,000,000    Sacramento MUD, Electric Revenue 1991 Ser. Y ........................          6.250%      09/01/00       1,067,620
 1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue 1992
               Ser. A (FGIC Insured) ..............................................          6.000%      03/01/03       1,075,810


The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 1996
                                                                                             Coupon      Maturity        Value
   Principal  Issuer                                                                          Rate         Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 1,000,000    San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding...      6.400%       07/01/97     $ 1,018,120
 1,000,000    City and County of San Francisco International Airport, Revenue Second Ser.
               Issue 1 (AMBAC Insured) ............................................         6.100%       05/01/03       1,083,160
 1,000,000    City and County of San Francisco RDA, Lease Revenue Ser. 1991
               (George R. Moscone Convention Center) (AMBAC Insured) ..............         6.200%       10/01/00       1,071,240
 1,000,000    City and County of San Francisco Sewer, Revenue Refunding Ser. 1992
               (AMBAC Insured) ....................................................         5.800%       10/01/05       1,064,830
 1,000,000    San Jose, CA Finance Authority, Convention Center Revenue Refunding
               Project Ser. C (MBIA Insured) ......................................         5.750%       09/01/03       1,055,310
 1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A...    5.375%       08/01/04       1,039,720
              Southern California Public Power Authority
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........         4.750%       07/01/09         944,800
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........         4.750%       07/01/08         957,980
 1,000,000     Palo Verde Power Projects Revenue 1993 Ser. A ......................         5.100%       07/01/06       1,010,050
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)          6.700%       09/01/98         525,195
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)          6.800%       09/01/99         530,735
 1,000,000    University of California, Housing System Revenue 1993 Ser. A (MBIA Insured).. 5.500%       11/01/08       1,020,990
   500,000    University of California, Research Facilities Revenue 1995 Ser. C
               (AMBAC Insured) ....................................................         5.100%       09/01/07         501,550
 1,000,000    West & Central Basin Finance Authority, West Basin Water Revenue
               Refunding Project (AMBAC Insured) ..................................         5.125%       08/01/06       1,015,420
 1,500,000    Yucaipa School Facilities Finance Authority, 1995 Sweetwater Refunding
               (MBIA Insured) .....................................................         6.000%       09/01/10       1,555,695
                                                                                                                      -----------
              TOTAL MUNICIPAL BONDS (Cost $46,848,541)                                                                 48,546,842
                                                                                                                      -----------

SHORT TERM SECURITIES - 3.7%

 1,000,000    California State Revenue Anticipation Notes Ser. A ..................         4.500%       06/30/97       1,005,880
   900,064    Provident Institutional Fund: Municipal Fund for California Investors, Inc. .......................         900,064
                                                                                                                      -----------

              TOTAL SHORT TERM SECURITIES (Cost $1,904,017)                                                             1,905,944
                                                                                                                      -----------

              TOTAL INVESTMENTS (Cost $48,752,558), 98.6%                                                              50,452,786

              OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                                     703,258
                                                                                                                      -----------

              NET ASSETS, 100.0%                                                                                     $ 51,156,044
                                                                                                                     ============


PORTFOLIO ABBREVIATIONS:
   AMBAC - American Municipal Bond Assurance Corp.
     COP - Certificates of Participation
    FGIC - Financial Guaranty Insurance Corp.
      GO - General Obligation
    MBIA - Municipal Bond Investor Assurance Corp.
     MUD - Municipal Utility District
     RDA - Redevelopment Agency

The accompanying notes are an integral part of these financial statements.

                                                                              45


                           FREMONT MUTUAL FUNDS, INC.

                                October 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  INTERNATIONAL    INTERNATIONAL     EMERGING
                                                                     GLOBAL           GROWTH         SMALL CAP       MARKETS
                                                                      FUND             FUND            FUND           FUND
                                                                      ----             ----            ----           ----
ASSETS:
   Investments in securities at cost                              $542,076,336     $ 32,567,672    $  9,056,967    $  3,838,200
                                                                  ============     ============    ============    ============
   Investments in securities at value (Note 1)                     569,661,939       34,997,588       9,169,271       3,794,360
   Securities lending collateral (Note 1)                           34,883,640        4,004,476         219,791          71,319
   Cash                                                                    --               --           35,310          46,424
   Dividends and interest receivable                                 4,115,885           35,584          20,090           1,167
   Receivable for securities sold                                          --           275,447             --           21,682
   Receivable from sale of fund shares                                 309,335            8,064           3,091             457
   Variation margin receivable                                             --               --              --              --
   Unrealized appreciation on foreign currency contracts                29,466              --              --              --
   Prepaid expense                                                       4,925              --              --              --
   Unamortized organization costs (Note 3)                                 --               --              --           17,518
                                                                  ------------     ------------    ------------    ------------
      TOTAL ASSETS                                                 609,005,190       39,321,159       9,447,553       3,952,927
                                                                  ------------     ------------    ------------    ------------
LIABILITIES:
   Liabilities for securities lending collateral                    34,883,640        4,004,476         219,791          71,319
   Liabilities for options written (Note 4)                                --               --              --              --
   Dividends payable to shareholders                                       --               --              --              --
   Reverse repurchase agreement (Note 1)                                   --               --              --              --
   Payable for securities purchased                                        --               --              --           92,330
   Payable to management company                                           --               --              --           17,518
   Payable for fund shares redeemed                                    470,983              150           2,550             --
   Unrealized depreciation on foreign currency contracts               979,032              --              --              11
   Accrued expenses:
      Investment advisory and administrative fees                      362,362           43,787          11,037             --
      Shareholder servicing fees                                        10,500              --              --              --
      Custody fees                                                      58,362              --              --              --
      Accounting fees                                                   28,000              --              --              --
      Audit and legal fees                                              31,515              --              --              --
      Other payables                                                    30,560              --              --              --
                                                                  ------------     ------------    ------------    ------------
      TOTAL LIABILITIES                                             36,854,954        4,048,413         233,378         181,178
                                                                  ------------     ------------    ------------    ------------
NET ASSETS                                                        $572,150,236     $ 35,272,746    $  9,214,175    $  3,771,749
                                                                  ============     ============    ============    ============
Net assets consist of:
   Paid in capital                                                $474,152,043     $ 32,740,261    $  8,869,021    $  3,892,802
   Undistributed net investment income (loss)                        2,241,575              --           27,143           7,385
   Unrealized appreciation (depreciation) on investments            27,585,603        2,429,916         112,304         (43,840)
   Unrealized appreciation (depreciation) on foreign currency
     contracts and other assets and liabilities                       (928,008)            (485             869              11
   Accumulated net realized gain (loss)                             69,099,023          103,054         204,838         (84,609)
                                                                  ------------     ------------    ------------    ------------
NET ASSETS                                                        $572,150,236     $ 35,272,746    $  9,214,175    $  3,771,749
                                                                  ============     ============    ============    ============
SHARES OF CAPITAL STOCK OUTSTANDING                                 37,869,936        3,392,090         907,834         391,921
                                                                  ============     ============    ============    ============
NET ASSET VALUE PER SHARE                                         $      15.11     $      10.40    $      10.15    $       9.62
                                                                  ============     ============    ============    `============

The accompanying notes are an integral part of these financial statements.

                                                                                                                      CALIFORNIA
                                                                U.S.                                                 INTERMEDIATE
                                                            MICRO-CAP        GROWTH         BOND      MONEY MARKET      TAX-FREE
                                                               FUND           FUND          FUND          FUND           FUND
                                                               ----           ----          ----          ----           ----
ASSETS:
   Investments in securities at cost                       $101,203,707  $ 73,845,485  $ 74,533,471   $328,565,325  $ 48,752,558
                                                           ============  ============  ============   ============  ============
   Investments in securities at value (Note 1)              101,639,430    78,334,120    76,435,013    328,565,325    50,452,786
   Securities lending collateral (Note 1)                    17,827,172     6,891,188           --             --            --
   Cash                                                             --            --            --             --        148,990
   Dividends and interest receivable                             26,104       129,790       714,366      1,143,370       640,350
   Receivable for securities sold                                   --         82,317           --       1,318,202           --
   Receivable from sale of fund shares                        1,467,142       257,302       356,968            --          1,650
   Variation margin receivable                                      --            --         28,594            --
   Unrealized appreciation on foreign currency contracts            --            --        248,829            --            --
   Prepaid expense                                                  --            428           714          6,604           462
   Unamortized organization costs (Note 3)                          --          1,578         2,386            --            --
                                                           ------------  ------------  ------------   ------------  ------------
      TOTAL ASSETS                                          120,959,848    85,696,723    77,786,870    331,033,501    51,244,238
                                                           ------------  ------------  ------------   ------------  ------------
LIABILITIES:
   Liabilities for securities lending collateral             17,827,172     6,891,188           --             --            --
   Liabilities for options written (Note 4)                         --            --         10,000            --            --
   Dividends payable to shareholders                                --            --        13,218           9,430        29,810
   Reverse repurchase agreement (Note 1)                            --            --      3,580,000            --            --
   Payable for securities purchased                             192,651        66,286     3,395,508            --            --
   Payable to management company                                    --            --            --             --            --
   Payable for fund shares redeemed                             295,019        21,995        10,988      1,257,181         5,174
   Unrealized depreciation on foreign currency contracts            --            --        103,271            --            --
   Accrued expenses:
      Investment advisory and administrative fees               164,055        42,666        23,386         59,270        13,162
      Shareholder servicing fees                                    --          3,500         2,900          6,500         2,700
      Custody fees                                                  --          9,183         4,909          8,718         2,683
      Accounting fees                                               --          4,400         5,200         14,600         5,000
      Audit and legal fees                                          --         14,515        14,515         14,515        14,515
      Other payables                                                --         18,878        45,912         11,368        15,150
                                                           ------------  ------------  ------------   ------------  ------------
      Total liabilities                                      18,478,897     7,072,611     7,209,807      1,381,582        88,194
                                                           ------------  ------------  ------------   ------------  ------------
NET ASSETS                                                 $102,480,951  $ 78,624,112  $ 70,577,063   $329,651,919  $ 51,156,044
                                                           ============  ============  ============   ============  ============
Net assets consist of:
   Paid in capital                                         $ 96,935,718  $ 56,367,681  $ 68,832,392   $329,651,919  $ 49,410,725
   Undistributed net investment income (loss)                       --        110,727         2,647            --            --
   Unrealized appreciation (depreciation) on
      investments                                               435,723     4,488,635     2,355,038            --      1,700,228
   Unrealized appreciation (depreciation) on
      foreign currency contracts and other assets
      and liabilities                                               --            --        146,976            --            --
   Accumulated net realized gain (loss)                       5,109,510    17,657,069      (759,990)           --         45,091
                                                           ------------  ------------  ------------   ------------  ------------
NET ASSETS                                                 $102,480,951  $ 78,624,112  $ 70,577,063   $329,651,919  $ 51,156,044
                                                           ============  ============  ============   ============  ============
SHARES OF CAPITAL STOCK OUTSTANDING                           5,221,792     5,234,734     7,063,078    329,651,919     4,734,699
                                                           ============  ============  ============   ============  ============
NET ASSET VALUE PER SHARE                                 $      19.63  $      15.02  $       9.99   $       1.00  $      10.80
                                                          ============  ============  ============   ============  ============


                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 1996

STATEMENT OF OPERATIONS

                                                                                       INTERNATIONAL    INTERNATIONAL   EMERGING
                                                                             GLOBAL         GROWTH         SMALL CAP    MARKETS
                                                                              FUND           FUND            FUND         FUND#
                                                                              ----           ----            ----         ----
INVESTMENT INCOME:
   Interest                                                               $ 13,445,282   $     47,149   $     27,548   $  33,460
   Dividends                                                                 5,348,548        430,157        189,712       5,177
                                                                          ------------   ------------   ------------   ---------
      TOTAL INCOME*                                                         18,793,830        477,306        217,260      38,637
                                                                          ------------   ------------   ------------   ---------
EXPENSES:
   Investment advisory and administrative fees (Note 2)                      3,997,557        548,887        158,372      13,322
   Shareholder servicing fees (Note 2)                                          98,552            --             --        2,346
   Custody fees                                                                172,041            --             --        4,800
   Distribution fees (Note 2)                                                      --             --             --        2,896
   Accounting fees                                                             164,882            --             --        3,900
   Audit and legal fees                                                         40,962            --             --        8,600
   Directors' fees (Note 2)                                                      2,564            --             --          888
   Registration fees                                                            38,904            --             --       16,453
   Interest expense (Note 1)                                                       --             --             --          --
   Other                                                                        99,659            --             --        4,498
                                                                          ------------   ------------   ------------   ---------
      TOTAL EXPENSES BEFORE REDUCTIONS                                       4,615,121        548,887        158,372      57,703
      Expenses waived and/or reimbursed by Advisor                                 --             --         (43,633)    (57,703)
                                                                          ------------   ------------   ------------   ---------
         TOTAL NET EXPENSES                                                  4,615,121        548,887        114,739         --
                                                                          ------------   ------------   ------------   ---------
            NET INVESTMENT INCOME (LOSS)                                    14,178,709        (71,581)       102,521      38,637
                                                                          ------------   ------------   ------------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                           66,430,845      2,385,592        272,776     (84,620)
      Transactions in written options                                              --             --             --          --
      Foreign currency transactions                                          3,713,517       (123,314)       (72,383)     (5,125)
   Net increase (decrease) in unrealized appreciation (depreciation) on:
      Investments                                                          (16,096,541)       370,380        328,876     (43,840)
      Translation of assets and liabilities in foreign currencies             (966,466)        (1,146)         1,815          11
                                                                          ------------   ------------   ------------   ---------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                            53,081,355      2,631,512        531,084    (133,574)
                                                                          ------------   ------------   ------------   ---------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
                OPERATIONS                                                $ 67,260,064   $  2,559,931   $    633,605   $ (94,937)
                                                                          ============   ============   ============   =========

* Net of foreign taxes withheld of $337,033 for Fremont Global Fund, $46,245 for Fremont International Growth Fund, $16,217 for Fremont International Small Cap Fund, $642 for Fremont Emerging Markets Fund and $1,088 for Fremont Growth Fund.

# Period from June 24, 1996 (commencement of operations) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.

                                                                                                                        CALIFORNIA
                                                                  U.S.                                                 INTERMEDIATE
                                                              MICRO-CAP        GROWTH         BOND      MONEY MARKET      TAX-FREE
                                                                 FUND           FUND          FUND          FUND           FUND
                                                                 ----           ----          ----          ----           ----
INVESTMENT INCOME:
   Interest                                                 $    614,218   $    163,469     $5,890,821   $16,549,182   $2,736,364
   Dividends                                                      42,612        971,413         35,250           --           --
                                                            ------------   ------------     ----------   -----------   ----------
      TOTAL INCOME*                                              656,830      1,134,882      5,926,071    16,549,182    2,736,364
                                                            ------------   ------------     ----------   -----------   ----------
EXPENSES:
   Investment advisory and administrative fees (Note 2)        1,008,115        443,609        435,345     1,099,021      267,175
   Shareholder servicing fees (Note 2)                               --          33,455         26,248        51,860       25,428
   Custody fees                                                      --          20,188         23,506        26,179        7,717
   Distribution fees (Note 2)                                        --             --             --            --           --
   Accounting fees                                                   --          26,561         33,958        84,164       29,134
   Audit and legal fees                                              --          21,948         23,915        24,877       24,541
   Directors' fees (Note 2)                                          --           2,564          2,564         2,564        2,564
   Registration fees                                                 --          21,573         12,290        36,857        2,809
   Interest expense (Note 1)                                         --             --          53,283           --           --
   Other                                                             --          54,162         44,020        43,395       12,075
                                                            ------------   ------------     ----------   -----------   ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                         1,008,115        624,060        665,129     1,368,917      371,443
      Expenses waived and/or reimbursed by Advisor              (118,286)           --        (118,652)     (448,972)    (111,434)
                                                            ------------   ------------     ----------   -----------   ----------
         TOTAL NET EXPENSES                                      889,829        624,060        536,477       919,945      260,009
                                                            ------------   ------------     ----------   -----------   ----------
            NET INVESTMENT INCOME (LOSS)                        (232,999)       510,822      5,389,594    15,629,237    2,476,355
                                                            ------------   ------------     ----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                              5,347,629     17,602,434       (239,275)          --        44,827
      Transactions in written options                                --             --          23,043           --           --
      Foreign currency transactions                                  --             --          96,978           --           --
   Net increase (decrease) in unrealized appreciation
      (depreciation) on:
      Investments                                               (512,157)    (4,559,067)       276,789           --      (192,443)
      Translation of assets and liabilities in foreign
            currencies                                               --             --         170,440           --           --
                                                            ------------   ------------     ----------   -----------   ----------
         Net realized and unrealized gain (loss) from
            investments and foreign currency                   4,835,472     13,043,367        327,975           --      (147,616)
                                                            ------------   ------------     ----------   -----------   ----------
            NET INCREASE (DECREASE) IN NET ASSETS
                RESULTING FROM OPERATIONS                   $  4,602,473   $ 13,554,189     $5,717,569   $15,629,237   $2,328,739
                                                            ============   ============     ==========   ===========   ==========

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 1996

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  GLOBAL                    INTERNATIONAL GROWTH
                                                                                   FUND                             FUND
                                                                          -----------------------        -------------------------
                                                                             YEAR           YEAR            YEAR             YEAR
                                                                            ENDED          ENDED           ENDED            ENDED
                                                                          10/31/96       10/31/95        10/31/96         10/31/95
                                                                          --------       --------        --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $ 14,178,709   $  13,562,581   $    (71,581)   $    348,359
     Net realized gain (loss) from investments and transactions in
          written options                                                66,430,845      23,444,879      2,385,592        (948,173)
     Net realized gain (loss) from foreign currency transactions          3,713,517        (435,755)      (123,314)        (53,746)
     Net unrealized appreciation (depreciation) on investments          (16,096,541)     18,907,997        370,380         601,879
     Net unrealized appreciation (depreciation) on translation of
          assets and liabilities in foreign currencies                     (966,466)        (44,605)        (1,146)            (47)
                                                                       ------------   -------------   ------------    ------------
         Net increase (decrease) in net assets from operations           67,260,064      55,435,097      2,559,931         (51,728)
                                                                       ------------   -------------   ------------    ------------
   Distributions to shareholders from:
     Net investment income                                              (15,978,412)    (16,914,918)       (25,060)       (269,553)
     Net realized gains                                                 (19,404,727)     (1,140,840)           --               --
                                                                       ------------   -------------   ------------    ------------
         Total distributions to shareholders                            (35,383,139)    (18,055,758)       (25,060)       (269,553)
                                                                       ------------   -------------   ------------    ------------
   From capital share transactions:
     Proceeds from shares sold                                           86,354,528     110,900,850      7,454,198       4,286,553
     Payments for shares redeemed                                       (62,546,779)   (136,942,988)    (6,897,361)     (1,803,707)
     Reinvested dividends                                                34,110,706      17,395,011         25,025         269,162
                                                                       ------------   -------------   ------------    ------------
         Net increase (decrease) in net assets from capital share
             transactions                                                57,918,455      (8,647,127)       581,862       2,752,008
                                                                       ------------   -------------   ------------    ------------
     Net increase in net assets                                          89,795,380      28,732,212      3,116,733       2,430,727
Net assets at beginning of period                                       482,354,856     453,622,644     32,156,013      29,725,286
                                                                       ------------   -------------   ------------    ------------
NET ASSETS AT END OF PERIOD**                                           572,150,236   $ 482,354,856   $ 35,272,746    $ 32,156,013
                                                                        ===========   =============   ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                   5,889,696       8,368,781        727,743         433,837
   Redeemed                                                              (4,265,461)    (10,326,949)      (647,428)       (188,969)
   Reinvested dividends                                                   2,372,436       1,282,980          2,541          27,727
                                                                       ------------   -------------   ------------    ------------
      Net increase (decrease) in capital share transactions               3,996,671        (675,188)        82,856         272,595
                                                                        ===========   =============   ============    ============

** Net assets at October 31, 1996 and October 31, 1995, respectively, include undistributed net investment income (loss) of $204,471 and $2,004,174 for Fremont Global Fund, $73,404 and $170,045 for Fremont International Growth Fund, $75,473 and $9,448 for Fremont International Small Cap Fund, $12,521 and $ -- for Fremont Emerging Markets Fund, $(232,999) and $ -- for Fremont U.S. Micro-Cap Fund, and $110,727 and $9,309 for Fremont Growth Fund.

# Period from June 24, 1996 (commencement of operations) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.

                                                                                         INTERNATIONAL SMALL CAP  EMERGING MARKETS
                                                                                                   FUND                FUND
                                                                                          ----------------------  ----------------
                                                                                             YEAR          YEAR       PERIOD
                                                                                             ENDED         ENDED       ENDED
                                                                                           10/31/96      10/31/95    10/31/96
                                                                                           --------      --------    --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                                      $    102,521   $   45,740   $   38,637
     Net realized gain (loss) from investments and transactions in written options          272,776      (21,568)     (84,620)
     Net realized gain (loss) from foreign currency transactions                            (72,383)     (14,440)      (5,125)
     Net unrealized appreciation (depreciation) on investments                              328,876     (203,902)     (43,840)
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                                         1,815       10,337           11
                                                                                       ------------   ----------   ----------
         Net increase (decrease) in net assets from operations                              633,605     (183,833)     (94,937)
                                                                                       ------------   ----------   ----------
   Distributions to shareholders from:
     Net investment income                                                                  (36,496)     (35,036)     (26,116)
     Net realized gains                                                                         --           --           --
                                                                                       ------------   ----------   ----------
         Total distributions to shareholders                                                (36,496)     (35,036)     (26,116)
                                                                                       ------------   ----------   ----------
   From capital share transactions:
     Proceeds from shares sold                                                            5,840,661    2,849,192    3,982,064
     Payments for shares redeemed                                                        (1,489,319)    (172,610)    (115,175)
     Reinvested dividends                                                                    20,865       19,578       25,913
                                                                                       ------------   ----------   ----------
         Net increase (decrease) in net assets from capital share transactions            4,372,207    2,696,160    3,892,802
                                                                                       ------------   ----------   ----------
     Net increase in net assets                                                           4,969,316    2,477,291    3,771,749
Net assets at beginning of period                                                         4,244,859    1,767,568          --
                                                                                       ------------   ----------   ----------
NET ASSETS AT END OF PERIOD**                                                          $  9,214,175   $4,244,859   $3,771,749
                                                                                       ============   ==========   ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                                     583,448      308,867      401,191
   Redeemed                                                                                (149,348)     (18,867)     (11,901)
   Reinvested dividends                                                                       2,288        2,175        2,631
                                                                                       ------------   ----------   ----------
      Net increase (decrease) in capital share transactions                                 436,388      292,175      391,921
                                                                                       ============   ==========   ==========


                                                                             U.S. MICRO-CAP                      GROWTH
                                                                                  FUND                            FUND
                                                                         -----------------------       ------------------------
                                                                            YEAR            YEAR          YEAR             YEAR
                                                                           ENDED           ENDED         ENDED            ENDED
                                                                         10/31/96        10/31/95      10/31/96         10/31/95
                                                                         --------        --------      --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                     $   (232,999)   $   (25,196)   $    510,822    $    398,651
     Net realized gain (loss) from investments and transactions in
         written options                                                 5,347,629        347,186      17,602,434       3,482,283
     Net realized gain (loss) from foreign currency transactions               --             --              --              --
     Net unrealized appreciation (depreciation) on investments            (512,157)       888,690      (4,559,067)      6,445,736
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                           --             --              --              --
                                                                      ------------    -----------    ------------    ------------
         Net increase (decrease) in net assets from operations           4,602,473      1,210,680      13,554,189      10,326,670
                                                                      ------------    -----------    ------------    ------------
   Distributions to shareholders from:
     Net investment income                                                     --             --         (409,404)       (505,139)
     Net realized gains                                                   (323,213)           --       (3,508,522)       (241,849)
                                                                      ------------    -----------    ------------    ------------
         Total distributions to shareholders                              (323,213)           --       (3,917,926)       (746,988)
                                                                      ------------    -----------    ------------    ------------
   From capital share transactions:
     Proceeds from shares sold                                         162,319,610      6,143,180      31,461,523      32,879,457
     Payments for shares redeemed                                      (72,224,013)    (1,614,127)    (25,982,666)    (10,815,329)
     Reinvested dividends                                                  313,977            --        3,876,573         744,451
                                                                      ------------    -----------    ------------    ------------
         Net increase (decrease) in net assets from capital share
         transactions                                                   90,409,574      4,529,053       9,355,430      22,808,579
                                                                      ------------    -----------    ------------    ------------
     Net increase in net assets                                         94,688,834      5,739,733      18,991,693      32,388,261
Net assets at beginning of period                                        7,792,117      2,052,384      59,632,419      27,244,158
                                                                      ------------    -----------    ------------    ------------
NET ASSETS AT END OF PERIOD**                                         $102,480,951    $ 7,792,117    $ 78,624,112    $ 59,632,419
                                                                      ============    ===========    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                  8,424,985        462,168       2,313,441       2,872,926
   Redeemed                                                             (3,767,440)      (117,136)     (1,944,975)       (981,267)
   Reinvested dividends                                                     20,793            --          301,367          68,568
                                                                      ------------    -----------    ------------    ------------
      Net increase (decrease) in capital share transactions              4,678,338        345,032         669,833       1,960,227
                                                                      ============    ===========    ============    ============

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 1996

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    BOND
                                                                                                    FUND
                                                                                            ----------------------
                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                            -----            -----
                                                                                          10/31/96         10/31/95
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                                             $  5,389,594     $  4,585,884
     Net realized gain (loss) from investments and transactions in written options         (216,232)       2,230,265
     Net realized gain (loss) from foreign currency transactions                             96,978           82,647
     Net unrealized appreciation (depreciation) on investments                              276,789        3,540,395
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                                       170,440          (23,464)
                                                                                       ------------     ------------
         Net increase in net assets from operations                                       5,717,569       10,415,727
                                                                                       ------------     ------------
   Distributions to shareholders from:
     Net investment income                                                               (5,647,913)      (4,531,238)
     Net realized gains                                                                  (1,968,201)             --
                                                                                       ------------     ------------
         Total distributions to shareholders                                             (7,616,114)      (4,531,238)
                                                                                       ------------     ------------
   From capital share transactions:
     Proceeds from shares sold                                                           17,733,366       25,537,155
     Payments for shares redeemed                                                       (39,028,358)     (13,731,939)
     Reinvested dividends                                                                 7,427,929        4,408,916
                                                                                       ------------     ------------
         Net increase (decrease) in net assets from capital share transactions          (13,867,063)      16,214,132
                                                                                       ------------     ------------
     Net increase (decrease) in net assets                                              (15,765,608)      22,098,621
Net assets at beginning of period                                                        86,342,671       64,244,050
                                                                                       ------------     ------------
NET ASSETS AT END OF PERIOD**                                                          $ 70,577,063     $ 86,342,671
                                                                                       ============     ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                                   1,778,229        2,579,889
   Redeemed                                                                              (3,985,015)      (1,429,749)
   Reinvested dividends                                                                     747,888          454,805
                                                                                       ------------     ------------
      Net increase (decrease) in capital share transactions                              (1,458,898)       1,604,945
                                                                                       ============     ============

** For Fremont Bond Fund, net assets at October 31, 1996 and October 31, 1995, include undistributed net investment income (loss) of $(171,773) and $86,546, respectively. There was no undistributed net investment income for Fremont Money Market Fund or Fremont California Intermediate Tax-Free Fund at October 31, 1996 nor at October 31, 1995.

The accompanying notes are an integral part of these financial statements.

                                                                                                               CALIFORNIA
                                                                            MONEY MARKET                  INTERMEDIATE TAX-FREE
                                                                                 FUND                             FUND
                                                                        -------------------------      -------------------------
                                                                         YEAR             YEAR            YEAR              YEAR
                                                                         ENDED            ENDED          ENDED             ENDED
                                                                        10/31/96         10/31/95      10/31/96          10/31/95
                                                                        --------         --------      --------          --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                            $ 15,629,237    $ 16,288,897   $  2,476,355     $  2,782,365
     Net realized gain (loss) from investments and transactions in
         written options                                                       --              --          44,827          119,954
     Net realized gain (loss) from foreign currency transactions               --              --             --               --
     Net unrealized appreciation (depreciation) on investments                 --              --        (192,443)       3,671,361
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                          --              --             --               --
                                                                      ------------    ------------   ------------     ------------
         Net increase in net assets from operations                     15,629,237      16,288,897      2,328,739        6,573,680
                                                                      ------------    ------------   ------------     ------------
   Distributions to shareholders from:
     Net investment income                                             (15,629,237)    (16,288,897)    (2,476,355)      (2,782,365)
     Net realized gains                                                        --              --        (119,954)          (4,639)
                                                                      ------------    ------------   ------------     ------------
         Total distributions to shareholders                           (15,629,237)    (16,288,897)    (2,596,309)      (2,787,004)
                                                                      ------------    ------------   ------------     ------------
   From capital share transactions:
     Proceeds from shares sold                                         308,476,828     297,387,013      2,285,491        2,822,896
     Payments for shares redeemed                                      293,545,954)   (238,529,846)    (3,402,568)     (17,111,368)
     Reinvested dividends                                               15,409,433      16,015,143      2,227,490        2,510,108
                                                                      ------------    ------------   ------------     ------------
         Net increase (decrease) in net assets from capital share
         transactions                                                   30,340,307      74,872,310      1,110,413      (11,778,364)
                                                                      ------------    ------------   ------------     ------------
     Net increase (decrease) in net assets                              30,340,307      74,872,310        842,843       (7,991,688)
Net assets at beginning of period                                      299,311,612     224,439,302     50,313,201       58,304,889
                                                                      ------------    ------------   ------------     ------------
NET ASSETS AT END OF PERIOD**                                         $329,651,919   $ 299,311,612   $ 51,156,044     $ 50,313,201
                                                                      ============   =============   ============     ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                308,476,828     297,387,013        210,037          270,058
   Redeemed                                                           (293,545,954)   (238,529,846)      (315,379)      (1,629,211)
   Reinvested dividends                                                 15,409,433      16,015,143        206,265          239,479
                                                                      ------------    ------------   ------------     ------------
      Net increase (decrease) in capital share transactions             30,340,307      74,872,310        100,923       (1,119,674)
                                                                      ============   =============   ============     ============

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 1996

GLOBAL FUND

                                                                                         YEARS ENDED OCTOBER 31
                                                                     ----------------------------------------------------
                                                                     1996        1995        1994        1993        1992
                                                                     ----        ----        ----        ----        ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                             $14.24      $13.13      $13.17      $11.52      $11.25
                                                                    ------      ------      ------      ------      ------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                            .39         .40         .26         .32         .39
      Net realized and unrealized gain (loss)                         1.49        1.24        (.03)       1.67         .40
                                                                    ------      ------      ------      ------      ------
         Total investment operations                                  1.88        1.64         .23        1.99         .79
                                                                    ------      ------      ------      ------      ------
   LESS DISTRIBUTIONS
      From net investment income                                      (.44)       (.50)       (.14)       (.26)       (.40)
      From net realized gains                                         (.57)       (.03)       (.13)       (.08)       (.11)
         Total distributions                                            --        (.53)         --          --        (.01)
                                                                    ------      ------      ------      ------      ------
   NET ASSET VALUE, END OF PERIOD                                    (1.01)     $14.24        (.27)       (.34)       (.52)
                                                                    $15.11                  $13.13      $13.17      $11.52
                                                                    ======                  ======      ======      ======
TOTAL RETURN                                                         13.72%      12.78%
RATIOS AND SUPPLEMENTAL DATA                                                                  1.74%      17.51%       7.10%
   Net assets, end of period (000s omitted)                       $572,150    $482,355    $453,623    $186,325    $101,839
   Ratio of expenses to average net assets                             .87%        .88%        .95%        .99%       1.09%
   Ratio of net investment income (loss) to average net assets        2.66%       2.98%       2.47%       2.89%       3.41%
   Portfolio turnover rate                                              71%         83%         52%         40%         50%
   Average commission rate paid                                     $.0238          --           --          --          --


INTERNATIONAL GROWTH FUND

                                                                            YEARS ENDED OCTOBER 31             PERIOD FROM
                                                                            ----------------------          MARCH 1, 1994 TO
                                                                            1996              1995          OCTOBER 31, 1994
                                                                            ----              ----          ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.72              $9.79              $9.57
                                                                           -----              -----              -----
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(a)                                       (.02)               .10                .02
      Net realized and unrealized loss                                       .71               (.09)               .20
                                                                           -----              -----              -----
         Total investment operations                                         .69                 .01               .22
                                                                           -----              -----              -----
   LESS DISTRIBUTIONS
      From net investment income                                            (.01)              (.08)                --
      From net realized gains                                                --                  --                 --
                                                                           -----              -----              -----
         Total distributions                                                (.01)              (.08)                --
   NET ASSET VALUE, END OF PERIOD                                         $10.40              $9.72              $9.79
                                                                          ======              =====              =====
TOTAL RETURN                                                                7.07%              0.13%              2.30%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                              $35,273            $32,156            $29,725
   Ratio of expenses to average net assets(a)                               1.50%              1.50%              1.50%*
   Ratio of net investment income (loss) to average net assets(a)           -.20%              1.19%               .35%*
   Portfolio turnover rate                                                    74%                32%                44%*
   Average commission rate paid                                           $.0150                 --                 --


* Annualized

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL SMALL CAP FUND

                                                                               YEARS ENDED OCTOBER 31       PERIOD FROM
                                                                               ----------------------     JUNE 30, 1994 TO
                                                                                 1996         1995        OCTOBER 31, 1994
                                                                                 ----         ----        ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                                          $9.00       $9.86            $10.00
                                                                                 -----       -----            ------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(a)                                              .14         .10              (.01)
      Net realized and unrealized gain                                            1.08        (.88)             (.13)
                                                                                 -----       -----            ------
         Total investment operations                                              1.22        (.78)             (.14)
                                                                                 -----       -----            ------
   LESS DISTRIBUTIONS
      From net investment income                                                  (.07)       (.08)               --
      From net realized gains                                                       --          --                --
                                                                                 -----       -----            ------
         Total distributions                                                      (.07)       (.08)               --
                                                                                 -----       -----            ------
   NET ASSET VALUE, END OF PERIOD                                               $10.15       $9.00             $9.86
                                                                                ======       =====             =====
TOTAL RETURN #                                                                   13.69%      -7.96%            -1.40%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                     $9,214      $4,245            $1,768
   Ratio of expenses to average net assets(a)                                     1.81%       2.06%             2.50%*
   Ratio of net investment income (loss) to average net assets(a)                 1.61%       1.67%             -.28%*
   Portfolio turnover rate                                                          74%         96%               --
   Average commission rate paid                                                 $.0003          --                --

*   Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been $.08, 2.50% and 0.92%, respectively, for the year ended October 31, 1996, and $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

# Total return would have been lower had the advisor not waived expenses.

EMERGING MARKETS FUND

                                                                   Period from
                                                                June 24, 1996 to
                                                                October 31, 1996
                                                                ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                           .10
      Net realized and unrealized loss                                  (.41)
         Total investment operations                                    (.31)
   LESS DISTRIBUTIONS
      From net investment income                                        (.07)
      From net realized gains                                             --
         Total distributions                                            (.07)
   NET ASSET VALUE, END OF PERIOD                                      $9.62

TOTAL RETURN #                                                         -3.12%*
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                           $3,772
   Ratio of expenses to average net assets(a)                           0.00%*
   Ratio of net investment income to average net assets(a)              3.32%*
   Portfolio turnover rate                                                20%*
   Average commission rate paid                                       $.0063


*   Annualized

(a) Management fees and all other expenses have been voluntarily waived or reimbursed from June 24, 1996 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.05, 4.95% and -1.63%, respectively, for the period ended October 31, 1996.

# Total return would have been lower had the advisor not waived or reimbursed expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - OCTOBER 31, 1996

U.S. MICRO-CAP FUND

                                                                               YEARS ENDED OCTOBER 31            Period from
                                                                        -----------------------------------    June 30, 1994 to
                                                                            1996                  1995         October 31, 1994
                                                                        -------------         -------------    ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                                  $       14.34         $       10.34      $       10.00
                                                                        -------------         -------------      -------------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(a)                                              (.04)                 (.05)               .02
    Net realized and unrealized gain                                             5.83                  4.05                .34
                                                                        -------------         -------------      -------------
      Total investment operations                                                5.79                  4.00                .36
                                                                        -------------         -------------      -------------
  LESS DISTRIBUTIONS
    From net investment income                                                   --                    --                 (.02)
    From net realized gains                                                      (.50)                 --                 --
                                                                        -------------         -------------      -------------
      Total distributions                                                        (.50)                 --                 (.02)
                                                                        -------------         -------------      -------------
  NET ASSET VALUE, END OF PERIOD                                        $       19.63         $       14.34      $       10.34
                                                                        =============         =============      =============

TOTAL RETURN #                                                                  41.46%                38.68%              3.60%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                              $     102,481         $       7,792      $       2,052
  Ratio of expenses to average net assets(a)                                     1.96%                 2.04%              2.50%*
  Ratio of net investment income (loss) to average net assets(a)                 -.51%                 -.67%               .68%*
  Portfolio turnover rate                                                          81%                  144%               129%*
  Average commission rate paid                                          $       .0541                    --                 --




*Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.06, 2.22% and -.77%, respectively, for the year ended October 31, 1996, and -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.

# Total return would have been lower had the advisor not waived expenses.

GROWTH FUND

                                                                                    YEARS ENDED OCTOBER 31
                                                              -------------------------------------------------------------------
                                                                   1996               1995             1994              1993
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                        $      13.06       $      10.46     $      11.25       $      10.08
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                                          .10                .13              .21                .13
     Net realized and unrealized gain (loss)                          2.65               2.74             (.02)              1.16
      Total investment operations                                     2.75               2.87              .19               1.29
  LESS DISTRIBUTIONS
    From net investment income                                        (.08)              (.17)            (.18)              (.12)
    From net realized gains                                           (.71)              (.10)            (.80)              --
      Total distributions                                             (.79)              (.27)            (.98)              (.12)
  NET ASSET VALUE, END OF PERIOD                              $      15.02       $      13.06     $      10.46       $      11.25

TOTAL RETURN #                                                       22.06%             28.12%            1.72%             12.80%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                    $     78,624       $     59,632     $     27,244       $     42,306
  Ratio of expenses to average net assets(a)                           .92%               .97%             .94%               .87%
  Ratio of net investment income to average net assets(a)              .75%              1.02%            1.31%              1.19%
  Portfolio turnover rate                                              129%               108%              55%                44%
  Average commission rate paid                                $      .0429                 --               --                 --


                                                             PERIOD FROM
                                                          AUGUST 14, 1992 TO
                                                           OCTOBER 31, 1992
                                                           ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                        $     9.92
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                                        .02
     Net realized and unrealized gain (loss)                         .18
                                                              ----------
      Total investment operations                                    .20
                                                              ----------
  LESS DISTRIBUTIONS
    From net investment income                                      (.04)
    From net realized gains                                           --
                                                              ----------
      Total distributions                                           (.04)
  NET ASSET VALUE, END OF PERIOD                              $    10.08
                                                              ==========

Total Return #                                                      2.00%*
Ratios and Supplemental Data
  Net assets, end of period (000s omitted)                    $   32,388
  Ratio of expenses to average net assets(a)                         .94%*
  Ratio of net investment income to average net assets(a)           1.08%*
  Portfolio turnover rate                                             49%*
  Average commission rate paid                                        --

*   Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992.

# Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 1996

BOND FUND

                                                                                  Years Ended October 31             Period from
                                                                           -----------------------------------    April 30, 1993 to
                                                                           1996            1995           1994    October 31, 1993
                                                                           ----            ----           ----    ----------------
          SELECTED PER SHARE DATA
          for one share outstanding during the period
             NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.13      $     9.29     $    10.27      $    10.04
                                                                       ----------      ----------     ----------      ----------
             INCOME FROM INVESTMENT OPERATIONS
                Net investment income (a)                                     .67             .65            .53             .27
                Net realized and unrealized gain (loss)                       .11             .83           (.98)            .24
                                                                       ----------      ----------     ----------      ----------
                   Total investment operations                                .78            1.48           (.45)            .51
                                                                       ----------      ----------     ----------      ----------
             LESS DISTRIBUTIONS
                From net investment income                                   (.70)           (.64)          (.53)           (.27)
                From net realized gains                                      (.22)             --             --            (.01)
                                                                       ----------      ----------     ----------      ----------
                   Total distributions                                       (.92)           (.64)          (.53)           (.28)
                                                                       ----------      ----------     ----------      ----------
             NET ASSET VALUE, END OF PERIOD                            $     9.99      $    10.13     $     9.29      $    10.27
                                                                       ==========      ==========     ==========      ==========
          TOTAL RETURN #                                                     8.18%          16.49%         -4.42%         5.15%*
          RATIOS AND SUPPLEMENTAL DATA
             Net assets, end of period (000s omitted)                  $   70,577      $   86,343     $   64,244      $   11,738
             Ratio of expenses to average net assets(a)                       .68%*           .60%           .66%            .50%*
             Ratio of net investment income to average net assets(a)         6.82%*          6.69%          5.76%           5.35%*
             Portfolio turnover rate                                          154%*            21%           205%             13%*

*Annualized

(a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.66, .83% and 6.67%, respectively, for the year ended October 31, 1996; $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04% and 5.38%, respectively, for the year ended October 31, 1994; and $.23, 1.23% and 4.62%, respectively, for the period from April 30, 1993 to October 31, 1993.
 # Total return would have been lower had the advisor not waived expenses.

MONEY MARKET FUND
57

                                                                                    Years Ended October 31
                                                            ---------------------------------------------------------------------
                                                            1996             1995            1994            1993            1992
                                                            ----             ----            ----            ----            ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                   $    1.00       $    1.00       $    1.00       $    1.00      $    1.00
                                                          ---------       ---------       ---------       ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                  .05             .06             .03             .03            .04
                                                          ---------       ---------       ---------       ---------      ---------
         Total investment operations                            .05             .06             .03             .03            .04
                                                          ---------       ---------       ---------       ---------      ---------
   LESS DISTRIBUTIONS
      From net investment income                               (.05)           (.06)           (.03)           (.03)          (.04)
                                                          ---------       ---------       ---------       ---------      ---------
         Total distributions                                   (.05)           (.06)           (.03)           (.03)          (.04)
                                                          ---------       ---------       ---------       ---------      ---------
   NET ASSET VALUE, END OF PERIOD                         $    1.00       $    1.00       $    1.00       $    1.00      $    1.00
                                                          =========       =========       =========       =========      =========
TOTAL RETURN#                                                  5.34%           5.84%           3.49%           2.66%          3.73%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)               $ 329,652       $ 299,312       $ 224,439       $  24,207      $  31,832
   Ratio of expenses to average net assets(a)                   .31%            .30%            .46%            .67%           .70%
   Ratio of net investment income to average net assets        5.22%           5.70%           4.02%           2.62%          3.70%


*Annualized

(a) Administrative fees have been voluntarily waived from April 1, 1990 onwards. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.05, .46% and 5.07%, respectively, for the year ended October 31, 1996; $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992.

# Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 1996

CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                                                                     Years Ended October 31
                                                             ------------------------------------------------------------------
                                                             1996              1995           1994           1993          1992
                                                             ----              ----           ----           ----          ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.86      $    10.13     $    11.10     $    10.55     $    10.39
                                                           ----------      ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                    .52             .53            .53            .55            .57
      Net realized and unrealized gain (loss)                    (.03)            .73           (.97)           .62            .19
                                                           ----------      ----------     ----------     ----------     ----------
         Total investment operations                              .49            1.26           (.44)          1.17            .76
                                                           ----------      ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                                 (.52)           (.53)          (.53)          (.55)          (.57)
      From net realized gains                                    (.03)             --             --           (.07)          (.03)
                                                           ----------      ----------     ----------     ----------     ----------
         Total distributions                                     (.55)           (.53)          (.53)          (.62)          (.60)
                                                           ----------      ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                          $    10.80      $    10.86     $    10.13     $    11.10     $    10.55
                                                           ==========      ==========     ==========     ==========     ==========
TOTAL RETURN #                                                   4.63%          12.77%        -3.94%          11.37%          7.37%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                $   51,156      $   50,313     $   58,305     $   59,716     $   44,305
   Ratio of expenses to average net assets(a)                     .51%            .50%           .51%           .50%           .54%
   Ratio of net investment income to average net assets(a)       4.86%           5.08%          4.94%          5.05%          5.38%
   Portfolio turnover rate                                          6%             18%            21%            26%            18%


(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.50, .73% and 4.64%, respectively, for the year ended October 31, 1996; $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992.

#    Total return would have been lower had the advisor not waived expenses. 58

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in nine series:

     - the FREMONT GLOBAL FUND                      - the FREMONT GROWTH FUND
     - the FREMONT INTERNATIONAL GROWTH FUND        - the FREMONT BOND FUND
     - the FREMONT INTERNATIONAL SMALL CAP FUND     - the FREMONT MONEY MARKET FUND
     -  the FREMONT EMERGING MARKETS FUND           - the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
     -  the FREMONT U.S. MICRO-CAP FUND               (the Fremont California Intermediate Tax-Free Fund is
                                                       available only to residents of Arizona, California, Colorado,
                                                       Nevada, New Mexico, Oregon, Texas, Utah and Washington)

     Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

     A.  SECURITY VALUATION
         Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

         Securities in the Fremont Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.  SECURITY TRANSACTIONS
         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
         Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date. The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

     D.  INCOME TAXES
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of Fremont California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

         Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

         Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

         For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1996. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1996 which expire in the years indicated.

             FUND                             AMOUNT           EXPIRES IN
             ----                             ------           ----------
             Emerging Markets                 $84,620              2004
             Bond                             242,923              2004

         Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

     E.  ACCOUNTING ESTIMATES
         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.  FOREIGN CURRENCY TRANSLATION
         The market values of foreign securities, currency holdings, and other assets and liabilities of the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund and the Fremont Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

         For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

         Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain
         (Loss) from Foreign Currency Transactions. These are: currency gain
         (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

         Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

     G.  FORWARD FOREIGN CURRENCY CONTRACTS
         A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

         The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

         In addition, the Fremont Global Fund and the Fremont Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

         The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

At October 31, 1996 the underlying values for open foreign currency contracts were as follows:

                                                                                                                    NET UNREALIZED
                                     SETTLEMENT          TO RECEIVE             INITIAL             CURRENT         APPRECIATION
                                       DATE             (TO DELIVER)             VALUE               VALUE          (DEPRECIATION)
                                       ----             ------------             -----               -----          --------------
           GLOBAL FUND
           Danish Krone ........       11/08/96           35,000,000        $  5,979,840        $  6,009,306        $  29,466
           British Pound .......       11/08/96           (4,600,000)         (7,186,580)         (7,482,820)        (296,240)
           Canadian Dollar .....       11/08/96          (22,000,000)        (16,264,971)        (16,442,451)        (177,480)
           Danish Krone ........       11/08/96          (54,800,000)         (9,380,349)         (9,408,856)         (28,507)
           Dutch Guilder .......       11/08/96           (6,500,000)         (3,783,910)         (3,819,934)         (36,024)
           French Franc ........       11/08/96          (41,000,000)         (7,930,367)         (8,003,279)         (72,912)
           German Deutschemark .       11/08/96          (25,000,000)        (16,329,197)        (16,472,294)        (143,097)
           Irish Punt ..........       11/08/96           (6,000,000)         (9,597,600)         (9,762,600)        (165,000)
           Italian Lira ........       11/08/96       (9,300,000,000)         (6,109,377)         (6,116,811)          (7,434)
           Swedish Krona .......       11/08/96          (49,000,000)          (,392,321)         (7,444,659)         (52,338)
                                                                                                                    ---------
                                                                                                                    $(949,566)
                                                                                                                    =========
          EMERGING MARKETS FUND

          Thai Bhat ............       11/01/96              (95,040)       $     (3,726)       $     (3,726)              --
          Thai Bhat ............       11/04/96             (458,140)            (17,945)            (17,956)       $     (11)
                                                                                                                    ---------
                                                                                                                    $     (11)
                                                                                                                    =========

          BOND FUND
          German Deutschemark ..       01/16/97            3,600,000        $  2,470,152        $  2,390,279        $ (79,873)
          German Deutschemark ..       01/16/97            2,516,000           1,663,691           1,670,540            6,849
          Canadian Dollar ......       01/21/97           (1,000,000)           (744,574)           (749,401)          (4,827)
          Canadian Dollar ......       05/01/97           (1,000,000)           (737,463)           (753,636)         (16,173)
          German Deutschemark ..       12/09/96             (591,840)           (420,565)           (391,999)          28,566
          German Deutschemark ..       01/16/97           (6,116,000)         (4,274,233)         (4,060,819)         213,414
          New Zealand Dollar ...       11/15/96           (3,036,000)         (2,138,255)         (2,140,653)          (2,398)
                                                                                                                    ---------
                                                                                                                    $ 145,558
                                                                                                                    =========

     H.  FUTURES
         A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

         At October 31, 1996, the Fremont Bond Fund had the following futures contracts outstanding:

                                       CONTRACTS  EXPIRATION     INITIAL           CURRENT      NET UNREALIZED
                                        TO BUY      DATE          VALUE             VALUE        APPRECIATION
                                        ------      ----          -----             -----        ------------
          5 yr. U.S. Treasury Note        70       Dec 96       $7,379,531       $7,506,406       $126,875
          10 yr. U.S. Treasury Note       25       Dec 96        2,675,000        2,740,625         65,625
          30 yr. U.S. Treasury Bond       40       Dec 96        4,320,000        4,520,000        200,000
                                                                                                  --------
                                                                                                  $392,500
                                                                                                  ========

         At October 31, 1996, $355,000 par value of U.S. Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

     I.  SECURITIES LENDING
         All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

         The Funds receive a portion of the income earned on the collateral. For the year ended October 31, 1996, transactions in securities lending resulted in fee income to the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund, the Fremont U.S. Micro-Cap Fund and the Fremont Growth Fund of $69,874, $13,799, $1,549, $74, $18,035 and $5,372, respectively.

         The market value of the securities on loan and the collateral balance held by the Funds as of October 31, 1996 were as follows:

                                                    MARKET VALUE   COLLATERAL VALUE
                                                    ------------   ----------------
          Fremont Global Fund ................       $34,688,544       $34,883,640
          Fremont International Growth Fund ..         3,982,079         4,004,476
          Fremont International Small Cap Fund           218,562           219,791
          Fremont Emerging Markets Fund ......            70,920            71,319
          Fremont U.S. Micro-Cap Fund ........        17,727,466        17,827,172
          Fremont Growth Fund ................         6,852,646         6,891,188

     J.  REVERSE REPURCHASE AGREEMENTS
         During the year ended October 31, 1996, the Fremont Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

         Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

         The difference between the selling price and the repurchase price is accounted for as interest expense. At October 31, 1996, outstanding reverse repurchase agreements for the Fremont Bond Fund, which were collateralized by mortgage-backed securities issued by the Government National Mortgage Association, were as follows:

                                      AMOUNT OF REVERSE         INTEREST      MATURITY        COST OF         VALUE OF
                COUNTERPARTY        REPURCHASE AGREEMENTS         RATE          DATE        COLLATERAL       COLLATERAL
                ------------        ---------------------         ----          ----        ----------       ----------
               Morgan Stanley            $3,580,000              5.570%       11/21/96      $3,612,127       $3,722,757

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of Fremont Investors, Inc. (formerly The Fremont Group, Inc.). Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                              ADVISORY FEE                          ADMINISTRATIVE FEE
         Fremont Global Fund                          .60% on all net assets                        .15% on all net assets
         Fremont International Growth Fund           1.50% on all net assets                                --
         Fremont International Small Cap Fund (*)    2.50% on first $30 million                             --
                                                     2.00% on next $70 million                              --
                                                     1.50% on balance over $100 million                     --
         Fremont Emerging Markets Fund (*)           1.00% on all net assets                        .15% on all net assets
         Fremont U.S. Micro-Cap Fund (*)             2.50% on first $30 million                             --
                                                     2.00% on next $70 million                              --
                                                     1.50% on balance over $100 million                     --
         Fremont Growth Fund                          .50% on all net assets                        .15% on all net assets

62

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

         Fremont Bond Fund (*)                        .40% on all net assets                        .15% on all net assets
         Fremont Money Market Fund (*)                .30% on first $50 million                     .15% on all net assets
                                                      .20% on balance over $50 million
         Fremont  California Intermediate             .40% on first $25 million                     .15% on all net assets
            Tax-Free Fund (*)                         .35% on next $25 million
                                                      .30% on next $50 million
                                                      .25% on next $50 million
                                                      .20% on balance over $150 million

(*) The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future.

        For the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund, the Advisor is voluntarily limiting the advisory fee to a reduced rate of 1.50% and 1.98% of net assets, respectively.

        For the Fremont Emerging Markets Fund, the Advisor is voluntarily waiving advisory, 12b-1 and administrative fees and reimbursing all other operating expenses until further notice.

        For the Fremont Bond Fund and the Fremont Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety. For the Fremont California Intermediate Tax-Free Fund, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively.

     Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers under each Fund's Financial Highlights table.

     Under the terms of the Advisory agreements, the Advisor receives a single management fee (i.e., a unitary fee) from the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fremont Emerging Markets Fund has adopted a plan of distribution under which the Fund may directly incur or reimburse the Advisor for certain distribution-related expenses. The maximum amount the Fund is obligated to pay the Advisor is 0.25% of net assets. Payments have been waived by the Advisor in their entirety since the Fund began operations and it is anticipated that the Advisor will continue voluntarily waiving such payments until further notice.

     Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1996, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

     Under the terms of a shareholder services agreement with the Advisor, effective July 1, 1996, the Funds pay the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum per Fund as well as out-of-pocket expenses. Total costs incurred by the Funds in aggregate for the period July 1, 1996 through October 31, 1996 were $97,341, excluding funds under a unitary fee arrangement.

     OTHER RELATED PARTIES

     At October 31, 1996, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                    % OF SHARES OUTSTANDING
                                                    -----------------------
          Fremont Global Fund                                 62%
          Fremont International Growth Fund                   84%
          Fremont International Small Cap Fund                35%
          Fremont Emerging Markets Fund                       91%
          Fremont U.S. Micro-Cap Fund                          6%
          Fremont Growth Fund                                 65%
          Fremont Bond Fund                                   88%
          Fremont Money Market Fund                           82%
          Fremont California Intermediate Tax-Free Fund       65%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc.

3.   ORGANIZATION COSTS
     Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

4. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1996 were as follows:

                                                                             PURCHASES          PROCEEDS
                                                                             ---------          --------
          LONG TERM SECURITIES EXCLUDING U.S. GOVERNMENT SECURITIES:
          Fremont Global Fund                                              $310,032,957       $381,291,526
          Fremont International Growth Fund                                  26,941,395         26,194,733
          Fremont International Small Cap Fund                                8,700,793          4,404,248
          Fremont Emerging Markets Fund                                       2,882,203            119,220
          Fremont U.S. Micro-Cap Fund                                       106,347,944         29,339,100
          Fremont Growth Fund                                                90,939,257         84,017,213
          Fremont Bond Fund                                                   5,692,873         14,997,373
          Fremont California Intermediate Tax-Free Fund                       2,955,196          3,095,906

          LONG TERM U.S. GOVERNMENT SECURITIES:

          Fremont Global Fund                                              $  4,027,412       $ 16,093,607
          Fremont Bond Fund                                                 114,345,636         98,849,763

     Transactions in written put and call options for the year ended October 31, 1996 for the Fremont Bond Fund were as follows:

                                                            AMOUNT OF PREMIUMS  NUMBER OF CONTRACTS
                                                            ------------------  -------------------
          Options outstanding at October 31, 1995                  $ 23,748            70
          Options sold                                               70,996            50
          Options cancelled in closing purchase transactions             --            --
          Options expired prior to exercise                         (23,748)          (70)
          Options exercised                                              --            --
                                                                   --------          ----
          Options outstanding at October 31, 1996                  $ 70,996            50
                                                                   ========          ====

     The following written options were outstanding at October 31, 1996:

                                                            NUMBER OF   EXERCISE   EXPIRATION
                          NAME OF ISSUER                    CONTRACTS    PRICE       DATE              VALUE
                          --------------                    ---------    -----       ----              -----
         PUT OPTIONS:     CME June 97 Eurodollar Futures        50        93.5      06/16/97          $10,000

         CME - Chicago Mercantile Exchange

     The Bond Fund received premiums of $70,996 on these contracts and has an unrealized gain of $60,996. The total notional value underlying these contracts is $50,000,000.

5.   PORTFOLIO CONCENTRATIONS
     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS
     At October 31, 1996, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                                 GROSS AGGREGATE UNREALIZED
                                                                                 --------------------------
                                                                COST           APPRECIATION      DEPRECIATION              NET
                                                                ----           ------------      ------------              ---
        Fremont Global Fund                                 $542,076,336       $39,491,784       $(11,906,181)       $ 27,585,603
        Fremont International Growth Fund                     32,567,672         6,022,606         (3,592,690)          2,429,916
        Fremont International Small Cap Fund                   9,056,967           798,803           (686,499)            112,304
        Fremont Emerging Markets Fund                          3,838,200           188,480           (232,320)            (43,840)
        Fremont U.S. Micro-Cap Fund                          101,238,120        10,665,019        (10,263,709)            401,310
        Fremont Growth Fund                                   73,848,505         5,843,674         (1,358,059)          4,485,615
        Fremont Bond Fund                                     74,533,471         2,446,860           (545,318)          1,901,542
        Fremont Money Market Fund                            328,565,325                --                 --                  --
        Fremont California Intermediate Tax-Free Fund         48,752,558         1,807,498           (107,270)          1,700,228


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FREMONT FUNDS[LOGO]
50 Beale Street, Suite 100
San Francisco, CA 94105

                          FREMONT MUTUAL FUNDS, INC.

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

                                1-800-548-4539

                                    Part B

                      Statement of Additional Information

This Statement of Additional Information concerning the Fremont California Intermediate Tax-Free Fund (the"Fund") of Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Fund. This Statement supplements the Prospectus for the Fund dated March 1, 1997 and should be read in conjunction with that Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is March 1, 1997.


caltfmf.sai
February 27, 1997

                               TABLE OF CONTENTS

                                                                    Page

Investment Objective, Policies and Risk
  Considerations........................................................... 3

Investment Restrictions....................................................12
Investment Company Directors and Officers..................................14
Investment Advisory and Other Services.....................................18
Execution of Portfolio Transactions........................................21
How to Invest..............................................................21
Other Investment and Redemption Services...................................22
Special Tax Considerations.................................................24
Taxes - Mutual Funds.......................................................26
Additional Information.....................................................29
Investment Results........................................................ 31

Information About Fremont Investment Advisors..............................37

Appendix A: Description of Ratings........................................A-1
Appendix B: Annual Report

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The descriptions below are intended to supplement the material in the Prospectus of the Fremont California Intermediate Tax-Free Fund (the "Fund") under "Investment Objective, Policies and Risk Considerations."

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations" below.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL
SECURITIES.


Certain risks are associated with California municipal securities in which the Fund predominantly will invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available prior to the date of this Statement of Additional Information. While the Advisor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. In recent efforts to assist California municipal issuers to raise revenues to pay their bond obligations, the California legislature has passed measures which have provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies, and the assumption of certain local obligations by the State. It is not known whether additional revenue redistribution legislation will be enacted in the future or, if enacted, whether such legislation would provide sufficient revenue to allow such issuers to pay their obligations. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain of the debt obligations held by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation, and to spend such revenues over appropriations limits. Such limits may impair the ability of such issuers to make timely payment on their obligations.

Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties, or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property leased in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for the current fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care, and selective contracting by health insurers for care of their own beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Debt obligations payable solely from revenues of health care institutions may also be insured by the State of California pursuant to a mortgage insurance program operated by the Office of Statewide Health Planning and Development. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations, or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. Reports and studies prepared most recently a decade ago indicated that the reserve fund was under-funded. Moreover, moneys in the reserve fund may be and have been reappropriated by the California Legislature for other purposes in the past, and the California legislature reserves the right to do so in the future. The Investment Company cannot predict what, if any, impact the underfunding of the reserve fund may have on such debt obligations.

Certain debt obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. To limit the creditor's right to obtain a deficiency judgment, one limitation is based on the method of foreclosure, and the second on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. A third statutory provision, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. A fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. Finally, a fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations held by the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or purchases of Futures as an offset against the effect of expected declines in interest rates. (See "Federal Tax Treatment of Interest Rate Futures
Contracts," below.)

The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the

Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

RISKS IN INTEREST RATE FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. There are, for example, numerous such differences between municipal securities and U.S. Treasury Bills. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

FEDERAL TAX TREATMENT OF INTEREST RATE FUTURES CONTRACTS. Except for transactions identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Investment Company's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

The Fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Advisor, be equivalent to the quality standards prescribed for the Fund.

The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets.
Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice.

REDUCTION IN BOND RATING. The Fund may invest in debt securities rated at least BBB or Baa. In the event that the rating for any security held by the Fund drops below the minimum acceptable rating applicable to the Fund, the Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market value of junk bonds tends to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, or to tax exempt securities issued by state governments or political subdivisions thereof.

2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

4. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

6.       Change its status as a non-diversified investment company.

7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

9. Invest in companies for the purpose of exercising control or management.

10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.




13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

15. Acquire securities or assets for which there is no readily available market, or which are illiquid, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets.

16. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

17. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

18. Acquire more than 3% of the outstanding voting securities of any one investment company.

INVESTMENT COMPANY DIRECTORS AND OFFICERS


The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company which established the Fund, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill director vacancies caused by resignation, death or expansion of the Board of Directors. Any director may be removed by vote of holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.


                                                                                                 PRINCIPAL OCCUPATIONS
                                      DATE OF                                                    AND BUSINESS EXPERIENCE
NAME AND ADDRESS                      BIRTH          POSITIONS HELD                              FOR PAST FIVE YEARS


David L. Redo (1)(2)(4)                 9-1-37       Chairman, Chief Executive                   President and Director, Fremont
Fremont Investment, Advisors, Inc.                   Officer and Director                        Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                    Managing Director, Fremont
San Francisco, CA  94105                                                                         Group,  L.L.C. and Fremont
                                                                                                 Investors, Inc.; Director, Sequoia
                                                                                                 Ventures, Sit/Kim International
                                                                                                 Investment Associates, and J.P.
                                                                                                 Morgan Securities Asia.

Michael H. Kosich(1)(2)               3-30-40        President and Director                      10/77 - 7/96
Fremont Investment Advisors, Inc.                                                                Senior Vice President Business
333 Market Street, 26th Floor                                                                    Development, Benham
San Francisco, CA 94105                                                                          Management

Vincent P. Kuhn, Jr.(1)(2)(4)         4-22-32        Executive Vice President                    Executive Vice President and
Fremont Investment Advisors, Inc.                    and Director                                Director, Fremont Investment
333 Market Street, 26th Floor.                                                                   Advisors, Inc.
San Francisco, CA 94105

Richard E. Holmes(3)                  5-14-43        Director                                    Vice President and Director,
P.O. Box 479                                                                                     BelMar Advisors, Inc.
Sanibel, FL 33957                                                                                (marketing firm)

William W. Jahnke(3)                    2-6-44       Director                                    1/96 - Present
Jahnke & Associates                                                                              Chairman, Financial Design
58 Camino del Diablo                                                                             Education Corp.
Orinda, CA  94563                                                                                3/93 - Present
                                                                                                 Principal, Jahnke & Associates
                                                                                                 (Consultants)
                                                                                                 6/83 - 3/93
                                                                                                 Chairman, Board of Directors,
                                                                                                 Vestek Systems, Inc.

Donald C. Luchessa(3)                 2-18-30        Director                                    Principal, DCL Advisory
DCL Advisory                                                                                     (marketer for investment
345 California Street, 10th Fl                                                                   advisors)
San Francisco, CA 94104

David L. Egan(3)                        5-1-34       Director                                    President, Fairfield Capital
Fairfield Capital Associates, Inc.                                                               Associates, Inc.  (an investment
1640 Sylvaner                                                                                    advisor) and Fairfield Capital
St. Helena, CA  94574                                                                            Funding, Inc. (a broker-dealer)

                                                           20




Albert W. Kirschbaum(4)               8-17-38        Senior Vice President                       Senior Vice President and
Fremont Investment Advisors, Inc.                                                                Director, Fremont Investment
333 Market Street, 26th Floor                                                                    Advisors, Inc.
San Francisco, CA  94105

Peter F. Landini(4)                    5-10-51       Senior Vice President                       Senior Vice President and
Fremont Investment Advisors, Inc.                                                                Director, Fremont Investment
333 Market Street, 26th Floor                                                                    Advisors, Inc.
San Francisco, CA 94105

John Kosecoff                         10-29-51       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                    12/93 - 9/96
San Francisco, CA 94105                                                                          Senior Analyst and Portfolio
                                                                                                 Manager, RCM Capital
                                                                                                 Management
                                                                                                 11/92 - 12/93
                                                                                                 Hedge Fund Analyst and Portfolio
                                                                                                 Manager, Omega Advisors
                                                                                                 10/90 - 11/92
                                                                                                 Senior Consumer Sector
                                                                                                 Analyst, Lord Abbett & Co.

William M. Feeney                      3-27-56       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Marycatherine Dwyer                    1-29-63       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Norman Gee                             3-29-50       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Alexandra W. Kinchen(4)                4-25-45       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Andrew L. Pang(4)                      4-15-49       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                                           21




Robert J. Haddick(4)                   2-26-60       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                    Fund Group, Inc.
San Francisco, CA 94105

Tina Thomas                              8-7-49      Vice President, Secretary, and              Vice President and Chief
Fremont Investment Advisors, Inc.                    Chief Compliance Officer                    Compliance Officer,  Fremont
333 Market Street, 26th Floor                                                                    Investment Advisors, Inc.
San Francisco, CA  94105                                                                         9/88 - 5/96
                                                                                                 Chief Compliance Officer and
                                                                                                 Vice President, Bailard, Biehl &
                                                                                                 Kaiser, Inc.; Treasurer, Bailard,
                                                                                                 Biehl & Kaiser International
                                                                                                 Fund Group, Inc. and Bailard,
                                                                                                 Biehl & Kaiser Fund Group;
                                                                                                 Principal, BB&K Fund Services,
                                                                                                 Inc.

Ian R. Stone                          12-16-63       Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Richard G. Thomas                        1-7-57      Senior Vice President                       Vice President, Fremont
Fremont Investment Advisors, Inc.                                                                Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Chantal Gaiddon                        5-13-56       Vice President, Controller                  Vice President and Controller,
Fremont Investment Advisors, Inc.                    and Treasurer                               Fremont Investment Advisors,
333 Market Street, 26th Floor                                                                    Inc.
San Francisco, CA 94105

Gretchen Hollstein                     3-23-67       Vice President                              8/92 - Present
Fremont Investment Advisors, Inc.                                                                Regional Sales Manager,
333 Market Street, 26th Floor                                                                    Fremont Investment Advisors,
San Francisco, CA 94105                                                                          Inc.
                                                                                                 8/90 - 7/92
                                                                                                 Asst. Vice President
                                                                                                 Bank of California

Allyn Hughes                          6-12-60        Vice President                              Vice President, Fremont
Fremont Investment Advisors, Inc.                    Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                                           22




Jill Paiz                             8-13-66        Vice President                              10/95 - Present
Fremont Investment Advisors, Inc.                                                                Vice President and Director
333 Market Street, 26th Floor                                                                    of Communications, Fremont
San Francisco, CA 94105                                                                          Investment Advisors, Inc.
                                                                                                 9/94 - 10/95
                                                                                                 Marketing Consultant
                                                                                                 1/94 - 9/94
                                                                                                 Manager of Marketing
                                                                                                 Consultants, Montgomery
                                                                                                 Asset Management
                                                                                                 11/91 - 1/94
                                                                                                 Marketing Manager, Govett
                                                                                                 Financial Services

Dean Boebinger                        11-21-55       Vice President                              8/92 - Present
Fremont Investment Advisors, Inc.                                                                Regional Sales Manager,
3000 Post Oak Blvd., Suite 100                                                                   Fremont Investment
Houston, TX 77056                                                                                Advisors, Inc.
                                                                                                 3/92 - 7/94
                                                                                                 Certified Financial Planner and
                                                                                                 Account Executive, GNA, Inc.


(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)      Member of the Executive Committee.
(3)      Member of the Audit Committee and the Contracts Committee.
(4)      Member of the Fremont Investment Committee.

During the fiscal year ended October 31, 1996, Richard E. Holmes, William W. Jahnke, and David L. Egan each received $4,500 and Donald C. Luchessa received $3,000 for serving as directors of the Investment Company.

As of December 31, 1996, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.


         INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration of qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

The allocation of general Investment Company expenses among the series of the Investment Company, including the Fund, is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

The directors of the Advisor are David L. Redo, Vincent P. Kuhn,
Jr., Jon S. Higgins, Peter F. Landini and Albert W. Kirschbaum.



As of March 1, 1992, the Advisor is limiting the management fee to 0.30% per annum until further notice. Once waived, fees will not be recouped in the future.

The Investment Advisory and Administration Agreement (the "Advisory Agreement") may be renewed annually provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).


For the fiscal years ended October 31, 1996, 1995, and 1994, the advisory fees (net of voluntary waivers) paid by the Fund to the Advisor were $153,187, $164,416, and $190,766, respectively.

The Advisory Agreement also provides for the payment of an administrative fee to the Advisor at the annual rate of .15% of average net assets. The Advisor is limiting the administrative fee to .005% until further notice. For the fiscal years ended October 31, 1996, 1995, and 1994, the Fund paid to the Advisor administrative fees (net of voluntary waivers) of $2,553, $2,741, and $3,173, respectively.


The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to personally purchase or sell a security. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their securities transactions.


PRINCIPAL UNDERWRITER. The Fund's principal underwriter is Funds Distributor, Inc., Sixty State Street, Boston, Massachusetts 02109 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $75,000 with respect to the fiscal year ended October 31, 1996 for services as Distributor. Additionally, the Distributor received $24,000 in compensation for separate services related to telephone call coverage during the fiscal year ended October 31, 1996.

TRANSFER AGENT. The Advisor is also the Fund's transfer agent and is responsible for maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchases and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other shareholder service functions. The Advisor retains Countrywide Fund Services, Inc. (the "Sub-Transfer Agent") to perform many of these services. The Sub-Transfer Agent is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

For its services as transfer agent, the Advisor receives a monthly fee at the annual rate of $27 per shareholder account from the Fund; provided, however, that the minimum monthly fee paid to the Advisor is $2,000.

In addition, the Sub-Transfer Agent has been retained by the Advisor to assist the Advisor in providing administrative services to the Investment Company. In this capacity, the Sub- Transfer Agent supplies non-investment related regulatory compliance services and executive and administrative services. The Sub-Transfer Agent supervises the preparation of reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. The Advisor (not the Investment Company) pays the Sub-Transfer Agent a monthly fee of $6,500 for these administrative services. For the fiscal year ended October 31, 1996, the Advisor paid the Sub- Transfer Agent $74,000 for administrative services on behalf of all series of the Investment Company.


EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund.

No brokerage commissions have been paid by the Fund during the last three fiscal years.

Subject to the requirement of seeking the best available prices and executions, the Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor for the benefit of the Fund and/or of other accounts served by the Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing the Fund's portfolio.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company or the Advisor, or an affiliated person of such person.


HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share calculated once daily as of the close of trading

(currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed ar par.


Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.


The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption or distribution (dividend or capital gain), the shareholder will receive from the Sub-Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Sub-Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be subject to a $20 charge and will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Sub-Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of
(i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. The Investment Company may suspend redemption privileges with respect to the Fund or postpone the date of payment for more than seven days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),

(2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

SPECIAL TAX CONSIDERATIONS

The percentage of total dividends paid by the Fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. In addition, the Fund must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Fund during the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Internal Revenue Code (the "Code") received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an Alternative Minimum Tax on individuals at a rate of 26% on AMT income up to $175,000 over the exemption amount, and 28% thereafter, and on corporations at a rate of 20%. Further, under the Code corporate shareholders must include all federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

Substantially all "investment company taxable income" earned by the Fund will be distributed to shareholders. In general, the Fund's investment company taxable income will be its taxable income (for example, its interest income on taxable securities and any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund would be taxed on any undistributed investment company taxable income. Since it is intended that any such income will be distributed, it will be taxable to shareholders as ordinary income. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

Generally, taxable dividends are taxable to shareholders at the time they are paid. However, such dividends declared in October, November, and December by a Fund and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year. Each January, stockholders will receive full information, with respect to the previous year on dividends and capital gain distributions for tax purposes, including information such as the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends-received deduction for corporate taxpayers.

The Fund is subject to tax in California on the same basis as under Subchapter M of the Code as described above. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Exempt Securities") or the laws of the United States, the Fund will be qualified to pay dividends exempt from California corporate or personal income tax to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of the Fund's dividends will be exempt from California corporate or personal income tax. Even if the Fund pays California exempt-interest dividends, those dividends will nevertheless be subject to franchise taxes in California.

Not later than 60 days after the close of its taxable year, the Fund will notify each of its shareholders of the portion of the dividends exempt from California corporate or personal income tax paid by the Fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest earned by the Fund during such year on California Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund) that are deemed to have been paid from such interest.

Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California municipal securities for such year in the same ratio as such interest from California Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Securities received by the Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

Long-term and/or short-term capital gain distributions do not constitute California exempt-interest dividends and will be taxable. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for California corporate or personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." The Fund will be treated under the Code as a separate entity, and the Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a "regulated investment company" under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other dispositions of securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Even though the Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

Fund shareholders are required by the Code to report to the Internal Revenue Service all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from taxable net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. While the Fund does not anticipate receiving any dividend income from U.S. corporations, to the extent that it did receive dividends that would qualify for the dividends-received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

NET CAPITAL GAINS. Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains, regardless of the holding period of the shareholders of the Fund's shares. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.


For federal income tax purposes, capital loss carryforwards result when the Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.


NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of the Fund's dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and such shares are held for six months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the amount of such exempt-interest dividend.

Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

The foregoing is a general abbreviated summary of present federal income taxes and California franchise and income taxes on dividends and distribution by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Fund as of October 31, 1996 included herein are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.


LEGAL COUNSEL. The validity of the shares of common stock offered hereby will be passed upon by Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Heller Ehrman White & McAuliffe have acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in nine series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.


CERTAIN SHAREHOLDERS. As of February 7, 1997, the following shareholders are the record owners of more than 5% of the outstanding shares of common stock of the Fund:

BF Fund Limited                                      70.96%
50 Fremont Street, #3600
San Francisco, CA 94105

Willis S. & Marian B. Slusser                         5.79%
200 Deer Valley Road
San Rafael, CA 94903

Charles Schwab & Co., Inc.                            7.87%
101 Montgomery Street
San Francisco, CA 94104

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $4.7 billion of assets and internally manages over $1.9 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

The Fund will generally have lower price volatility than that of mutual funds which invest in longer-term California municipal bonds, and it provides immediate diversification and liquidity in thinly traded municipal bond markets. Hypothetical current yields may be used to calculate hypothetical tax-equivalent yields based on various combined marginal federal and state tax rates for given tax brackets of single and joint filers. The formula used will be as follows: tax equivalent yield = (current yield)/(1-tax rate). The State of California has one of the highest personal income tax rates in the United States.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield, tax-equivalent yield or total return) of the Fund in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                    P(1+T)n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, the Fund will provide lifetime annual average annual total return figures.


The average annual total return for the Fund for the one-year period ending October 31, 1996 was 4.63%, and for the five year period ending October 31, 1996 was 6.27%. The lifetime average annual total return for the Fund as of October 31, 1996 was 6.83%. The Fund will also calculate this return as of the end of each calendar quarter.


The Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[((a-b)/cd + 1)6 - 1]

Where:            a =      dividends and interest earned during the period
                  b =      expenses accrued for the period (net of
                           reimbursements)
                  c =      the average daily number of shares outstanding
                           during the period that were entitled to receive dividends
                  d =      the maximum offering price per share on the last
                           day of the period

The Fund may also calculate a tax-equivalent yield based on a 30-day period, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated personal income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.


The Fund's 30-day yield as of October 31, 1996 was 4.24%. The Fund's tax-equivalent 30-day yield as of October 31, 1996, using a combined marginal effective federal and state personal income tax rate of 46.24%, was 7.89%.


The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of the Fund with, or refer to, the following:

         (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

         (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

         (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

         (4) Lipper California Short-Term Municipal Funds Average, which is an average of municipal mutual funds concentrating their investments in securities which are exempt from California state income taxes. This average is compiled from the Lipper Short-Term Municipal Bond Funds average which restricts inclusion to those funds with an average weighted maturity of no more than 90 days. Most funds restrict their longest maturity to thirteen months.

         (5) Lipper Intermediate Municipal Average, which is an average of municipal mutual funds which restricts their holdings to bonds with maturities between 3 and 10 years.

         (6) Lehman Brothers Municipal Bond Index, which is a widely used index composed of investment quality state and municipal fixed income securities.

         (7) Lehman Brothers Five Year State General Obligation Index, which is a composite measure of total return performance of five year state general obligation bonds. It is a component of the Lehman Brothers Municipal Bond Index.

         (8) Lipper Municipal/California Intermediate Bond Index compiled by Lipper Analytical Services, which is an average of bond funds which are exempt from California state income taxes.

         (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

         (10) 90-day U.S. Treasury Bills Index which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

         (11) Donoghue First Tier Money Fund Average which is an average of the 30-day yield of approximately 250 major domestic money market funds.

         (12) Donoghue Tax-Exempt California Money Fund Average, which is an average of municipal money market funds which concentrate their investments in securities which are exempt from California state income taxes.


Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; Bloomberg, L.P.; Morningstar, Inc.; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan, Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.

The Investment company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, MONEY MAGAZINE, FORBES, THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, FORTUNE, SMART MONEY, BUSINESS WEEK, and BARRON'S.

From time to time, the Investment Company may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson Associates of Chicago, Illinois (Ibbottson) provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk- adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                         FREMONT INVESTMENT ADVISORS

                             INNOVATIVE INVESTMENT
                                MANAGEMENT AND
                               ADVISORY SERVICES

                    A subsidiary of Fremont Investors, Inc.

                              THE FREMONT GROUP

     THE FREMONT GROUP MANAGES OVER $6 BILLION IN FOUR KEY BUSINESS AREAS.

        Fremont Investment Advisors, Inc., (FIA) is a subsidiary of Fremont Investments, Inc., which is affiliated with The Fremont Group. Fremont Investors, Inc. employs over 200 professionals in offices throughout the United States and manages over $6 billion in four key business areas:

        Direct Investments - Fremont holds significant equity positions in companies from a broad range of industries including:

                -       Crown Pacific - timber/lumber

                -       Petro Stopping Centers - full-service truck stops

                -       Trinity Ventures - venture capital

        Real Estate - Fremont Properties, Inc., a subsidiary of Fremont Investors, Inc., acquires and develops commerical, retail and industrial real estate. Fremont Properties also manages over 6 million square feet of real estate in 23 properties across the U.S.

        Energy - Activities of The Fremont Group's energy affiliate, Fremont Energy L.P., include oil and natural gas exploration, and developmment.

        Securities Management - Through its affiliated company, Fremont Investment Advisors, The Fremont Group manages over $4.7 billion in global investment portfolios.

                         FREMONT INVESTMENT ADVISORS

          FREMONT INVESTMENT ADVISORS PROVIDES INVESTMENT MANAGEMENT
            SERVICES TO BOTH INSTITUTIONAL AND INDIVIDUAL CLIENTS.

        Originally organized to manage the marketable securities of Bechtel, Fremont Investment Advisors' professional staff operated for many years within Bechtel's treasury area. In 1986, FIA became a separate organization.

        FIA is a registered investment advisor which provides investment management and advisory services to a variety of clients including:

                -- defined benefit plans

                -- defined contribution plans

                -- foundations and trusts

                -- high net worth individuals

        Major clients include the Bechtel Retirement Plan which has over 15,000 participants and was recently rated as one of the ten best corporate retirement plans in the U.S. by Worth Magazine.


                             FREMONT MUTUAL FUNDS

THE FREMONT FUNDS OFFER INVESTORS NINE NO-LOAD MUTUAL FUNDS IN A WIDE VARIETY
                             OF INVESTMENT AREAS.

Fremont Investment Advisors formed the Fremont Mutual Funds in 1988 at the request of retiring Bechtel employees who were taking their retirement savings out of the Bechtel Retirement Plan. These employees were looking for low cost mutual fund options for their personal investments and retirement plan distributions.

        The Fremont Family of Funds includes nine no-load mutual funds in a variety of investment disciplines. From conservative bond and money market funds to aggressive U.S. micro-cap and international small cap stock funds, Fremont Mutual Funds offer investors a full range of investment options.

                       INNOVATIVE INVESTMENT MANAGEMENT

       FREMONT INVESTMENT ADVISORS UTILIZES BOTH INTERNAL AND EXTERNAL
                       INVESTMENT MANAGEMENT EXPERTISE.


        Fremont Investment Advisors is innovative in its approach to investment management. By combining the talents of both internal and external investment managers, FIA offers the highest quality management in each investment discipline.

        This "hybrid" approach allows FIA to concentrate resources in investment areas where its investment professionals excel. These areas include global asset allocation, economic analysis and the municipal bond market.

        For other specialty investment disciplines, FIA selects external or "outside" managers with excellent long-term performance track records within the institutional marketplace. This close partnership provides smaller institutional and individual investors with access to the investment management expertise usually reserved only for the largest institutional investors.

               FIA's current team of external managers includes:

                            U.S. Stock Investments
                     -- Morgan Grenfell Capital Management

                        International Stock Investments
                          -- Acadian Asset Management
               -- Credit Lyonnais International Asset Management

                               Bond Investments
                   -- Pacific Investment Management Company
                                    (PIMCO)

     FOR MORE INFORMATION ABOUT FREMONT OR THE FREMONT FUNDS, PLEASE CALL
                            800-548-4539 (PRESS 1)


FOR A PROSPECTUS WHICH CONTAINS MORE INFORMATION ABOUT THE FREMONT FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL 800-548-4539 (PRESS 1). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                           THE FREMONT GROUP

                                             ORGANIZATION
                                 |       |       |      |
                                 |       |       |      |
                                 |       |       |      |

                  Direct Investments     |       |      |
                                         |       |      |

                               Real Estate       |      |
                                                 |      |

                                            Energy      |
                                                        |

                                         Securities Management
                                                        |
                                                        |

                                                 Fremont        Fremont
                                                 Investment --  Mutual
                                                 Advisors       Funds

                      APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

Issues rated Prime-2 "have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Issuers rated Prime-3 "have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. "A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety."

A-1 -- "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

A-2 -- "Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

A-3 -- "Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation."

B -- "Issues rated B are regarded as having only an adequate capacity for timely repayment. However, such capacity may be damaged by changing conditions of short-term adversities."

C -- "This rating is assigned to short-term debt obligations with a doubtful capacity for repayment."

D -- "This rating indicates that the issue is either in default or is expected to be in default upon maturity."

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa -- Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa -- High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa -- Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Ba -- "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B -- "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Caa -- "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest."

Ca -- "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

C -- "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP'S rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA -- Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA -- High grade. "Very strong capacity to pay interest and repay principal."

A -- "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB -- "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

BB, B, CCC, CC -- "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

C -- "This rating is reserved for income bonds on which no interest is being paid."

D -- "Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears."

DESCRIPTION OF RATINGS OF NOTES

MOODY'S INVESTORS SERVICE, INC. ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG1/VMIG1 -- Notes bearing this description are of the best quality enjoying strong protection from established cash flow of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG2/VMIG2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG3/VMIG3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

STANDARD & POOR'S RATINGS GROUP'S ratings for state and municipal notes are graded into three categories:

SP-1 -- Notes bearing this designation have a very strong or strong capacity to pay principal and interest.

SP-2 -- Notes bearing this designation have a satisfactory capacity to pay principal and interest.

SP-3 -- Notes bearing this designation have a speculative capacity to pay principal and interest.

                         FREMONT MUTUAL FUNDS, INC.(R)
                         ANNUAL REPORT

                         [GRAPHIC]

                                October 31, 1996

                                                            [FREMONT FUNDS LOGO]

                                  FREMONT FUNDS

         A MESSAGE FROM DAVID L. REDO, CHAIRMAN AND CEO OF FREMONT MUTUAL FUNDS

[PICTURE OF DAVE REDO]

Dear Fellow Shareholder:

  We are pleased to report on the progress of our nine mutual funds and some of the exciting recent developments at our firm.

  First, we would like to formally introduce Fremont Mutual Funds' new President, Michael Kosich. Mike joins us from the Benham Group, where as Senior Vice President and Director of Business Development, he was instrumental in Benham's dramatic growth in the 1980's and 1990's. Mike brings extensive investment experience, industry expertise and, most importantly, commitment to the interests of shareholders of the Fremont Funds to this new position.

  On the performance front, six of the eight Fremont Funds reporting for the full fiscal year exceeded their designated benchmark returns. That is a batting average any mutual fund family would be proud of. Portfolio Managers Bob Kern of Fremont U.S. Micro-Cap Fund and Bill Gross of Fremont Bond Fund deserve special mention. Fremont U.S. Micro-Cap Fund returned 41.46% compared to the Russell 2000's 16.61% gain. We just recently learned that for the two-year period ended November 26, 1996, Fremont U.S. Micro-Cap Fund finished first in Investor Business Daily's growth fund category with a 114% total return. Fremont Bond Fund returned 8.18% versus the Lehman Brothers Aggregate Index's 5.83% gain for fiscal 1996 -- a 40% higher return than this widely followed bond market index.

  As you read through this annual report, you will notice a number of changes in its format. These changes reflect your responses to the questionnaire we sent in our last semi-annual report. We have added a Fund Profile which explains each fund's investment philosophy and methodology in simple straightforward language. This feature will continue in all subsequent reports. We have also asked each of our portfolio managers to discuss one or more current holdings to demonstrate how investment theory is put into practice. Finally, we have put faces to portfolio management names so that you can get to know us better.

  We are pleased with our funds' success in fiscal 1996, but are reminded of the many challenges that face us in the year ahead. We are ever mindful of our mandate -- to preserve and enhance the assets you have entrusted to us. We pledge our very best efforts on your behalf.

Sincerely,

/s/ David L. Redo

David L. Redo
Chairman & CEO

                                  FREMONT FUNDS

TABLE OF CONTENTS

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund..................................... 2
Fremont International Growth Fund....................... 5
Fremont International Small Cap Fund.................... 8
Fremont Emerging Markets Fund.......................... 11
Fremont U.S. Micro-Cap Fund............................ 14
Fremont Growth Fund.................................... 16
Fremont Bond Fund...................................... 18
Fremont Money Market Fund.............................. 20
Fremont California Intermediate Tax-Free Fund.......... 22
Auditor's Opinion...................................... 24

STATEMENTS OF INVESTMENTS

Fremont Global Fund.................................... 25
Fremont International Growth Fund...................... 30
Fremont International Small Cap Fund................... 32
Fremont Emerging Markets Fund.......................... 35
Fremont U.S. Micro-Cap Fund............................ 36
Fremont Growth Fund.................................... 38
Fremont Bond Fund...................................... 40
Fremont Money Market Fund.............................. 42
Fremont California Intermediate Tax-Free Fund.......... 44

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities................... 46
Statements of Operations............................... 48
Statements of Changes in Net Assets.................... 50

FINANCIAL HIGHLIGHTS................................... 54

NOTES TO FINANCIAL STATEMENTS.......................... 59

                                  FREMONT FUNDS

FREMONT GLOBAL FUND

The Fremont Asset Allocation Committee, Portfolio Managers for Fremont Global Fund Dave Redo, Pete Landini, Bob Haddick, Sandie Kinchen, Vince Kuhn

[FUND PROFILE]

Fremont Global Fund offers conservative investors a truly balanced approach to global investing. The Fund management team understands and appreciates both the reward potential and perhaps more importantly, the risks of global investing. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks total returns equaling at least 80% of the global equities markets with only half of the downside risk as measured by portfolio beta.

  The Fund's five-member portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data are examined to determine the most advantageous mix of stocks and bonds. Finally, individual stocks are selected from those industry groups with the best earnings growth potential. Fund management favors large, financially healthy companies with consistent earnings records. Individual bonds are chosen based on credit quality and opportunistic pricing.

[PHOTO OF A MEETING]

The Fremont Asset Allocation Committee Vince Kuhn, Sandie Kinchen, Dave Redo, Bob Haddick, Pete Landini

  Global investing demands truly professional management. The Fund's portfolio management team collectively has over 100 years of global investing experience.

FREMONT GLOBAL FUND INVESTMENT RETURNS

FREMONT MUTUAL FUNDS
GROWTH OF $10,000 CHART

                                                          LEHMAN BROS                               SAL NON-US BOND
              FREMONT GLOBAL FUND       S&P500            COPR/GOVT INTER                EAFE       INDEX 100% HEDGED
             ---------------------  -----------------    -----------------    ------------------    -----------------
18-NOV-88              $10,000                $10,000              $10,000               $10,000              $10,000
30-NOV-88     0.40%    $10,040       2.81%    $10,281    -0.34%     $9,966      1.61%    $10,161     0.04%    $10,004
31-DEC-88     0.83%    $10,123       1.81%    $10,467     0.09%     $9,975      0.56%    $10,218     0.80%    $10,084
31-JAN-89     2.88%    $10,415       7.22%    $11,223     1.05%    $10,080      1.76%    $10,398     0.56%    $10,141
28-FEB-89    -0.87%    $10,325      -2.48%    $10,944    -0.42%    $10,037      0.51%    $10,451    -0.84%    $10,055
31-MAR-89     1.75%    $10,506       2.34%    $11,201     0.43%    $10,081     -1.96%    $10,246     0.69%    $10,125
30-APR-89     1.63%    $10,677       5.15%    $11,777     2.00%    $10,282      0.93%    $10,341     0.97%    $10,223
31-MAY-89     1.41%    $10,828       4.05%    $12,254     1.98%    $10,486     -5.44%     $9,779     0.05%    $10,228
30-JUN-89     0.46%    $10,878      -0.55%    $12,187     2.52%    $10,750     -1.68%     $9,614     0.87%    $10,317
31-JUL-89     4.72%    $11,391       8.98%    $13,281     2.05%    $10,970     12.56%    $10,822     2.18%    $10,542
31-AUG-89     1.06%    $11,512       1.93%    $13,538    -1.29%    $10,829     -4.50%    $10,335     0.09%    $10,551
30-SEP-89    -0.44%    $11,462      -0.39%    $13,485     0.47%    $10,880      4.56%    $10,806    -0.53%    $10,495
31-OCT-89    -0.79%    $11,371      -2.36%    $13,167     2.12%    $11,110     -4.02%    $10,371    -0.06%    $10,489
30-NOV-89     1.30%    $11,519       2.07%    $13,439     0.95%    $11,216      5.03%    $10,893    -0.23%    $10,465
31-DEC-89     1.88%    $11,735       2.37%    $13,758     0.28%    $11,247      3.69%    $11,295     0.33%    $10,500
31-JAN-90    -3.09%    $11,373      -6.71%    $12,835    -0.64%    $11,175     -3.73%    $10,874    -1.98%    $10,292
28-FEB-90    -0.37%    $11,331       1.29%    $13,000     0.37%    $11,217     -6.97%    $10,116    -1.49%    $10,138
31-MAR-90     0.38%    $11,373       2.62%    $13,341     0.13%    $11,231    -10.42%     $9,062    -0.05%    $10,133
30-APR-90    -1.50%    $11,203      -2.48%    $13,010    -0.35%    $11,192     -0.79%     $8,990    -0.08%    $10,125
31-MAY-90     5.42%    $11,810       9.75%    $14,278     2.20%    $11,438     11.41%    $10,016     2.48%    $10,376
30-JUN-90     0.27%    $11,842      -0.69%    $14,180     1.34%    $11,591     -0.88%     $9,928     0.52%    $10,430
31-JUL-90     0.72%    $11,927      -0.32%    $14,134     1.39%    $11,753      1.41%    $10,068     0.39%    $10,471
31-AUG-90    -4.91%    $11,341      -9.04%    $12,857    -0.41%    $11,704     -9.71%     $9,090    -1.35%    $10,330
30-SEP-90    -4.13%    $10,873      -4.92%    $12,224     0.77%    $11,795    -13.94%     $7,823    -0.56%    $10,272
31-OCT-90     1.82%    $11,070      -0.37%    $12,179     1.16%    $11,931     15.59%     $9,042     2.87%    $10,567
30-NOV-90     2.52%    $11,349       6.43%    $12,961     1.52%    $12,112     -5.90%     $8,509     1.64%    $10,740
31-DEC-90     1.57%    $11,527       2.75%    $13,318     1.37%    $12,278      1.62%     $8,647     1.00%    $10,847
31-JAN-91     2.34%    $11,797       4.42%    $13,907     1.02%    $12,403      3.23%     $8,926     1.90%    $11,053
28-FEB-91     4.00%    $12,270       7.16%    $14,902     0.80%    $12,501     10.72%     $9,883     1.47%    $11,216
31-MAR-91     0.37%    $12,315       2.37%    $15,255     0.68%    $12,586     -6.00%     $9,290     0.05%    $11,221
30-APR-91     0.46%    $12,371       0.28%    $15,297     1.09%    $12,724      0.98%     $9,381     0.49%    $11,276
31-MAY-91     1.91%    $12,607       4.30%    $15,955     0.61%    $12,802      1.04%     $9,479     0.59%    $11,343
30-JUN-91    -2.77%    $12,258      -4.56%    $15,228     0.07%    $12,811     -7.35%     $8,782    -0.54%    $11,282
31-JUL-91     2.75%    $12,596       4.68%    $15,940     1.12%    $12,954      4.91%     $9,213     0.91%    $11,384
31-AUG-91     1.70%    $12,810       2.35%    $16,315     1.91%    $13,202     -2.03%     $9,026     1.29%    $11,531
30-SEP-91     0.79%    $12,911      -1.65%    $16,046     1.72%    $13,429      5.64%     $9,535     1.63%    $11,719
31-OCT-91     1.50%    $13,105       1.33%    $16,259     1.14%    $13,582      1.42%     $9,671     0.71%    $11,802
30-NOV-91    -1.78%    $12,872      -4.03%    $15,604     1.15%    $13,738     -4.67%     $9,219     0.32%    $11,840
31-DEC-91     6.24%    $13,676      11.42%    $17,386     2.44%    $14,073      5.16%     $9,695     1.78%    $12,051
31-JAN-92    -0.59%    $13,595      -1.85%    $17,064    -0.91%    $13,946     -2.14%     $9,488     0.84%    $12,152
29-FEB-92     1.12%    $13,747       1.28%    $17,282     0.39%    $14,001     -3.58%     $9,148     0.33%    $12,192
31-MAR-92    -2.04%    $13,466      -1.95%    $16,945    -0.39%    $13,946     -6.60%     $8,544    -0.57%    $12,123
30-APR-92     0.26%    $13,501       2.92%    $17,440     0.88%    $14,068      0.48%     $8,585     0.31%    $12,160
31-MAY-92     2.01%    $13,773       0.53%    $17,533     1.55%    $14,286      6.69%     $9,160     1.08%    $12,292
30-JUN-92    -0.86%    $13,655      -1.46%    $17,277     1.48%    $14,498     -4.74%     $8,726     0.41%    $12,342
31-JUL-92     1.13%    $13,808       4.04%    $17,975     1.99%    $14,786     -2.56%     $8,502     0.70%    $12,428
31-AUG-92     0.26%    $13,844      -2.02%    $17,612     1.00%    $14,934      6.27%     $9,035     0.32%    $12,468
30-SEP-92     0.86%    $13,964       1.15%    $17,815     1.36%    $15,138     -1.98%     $8,856     1.64%    $12,673
31-OCT-92     0.51%    $14,035       0.36%    $17,879    -1.30%    $14,941     -5.25%     $8,392     1.71%    $12,889
30-NOV-92     1.30%    $14,218       3.37%    $18,482    -0.38%    $14,884      0.94%     $8,471     0.04%    $12,895
31-DEC-92     1.20%    $14,389       1.30%    $18,722     1.34%    $15,083      0.52%     $8,515     0.95%    $13,017
31-JAN-93     0.43%    $14,450       0.73%    $18,858     1.94%    $15,375     -0.01%     $8,514     1.05%    $13,154
28-FEB-93     1.10%    $14,609       1.36%    $19,115     1.58%    $15,618      3.02%     $8,771     1.83%    $13,395
31-MAR-93     2.10%    $14,916       2.15%    $19,527     0.40%    $15,681      8.72%     $9,536    -0.28%    $13,358
30-APR-93     0.16%    $14,940      -2.45%    $19,049     0.80%    $15,806      9.49%    $10,441    -0.05%    $13,351
31-MAY-93     0.99%    $15,089       2.67%    $19,558    -0.22%    $15,771      2.11%    $10,662     0.48%    $13,416
30-JUN-93     0.82%    $15,212       0.33%    $19,623     1.57%    $16,019     -1.56%    $10,495     1.86%    $13,666
31-JUL-93     1.38%    $15,423      -0.49%    $19,526     0.24%    $16,058      3.50%    $10,863     1.12%    $13,819
31-AUG-93     3.07%    $15,896       3.78%    $20,263     1.59%    $16,313      5.40%    $11,449     1.97%    $14,091
30-SEP-93     1.25%    $16,095      -0.74%    $20,114     0.41%    $16,381     -2.25%    $11,192     0.67%    $14,185
31-OCT-93     2.47%    $16,493       2.05%    $20,527     0.27%    $16,425      3.08%    $11,536     1.30%    $14,369
30-NOV-93    -0.99%    $16,330      -0.90%    $20,342    -0.56%    $16,333     -8.74%    $10,528     0.84%    $14,490
31-DEC-93     5.38%    $17,209       1.23%    $20,592     0.46%    $16,408      7.22%    $11,288     1.88%    $14,763
31-JAN-94     1.32%    $17,436       3.36%    $21,284     1.11%    $16,590      8.45%    $12,242    -0.77%    $14,650
28-FEB-94    -2.83%    $16,944      -2.71%    $20,707    -1.48%    $16,344     -0.28%    $12,208    -1.96%    $14,362
31-MAR-94    -4.10%    $16,249      -4.34%    $19,808    -1.65%    $16,075     -4.31%    $11,683    -0.62%    $14,273
30-APR-94     0.39%    $16,312       1.29%    $20,064    -0.68%    $15,965      4.24%    $12,178    -0.55%    $14,194
31-MAY-94     0.39%    $16,375       1.63%    $20,392     0.07%    $15,976     -0.57%    $12,108    -0.77%    $14,084
30-JUN-94    -1.08%    $16,198      -2.47%    $19,887     0.01%    $15,978      1.41%    $12,279    -1.09%    $13,930
31-JUL-94     1.95%    $16,514       3.31%    $20,545     1.44%    $16,208      0.96%    $12,397     0.69%    $14,026
31-AUG-94     2.83%    $16,982       4.07%    $21,381     0.31%    $16,259      2.37%    $12,691    -0.95%    $13,893
30-SEP-94    -2.16%    $16,615      -2.42%    $20,864    -0.92%    $16,109     -3.15%    $12,291     0.30%    $13,934
31-OCT-94     0.99%    $16,780       2.30%    $21,344    -0.01%    $16,108      3.33%    $12,700     0.34%    $13,982
30-NOV-94    -1.98%    $16,447      -3.67%    $20,560    -0.45%    $16,035     -4.81%    $12,089     1.30%    $14,163
31-DEC-94     0.26%    $16,491       1.47%    $20,862     0.35%    $16,091      0.63%    $12,166     0.04%    $14,169
31-JAN-95    -1.09%    $16,310       2.59%    $21,403     1.68%    $16,362     -3.84%    $11,699     1.06%    $14,319
28-FEB-95     1.26%    $16,516       3.87%    $22,231     2.07%    $16,700     -0.29%    $11,665     1.27%    $14,501
31-MAR-95     2.19%    $16,877       2.96%    $22,889     0.57%    $16,795      6.24%    $12,392     2.21%    $14,821
30-APR-95     2.14%    $17,238       2.95%    $23,564     1.24%    $17,004      3.76%    $12,858     1.60%    $15,059
31-MAY-95     3.56%    $17,851       3.96%    $24,498     3.02%    $17,517     -1.19%    $12,705     3.20%    $15,540
30-JUN-95     1.17%    $18,060       2.35%    $25,073     0.67%    $17,635     -1.75%    $12,483    -0.15%    $15,517
31-JUL-95     3.03%    $18,608       3.33%    $25,908     0.01%    $17,636      6.23%    $13,261     1.19%    $15,702
31-AUG-95    -0.21%    $18,568       0.23%    $25,968     0.91%    $17,797     -3.81%    $12,756     0.71%    $15,813
30-SEP-95     1.56%    $18,858       4.17%    $27,051     0.72%    $17,925      1.95%    $13,004     1.64%    $16,073
31-OCT-95     0.35%    $18,924      -0.28%    $26,975     1.11%    $18,124     -2.69%    $12,654     1.04%    $16,240
30-NOV-95     1.47%    $19,204       4.40%    $28,161     1.31%    $18,361      2.78%    $13,006     2.04%    $16,571
31-DEC-95     2.42%    $19,669       1.85%    $28,683     1.05%    $18,554      4.03%    $13,530     0.84%    $16,710
31-JAN-96     3.18%    $20,294       3.44%    $29,669     0.86%    $18,714      0.41%    $13,586     1.11%    $16,896
29-FEB-96    -0.34%    $20,225       0.96%    $29,955    -1.17%    $18,495      0.34%    $13,632    -1.12%    $16,707
31-MAR-96     0.34%    $20,294       0.96%    $30,244    -0.51%    $18,401      2.12%    $13,921     0.97%    $16,869
30-APR-96     2.12%    $20,725       1.47%    $30,688    -0.35%    $18,336      2.91%    $14,326     0.98%    $17,034
31-MAY-96     0.68%    $20,865       2.58%    $31,480    -0.08%    $18,321     -1.84%    $14,063     0.05%    $17,042
30-JUN-96     0.67%    $21,006       0.38%    $31,599     1.06%    $18,516      0.56%    $14,141     0.83%    $17,184
31-JUL-96    -2.61%    $20,458      -4.42%    $30,203     0.30%    $18,571     -2.92%    $13,728     0.67%    $17,299
31-AUG-96     1.31%    $20,727       2.11%    $30,840     0.08%    $18,586      0.22%    $13,759     0.76%    $17,430
30-SEP-96     3.21%    $21,392       5.63%    $32,576     1.39%    $18,844      2.66%    $14,125     2.02%    $17,783
31-OCT-96     0.60%    $21,520       2.76%    $33,475     1.77%    $19,178     -1.00%    $13,983     1.64%    $18,074
                       110.06%      10.24%      $2.16    16.31%      $0.85      8.43%      $0.41     4.66%      $0.72


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index (currency hedged), or the Lehman Bros. Intermediate Government/Corporate Bond Index.

                                  FREMONT FUNDS

                               FREMONT GLOBAL FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA.............................   2.9%
EUROPE.............................  17.6%
UNITED STATES......................  62.4%
JAPAN..............................   4.1%
EMERGING MARKETS--LATIN AMERICA....   0.3%
PACIFIC RIM........................   8.3%
EMERGING MARKETS--OTHER............   4.3%


TO OUR SHAREHOLDERS

  In second half fiscal 1996, ended October 31, 1996, Fremont Global Fund returned 3.84% compared to the Lipper Global Flexible Fund Average's 5.48%. For full fiscal year 1996, the Fund returned 13.7% versus the Average's 13.6%.

  The Fund's overweighting in European, Canadian and Australian bonds and our 9.8% portfolio position in Asian (except Japan) stocks aided performance. The Fund's relatively high (on average 20-25%) cash position restrained returns.

  The Fund's larger than normal cash holdings reflected our concern that strong global economic growth would lead to higher inflation and interest rates, thereby increasing financial market risk. Based on economic data released in early November which indicate more moderate global economic expansion, low inflation and stable-to-declining interest rates, we are now comfortable putting more money to work in global stock and bond markets.

  In the U.S. stock market, we see attractive, albeit less robust, return potential. We are forecasting corporate earnings to be up 5% to 10% in the coming year. We doubt stocks will experience the price/earnings multiple expansion witnessed in 1996. But, stock market gains in the high single digits are achievable. With inflationary fear subsiding, U.S. bonds should have a yield-like return with little net price movement in the coming 12 months.

  In Europe, central banks should continue to keep interest rates low. We believe these low rates will finally induce some broad-based economic momentum (2 - 2.5% GDP growth). With high unemployment and low industrial capacity utilization rates, European economies have a lot of room to grow before rekindling any inflationary pressure. The European monetary union should be particularly beneficial to countries like Spain, Portugal and Italy, whose volatile currencies have restrained economic growth and foreign investment. We will continue to focus our attention on these markets.

  The Japanese economy should continue its modest expansion. But, an increase in the consumption tax scheduled for April 1997 and long-term structural problems in the banking sector make us neutral on the Japanese stock market. Extremely low yields on Japanese bonds eliminate them from serious consideration.

  The robust long-term economic growth prospects for Southeast Asian countries makes this region an attractive investment arena. Substantial declines in Thailand, Singapore, and Korea have wrung the speculative excess out of these stock markets, and created some very appealing funda-

                                                           (continued on page 4)

                                 FREMONT FUNDS

THE CHANGING FREMONT GLOBAL FUND ASSET MIX

                                 ASSET MIX       ASSET MIX      ASSET MIX

         ASSET CLASS             11/30/96        10/31/96       10/31/95

         STOCKS
          U.S                      38%             30%             35%
          FOREIGN                  25%             22%             35%
                                  ---             ---             ---
         TOTAL STOCKS              63%             52%             70%

         BONDS
          U.S                       7%              6%             10%
          FOREIGN                  17%             16%             15%
                                  ---             ---             ---

         TOTAL BONDS               24%             22%             25%

         CASH RESERVES             13%             26%              5%
         -------------------------------------------------------------
         TOTAL                    100%            100%            100%


mental values. The decent returns of emerging market indices, up around 10% in 1996, have restored international investor confidence, and with the U.S. and many European stock markets at record levels, we could see a very favorable flow of funds into Pacific Rim equities markets in the year ahead. Over the next several months, we plan to invest some of the Fund's cash reserves into carefully selected Southeast Asian stocks.

  Next we would like to briefly discuss some of the global equities that appear particularly compelling today. Since things can change rapidly in the financial markets, it should be noted that the following stocks may or may not be portfolio holdings at the time you read this report.

  When Hong Kong is officially handed over to China on June 30, 1997, the great uncertainty that has restrained the market in recent years will finally subside. Citic Pacific will be the most direct beneficiary of the changing of the guard. A publicly-held company, Citic Pacific is essentially the investment arm of the Chinese central government. It is aggressively investing in Hong Kong commercial real estate, transportation systems and finance companies. Citic is going to replace the British trading companies that have dominated the Hong Kong economy for a century. The company will make money in Hong Kong and be one of the biggest commercial conduits to mainland China. Citic is not a monopoly, but it is going to be one of the biggest and most influential players in the region.

    With its recent acquisition of Morton Thiokol's auto airbag business, Sweden's Autoliv is now the world's largest player in what will continue to be a great growth industry. Over the next several years, global auto manufacturers will be adding front passenger side airbags in their mid-price lines. Many will follow Volvo and Mercedes' lead by adding side impact airbags to their luxury lines. This translates into incremental revenues and earnings for dominant market share companies like Autoliv.

  We are pleased to have modestly exceeded our performance benchmark in fiscal 1996 despite the portfolio's relatively large cash holdings. Based on better-than-expected news on the global inflation and interest rate fronts, we will be more fully invested in the year ahead. We expect decent absolute returns from global stock and bond markets in general and particularly good relative returns from our investments in Southeast Asia. We remain confident the Fund will continue to produce attractive risk-adjusted returns in global financial markets.

  Sincerely,

/s/Dave Redo                    /s/Pete Landini
/s/Robert L. Haddick            /s/Sandie Kinchen
/s/Vince Kuhn

  The Fremont Asset Allocation Committee
  Portfolio Managers
  Fremont Global Fund

                                  FREMONT FUNDS

FREMONT INTERNATIONAL GROWTH FUND

Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF ANDREW PANG]
[FUND PROFILE]

  Fremont International Growth Fund invests in international stocks with superior earnings growth potential. Approximately 40 percent of the portfolio is generally invested in European stock markets, with the balance devoted to Asian markets including Japan.

    First, fund management employs a top-down approach -- factoring in economic growth potential, corporate earnings outlook, market valuations, political and currency stability, and inflation and interest rate trends -- in making country asset allocation decisions. Then, within each country, the Fund focuses on those industry groups providing essential products and services -- consumer basics, banking, telecommunications, information technology, power generation, health care and infrastructure. The Fund favors dominant market share companies (in some cases monopolies) most likely to produce consistent earnings growth.

  Portfolio Manager Andrew L. Pang is a Chinese American with strong cultural ties and investment research contacts in Asia. He travels globally on a regular basis meeting with research analysts and directly with corporate management to identify investment opportunities.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont International Growth Fund returned -4.06% compared to -2.39% for the Europe, Australia, and Far East
(EAFE) Index. For full fiscal year 1996, the Fund gained 7.07% versus EAFE's 10.51%.

  Feathers in our cap for the second fiscal half include our overweighting in Hong Kong (7.5% compared to EAFE's 3.5%), and our underweighting in Japan (23.5% versus EAFE's 40%). The Hong Kong stock market rose to record highs recently, and over the last six months the Japanese stock market as measured by the MSCI was off 16.02% including yen-to-dollar currency translation. Black eyes for the portfolio included an overweighting in other Southeast Asian markets, which performed poorly

                                                           (continued on page 6)

FREMONT INTERNATIONAL GROWTH FUND INVESTMENT RETURNS

       FREMONT INT'L GROWTH FUND            EAFE
             -----------------    --------------
01-MAR-94              $10,000           $10,000
31-MAR-94    -3.66%     $9,634    -4.31%  $9,569
30-APR-94     0.33%     $9,666     4.24%  $9,975
31-MAY-94     0.11%     $9,676    -0.57%  $9,918
30-JUN-94    -1.94%     $9,488     1.41% $10,058
31-JUL-94     2.42%     $9,718     0.96% $10,155
31-AUG-94     4.73%    $10,178     2.37% $10,395
30-SEP-94    -1.44%    $10,031    -3.15% $10,068
31-OCT-94     1.98%    $10,230     3.33% $10,403
30-NOV-94    -4.80%     $9,739    -4.81%  $9,903
31-DEC-94    -0.51%     $9,689     0.63%  $9,965
31-JAN-95    -6.90%     $9,020    -3.84%  $9,582
28-FEB-95     1.97%     $9,198    -0.29%  $9,555
31-MAR-95     2.05%     $9,386     6.24% $10,151
30-APR-95     3.34%     $9,699     3.76% $10,533
31-MAY-95     2.59%     $9,950    -1.19% $10,407
30-JUN-95     2.10%    $10,159    -1.75% $10,225
31-JUL-95     5.66%    $10,734     6.23% $10,862
31-AUG-95    -2.43%    $10,473    -3.81% $10,448
30-SEP-95     0.70%    $10,546     1.95% $10,652
31-OCT-95    -2.87%    $10,243    -2.69% $10,366
30-NOV-95    -0.93%    $10,148     2.78% $10,654
31-DEC-95     2.36%    $10,387     4.03% $11,083
31-JAN-96     3.45%    $10,746     0.41% $11,129
29-FEB-96     1.57%    $10,915     0.34% $11,166
31-MAR-96     0.77%    $10,999     2.12% $11,403
30-APR-96     3.93%    $11,431     2.91% $11,735
31-MAY-96    -0.92%    $11,326    -1.84% $11,519
30-JUN-96     1.68%    $11,516     0.56% $11,584
31-JUL-96    -5.22%    $10,915    -2.92% $11,245
30-AUG-96     1.74%    $11,104     0.22% $11,270
30-SEP-96     2.37%    $11,368     2.66% $11,570
31-OCT-96    -3.53%    $10,967    -1.00% $11,454
                        15.16%     6.24%  15.84%    6.50%



*  Unannualized

+ Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

                                  FREMONT FUNDS

                        FREMONT INTERNATIONAL GROWTH FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA...........................   0.3%
UNITED KINGDOM...................   8.4%
CONTINENTAL EUROPE...............  31.0%
UNITED STATES....................   3.5%
JAPAN............................  23.5%
HONG KONG/SINGAPORE/MALAYSIA.....  11.2%
OTHER EMERGING MARKETS:
  INCLUDING THAILAND, INDONESIA,
  THE PHILIPPINES, TAIWAN AND
  SOUTH KOREA....................  18.9%
AUSTRALIA/NEW ZEALAND............   3.2%


relative to European markets. We are currently seeing a rebound in some of these markets. Portfolio performance was also restrained by our underweighting in the United Kingdom (8.4% versus EAFE's 16%), even though our UK stocks outperformed the UK index 16% to 14%.

  Looking ahead, we believe our overweighting in Hong Kong in particular and Southeast Asia in general will serve us well. We are forecasting 6 - 8% real GDP growth in Southeast Asia compared to 2 - 2.5% growth in Europe. In addition, after three years of lackluster performance relative to European stock markets, Southeast Asian stock market valuations are more than reasonable. Our current asset allocation of approximately 54% in Asia (23.5% in Japan and 30% spread out among eight other Southeast Asian markets), and about 40% in Europe, reflects our expectations for much better relative returns for Southeast Asian stocks.

  Bearing in mind we are committed to no stock forever, let's talk about a few of our current favorites. Datacraft Asia (Singapore) is in the information technology upgrade business serving companies throughout Southeast Asia. They have developed a particularly promising niche in China, where they recently received six contracts to upgrade telecommunications systems in corporate regional offices. We are looking for 30 - 35% earnings growth in the next two years. This rapid earnings growth could be extended well into the future if Datacraft can further expand its presence in China.

  In the United Kingdom, we have found an intriguing monopolistic company. Railtrack, created via an initial public offering in May 1996, is part of the privatization of the United Kingdom's transportation system. Railtrack owns all the railroad infrastructure and is paid by railroad companies to maintain and improve railway tracks and station

                                  FREMONT FUNDS

houses throughout the country. Because of long-term contracts with the railroad companies, Railtrack's revenues are very predictable. The company is now in the process of aggressively cutting costs, which will improve margins and earnings. Railtrack stock has performed well and we believe it will continue to rise on accelerating earnings.

  Going forward, we believe our commitment to Southeast Asian markets will be more adequately rewarded. Our focus on dominant market share essential service companies should continue to contribute to our stock-picking success. We thank you for your appreciation of our investment discipline and look forward to a financially rewarding year ahead.

  Sincerely,

  /s/Andrew L. Pang

  Andrew L. Pang
  Portfolio Manager

  Fremont International Growth Fund

                        FREMONT INTERNATIONAL GROWTH FUND
                    SECTOR ALLOCATION AS OF OCTOBER 31, 1996
                     SHORT TERM SECURITIES            (3.6%)
                     TECHNOLOGY                      (14.1%)
                     FINANCIAL SERVICES              (11.4%)
                     HEALTH CARE                     (10.6%)
                     UTILITIES                        (8.0%)
                     CONSUMER NON-DURABLES            (7.0%)
                     CONSUMER SERVICES                (6.7%)
                     CAPITAL GOODS                    (6.6%)
                     CONSUMER DURABLES                (6.6%)
                     OTHER                           (25.4%)

                                  FREMONT FUNDS

FREMONT INTERNATIONAL SMALL CAP FUND

Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.

[PHOTO OF GARY BERGSTROM]
[FUND PROFILE]

  Fremont International Small Cap Fund's investment thesis is simple: extensive statistical evidence shows that superior long-term returns are achieved by investing in fundamentally undervalued small company stocks. The Fund's Sub-Advisor, Acadian Asset Management, Inc., has a unique financial database of approximately 20,000 companies in over 50 countries. This database includes up to 25 years of historical earnings, dividends, book values, stock prices, country indices, and inflation and interest rate statistics for individual countries.

  After screening stocks through numerous fundamental value models, country and currency valuation is factored in, producing a relative attractiveness ranking ("alpha ranking") for all the stocks in this extensive global universe. The Fund invests in those highly ranked stocks judged to have above average performance potential. Country diversification is maintained to reduce portfolio risk.

  Portfolio Manager Dr. Gary L. Bergstrom, (President and Chief Investment Officer of the Fund's Sub-Advisor, Acadian Asset Management, Inc.) has more than 25 years of professional investment experience in global markets. He has personally developed many of the quantitative techniques employed in Acadian's valuation models.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont International Small Cap Fund was down 1.3% compared to the Salomon Brothers Extended Market Index of Europe and Pacific Countries' (EMI EPAC) loss of 3.4%. For the full fiscal year, the Fund gained 13.7% versus EMI EPAC's 12.8%. The Fund outperformed the Lipper International Small Company Average by 0.6% for the year.

  In the second half of fiscal 1996, the Fund achieved superior relative returns from Japanese stocks, as signs of economic recovery boosted the smaller, economically-sensitive companies in the

 FREMONT INTERNATIONAL SMALL CAP FUND INVESTMENT RETURNS

          FREMONT INTERNATIONAL SMALL CAP FUND   SOLOMON EMI INDEX
          ------------------------------------   -----------------
30-JUN-94                   $10,000                   $10,000
31-JUL-94          1.30%    $10,130     1.14%         $10,114
31-AUG-94          2.37%    $10,370     1.06%         $10,221
30-SEP-94         -4.34%     $9,920    -2.86%          $9,929
31-OCT-94         -0.60%     $9,860     1.81%         $10,109
30-NOV-94         -5.58%     $9,310    -6.24%          $9,478
31-DEC-94         -3.11%     $9,020     1.34%          $9,605
31-JAN-95         -5.32%     $8,540    -3.25%          $9,293
28-FEB-95         -0.94%     $8,460    -1.46%          $9,157
31-MAR-95          2.25%     $8,650     4.25%          $9,546
30-APR-95          3.47%     $8,950     3.00%          $9,833
31-MAY-95          2.57%     $9,180    -1.75%          $9,660
30-JUN-95         -0.98%     $9,090    -1.23%          $9,542
31-JUL-95          5.61%     $9,600     5.83%         $10,098
31-AUG-95         -2.19%     $9,390    -2.53%          $9,842
30-SEP-95          0.43%     $9,430     0.78%          $9,919
31-OCT-95         -3.76%     $9,075    -2.88%          $9,634
30-NOV-95         -0.78%     $9,004     1.06%          $9,736
31-DEC-95          2.95%     $9,270     3.83%         $10,109
31-JAN-96          6.47%     $9,870     1.78%         $10,288
29-FEB-96          1.75%    $10,043     1.56%         $10,449
31-MAR-96          1.92%    $10,236     2.30%         $10,689
30-APR-96          2.09%    $10,450     5.26%         $11,252
31-MAY-96          0.10%    $10,460    -0.81%         $11,160
30-JUN-96         -1.17%    $10,338     0.01%         $11,162
31-JUL-96         -2.85%    $10,043    -3.78%         $10,740
30-AUG-96          1.21%    $10,165     1.01%         $10,848
30-SEP-96          0.50%    $10,216     0.56%         $10,909
31-OCT-96          1.00%    $10,318     0.00%         $10,909

* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994.
  Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

                                  FREMONT FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

CANADA........................................    3.3%
IRELAND.......................................    0.9%
CONTINENTAL EUROPE............................   19.5%
UNITED STATES.................................    1.1%
UNITED KINGDOM................................   12.7%
JAPAN.........................................   17.1%
HONG KONG/SINGAPORE/MALAYSIA..................   10.5%
EMERGING MARKETS: LATIN AMERICA...............   10.0%
OTHER EMERGING MARKETS:
  INCLUDING SOUTH KOREA, TURKEY,
  CZECH REPUBLIC, PORTUGAL, GREECE,

  CHINA AND OTHERS............................   23.5%
AUSTRALIA/NEW ZEALAND ........................    1.4%


portfolio. Investments in smaller markets like Italy, Spain, New Zealand and Malaysia were rewarding, as was successful stock selection in emerging markets including Greece, China, Mexico and Turkey. The Fund's overweighting in the strong Brazilian stock market was also a performance positive. The portfolio's underweighting in the United Kingdom and the relative underperformance of portfolio holdings in France restrained Fund returns.

  The Fund's portfolio characteristics remain consistent with our investment thesis that over the longer term, superior returns are generated through investing in fundamentally undervalued small cap stocks.

  As the following chart indicates, our bottom-up stock selection discipline has resulted in attractive portfolio valuations and higher yield relative to three international benchmarks -- EAFE, for large cap developed nations; EMI-EPAC, for small cap developed nations; and IFC Investable, for emerging countries.

                                                          (continued on page 10)

                         PORTFOLIO VALUATIONS AND YIELDS

                PRICE/  PRICE/    CURRENT NEXT YEAR  PRICE/CASH
                 BOOK    SALES      P/E      P/E      EARNINGS    YIELD
                 ----    -----     ----      ----     --------    -----
EAFE              2.2     0.8      20.8      18.6        9.0       2.1%
EMI-EPAC          1.8     0.6      21.0      17.5        7.9       2.0%
IFC INVESTABLE    1.7     1.4      15.0      12.4        9.1       2.0%
FREMONT           1.0     0.3      10.7       9.0        4.3       4.2%

                                  FREMONT FUNDS

  Based on our value-oriented stock selection criteria and the expected return forecasts of our country and currency models, the United Kingdom and Canadian markets are among those with superior relative investment potential. The United Kingdom market should continue to benefit from steady economic growth, low inflation, and strong corporate earnings, all boons to smaller value-oriented companies. We believe the recent uptick in UK interest rates represents a modest adjustment rather than a change of trend in relatively relaxed monetary policy.

  We find the U.S. market relatively overvalued at present, with Canada appearing more attractive in aggregate. Even though the Canadian market is up 30% compared to the U.S. market's 23.8% gain over the last year, it remains fundamentally cheaper. The Canadian macro-economic outlook is positive, with controlled inflation, strong foreign capital in-flows, and a government committed to deficit reduction.

  With the IFC Investable Index, a widely-used benchmark for emerging market performance, up 10.4% year-to-date through October 1996, the Fund's 33% commitment to emerging market stocks has been productive while providing diversification benefits that make this asset class a valuable component of any broad international equities strategy. The emerging markets in aggregate are quite cheap relative to the U.S. and other developed country equities markets. With good year-to-date 1996 performance renewing investor confidence in the emerging markets and the U.S. market being perceived as increasingly risky at its current lofty levels, we anticipate a strong international flow of funds into the emerging markets in the year ahead.

  In the Pacific Rim, the Hong Kong market is fundamentally attractive, as is the Thailand market, which is down 30% over the last year. Among emerging markets in Latin America, Brazil remains our favorite, with an aggregate price/book value ratio among the lowest in the world. Earnings, particularly for the utilities sector, which has received a government-approved rate increase, look good. The government's privatization program is attracting additional foreign capital and providing more opportunities in the market. Mexico has delivered strong returns year-to-date, making it somewhat less attractive on a relative valuation basis despite a still favorable political and economic outlook.

  In our semi-annual report to you, we covered a lot of ground on developed and emerging market valuations and prospects. This is relevant to our investment outlook, but it is driven by our individual stock selection process. To give you a feel for our stock picking discipline, we will also briefly discuss an individual stock in the portfolio. Bearing in mind that things can change in a hurry, we add the caveat that the company we are writing about today may or may not be a timely investment by the time you read this.

  Hollandsche Beton (HBG) is a Dutch construction company involved in industrial, commercial and public works from housing and civil development projects to road and infrastructure building. The stock's price has fallen to attractive levels as some analysts are predicting that slower government spending in the United Kingdom and Germany might limit HBG's prospects. Based on its currently low price/earnings ratio and other fundamental value criteria, and in view of its strong cash position being used for a well-planned expansion into new markets, Hollandsche Beton is our brand of attractive investment opportunity.

  In closing, the short-to-intermediate performance of Fremont International Small Cap Fund will always be determined by a number of variables -- macro-economic and market trends within the countries in which we invest, the performance of small cap stocks relative to bigger cap stocks within each market, and most importantly, the effectiveness of our stock-picking discipline. Longer term, we believe international small cap value investing will produce attractive absolute and relative rates of return for equities investors. We thank you for your appreciation of our investment philosophy and our investment talents. Be assured, we continue to work diligently on your behalf.

  Sincerely,

  /S/Gary L. Bergstrom

  Dr. Gary L. Bergstrom
  Portfolio Manager
  Fremont International Small Cap Fund

                                  FREMONT FUNDS

FREMONT EMERGING MARKETS FUND
Henry L. Thornton, Portfolio Manager
Credit Lyonnais International Asset Management (HK) Limited

[PHOTO OF HENRY THORNTON]
[FUND PROFILE]

  Around the globe, countries that once relied on agriculture, natural resources or low-level manufacturing are developing sophisticated, high-growth, export-driven industrial economies. These emerging market countries offer a wealth of opportunity for experienced professional investors.

  Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

  Portfolio Manager Henry Thornton (Investment Director of Sub-Advisor Credit Lyonnais International Asset Management, CLIAM) is widely recognized as an expert in emerging market investing. Headquartered in London, with offices in Hong Kong and Singapore, CLIAM's experienced team of analysts is geographically well positioned for "hands-on" emerging market research.

TO OUR SHAREHOLDERS

  From its June 24, 1996 inception, the Fremont Emerging Markets Fund declined 3.12% compared to a 6.19% loss for the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index and a 4.45% loss for the IFC Investable Index over the June 30 - October 31, 1996 time period.

  At this early juncture, performance comparisons between our four-month-old mutual fund and appropriate indices are premature and largely immaterial. We have just begun planting the seeds we hope to harvest in the years ahead. We are progressing slowly, partially due to short-term caution regarding the emerging markets, (certainly justified by poor performance of emerging market

                                                          (continued on page 12)

FREMONT EMERGING MARKETS FUND INVESTMENT RETURNS

           FREMONT Emerging Markets Fund             MSCI Emerging Markets Free Index
           -----------------------------      ---------------------------------------
24-JUN-96                 $10,000                       $10,000
31-JUL-96       -4.40%     $9,560              -4.44%    $9,556
30-AUG-96        2.09%     $9,760              -6.83%    $8,903
30-SEP-96        1.64%     $9,920               2.56%    $9,131
31-OCT-96       -2.34%     $9,688              -2.67%    $8,887






* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 24, 1996.
  Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

                                 FREMONT FUNDS

                          FREMONT EMERGING MARKETS FUND
                GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1996

[MAP]

UNITED STATES............................  29.4%
PACIFIC RIM: INCLUDING
  HONG KONG, MALAYSIA,
  AND TAIWAN.............................  37.1%
EMERGING MARKETS: INCLUDING
  INDONESIA, THAILAND, THE PHILIPPINES
  TURKEY, SOUTH AFRICA, INDIA,
  RUSSIA AND CHINA.......................  33.5%


indices over the last four months), but more particularly, consistent with our risk-averse stock picking discipline.

  Before we address investment issues specific to the Fund, let's step back and review the still embryonic history of emerging market investing. In the early 1990's, the global investment community "discovered" the emerging markets. Buoyed by strong cash in-flows, the emerging markets took off, creating the speculative excess that culminated in a major peak in Asia in first quarter 1994 and in Latin America in third quarter 1994. Since then, emerging markets in aggregate have performed quite poorly relative to the robust returns from the U.S. and major European stock markets. From 1994 through third quarter 1996, the IFC Investable Index declined 18% and the MSCI-EMFI lost 12%.

  Now, back to the future. The basic investment thesis that first attracted investors to the emerging markets -- rapidly expanding economies producing superior corporate earnings growth and appealing long term investment returns -- remains quite valid. Today, you can buy this growth at very reasonable prices. At year end 1993, emerging markets price/earnings ratios approximated
30. Today, aggregate emerging market P/E's are around 20. In short, you no longer have to pay a large premium for growth. We suggest this spells opportunity and foreshadows significantly better returns for emerging market investors over the next several years.

  As you know, due to our extensive investment experience in Southeast Asia (we had our research teams in place in the mid 1980's, long before most of our competitors), the Fund is structurally biased to these emerging markets. We are building research capacity in Eastern Europe and Latin America and recently made our first investment in Russia -- Mosenergo, the electric utility in Moscow. Going forward, we expect to have the Fund portfolio 70 - 75% invested in Southeast Asia with 10 - 15% of assets in each of Eastern Europe and Latin America.

  Rather than commenting on the short-term prospects for individual emerging markets or briefly reviewing portfolio holdings, we thought it would be more constructive to discuss an individual stock that demonstrates our "growth-at-a-price" investment discipline. We want to buy well-managed companies with superior earnings potential. We do not want to

                                  FREMONT FUNDS

make the classic mistake of overpaying for them.

  Yageo, a Taiwanese manufacturer of the resistors used in cellular telephones, is our kind of investment opportunity. Yageo is one of a handful of companies in the world that makes these resistors (there are approximately 130 of these tiny items in one wireless telephone), and the only non-Japanese company in the business. The stock had been under some pressure as the Yen's decline has made their Japanese counterparts more price competitive. However, with Japanese monetary authorities signaling that the Yen has fallen far enough, Yageo should be able to once again increase its market share in this fast-growing business. Currently priced around 16 times earnings, which we believe will grow 20 - 30% annually, Yageo stock offers superior growth at a discount price.

  In this, our first letter to shareholders, we've provided a brief history of emerging market investing, discussed current emerging market valuations, and profiled a portfolio holding that demonstrates our stock picking discipline. In future letters to you, we will focus on the prospects for individual emerging markets and detail more of our portfolio holdings. In closing, we reaffirm our conviction that disciplined emerging market investing will produce attractive long-term returns for growth-oriented investors.

  Sincerely,

  /s/Henry Thornton

  Henry Thornton
  Portfolio Manager
  Fremont Emerging Markets Fund

                                                               ---------------
                                                               |   NO POSTAGE |
                                                               |   NECESSARY  |
                                                               |   IF MAILED  |
                                                               |     IN THE   |
                                                               | UNITED STATES|
                                                               ---------------
 -----------------------------------------------------------
|                  BUSINESS REPLY MAIL                      |
|                                                           |
|FIRST CLASS MAIL    PERMIT NO. 25985    SAN FRANCISCO, CA  |
 -----------------------------------------------------------
POSTAGE WILL BE PAID BY ADDRESSEE

                    [FREMONT FUNDS LOGO]
                    FREMONT MUTUAL FUNDS INC
                    PO BOX 193663
                    SAN FRANCISCO CA 94119-9747

                                   ATTENTION!
                       FREMONT U.S. MICRO-CAP SHAREHOLDERS

              INVEST IN THE SMALLEST COMPANIES THROUGHOUT THE WORLD
                 WITH THE FREMONT INTERNATIONAL SMALL CAP FUND.*

[ ] YES! I'd like to find out how investing in international small cap stocks can help me take advantage of the higher-than-average growth potential of small companies around the world, while diversifying my investment portfolio. Please send me more information on the Fremont International Small Cap Fund, including a prospectus which contains more information about the fees and expenses of the Fund. I will read the prospectus carefully before I invest.

Name (first, middle initial, last):____________________________________________

Address:_______________________________________________________________________

Apt. # or P.O. Box:____________________________________________________________

City:______________________________ State:_____ Zip:___________________________

Daytime Phone:_________________________________________________________________

*There are risks of investing in a fund of this type which invests in newly emerging foreign companies which may be subject to competitive conditions in the industry, limited earnings history, reliance on one or a limited number of products, erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Distributed by Funds Distributor, Inc., 50 Beale Street, Suite 100, San Francisco, CA 94105

                             CAN WE SEND INFORMATION
                          ON OUR FUNDS TO ANYONE ELSE?

We often get requests from shareholders to send information to other people they know who are looking for no-load investments from top managers. If you would like us to send a Fremont Funds brochure and prospectus to someone that you know, just complete this postage-paid card and drop it in the mail.

[ ] PLEASE SEND A FREMONT FUNDS BROCHURE AND PROSPECTUS TO:

Name (first, middle initial, last):____________________________________________

Address:_______________________________________________________________________

Apt. # or P.O. Box:____________________________________________________________

City:______________________________ State:_____ Zip:___________________________

Daytime Phone:_________________________________________________________________

Distributed by Funds Distributor, Inc., 50 Beale Street, Suite 100, San Francisco, CA 94105

                                                               ---------------
                                                               |   NO POSTAGE |
                                                               |   NECESSARY  |
                                                               |   IF MAILED  |
                                                               |     IN THE   |
                                                               | UNITED STATES|
                                                               ---------------
 -----------------------------------------------------------
|                  BUSINESS REPLY MAIL                      |
|                                                           |
|FIRST CLASS MAIL    PERMIT NO. 25985    SAN FRANCISCO, CA  |
 -----------------------------------------------------------
POSTAGE WILL BE PAID BY ADDRESSEE

                    [FREMONT FUNDS LOGO]
                    FREMONT MUTUAL FUNDS INC
                    PO BOX 193663
                    SAN FRANCISCO CA 94119-9747

                                  FREMONT FUNDS

FREMONT U.S. MICRO-CAP FUND
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.

[PHOTO OF ROBERT E. KERN]
[FUND PROFILE]

  The U.S. micro-cap stock market (stocks with market capitalizations in the bottom 5% of the equities market) is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing Fremont U.S. Micro-Cap Fund.

  Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. The Fund's goal is to find "winners" early in their growth cycle and, importantly, to minimize fundamental investment mistakes.

  Successful micro-cap investing also involves minimizing transaction costs. The Fund's dedicated traders work hand-in-hand with the portfolio management team on execution strategies to enhance the Fund's performance.

  Robert E. Kern (Executive Vice President of the Fund's Sub-Advisor, Morgan Grenfell Capital Management) is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont U.S. Micro-Cap Fund returned 2.45% compared to the Russell 2000's -1.53%. For full fiscal year 1996, the Fund gained 41.46% versus the Index's 16.61%. Over the 24 months ending November 26, 1996, the Fund's performance ranked first in Investor's Business Daily's Growth

FREMONT U.S. MICRO-CAP FUND INVESTMENT RETURNS

             FREMONT U.S. MICRO-CAP FUND           RUSSELL 2000 INDEX
             ---------------------------
30-JUN-94                   $10,000                   $10,000
31-JUL-94          2.20%    $10,220          1.64%    $10,164
31-AUG-94          0.98%    $10,320          5.57%    $10,730
30-SEP-94          1.45%    $10,470         -0.34%    $10,694
31-OCT-94         -1.05%    $10,360         -0.40%    $10,651
30-NOV-94         -3.48%    $10,000         -4.04%    $10,221
31-DEC-94          1.50%    $10,150          2.68%    $10,494
31-JAN-95          1.97%    $10,350         -1.26%    $10,362
28-FEB-95          3.10%    $10,671          4.16%    $10,793
31-MAR-95          4.23%    $11,122          1.71%    $10,978
30-APR-95          2.43%    $11,392          2.22%    $11,222
31-MAY-95          4.57%    $11,913          1.72%    $11,415
30-JUN-95          4.88%    $12,495          5.19%    $12,007
31-JUL-95          6.82%    $13,346          5.76%    $12,699
31-AUG-95          6.31%    $14,188          2.07%    $12,961
30-SEP-95          2.54%    $14,549          1.79%    $13,193
31-OCT-95         -1.24%    $14,368         -4.48%    $12,602
30-NOV-95          4.53%    $15,020          4.21%    $13,132
31-DEC-95          4.10%    $15,635          2.64%    $13,479
31-JAN-96          3.44%    $16,174         -0.11%    $13,465
29-FEB-96          6.66%    $17,250          3.12%    $13,884
31-MAR-96          3.24%    $17,810          2.04%    $14,167
30-APR-96         11.40%    $19,839          5.35%    $14,924
31-MAY-96          8.40%    $21,506          3.94%    $15,512
30-JUN-96         -3.76%    $20,699         -4.11%    $14,875
31-JUL-96         -8.70%    $18,897         -8.73%    $13,576
30-AUG-96          6.14%    $20,057          5.81%    $14,364
30-SEP-96          4.75%    $21,009          3.91%    $14,925
31-OCT-96         -3.25%    $20,326         -1.54%    $14,695


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

                                  FREMONT FUNDS

Fund category with a 114% total return.

  If I may borrow from Charles Dickens, fiscal 1996 was "A Tale of Two Halves." In the first half, smaller company stocks as a group performed well and our micro-cap portfolio did even better as evidenced by the Fund's strong returns relative to the benchmark index. Smaller company stocks got slammed in June - July, and rebounded, but did not keep pace with bigger cap stocks from August through October. Peak to trough, the Fund was down 15.7% during the summer correction, but we managed a relatively impressive comeback to finish the second half of 1996 in the black. We are as proud of this performance in a challenging market environment as we were of our superior results in the first half's more favorable investment climate.

  After market shocks such as we experienced this summer, investor confidence generally returns to the big cap sector first. This is reflected in the strong performance of the S&P 500 relative to the Russell 2000 in recent months. Today, the dust has cleared and we expect investors to once again gravitate to smaller company stocks. With the caution that rising stock prices or unexpected fundamental deterioration can rather quickly change our opinion on any given portfolio holding, we will briefly review some of our current favorites.

  Micrel has carved a niche for itself as a leading supplier of high performance analog semiconductors. Micrel's products find application in laptop computers, cellular phones and PC memory card (PCMCIA) sockets. These fast-growing markets and a focused product strategy have driven revenues from less than $20 million in 1993 to a current annualized rate of over $70 million. We are forecasting a continuation of strong growth for Micrel and revenues could accelerate as the new digital Personal Communications Services
(PCS) systems are built over the next few years. Micrel's growth potential, focused business strategies, financial strength and attractive valuation support its #1 ranking among the Fund's technology holdings.

  LodgeNet is the fastest growing company in hotel room interactive media business. In hotels with LodgeNet systems, you can order movies whenever you want to watch them rather than at scheduled intervals. Your kids can also play Nintendo games. LodgeNet systems generate approximately $23 in revenues per room per month, which translates into a short two-year payback period for hotel operators. The company's modular technology also makes its systems more cost-efficient for smaller hotels, which have generally not offered interactive media services. As existing hotel contracts come up for re-bid, LodgeNet should continue to gain market share from its primary competitor, On Command (the reincarnation of Spectravision, which recently emerged from bankruptcy). With its current rapid expansion, LodgeNet is a cash flow, rather than an earnings story. We expect cash flow to grow 20 - 25% annually for the foreseeable future. Bottom-line oriented management (they don't overbid for contracts) is doing a terrific job building value that will ultimately translate into strong earnings growth.

  Daisytek is the leading U.S. wholesale distributor of computer office supplies and accessories. This is a "razorblade" company that wholesales all the consumable products that have to be replaced on a fairly regular basis. We believe that Daisytek will grow earnings at around 20% annually, with the possibility of accelerating earnings as the company expands globally (they recently opened offices in Latin America and made an acquisition in Australia to serve the Pacific Rim markets). Currently trading at 14 times our 1997 earnings estimates, Daisytek remains fundamentally appealing.

  In closing, we are very pleased with the Fund's fiscal 1996 performance. We can't promise we'll deliver 40% plus returns every year. However, we are confident that our intensive research efforts in selecting successful micro-cap companies will generate superior long-term investment returns.

  Sincerely,

  /s/Robert E. Kern

  Robert E. Kern
  Portfolio Manager
  Fremont U.S. Micro-Cap Fund

                                  FREMONT FUNDS

FREMONT GROWTH FUND

W. Kent Copa, CFA, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF W. KENT COPA]
[FUND PROFILE]

  Fremont Growth Fund invests principally in large capitalization U.S. stocks with superior earnings growth prospects. The Fund also invests selectively in mid-cap companies with favorable earnings dynamics. The goal is to consistently outperform the Standard & Poor's 500 Index (S&P 500). Extensive statistical evidence reveals a direct relationship between the performance of stocks in selected industry groups during the varying stages of the economic cycle. For example, food and drug stocks, which generally produce consistent earnings growth throughout the business cycle, tend to perform well in a sluggish economy. Auto, energy, and banking company earnings and stock prices tend to grow faster when the economy gains momentum.

  Fremont Growth Fund utilizes sophisticated quantitative models to forecast macro-economic trends and to identify those industry groups providing the best relative investment potential. The stock selection process involves identifying leading companies in each industry group with consistent earnings growth records and reasonable valuations.

  This "sector rotation" style is widely utilized by large institutional investors. Fremont Growth Fund offers this sophisticated investment discipline to mutual fund shareholders.

TO OUR SHAREHOLDERS

  For the second half of the fiscal year ended October 31, 1996, Fremont Growth Fund returned 10.81% compared to the S&P 500's 9.08%. For full fiscal year 1996, the Fund gained 22.1% versus the S&P 500's 24.1%. Despite modestly underperforming the S&P 500, our results compare quite favorably to the 18.5% average return for the Lipper Growth Fund Average.

  Fund performance benefitted from our overweighting in the technology, consumer goods, and healthcare sectors for much of second fiscal half 1996. Performance was restrained by underweighting in the financial service and energy sectors.

  At the end of September, we overweighted

 FREMONT GROWTH FUND INVESTMENT RETURNS

            FREMONT GROWTH FUND                    S&P 500
            -------------------        ---------------------
14-AUG-92                 $10,000                    $10,000
31-AUG-92      -1.01%      $9,899         -1.27%      $9,873
30-SEP-92       1.93%     $10,091          1.15%      $9,987
31-OCT-92       1.08%     $10,200          0.36%     $10,023
30-NOV-92       4.46%     $10,655          3.37%     $10,361
31-DEC-92       1.57%     $10,822          1.30%     $10,495
31-JAN-93       1.22%     $10,954          0.73%     $10,572
28-FEB-93      -1.02%     $10,843          1.36%     $10,716
31-MAR-93       1.50%     $11,005          2.15%     $10,947
30-APR-93      -3.60%     $10,609         -2.45%     $10,679
31-MAY-93       2.40%     $10,863          2.67%     $10,964
30-JUN-93       0.75%     $10,945          0.33%     $11,000
31-JUL-93      -0.09%     $10,935         -0.49%     $10,946
31-AUG-93       3.36%     $11,302          3.78%     $11,359
30-SEP-93       0.99%     $11,414         -0.74%     $11,276
31-OCT-93       0.80%     $11,506          2.05%     $11,507
30-NOV-93      -2.04%     $11,270         -0.90%     $11,404
31-DEC-93       2.18%     $11,516          1.23%     $11,544
31-JAN-94       3.40%     $11,907          3.36%     $11,932
28-FEB-94      -3.11%     $11,536         -2.71%     $11,608
31-MAR-94      -5.27%     $10,929         -4.34%     $11,104
30-APR-94       1.13%     $11,052          1.29%     $11,248
31-MAY-94       0.37%     $11,093          1.63%     $11,432
30-JUN-94      -3.35%     $10,722         -2.47%     $11,149
31-JUL-94       4.04%     $11,155          3.31%     $11,518
31-AUG-94       5.10%     $11,724          4.07%     $11,986
30-SEP-94      -2.12%     $11,476         -2.42%     $11,696
31-OCT-94       1.98%     $11,704          2.30%     $11,965
30-NOV-94      -3.15%     $11,335         -3.67%     $11,526
31-DEC-94       2.02%     $11,563          1.47%     $11,695
31-JAN-95       0.40%     $11,609          2.59%     $11,998
28-FEB-95       3.25%     $11,987          3.87%     $12,463
31-MAR-95       2.67%     $12,307          2.96%     $12,832
30-APR-95       2.14%     $12,570          2.95%     $13,210
31-MAY-95       3.28%     $12,982          3.96%     $13,733
30-JUN-95       4.93%     $13,622          2.35%     $14,056
31-JUL-95       4.45%     $14,228          3.33%     $14,524
31-AUG-95       1.37%     $14,423          0.23%     $14,558
30-SEP-95       3.89%     $14,983          4.17%     $15,164
31-OCT-95       0.08%     $14,995         -0.28%     $15,122
30-NOV-95       3.22%     $15,477          4.40%     $15,787
31-DEC-95      -0.18%     $15,449          1.85%     $16,079
31-JAN-96       2.91%     $15,898          3.44%     $16,633
29-FEB-96       1.22%     $16,092          0.96%     $16,793
31-MAR-96      -0.38%     $16,032          0.96%     $16,954
30-APR-96       3.03%     $16,517          1.47%     $17,204
31-MAY-96       3.45%     $17,087          2.58%     $17,647
30-JUN-96       0.57%     $17,184          0.38%     $17,714
31-JUL-96      -4.87%     $16,347         -4.42%     $16,932
30-AUG-96       1.78%     $16,638          2.11%     $17,289
30-SEP-96       7.29%     $17,852          5.63%     $18,262
31-OCT-96       2.53%     $18,304          2.76%     $18,766
                           71.84%         14.99%      77.14%    15.89%




*  Unannualized

+ Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                  FREMONT FUNDS

                               FREMONT GROWTH FUND
                  SECTOR DIVERSIFICATION AS OF OCTOBER 31, 1996

                     FINANCIAL SERVICES              (23.0%)
                     ENERGY                          (15.0%)
                     TECHNOLOGY                      (13.7%)
                     UTILITIES                       (10.5%)
                     HEALTH CARE                      (5.7%)
                     RETAIL                           (4.3%)
                     CAPITAL GOODS                    (3.2)
                     SHORT TERM SECURITIES            (2.3%)
                     OTHER                           (22.3%)



industrial cyclicals, financial service companies, and energy stocks in anticipation of accelerating earnings for the balance of 1996 through first quarter 1997. Concurrently, we reduced our commitments to technology and healthcare stocks, and eliminated our positions in consumer non-durables stocks -- all sectors in which we expect good but less inspiring earnings relative to the more economically sensitive groups we currently favor. This may seem contrary in view of an economy that is slowing after the rapid growth posted in first half 1996. However, corporate earnings generally lag GDP growth and we are looking for strong earnings comparisons for the auto, insurance, and oil companies, as well as banks over the next two quarters. We continuously re-examine those economic forces most directly influencing corporate earnings momentum and may well reverse course as this slowing economy begins to restrain cyclical earnings.

  Within the Fund's overweighted sectors, current stock selection favorites include Chrysler, Mobil, Bank of America, Allstate Insurance and MGIC Investors.

  Chrysler enjoys a clear production cost advantage over General Motors. It has already made peace with the United Auto Workers in a contract that holds wage increases to 3% per year. Most importantly, its light truck division, which includes the Dodge Ram pickups and mini-van market leaders Dodge Caravan and Plymouth Voyager, represents 70% of sales. This is the fastest growing and highest margin segment of the auto industry. The popularity of its mini-vans in particular should spare Chrysler the need to match the buyer incentives currently being offered by Ford and GM. That means better margins and earnings.

  In the energy sector, we favor Mobil, primarily because it has been the most aggressive cost-cutter in the industry and is "leaner and meaner" than the other major domestic oil companies. In the financial services sector, which we divide between banking and non-banking companies, we would highlight Bank of America, which is the most direct beneficiary of the strong recovery of the California economy; Allstate Insurance, the "good hands" people have a nice string of strong earnings comparisons and a very good risk management record; and MGIC Investors (Mortgage Guarantee Insurance Company), which underwrote $110 billion in new policies in 1995, and should continued to thrive as existing home sales and new housing starts remain strong.

  In conclusion, September's substantial shift in sector weighting has already paid off in October. We believe it will continue to reward our shareholders for the next several quarters. As always, we will be monitoring economic trends and the ever-changing business cycle to identify those sectors and individual companies with the best relative investment potential. We are pleased with our fiscal 1996 returns relative to our peers in the large cap growth stock category and will be working hard to duplicate this success in fiscal 1997.

  Sincerely,

  /s/Kent Copa

  W. Kent Copa
  Portfolio Manager
  Fremont Growth Fund

                                  FREMONT FUNDS

FREMONT BOND FUND

Bill Gross, Founder and Managing Director
Pacific Investment Management Company (PIMCO)

[PHOTO OF BILL GROSS]
[FUND PROFILE]

  Fremont Bond Fund invests in high quality corporate, mortgage backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed income market.

    The Fund's investment philosophy embodies three key principles. First, portfolio strategy is driven by longer term trends in interest rates. Three- to five-year economic, demographic, and political forecasts are updated annually to identify the long term interest rate trend, which determines the most appropriate maturity/duration (interest rate sensitivity) range for the portfolio. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. By operating within a moderate duration range relative to the broad fixed income market, the Fund limits downside risk during short-lived, but periodically violent interest rate fluctuations. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

  Portfolio Manager Bill Gross (Founder and Managing Director of PIMCO, Pacific Investment Management Company) has 25 years of professional fixed-income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages $83 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS

  For the six months ended October 31, 1996, Fremont Bond Fund returned 6.96% compared to 5.29% for the Lehman Brothers Aggregate Index. For full fiscal year, the Fund returned 8.18% versus 5.83% for the Index. We are pleased to have exceeded our benchmark by 2.35% this year.

  Focusing on the second half of the fiscal year, we were fortunate to have each major portfolio strategy work in our favor. We maintained the portfolio's average duration (a measure of interest rate sensitiv-

FREMONT BOND FUND INVESTMENT RETURNS

                                          LEHMAN BROS GOV/CORP           LEHMAN BROS GOV/CORP       LEHMAN BROS AGGREGATE
                FREMONT BOND FUND            INTER. BOND                      BOND INDEX                 BOND INDEX
                -----------------            -----------                      ----------                 ----------
30-APR-93                 $10,000                    $10,000                         $10,000                   $10,000
31-MAY-93      -0.37%      $9,963         -0.22%      $9,978             -0.05%       $9,995          0.13%    $10,013
30-JUN-93       2.20%     $10,182          1.57%     $10,135              2.27%      $10,222          1.81%    $10,194
31-JUL-93       0.16%     $10,198          0.24%     $10,159              0.64%      $10,287          0.57%    $10,252
31-AUG-93       2.12%     $10,415          1.59%     $10,321              2.30%      $10,524          1.75%    $10,432
30-SEP-93       0.63%     $10,481          0.41%     $10,364              0.35%      $10,560          0.27%    $10,460
31-OCT-93       0.32%     $10,515          0.27%     $10,392              0.41%      $10,603          0.37%    $10,499
30-NOV-93      -1.41%     $10,366         -0.56%     $10,333             -1.13%      $10,483         -0.85%    $10,410
31-DEC-93       0.68%     $10,437          0.46%     $10,381              0.44%      $10,529          0.54%    $10,466
31-JAN-94       1.42%     $10,585          1.11%     $10,496              1.50%      $10,688          1.35%    $10,607
28-FEB-94      -1.86%     $10,388         -1.48%     $10,340             -2.18%      $10,455         -1.74%    $10,423
31-MAR-94      -2.32%     $10,147         -1.65%     $10,170             -2.45%      $10,199         -2.47%    $10,166
30-APR-94      -0.97%     $10,049         -0.68%     $10,101             -0.83%      $10,115         -0.80%    $10,085
31-MAY-94      -0.89%      $9,959          0.07%     $10,108             -0.18%      $10,097         -0.01%    $10,083
30-JUN-94       0.66%     $10,025          0.01%     $10,109             -0.23%      $10,073         -0.22%    $10,061
31-JUL-94       1.79%     $10,205          1.44%     $10,254              2.00%      $10,274          1.99%    $10,261
31-AUG-94       0.25%     $10,230          0.31%     $10,286              0.04%      $10,278          0.12%    $10,274
30-SEP-94      -1.21%     $10,106         -0.92%     $10,192             -1.51%      $10,123         -1.47%    $10,123
31-OCT-94      -0.55%     $10,050         -0.01%     $10,191             -0.11%      $10,111         -0.09%    $10,114
30-NOV-94      -0.30%     $10,020         -0.45%     $10,145             -0.18%      $10,093         -0.22%    $10,091
31-DEC-94      -0.02%     $10,018          0.35%     $10,180              0.66%      $10,160          0.69%    $10,161
31-JAN-95       2.23%     $10,242          1.68%     $10,351              1.92%      $10,355          1.98%    $10,362

28-FEB-95       2.74%     $10,522          2.07%     $10,566              2.32%      $10,595          2.38%    $10,609
31-MAR-95       0.94%     $10,621          0.57%     $10,626              0.67%      $10,666          0.61%    $10,674
30-APR-95       1.90%     $10,823          1.24%     $10,758              1.39%      $10,814          1.40%    $10,823
31-MAY-95       3.74%     $11,228          3.02%     $11,082              4.19%      $11,268          3.87%    $11,242
30-JUN-95       0.63%     $11,299          0.67%     $11,157              0.80%      $11,358          0.73%    $11,324
31-JUL-95      -0.32%     $11,263          0.01%     $11,158             -0.39%      $11,313         -0.22%    $11,299
31-AUG-95       1.19%     $11,397          0.91%     $11,259              1.28%      $11,458          1.21%    $11,436
30-SEP-95       1.16%     $11,530          0.72%     $11,340              1.02%      $11,575          0.97%    $11,547
31-OCT-95       1.54%     $11,707          1.11%     $11,466              1.47%      $11,745          1.30%    $11,697
30-NOV-95       2.11%     $11,954          1.31%     $11,617              1.65%      $11,939          1.50%    $11,872
31-DEC-95       1.61%     $12,146          1.05%     $11,738              1.47%      $12,114          1.40%    $12,038
31-JAN-96       1.01%     $12,269          0.86%     $11,839              0.62%      $12,190          0.66%    $12,118
29-FEB-96      -2.73%     $11,935         -1.17%     $11,701             -2.12%      $11,931         -1.74%    $11,907
31-MAR-96      -0.35%     $11,893         -0.51%     $11,641             -0.84%      $11,831         -0.70%    $11,824
30-APR-96      -0.45%     $11,840         -0.35%     $11,601             -0.69%      $11,749         -0.56%    $11,758
31-MAY-96      -0.63%     $11,765         -0.08%     $11,591             -0.17%      $11,729         -0.08%    $11,748
30-JUN-96       1.69%     $11,964          1.06%     $11,714              1.34%      $11,887          1.06%    $11,873
31-JUL-96       0.08%     $11,973          0.30%     $11,749              0.23%      $11,914          0.27%    $11,905
30-AUG-96       0.20%     $11,997          0.08%     $11,759             -0.24%      $11,885         -0.17%    $11,885
30-SEP-96       2.64%     $12,313          1.39%     $11,922              1.78%      $12,097          1.74%    $12,091
31-OCT-96       2.85%     $12,664          1.77%     $12,133              2.33%      $12,379          2.22%    $12,360



*  Unannualized

+ Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                                  FREMONT FUNDS

ity) above that of the index, accentuating the price gains that occurred in the market as interest rates declined across the curve by approximately 30 basis points (0.3%). With respect to sector, our overweighting in mortgage-backed securities helped to boost relative performance as we captured the higher yields associated with this group. In addition, by focusing our corporate exposure in lower rated (BBB and BB) issues, we captured the continued strong performance of this portion of the corporate market. Finally, our modest allocation to foreign bonds (both hedged foreign and dollar denominated Latin American issues) was a strong positive as the non-U.S. markets significantly outperformed all domestic market sectors.

  Looking ahead, our long-term view on interest rates remains bullish for bonds. There are a handful of prominent economic themes that serve as the basis for this market outlook. First, the competitive forces unleashed by the globalization of trade and production lead the way to lower-cost goods and limit pricing power. Next, the integration of world capital markets empowers investors to demand from governments sound, market-friendly fiscal and monetary policies. And finally, we expect the aging populations across the developing world to shift into a savings-oriented phase of their life as retirement approaches. We expect these long-term, disinflationary forces to broadly pull interest rates lower and anticipate a 5 - 7% range for the yield on the 30-year Treasury bond over the next 3 - 5 years. As a result of our favorable outlook for interest rates, we will continue to target the Fund's average duration moderately higher than that of the broad market.

  With respect to sector, we continue to like mortgage-backed securities, particularly lower coupon fixed rate issues and adjustable rate mortgages. In the corporate sector, lower rated issues (BBB and BB) are still attractive because their higher yields offer downside protection in the event that corporate bonds weaken relative to other U.S. market sectors. Finally, some opportunities remain in the foreign sector, particularly in dollar bloc countries (Canada, Australia, New Zealand) and Latin America.

  In closing, we thank you for your ongoing investment in Fremont Bond Fund and we will continue to work diligently to grow the assets you have entrusted with us.

  Sincerely,

  /s/William H. Gross

  Bill Gross
  Portfolio Manager
  Fremont Bond Fund

                  PORTFOLIO CREDIT QUALITY OF FREMONT BOND FUND
                             AS OF OCTOBER 31, 1996

                               AAA           (80%)
                               AA             (3%)
                               BBB           (10%)
                               BB             (7%)

                                  FREMONT FUNDS

FREMONT MONEY MARKET FUND
Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF NORMAN GEE]
[FUND PROFILE]

  Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

  Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

TO OUR SHAREHOLDERS

  For the six-month period ended October 31, 1996, Fremont Money Market Fund returned 2.6% compared to the IBC Money Market First Tier Taxable Average's 2.0%. For the full fiscal year, the Fund returned 5.34% versus the Index's 4.86%. We are pleased to have once again finished in the top ten percent of comparable money market funds in the IBC money market universe.

  The Fund's slightly longer average maturity (65 days compared to 52 days for the index of top-tier taxable money market funds) provided a total return advantage in what has been a flat short-term interest rate environment over the last two quarters. Our price-sensitive trading practice of tirelessly pursuing the highest yields and our opportunistic securities selection also contributed to superior returns. Looking ahead over the next several quarters, we expect short-term interest rates to remain relatively stable. Consequently, we will continue to maintain a slightly longer-than-average maturity. This may well change, however, in second half 1997. Currently, Wall Street is focusing on the benign "core" inflation rate (inflation excluding food and energy prices). But, commodity pricing and wage pressure is build-

FREMONT MONEY MARKET FUND INVESTMENT RETURNS

              FREMONT MONEY MARKET FUND      90 DAY US T-BILLS        DONOGHUE FIRST TIER TAXABLE PRIME AVG.
              -------------------------      -----------------        --------------------------------------
18-NOV-88                   $10,000                      $10,000                           $10,000
30-NOV-88       0.27%       $10,027          0.26%       $10,026              0.25%        $10,025
31-DEC-88       0.68%       $10,096          0.67%       $10,093              0.65%        $10,090
31-JAN-89       0.74%       $10,170          0.69%       $10,163              0.68%        $10,159
28-FEB-89       0.65%       $10,237          0.72%       $10,236              0.68%        $10,228
31-MAR-89       0.77%       $10,315          0.73%       $10,311              0.71%        $10,300
30-APR-89       0.72%       $10,389          0.70%       $10,383              0.74%        $10,377
31-MAY-89       0.83%       $10,475          0.71%       $10,457              0.73%        $10,452
30-JUN-89       0.74%       $10,552          0.66%       $10,526              0.72%        $10,528
31-JUL-89       0.73%       $10,630          0.63%       $10,592              0.69%        $10,600
31-AUG-89       0.71%       $10,705          0.65%       $10,661              0.66%        $10,670
30-SEP-89       0.65%       $10,775          0.66%       $10,731              0.66%        $10,741
31-OCT-89       0.72%       $10,852          0.76%       $10,813              0.66%        $10,812
30-NOV-89       0.66%       $10,924          0.69%       $10,887              0.64%        $10,881
31-DEC-89       0.63%       $10,993          0.62%       $10,955              0.63%        $10,949
31-JAN-90       0.67%       $11,067          0.66%       $11,027              0.62%        $11,017
28-FEB-90       0.59%       $11,132          0.60%       $11,093              0.61%        $11,084
31-MAR-90       0.63%       $11,202          0.67%       $11,168              0.61%        $11,152
30-APR-90       0.66%       $11,276          0.65%       $11,240              0.62%        $11,221
31-MAY-90       0.66%       $11,350          0.68%       $11,317              0.62%        $11,291
30-JUN-90       0.62%       $11,420          0.65%       $11,390              0.61%        $11,360
31-JUL-90       0.68%       $11,498          0.66%       $11,465              0.61%        $11,429
31-AUG-90       0.65%       $11,573          0.65%       $11,540              0.60%        $11,498
30-SEP-90       0.58%       $11,640          0.61%       $11,610              0.60%        $11,567
31-OCT-90       0.68%       $11,719          0.62%       $11,682              0.60%        $11,636
30-NOV-90       0.62%       $11,792          0.59%       $11,751              0.59%        $11,704
31-DEC-90       0.64%       $11,867          0.59%       $11,821              0.59%        $11,773
31-JAN-91       0.62%       $11,941          0.57%       $11,888              0.56%        $11,839
28-FEB-91       0.53%       $12,005          0.49%       $11,946              0.52%        $11,901
31-MAR-91       0.50%       $12,065          0.52%       $12,008              0.49%        $11,959
30-APR-91       0.57%       $12,134          0.48%       $12,066              0.47%        $12,015
31-MAY-91       0.50%       $12,195          0.48%       $12,124              0.44%        $12,068
30-JUN-91       0.44%       $12,249          0.46%       $12,180              0.44%        $12,121
31-JUL-91       0.52%       $12,312          0.48%       $12,238              0.44%        $12,174
31-AUG-91       0.46%       $12,369          0.47%       $12,296              0.43%        $12,227
30-SEP-91       0.47%       $12,427          0.44%       $12,350              0.42%        $12,278
31-OCT-91       0.44%       $12,482          0.44%       $12,404              0.41%        $12,328
30-NOV-91       0.39%       $12,531          0.40%       $12,454              0.39%        $12,375
31-DEC-91       0.42%       $12,584          0.37%       $12,500              0.38%        $12,422
31-JAN-92       0.37%       $12,630          0.35%       $12,543              0.34%        $12,464
29-FEB-92       0.30%       $12,668          0.31%       $12,582              0.31%        $12,502
31-MAR-92       0.31%       $12,708          0.34%       $12,625              0.30%        $12,540
30-APR-92       0.29%       $12,744          0.32%       $12,666              0.29%        $12,576
31-MAY-92       0.27%       $12,779          0.33%       $12,707              0.28%        $12,612
30-JUN-92       0.30%       $12,817          0.30%       $12,745              0.28%        $12,647
31-JUL-92       0.27%       $12,852          0.30%       $12,784              0.26%        $12,680
31-AUG-92       0.26%       $12,885          0.28%       $12,819              0.25%        $12,711
30-SEP-92       0.24%       $12,917          0.25%       $12,852              0.24%        $12,741
31-OCT-92       0.24%       $12,947          0.25%       $12,884              0.22%        $12,769
30-NOV-92       0.24%       $12,978          0.25%       $12,916              0.22%        $12,798
31-DEC-92       0.23%       $13,008          0.27%       $12,951              0.23%        $12,828
31-JAN-93       0.21%       $13,036          0.27%       $12,986              0.23%        $12,857
28-FEB-93       0.20%       $13,062          0.23%       $13,016              0.22%        $12,885
31-MAR-93       0.24%       $13,093          0.25%       $13,048              0.21%        $12,912
30-APR-93       0.22%       $13,122          0.24%       $13,080              0.21%        $12,939
31-MAY-93       0.20%       $13,148          0.25%       $13,113              0.21%        $12,967
30-JUN-93       0.23%       $13,178          0.25%       $13,147              0.21%        $12,994
31-JUL-93       0.22%       $13,208          0.26%       $13,181              0.21%        $13,021
31-AUG-93       0.21%       $13,235          0.26%       $13,215              0.21%        $13,049
30-SEP-93       0.21%       $13,263          0.25%       $13,248              0.21%        $13,076
31-OCT-93       0.22%       $13,291          0.26%       $13,282              0.21%        $13,104
30-NOV-93       0.21%       $13,320          0.25%       $13,315              0.21%        $13,132
31-DEC-93       0.24%       $13,351          0.26%       $13,351              0.22%        $13,161
31-JAN-94       0.21%       $13,379          0.26%       $13,385              0.22%        $13,189
28-FEB-94       0.20%       $13,406          0.24%       $13,418              0.22%        $13,218
31-MAR-94       0.23%       $13,437          0.28%       $13,455              0.23%        $13,248
30-APR-94       0.25%       $13,470          0.30%       $13,496              0.25%        $13,281
31-MAY-94       0.31%       $13,512          0.33%       $13,540              0.27%        $13,317
30-JUN-94       0.32%       $13,556          0.34%       $13,586              0.29%        $13,356
31-JUL-94       0.35%       $13,603          0.36%       $13,636              0.31%        $13,397
31-AUG-94       0.36%       $13,651          0.37%       $13,687              0.32%        $13,439
30-SEP-94       0.36%       $13,701          0.37%       $13,737              0.34%        $13,485
31-OCT-94       0.40%       $13,755          0.41%       $13,794              0.35%        $13,532
30-NOV-94       0.41%       $13,812          0.42%       $13,852              0.37%        $13,582
31-DEC-94       0.50%       $13,880          0.46%       $13,915              0.40%        $13,636
31-JAN-95       0.45%       $13,943          0.46%       $13,979              0.42%        $13,694
28-FEB-95       0.45%       $14,006          0.44%       $14,041              0.44%        $13,754
31-MAR-95       0.54%       $14,081          0.49%       $14,110              0.45%        $13,816
30-APR-95       0.46%       $14,145          0.48%       $14,177              0.45%        $13,877
31-MAY-95       0.50%       $14,216          0.49%       $14,247              0.44%        $13,939
30-JUN-95       0.51%       $14,289          0.47%       $14,314              0.44%        $14,000
31-JUL-95       0.46%       $14,355          0.49%       $14,384              0.43%        $14,060
31-AUG-95       0.48%       $14,423          0.47%       $14,452              0.43%        $14,120
30-SEP-95       0.47%       $14,492          0.45%       $14,517              0.42%        $14,180
31-OCT-95       0.46%       $14,558          0.46%       $14,583              0.42%        $14,239
30-NOV-95       0.45%       $14,624          0.47%       $14,652              0.42%        $14,299
31-DEC-95       0.48%       $14,695          0.55%       $14,732              0.42%        $14,359
31-JAN-96       0.45%       $14,760          0.46%       $14,800              0.41%        $14,418
29-FEB-96       0.41%       $14,821          0.40%       $14,859              0.39%        $14,474
31-MAR-96       0.43%       $14,885          0.37%       $14,913              0.38%        $14,529
30-APR-96       0.42%       $14,947          0.43%       $14,977              0.38%        $14,584
31-MAY-96       0.46%       $15,015          0.44%       $15,043              0.38%        $14,640
30-JUN-96       0.39%       $15,073          0.41%       $15,105              0.38%        $14,695
31-JUL-96       0.43%       $15,139          0.45%       $15,173              0.39%        $14,752
30-AUG-96       0.46%       $15,209          0.45%       $15,242              0.39%        $14,809
30-SEP-96       0.40%       $15,269          0.47%       $15,313              0.39%        $14,867
31-OCT-96       0.44%       $15,336          0.42%       $15,378              0.39%        $14,925
                                        Tbills            51.05% # donoghue                  46.95%      5.19%


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

                                  FREMONT FUNDS

ing. We all have to put gas in the car, buy groceries and pay the heating bill. We know it's getting more expensive. We all deserve a little bit of a pay raise in the midst of this vibrant economy. With unemployment at historically low levels, some of us will get one. Of course, our employers will do their best to pass higher wage costs along to consumers. The bottom line is that at some point in 1997, the Federal Reserve is likely to respond to an increase in the Consumer Price Index by raising short-term rates by 25 - 50 basis points from today's 5.25%. Anticipating this modest uptick in short term rates, we will very probably be shortening the portfolio's average maturity so that we can more quickly average into higher yielding securities.

  We will also continue to seek out undervalued securities. For example, every Monday, Jostens Corporation (a dominant market share company in the school ring and yearbook businesses) issues seven-day investment grade commercial paper. Because the company wants to sell its paper within a short four-hour window at the beginning of each week, it is generally priced to yield 3 - 5 basis points above most other comparable maturity and credit quality issues. As long as Jostens remains financially healthy and we can earn an extra 3 - 5 basis points weekly, we will continue to be one of their best customers.

  In closing, we thank you for your ongoing support. We remain dedicated to delivering superior money market returns.

  Sincerely,

  /s/Norman Gee

  Norman Gee
  Portfolio Manager
  Fremont Money Market Fund

                                  FREMONT FUNDS

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OF WILLIAM M. FEENEY]
[FUND PROFILE]

  Fremont California Intermediate Tax-Free Fund invests in California municipal bonds. Essential service bonds (water, sewer, electric, gas, etc.) and general obligation bonds (secured by the full faith and credit of the government issuer) are emphasized in this conservatively managed portfolio. Income from the Fund is free from both federal and state taxes for California residents.

  The direction of interest rates impacts the total return potential of bonds. When interest rates decline, longer maturities and higher durations (a measure of interest rate sensitivity) are advantageous. When interest rates rise, the reverse is true. Through the analysis of macro-economic, political, and market factors, Fund management strives to identify the dominant interest rate trend. The Fund's strategy is simply to position the portfolio's maturity/duration to take advantage of the dominant interest rate trend rather than trading on largely unpredictable temporary interest rate fluctuations.

  The Fund invests almost exclusively in the highest investment grade credits and will not invest in any bond below a BBB rating. Fund management also strives to identify "special situation" opportunities created by incomplete credit analysis, investor misperception, and market conditions.

TO OUR SHAREHOLDERS

  For the six-month period ended October 31, 1996, Fremont California Intermediate Tax-Free Fund returned 3.42% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 3.03%. For the full fiscal year, the Fund returned 4.63% versus the Index's 4.63%. We are pleased to report the Fund has maintained its Morningstar five year 5-star ranking.

  In the first fiscal half, the Fund portfolio's longer than average maturity (around 7 years) worked against us as stronger-than-expected economic growth reawakened long dormant inflationary fears and drove interest rates higher. In the second half,

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND INVESTMENT RETURNS

            FREMONT CA INTER TAX-FREE FUND   LEHMAN MUNI 5 YR STATE G.O. INDEX
            ------------------------------   ---------------------------------
16-NOV-90                  $10,000                          $10,000
30-NOV-90       0.64%      $10,064               0.67%      $10,067                  0.95%
31-DEC-90       0.40%      $10,105               0.35%      $10,102
31-JAN-91       1.67%      $10,273               1.46%      $10,250
28-FEB-91       0.88%      $10,364               0.88%      $10,340
31-MAR-91       0.06%      $10,370              -0.26%      $10,313
30-APR-91       0.93%      $10,467               1.39%      $10,456
31-MAY-91       0.60%      $10,530               0.49%      $10,508
30-JUN-91      -0.33%      $10,496              -0.14%      $10,493
31-JUL-91       1.02%      $10,603               1.00%      $10,598
31-AUG-91       1.26%      $10,737               1.26%      $10,731
30-SEP-91       1.34%      $10,881               1.20%      $10,860
31-OCT-91       0.50%      $10,936               0.78%      $10,945
30-NOV-91       0.16%      $10,953               0.31%      $10,979
31-DEC-91       2.14%      $11,187               2.25%      $11,226
31-JAN-92       0.27%      $11,218               0.18%      $11,246
29-FEB-92       0.04%      $11,222               0.06%      $11,253
31-MAR-92      -0.30%      $11,188              -0.37%      $11,211
30-APR-92       0.73%      $11,270               0.85%      $11,306
31-MAY-92       0.91%      $11,373               0.94%      $11,413
30-JUN-92       1.43%      $11,535               1.40%      $11,572
31-JUL-92       2.91%      $11,871               2.62%      $11,876
31-AUG-92      -1.04%      $11,747              -0.75%      $11,787
30-SEP-92       0.71%      $11,831               0.64%      $11,862
31-OCT-92      -0.75%      $11,741              -0.34%      $11,821
30-NOV-92       1.40%      $11,906               1.19%      $11,962
31-DEC-92       0.82%      $12,004               0.73%      $12,049
31-JAN-93       1.26%      $12,155               1.09%      $12,180
28-FEB-93       2.99%      $12,518               2.58%      $12,495
31-MAR-93      -1.55%      $12,325              -1.10%      $12,357
30-APR-93       0.89%      $12,434               0.60%      $12,432
31-MAY-93       0.21%      $12,460               0.35%      $12,475
30-JUN-93       1.66%      $12,666               1.33%      $12,641
31-JUL-93      -0.30%      $12,629               0.01%      $12,642
31-AUG-93       2.06%      $12,889               1.38%      $12,817
30-SEP-93       1.40%      $13,069               0.76%      $12,915
31-OCT-93       0.06%      $13,076               0.12%      $12,930
30-NOV-93      -0.86%      $12,964              -0.24%      $12,899
31-DEC-93       1.81%      $13,198               1.39%      $13,078
31-JAN-94       1.18%      $13,354               0.95%      $13,202
28-FEB-94      -2.60%      $13,007              -1.97%      $12,943
31-MAR-94      -2.63%      $12,664              -2.24%      $12,653
30-APR-94       0.41%      $12,717               1.00%      $12,779
31-MAY-94       0.62%      $12,795               0.58%      $12,854
30-JUN-94      -0.63%      $12,714              -0.26%      $12,820
31-JUL-94       1.58%      $12,915               1.04%      $12,954
31-AUG-94       0.23%      $12,945               0.48%      $13,016
30-SEP-94      -1.39%      $12,765              -0.74%      $12,920
31-OCT-94      -1.60%      $12,561              -0.56%      $12,847
30-NOV-94      -1.65%      $12,354              -0.76%      $12,750
31-DEC-94       1.60%      $12,552               0.91%      $12,866
31-JAN-95       2.22%      $12,830               1.05%      $13,001
28-FEB-95       2.94%      $13,208               1.49%      $13,195
31-MAR-95       1.12%      $13,356               0.97%      $13,323
30-APR-95       0.20%      $13,382               0.25%      $13,356
31-MAY-95       2.71%      $13,745               2.17%      $13,646
30-JUN-95      -0.68%      $13,652               0.14%      $13,665
31-JUL-95       0.87%      $13,771               1.40%      $13,856
31-AUG-95       1.08%      $13,920               0.88%      $13,979
30-SEP-95       0.42%      $13,978               0.32%      $14,023
31-OCT-95       1.34%      $14,165               0.41%      $14,081
30-NOV-95       1.05%      $14,313               0.88%      $14,204
31-DEC-95       0.75%      $14,421               0.57%      $14,285
31-JAN-96       1.13%      $14,583               1.25%      $14,464
29-FEB-96      -0.44%      $14,519              -0.36%      $14,412
31-MAR-96      -1.33%      $14,326              -0.60%      $14,326
30-APR-96       0.03%      $14,330              -0.19%      $14,299
31-MAY-96      -0.12%      $14,313              -0.13%      $14,280
30-JUN-96       0.57%      $14,394               0.60%      $14,366
31-JUL-96       1.26%      $14,575               0.73%      $14,470
30-AUG-96      -0.13%      $14,557               0.13%      $14,489
30-SEP-96       0.74%      $14,665               0.69%      $14,589
31-OCT-96       1.06%      $14,820               0.98%      $14,732
                                                              43.66%       6.66%

*  Unannualized

+ Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

                                  FREMONT FUNDS

                 PORTFOLIO CREDIT QUALITY OF FREMONT CALIFORNIA
                INTERMEDIATE TAX-FREE FUND AS OF OCTOBER 31, 1996

                              A             (21.5%)
                              AA            (26.9%)
                              AAA           (51.6%)



when no evidence of inflation materialized, interest rates came back down, making our longer maturity posture a blessing as is demonstrated in second half results. Going forward, with economic growth and inflation expectations moderating, we see intermediate-term interest rates continuing to trend lower, and consequently, have extended the portfolio's average maturity to 8 years. If our interest rate forecast proves accurate, this longer maturity will enhance the Fund's returns.

  Looking ahead, there is some good news and potentially bad news in the California municipal bond market. The California economy is gaining momentum. Unemployment is down from a peak of around 11% to 7.4%. Existing home sales are up 24% and housing starts are up 23.5% from year-ago levels. We have gone from years of big state government budget deficits to a comfortable surplus. California State general obligation bonds were recently upgraded from A to A+.

There may be further upgrades on the horizon.

  The potentially bad news is that Medicare and welfare reform will increase the financial burden on county and local governments. In addition, the recent passage of Proposition 218 subjects certain revenue raising issues to public referendum. This may restrict the ability of county and local governments to raise additional funds. We are taking a hard look at the impact this may have on county and municipal general obligation bonds. We anticipate reducing the Fund portfolio's position in these issues until the dust clears, at which point some attractive value-oriented opportunities may be available.

  Currently some appetizing values are evolving in the utility bond sector. We believe the rating agencies are over-reacting to the recent deregulation of the water and electric utilities industries. Under new regulation, privately held utilities will be allowed to compete for public utilities customers. But, being allowed to compete and doing so effectively are horses of two very different colors. For example, private electric utilities are to be given access to their public counterparts' grids (electric delivery systems). But, they are going to have to pay for it and in the end, may have little or no pricing advantage. We doubt anyone is likely to move a major power plant from one locale to another for modestly lower electric or water costs. Yet Los Angeles Department of Water and Power Bonds and Pasadena Electric Bonds were recently downgraded from AA to A+, creating higher yields we can take advantage of.

  In conclusion, we strive to add value both by adjusting the Fund's average maturity/duration to take advantage of dominant interest rate trends and by searching for opportunistically-priced securities in the California municipal bond universe. We are confident of continued success on both fronts and remain committed to providing you with superior risk-adjusted returns.

  Sincerely,

  /s/William M. Feeney

  William M. Feeney
  Portfolio Manager
  Fremont California Intermediate Tax-Free Fund

                                  FREMONT FUNDS

                        REPORT OF INDEPENDENT ACCOUNTANTS

    TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.:

  We have audited the accompanying statements of assets and liabilities of each of the nine funds comprising Fremont Mutual Funds, Inc. (the Funds), including each Fund's statement of investments in securities and net assets as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the nine funds comprising Fremont Mutual Funds, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                    Coopers & Lybrand L.L.P.

San Francisco, California
December 6, 1996

                               FREMONT GLOBAL FUND
                                October 31, 1996
-------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                     Country     Value
    Shares Security Description                        Code     (Note 1)
-------------------------------------------------------------------------
STOCKS - 51.6%
BUSINESS EQUIPMENT & SERVICES - 1.3%

     2,800 Sodexho SA                                   FR    $ 1,350,945
   143,000 Kyowa Exeo Corp.                             JP      1,367,881
   100,000 Compass Group PLC                            UK        992,744
    24,500 First Data Corp.                             US      1,953,875
    59,300 WMX Technologies, Inc.                       US      2,038,437
                                                              -----------
                                                                7,703,882
                                                              -----------
CAPITAL GOODS - 2.4%

 1,521,000 PT Dynaplast (Foreign Registered)            ID      1,616,140
     8,400 Kyocera Corp., ADR                           JP      1,103,550
   206,000 Mitsubishi Heavy Industries                  JP      1,581,834
    60,000 Cemex SA (Class B), ADR                      MX        433,248
        20 Zardoya-Otis                                 SP          2,037
    80,000 Autoliv AB                                   SW      3,391,556
    20,300 Caterpillar, Inc.                            US      1,393,088
    23,700 Emerson Electric Co.                         US      2,109,300
    34,500 PACCAR, Inc.                                 US      1,923,375
                                                              -----------
                                                               13,554,128
                                                              -----------
CONSUMER DURABLES - 2.6%

 *  33,600 Daimler-Benz AG                              GM      1,973,149
    31,000 Fukoku Co. Ltd.                              JP        372,707
    33,000 Murata Manufacturing Co. Ltd.                JP      1,059,939
    33,000 Sony Corp., ADR                              JP      1,992,375
   112,000 Suzuki Motor Co. Ltd.                        JP      1,140,149
    53,500 Chrysler Corp.                               US      1,798,937
    25,100 Eaton Corp.                                  US      1,499,725
    70,800 Ford Motor Co.                               US      2,212,500
    48,400 General Motors Corp.                         US      2,607,550
                                                              -----------
                                                               14,657,031
                                                              -----------
CONSUMER NON-DURABLES - 2.3%

    15,760 LVMH                                         FR      3,603,464
       440 LVMH, ADR                                    FR         20,185
 3,456,000 Pacific Andes International Holdings Ltd.    HK        545,287
*  288,000 Pacific Andes International Holdings Ltd.

           (Warrants 08/31/98)                          HK         16,202
 1,000,000 PT Mayora Indah                              ID        407,848
   460,295 San Miguel Corp. (Class B)                   PH      1,663,928
 2,000,000 Universal Robina Corp.                       PH        913,242
    76,000 Cerebos Pacific Ltd.                         SG        588,143
   108,000 Fraser & Neave Ltd.                          SG      1,073,482
*  180,000 Pacific Andes Holdings Ltd.                  SG         90,000
   100,000 Srithai Superware Co. Ltd.
           (Foreign Registered)                         TH        497,785
*  162,955 President Enterprises, GDR                   TW      2,525,806
   170,000 Associated British Foods PLC                 UK      1,167,533
                                                              -----------
                                                               13,112,905
                                                              -----------
CONSUMER SERVICES - 2.3%

    22,000 News Corp. Ltd., ADR                         AU        497,750
   190,820 Village Roadshow Ltd. (Preferred)            AU        551,379
     3,300 H.I.S. Co. Ltd.                              JP        174,919
    35,000 Secom Co.                                    JP      2,082,492
    20,000 Sega Enterprises Ltd.                        JP        807,372
    10,000 Sega Enterprises Ltd., ADR                   JP        101,107
   265,000 Genting Berhad                               MY      1,981,994

CONSUMER SERVICES (CONTINUED)

    70,600 Elsevier NV                                  NL    $ 1,171,164
     7,902 Wolters Kluwer NV                            NL      1,013,810
     9,953 Wolters Kluwer NV, ADR                       NL      1,280,001
   280,000 Helicopter Line Ltd. (The)                   NZ        593,670
   180,000 Rentokil Group PLC                           UK      1,208,382
    28,000 Disney (Walt) Co.                            US      1,844,500
                                                              -----------
                                                               13,308,540
                                                              -----------
ENERGY - 5.0%

*       15 Petrofina SA (Warrants 06/03/97)             BE             71
    33,800 Amoco Corp.                                  US      2,560,350
    14,900 Atlantic Richfield Co.                       US      1,974,250
    48,900 Chevron Corp.                                US      3,215,175
    61,500 Dresser Industries, Inc.                     US      2,021,812
    58,200 Exxon Corp.                                  US      5,157,975
    31,400 Kerr-McGee Corp.                             US      1,970,350
    30,300 Mobil Corp.                                  US      3,537,525
    66,100 Occidental Petroleum Corp.                   US      1,619,450
    37,700 Phillips Petroleum Co.                       US      1,545,700
    33,200 Texaco, Inc.                                 US      3,373,950
    68,200 USX-Marathon Group                           US      1,491,875
                                                              -----------
                                                               28,468,483
                                                              -----------
FINANCIAL SERVICES - 11.8%

    62,859 Lend Lease Corp. Ltd.                        AU      1,064,416
   200,000 Westpac Banking Corp. Ltd.                   AU      1,139,976
     5,000 Union Financiere de France Banque SA         FR        615,060
   770,000 Citic Pacific Ltd.                           HK      3,744,293
 1,398,000 JCG Holdings Ltd.                            HK      1,301,760
 1,452,750 PT Lippo Bank (Foreign Registered)           ID      2,104,938
   150,000 Instituto Mobiliare Italiano SPA             IT      1,186,515
   150,000 Arab Malaysian Finance Berhad
           (Foreign Registered)                         MY        807,281
   200,000 Commerce Asset Holding Berhad                MY      1,305,896
    33,912 Aegon NV, ADR                                NL      1,746,482
   105,416 Oversea-Chinese Banking Corp. Ltd.
           (Foreign Registered)                         SG      1,204,968
   129,899 United Overseas Bank Ltd.
           (Foreign Registered)                         SG      1,263,485
*    6,300 Housing & Commercial Bank, Korea             SK        121,234
       130 Samsung Fire & Marine Insurance              SK         60,575
   170,900 Bangkok Bank Ltd. (Foreign Registered)       TH      1,822,004

   600,000 Krung Thai Bank Public Co. Ltd.

           (Foreign Registered)                         TH      1,622,702
   120,000 Siam Commercial Bank
           (Foreign Registered)                         TH      1,091,208
   294,280 Thai Farmers Bank Co. Ltd.
           (Foreign Registered)                         TH      2,249,230
*   24,285 Thai Farmers Bank Public Co. Ltd.
           (Warrants 09/30/99)                          TH         23,797
    73,789 HSBC Holdings PLC (Hong Kong Shares)         UK      1,503,016
    55,600 Ahmanson (H.F.) & Co.                        US      1,744,450
    42,800 Allstate Corp.                               US      2,402,150
    33,000 American Express Co.                         US      1,551,000
    41,000 Banc One Corp.                               US      1,737,375
    26,200 BankAmerica Corp.                            US      2,397,300
    18,800 Bankers Trust New York Corp.                 US      1,588,600
    27,500 Chase Manhattan Corp.                        US      2,358,125

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                     Country     Value
    Shares Security Description                        Code     (Note 1)
-------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

    11,900 Cigna Corp.                                  US    $ 1,552,950
    31,400 Citicorp                                     US      3,108,600
    33,700 Dean Witter, Discover & Co.                  US      1,984,088
    18,200 Federal Home Loan Mortgage Corp.             US      1,838,200
    59,900 Federal National Mortgage Association        US      2,343,588
    40,700 First Chicago NBD Corp.                      US      2,075,700
    40,000 First Hawaiian, Inc.                         US      1,240,000
    21,200 First Union Corp.                            US      1,542,300
    29,200 Fleet Financial Group, Inc.                  US      1,456,350
    20,700 Nationsbank Corp.                            US      1,950,975
    37,800 Norwest Corp.                                US      1,658,475
    31,200 Republic New York Corp.                      US      2,379,000
    39,300 Travelers, Inc.                              US      2,132,025
    72,500 USLIFE Corp.                                 US      2,265,625
                                                              -----------
                                                               67,285,712
                                                              -----------
HEALTH CARE - 2.2%

    37,490 Gehe AG                                      GM      2,520,336
   800,500 PT Dankos Laboratories
           (Foreign Registered)                         ID        670,148
    22,000 Towa Pharmaceutical Co. Ltd.                 JP        361,036
     8,000 Astra AB "A" Free                            SW        367,115
    29,600 Aetna, Inc.                                  US      1,979,500
    44,900 Baxter International, Inc.                   US      1,868,963
    51,900 Columbia HCA Healthcare Corp.                US      1,855,425
    21,600 Medtronic, Inc.                              US      1,390,500
    27,000 Warner-Lambert Co.                           US      1,717,875
                                                              -----------
                                                               12,730,898
                                                              -----------
MISCELLANEOUS - 0.2%

   100,900 Taiwan Index Fund Ltd.                       TW      1,198,692
                                                              -----------
                                                                1,198,692
                                                              -----------
MULTI-INDUSTRY - 2.6%

     2,400 Viag AG                                      GM        885,813
*      685 Viag AG (New)                                GM        248,988
   560,000 Hutchison Whampoa                            HK      3,910,867
 1,240,000 Renong Berhad                                MY      1,952,988
*  248,000 Renong Berhad

           (Convertible Loan Stock 05/21/01)            MY         90,780
*  155,000 Renong Berhad (Warrants Exp. 11/21/00)       MY         63,178

   963,000 Comfort Group Ltd.                           SG        854,633
   110,000 Cycle & Carriage Ltd.                        SG      1,155,840
    29,800 Allied-Signal, Inc.                          US      1,951,900
    29,600 Minnesota Mining & Manufacturing Co.         US      2,268,100
    19,500 TRW, Inc.                                    US      1,764,750
                                                              -----------
                                                               15,147,837
                                                              -----------
RAW MATERIALS - 1.6%

    37,800 Broken Hill Proprietary Co. Ltd., ADR        AU      1,015,875
   776,000 Asiatic Development Berhad                   MY        694,009

    24,567 Hansol Paper Ltd., GDR                       SK        362,363
    11,875 Hansol Paper Ltd., GDR                       SK        175,156
    27,200 Dow Chemical Co.                             US      2,114,800
    19,000 Du Pont (E.I.) de Nemours & Co.              US      1,762,250
    80,900 Engelhard Corp.                              US      1,476,425
    40,400 Goodrich (B.F.) Co.                          US      1,711,950
                                                              -----------
                                                                9,312,828
                                                              -----------
RETAIL - 2.5%

     9,350 Hermes International                         FR    $ 2,369,700
   600,000 PT Hero Supermarket (Foreign Registered)     ID        373,503
    29,000 Ito-Yokado Co. Ltd.                          JP      1,445,546
    45,000 Seven Eleven Japan                           JP      2,614,305
*  200,000 Cifra SA de CV                               MX        258,469
*   58,500 Federated Department Stores, Inc.            US      1,930,500
    36,100 Home Depot, Inc.                             US      1,976,475
    38,600 McDonalds Corp.                              US      1,712,875
    36,900 Sears Roebuck & Co.                          US      1,785,037
                                                              -----------
                                                               14,466,410
                                                              -----------
SHELTER - 2.4%

 1,044,000 PT Jaya Real Property                        ID      1,154,124
    28,000 Kimberly-Clark de Mexico SA                  MX        538,218
 1,125,000 Ayala Land, Inc.                             PH      1,198,630
 4,800,000 C & P Homes, Inc.                            PH      2,191,781
*3,562,500 Filinvest Land, Inc.                         PH      1,206,478
   200,000 Nawarat Patanakarn Public Co. Ltd.
           (Foreign Registered)                         TH        266,531
    25,300 Armstrong World Industries, Inc.             US      1,688,775
    35,400 International Paper Co.                      US      1,513,350
    21,500 Kimberly-Clark Corp.                         US      2,004,875
    29,800 Mead Corp.                                   US      1,691,150
                                                              -----------
                                                               13,453,912
                                                              -----------
TECHNOLOGY - 4.8%

     6,000 SAP AG, ADR                                  GM        276,000
   110,000 Canon, Inc.                                  JP      2,104,432
    18,900 Hirose Electronics                           JP      1,121,229
    40,000 Hoya Corp.                                   JP      1,312,857
    14,000 TDK Corp.                                    JP        820,711
   600,000 Informatics Holdings Ltd.                    SG        234,292
*   31,145 Samsung Electronics Ltd., GDS
           (1/2 Non-Voting)                             SK        657,938
     4,241 Samsung Electronics Ltd., GDS
           (1/2 Voting)                                 SK        192,966
*    9,386 Samsung Electronics Ltd., New GDS
           (1/2 Non-Voting)                             SK        150,176
*    1,278 Samsung Electronics Ltd., New GDS
           (1/2 Voting)                                 SK         43,292
       220 Sungmi Telecom Electronics                   SK         44,732
    47,250 Advanced Information Services

           (Foreign Registered)                         TH        640,791
    39,300 Amp, Inc.                                    US      1,331,287
    33,000 Avnet, Inc.                                  US      1,662,375
    26,700 Boeing Co.                                   US      2,546,512
*   29,700 Compaq Computer Corp.                        US      2,067,862
    35,500 Hewlett-Packard Co.                          US      1,566,437
    36,500 International Business Machines Corp.        US      4,708,500
    53,800 Motorola, Inc.                               US      2,474,800
    30,000 Rockwell International Corp.                 US      1,650,000
    15,500 United Technologies Corp.                    US      1,995,625
                                                              -----------
                                                               27,602,814
                                                              -----------
TRANSPORTATION - 1.4%

    22,000 Grupo Casa Autrey SP, ADR                    MX        415,250
   125,000 Keppel Corp.                                 SG        931,842

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                     Country     Value

    Shares Security Description                        Code     (Note 1)

-------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

     8,500 Keppel Corp.

           (Convertible Loan Stock 07/15/97)            SG    $     10,018
*    8,500 Keppel Corp. (Warrants 06/30/97)             SG          26,553
     9,770 Korean Air                                   SK         182,097
   100,000 British Airways PLC                          UK         901,607
   245,000 Railtrack Group PLC                          UK       1,104,469
    24,900 Burlington Northern Santa Fe                 US       2,051,138
    25,600 Conrail, Inc.                                US       2,435,200
                                                              ------------
                                                                 8,058,174
                                                              ------------
UTILITIES - 6.2%

*   42,048 Hong Kong & China Gas Co.

           (Warrants 09/30/97)                          HK          15,498
 1,020,000 Telecom Italia Mobile SPA                    IT       2,106,966
       255 Nippon Telegraph & Telephone                 JP       1,779,070
    22,100 Telecom of New Zealand, ADR                  NZ       1,839,825
   305,975 Manila Electric Co. (Class B)                PH       2,247,073
    14,900 Philippine Long Distance Telephone Co.       PH         892,979
    70,000 Korea Electric Power Corp., ADR              SK       1,260,000
*   61,000 Korea Mobile Telecommunications, ADR         SK         762,500
   130,000 Cable & Wireless PLC                         UK       1,034,570
   113,200 Northern Electric PLC (Preferred)            UK         189,294
    30,000 Vodafone Group PLC, ADR                      UK       1,158,750
*   64,400 AirTouch Communications, Inc.                US       1,682,450
    35,400 Ameritech Corp.                              US       1,938,150
    29,600 Bell Atlantic Corp.                          US       1,783,400
    62,800 Bellsouth Corp.                              US       2,559,100
    30,000 Boston Edison Co.                            US         720,000
    37,500 Coastal Corp.                                US       1,612,500
    73,600 Entergy Corp.                                US       2,060,800
    44,300 GTE Corp.                                    US       1,866,138
   111,900 Pacific Gas & Electric Co.                   US       2,629,650
    38,600 Texas Utilities Co.                          US       1,563,300
    73,200 Unicom Corp.                                 US       1,903,200
    38,400 Williams Cos., Inc.                          US       2,006,400
                                                              ------------
                                                                35,611,613
                                                              ------------
TOTAL STOCKS (Cost $274,384,412)                              $295,673,859
                                                              ------------

                                                                  Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
--------------------------------------------------------------------------
BONDS - 21.9%
CORPORATE BONDS - 4.0%

 2,000,000 Asia Pulp & Paper International Finance
            10.250%, 10/01/00                                    2,040,000
 2,000,000 BankAmerica Corp., 8.125%, 08/15/04
            (Callable 08/15/99) @ 100)                           2,121,060
 3,000,000 Cemex SA de CV, 10.750%, 07/15/00                     3,060,000
 1,600,000 Chrysler Corp., 10.400%
            08/01/99 (Callable 08/01/97 @ 100)                   1,651,536
 3,000,000 Ford Motor Credit Corp.
            6.800%, 04/23/01                                     3,026,460
 2,500,000 General Electric Capital Corp.
            8.850%, 03/01/07 (Puttable 03/01/97 @ 100)           2,862,425
 3,000,000 General Motors Acceptance Corp.
            7.500%, 07/24/00                                     3,100,140

CORPORATE BONDS (CONTINUED)

 2,000,000 Pohang Iron & Steel Co. Ltd.

            7.375%, 05/15/05                                  $  2,040,500
 3,000,000 Sears, Roebuck and Co., 6.240%, 08/03/99              2,998,920
    83,037 Zions Auto Trust, 5.650%, 06/15/99                       83,098
                                                              ------------
                                                                22,984,139
                                                              ------------
MORTGAGE BACKED SECURITIES - 0.3%

 1,561,586 FNMA CMO, 1992-137BA REMIC,
            3.500%, 01/25/17                                     1,477,651
                                                              ------------
                                                                 1,477,651
                                                              ------------
U.S. GOVERNMENT BONDS - 1.3%

           U.S. Treasury Notes
 4,000,000 6.375%, 09/30/01                                      4,045,000
 3,000,000 7.125%, 02/29/00                                      3,103,110
                                                              ------------
                                                                 7,148,110
                                                              ------------
FOREIGN BONDS - 16.3%

AUS $ 4,000,000 European Bank for Reconstruction
                 and Development, 9.000%, 10/15/02               3,441,698
                Government of Australia
AUS $ 4,000,000  7.500%, 07/15/05                                3,203,333
AUS $ 4,000,000  8.750%, 01/15/01                                3,376,197
                European Investment Bank
CAN $ 4,000,000  7.750%, 04/22/03                                3,227,312
CAN $ 4,000,000  8.500%, 08/30/05                                3,348,639
                Government of Canada
CAN $ 4,000,000  7.500%, 03/01/01                                3,225,565
                Japan Highway Public Corp.
CAN $ 2,000,000  7.875%, 09/27/02                                1,622,989
                Oesterreichische Kontrollbank
CAN $ 2,000,000  (Republic of Austria), 9.000%, 06/19/02         1,699,518
                Republic of Finland
CAN $ 2,000,000  9.500%, 09/15/04                                1,762,982
                Toyko Electric Power
CAN $ 2,000,000  10.500%, 06/14/01                               1,765,782
                Kingdom of Denmark
DKK  20,000,000  7.000%, 12/15/04                                3,522,155
                Government of France
FF   20,000,000  8.500%, 11/25/02                                4,554,179
FF   15,000,000  8.500%, 04/25/03                                3,419,442
                Federal Republic of Germany
DM    6,000,000  6.000%, 01/05/06                                3,953,337
DM    3,000,000  6.750%, 04/22/03                                2,105,783
DM    4,500,000  6.875%, 05/12/05                                3,144,736
DM    4,000,000  8.375%, 05/21/01                                3,003,856
                Treuhandanstalt
DM    3,000,000  7.750%, 10/01/02                                2,209,590
                World Bank
DM    3,000,000  6.125%, 09/27/02                                2,059,318
                Government of Ireland
IEP   2,000,000  6.250%, 04/01/99                                3,260,229
IEP   2,000,000  6.500%, 10/18/01                                3,279,781
IEP   2,000,000  8.000%, 08/18/06                                3,493,219

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996

                                                                  Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                   (Note 1)
--------------------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

                 Government of Italy
ITL 4,500,000,000 8.500%, 01/01/04                            $  3,050,445
ITL 4,500,000,000 10.500%, 07/15/98                              3,117,456
                 Government of Netherlands
NLG     6,000,000 6.500%, 04/15/03                               3,734,227
                 Government of Sweden
SEK    20,000,000 6.000%, 02/09/05                               2,800,708
SEK    25,000,000 10.250%, 05/05/03                              4,446,707
                 UK Treasury
(pound) 2,500,000 7.500%, 12/07/06                               4,033,024
(pound) 2,000,000 8.500%, 12/07/05                               3,445,108
                 United Mexican States
US $    6,000,000 6.250%, 12/31/19
                  (Callable at any time @ 100)                   4,192,500
                                                             -------------
                                                                93,499,815
                                                             -------------
TOTAL BONDS (Cost $118,813,559)                                125,109,715
                                                             -------------

                                                                 Value
Face Amount/Issuer/Discount Rate/Stated Maturity                (Note 1)

--------------------------------------------------------------------------
SHORT TERM SECURITIES - 26.1%

        9,025,091 Benchmark Diversified Assets Fund              9,025,091
    **  5,000,000 Allianz of America Finance Corp.
                   5.300%, 11/05/96                              4,997,056
        5,000,000 Associates Corp. of North America,
                   CP, 5.250%, 12/03/96                          4,976,667
        5,000,000 Berliner Handels-und Frankfurt Bank,
                   CP, 5.240%, 11/18/96                          4,987,628
        5,000,000 C.I.T. Group Holdings, Inc.,
                   CP, 5.240%, 11/21/96                          4,985,444
    **  5,000,000 Cargill Financial Services Corp.,
                   CP, 5.240%, 11/08/96                          4,994,906
        5,000,000 Clorox Co., CP, 5.230%, 11/19/96               4,986,925
        5,000,000 Ford Motor Credit Corp., CP,
                   5.250%, 11/06/96                              4,996,354
    **  5,000,000 Gillette Co., CP, 5.230%, 11/07/96             4,995,642
        5,000,000 Goldman Sachs & Co., CP,
                   5.240%, 11/26/96                              4,981,806
    **  5,000,000 Great Lakes Chemical Corp.,
                   CP, 5.240%, 11/14/96                          4,990,539
        5,000,000 Heinz (H.J.) & Co., CP, 5.350%, 11/05/96       4,997,028
        5,000,000 Jostens, Inc., CP, 5.330%, 11/04/96            4,997,779
    **  5,000,000 Koch Industries, Inc., CP,
                   5.230%, 12/09/96                              4,972,397
        5,000,000 Merrill Lynch & Co., Inc., CP,
                   5.260%, 11/12/96                              4,991,964
        5,000,000 MetLife Funding, Inc.,
                   CP, 5.230%, 11/13/96                          4,991,283
        5,000,000 Mitsubishi International Corp., CP,
                   5.250%, 11/15/96                              4,989,792
        5,000,000 Mitsui & Co. (U.S.A.), Inc., CP,
                   5.280%, 12/06/96                              4,974,333

SHORT TERM SECURITIES (CONTINUED)

        5,000,000 Penney (J.C.) Funding Corp., CP,
                   5.230%, 11/20/96                           $  4,986,199
    **  5,000,000 Rexam PLC, CP, 5.250%, 12/04/96                4,975,938
        5,000,000 Sandoz Corp., CP, 5.230%, 11/14/96             4,990,557
    **  5,000,000 Sony Capital Corp., CP, 5.250%,
                   11/01/96                                      5,000,000
    **  5,000,000 St. Paul Cos., Inc., CP, 5.240%,
                   12/02/96                                      4,977,439
        5,200,000 Toshiba Capital (Asia) Ltd., CP
                   5.300%, 12/11/96                              5,169,378
        5,000,000 Toys "R" Us, Inc., CP, 5.220%,
                   11/25/96                                      4,982,600
        5,000,000 Transamerica Finance Corp., CP,
                   5.240%, 11/22/96                              4,984,716
        5,000,000 Unilever Capital Corp., CP, 5.300%,
                   11/04/96                                      4,997,791
        5,000,000 Union Bank of Switzerland Finance, Inc.,
                   CP, 5.625%, 11/01/96                          5,000,000
        5,000,000 USAA Capital Corp., CP, 5.250%,
                   11/27/96                                      4,981,113
                                                              ------------
TOTAL SHORT TERM SECURITIES (Cost $148,878,365)                148,878,365
                                                              ------------
TOTAL INVESTMENTS (Cost $542,076,336), 99.6%                   569,661,939
OTHER ASSETS AND LIABILITIES, NET, 0.4%                          2,488,297
                                                              ------------
NET ASSETS, 100.0%                                            $572,150,236
                                                              ============

PORTFOLIO ABBREVIATIONS:
    ADR - American Depository Receipt
     CP - Commercial Paper
    CMO - Collateralized Mortgage Obligation
   FNMA - Federal National Mortgage Association
    GDR - Global Depository Receipt
    GDS - Global Depository Share
  REMIC - Real Estate Mortgage Investment Conduit

CURRENCY ABBREVIATIONS:
   AUS$ - Australian Dollar
   CAN$ - Canadian Dollar
    DKK - Danish Kroner
     FF - French Franc
     DM - German Deutschemark
    IEP - Irish Punt
    ITL - Italian Lira
    NLG - Netherlands Guilder
    SEK - Swedish Krona
(pound) - British Pound
    US$ - US Dollar

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

      The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                                October 31, 1996
-----------------------------------------------------------------------------
COUNTRY DIVERSIFICATION

  Country                         % of
   Code    Country Name        Net Assets
-----------------------------------------
    AU   Australia                2.5%
    CN   Canada                   2.9%
    DK   Denmark                  0.7%
    FR   France                   2.9%
    GM   Germany                  4.0%
    HK   Hong Kong                1.7%
    ID   Indonesia                1.1%
    IR   Ireland                  1.8%
    IT   Italy                    1.7%
    JP   Japan                    4.1%
    MX   Mexico                   0.3%
    MY   Malaysia                 1.2%
    NL   Netherlands              1.6%
    NZ   New Zealand              0.4%
    PH   Philippines              1.8%
    SG   Singapore                1.3%
    SK   South Korea              0.7%
    SW   Sweden                   2.0%
    TH   Thailand                 1.4%
    TW   Taiwan                   0.6%
    UK   United Kingdom           2.9%
    US   United States           62.4%
                                -----
         TOTAL                  100.0%
                                -----

The accompanying notes are an integral part of these financial statements.

                         FREMONT INTERNATIONAL GROWTH FUND
                                  October 31, 1996
-----------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                 Country      Value
Shares  Security Description                       Code      (Note 1)
-----------------------------------------------------------------------
STOCKS - 95.5%
BUSINESS EQUIPMENT & SERVICES - 4.6%

     825  Sodexho SA                                FR     $    398,046
  81,000  Kyowa Exeo Corp.                          JP          774,814
  45,000  Compass Group PLC                         UK          446,735
                                                           ------------
                                                              1,619,595
                                                           ------------
CAPITAL GOODS - 6.6%

   7,000  Kyocera Corp.                             JP          461,343
   6,000  Mabuchi Motors Co.                        JP          305,397
  16,000  Raito Kogyo Co.                           JP          247,126
   1,000  Shinkawa                                  JP           17,990
  30,600  Autoliv AB                                SW        1,297,270
                                                           ------------
                                                              2,329,126
                                                           ------------
CONSUMER DURABLES - 6.6%

   1,200  Volkswagen AG                             GM          474,147
  28,000  Alpine Electronics, Inc.                  JP          442,299
  15,000  Matsushita-Kotobuki Electronics           JP          346,204
  10,000  Murata Manufacturing Co. Ltd.             JP          321,194
  17,600  Rinnai Corp.                              JP          375,323
   6,000  Sony Corp.                                JP          359,631
                                                           ------------
                                                              2,318,798
                                                           ------------
CONSUMER NON-DURABLES - 7.0%

   2,500  LVMH                                      FR          571,615
 240,000  PT Budi Acid Jaya (Foreign Registered)    ID          309,106
  40,000  PT Hanjaya Mandala Sampoerna
           (Foreign Registered)                     ID          371,786
 165,000  San Miguel Corp. (Class B)                PH          596,461
 *40,549  President Enterprises, GDR                TW          628,513
                                                           ------------
                                                              2,477,481
                                                           ------------
CONSUMER SERVICES - 6.7%

 200,000  PT Steady Safe (Foreign Registered)       ID          193,191
   8,000  Secom Co.                                 JP          475,998
   7,661  Wolters Kluwer NV                         NL          982,890
 105,000  Rentokil Group PLC                        UK          704,889
                                                           ------------
                                                              2,356,968
                                                           ------------
FINANCIAL SERVICES - 11.4%

 160,000  Reinsurance Australia Corp. Ltd.          AU          478,790
 375,000  PT Lippo Bank (Foreign Registered)        ID          543,350
 200,000  Public Bank Berhad (Foreign Registered)   MY          375,148
  14,558  Aegon NV, ADR                             NL          749,732
   7,850  Kookmin Bank                              SK          125,410
  67,600  Bangkok Bank Ltd.(Foreign Registered)     TH          720,699
 120,000  Finance One Public Co. Ltd.
           (Foreign Registered)                     TH          338,651
  25,000  Siam Commercial Bank
           (Foreign Registered)                     TH          227,335
  62,000  Thai Farmers Bank Public Co. Ltd.
           (Foreign Registered)                     TH          473,876
*  3,750  Thai Farmers Bank Public Co. Ltd.
           (Warrants 09/30/99)                      TH            3,675
                                                           ------------
                                                              4,036,666
                                                           ------------
HEALTH CARE - 10.6%

  13,120  Gehe AG                                   GM     $    882,017
 600,000  PT Dankos Laboratories
           (Foreign Registered)                     ID          502,297
  40,000  Banyu Pharmaceutical Co.                  JP          508,995
  35,000  Santen Pharmaceutical Co.                 JP          740,237
      73  Roche Holding AG                          SZ          550,379
  18,000  Glaxo Wellcome PLC, ADR                   UK          567,000
                                                           ------------
                                                              3,750,925
                                                           ------------
MULTI-INDUSTRY - 4.3%

  98,000  Hutchison Whampoa                         HK          684,402
 250,000  Renong Berhad                             MY          393,748
* 72,000  Renong Berhad
           (Convertible Loan Stock 05/21/01)        MY           26,355
* 45,000  Renong Berhad (Warrants 11/21/00)         MY           18,342
*494,000  International UNP Holdings                CN          114,339
 300,000  Comfort Group Ltd.                        SG          266,241
                                                           ------------
                                                              1,503,427
                                                           ------------
RAW MATERIALS - 3.3%

 250,000  M.I.M. Holdings Ltd.                      AU          324,577
 160,000  QNI Ltd.                                  AU          321,727
* 20,400  Concordia Paper Holdings Ltd., ADR        HK          102,000
* 15,355  Hansol Paper Ltd., GDR                    SK          226,486
  28,000  Siam City Cement Public Co. Ltd.
           (Foreign Registered)                     TH          175,597
                                                           ------------
                                                              1,150,387
                                                           ------------
RETAIL - 6.0%

   2,750  Hermes International                      FR          696,971
   2,200  Ito Yokado Co. Ltd., ADR                  JP          440,000
  17,164  Ceteco Holdings, ADS                      NL          970,796
                                                           ------------
                                                              2,107,767
                                                           ------------
SHELTER - 2.4%

 160,000  Malaysian Resources Corp. Berhad          MY          614,167
 189,700  Nawarat Patanakarn Public Co. Ltd.
           (Foreign Registered)                     TH          252,804
                                                           ------------
                                                                866,971
                                                           ------------
TECHNOLOGY - 13.2%

  10,000  TT Tieto OY (Class B)                     FI          668,398
   1,450  Rexel SA                                  FR          428,931
   5,500  SAP AG (Preferred)                        GM          738,771
   1,000  Advantest Corp.                           JP           37,736
   8,100  Canon, Inc., ADR                          JP          780,638
  25,000  Hoya Corp.                                JP          820,535
  16,000  NTT Data Communications Systems Co.       JP          473,190
 300,000  Datacraft Asia Ltd.                       SG          351,000
 600,000  Informatics Holdings Ltd.                 SG          234,292
*  4,348  Samsung Electronics Ltd., GDS
           (1/2 Non-Voting)                         SK           91,851
     130  Samsung Electronics Ltd., GDS
           (1/2 Voting)                             SK            5,915

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996

-----------------------------------------------------------------------
                                                 Country      Value
Shares  Security Description                       Code      (Note 1)
-----------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

*   1,310  Samsung Electronics Ltd., New GDS
            (1/2 Non-Voting)                        SK    $      20,960
*      39  Samsung Electronics Ltd., New GDS
            (1/2 Voting)                            SK            1,321
                                                           ------------
                                                              4,653,538
                                                           ------------
TRANSPORTATION - 4.8%

  240,000  Cathay Pacific Airways                   HK          375,567
   60,000  Singapore Airlines Ltd.
           (Foreign Registered)                     SG          528,221
   46,000  British Airways PLC                      UK          414,739
   85,000  Railtrack Group PLC                      UK          383,183
                                                           ------------
                                                              1,701,710
                                                           ------------
UTILITIES - 8.0%

   13,000  VEBA AG                                  GM          692,048
  260,000  Telecom Italia Mobile SPA                IT          537,070
  220,000  Telecom Italia SPA                       IT          250,777
       51  Nippon Telegraph & Telephone             JP          355,814
   75,075  Manila Electric Co. (Class B)            PH          551,350
   55,000  Cable & Wireless PLC                     UK          437,703
                                                           ------------
                                                              2,824,762
                                                           ------------
TOTAL STOCKS (Cost $31,207,266)                              33,698,121
                                                           ------------

                                                 Country       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity     Code       (Note 1)
-----------------------------------------------------------------------
CONVERTIBLE BONDS - 0.9%

  250,000  United Micro Electronics,
           1.250%, 06/08/04                         TW          307,625
                                                           ------------
TOTAL CONVERTIBLE BONDS (Cost $368,564)                         307,625
                                                           ------------

                                                 Country       Value
Face Amount/Issuer                                 Code       (Note 1)
-----------------------------------------------------------------------
SHORT TERM SECURITIES - 2.8%

 991,842  Benchmark Diversified Assets Fund         US          991,842
                                                           ------------
TOTAL SHORT TERM SECURITIES (Cost $991,842)                     991,842
                                                           ------------
TOTAL INVESTMENTS (Cost $32,567,672), 99.2%                  34,997,588

OTHER ASSETS AND LIABILITIES, NET, 0.8%                         275,158
                                                           ------------
NET ASSETS, 100.0%                                         $ 35,272,746
                                                           ============
PORTFOLIO ABBREVIATIONS:
 ADR - American Depository Receipt
 ADS - American Depository Shares
 GDR - Global Depository Receipt
 GDS - Global Depository Shares

COUNTRY DIVERSIFICATION

   Country                        % of
    Code       Country Name    Net Assets
-----------------------------------------
     AU     Australia             3.2%
     CN     Canada                0.3%
     FI     Finland               1.9%
     FR     France                6.0%
     GM     Germany               7.9%
     HK     Hong Kong             3.3%
     ID     Indonesia             5.5%
     IT     Italy                 2.2%
     JP     Japan                23.5%
     MY     Malaysia              4.0%
     NL     Netherlands           7.7%
     PH     Philippines           3.2%
     SG     Singapore             3.9%
     SK     South Korea           1.3%
     SW     Sweden                3.7%
     SZ     Switzerland           1.6%
     TH     Thailand              6.2%
     TW     Taiwan                2.7%
     UK     United Kingdom        8.4%
     US     United States         3.5%
                                -----
            TOTAL               100.0%
                                =====

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                    Country       Value
   Shares  Security Description                       Code       (Note 1)
--------------------------------------------------------------------------
STOCKS - 98.3%
BUSINESS EQUIPMENT & SERVICES - 2.1%

    5,000  Aida Engineering                            JP     $     35,542
    6,000  Kyudenko Co. Ltd.                           JP           68,978
    5,000  Toenec Corp.                                JP           37,692
    8,933  Cowie Group PLC                             UK           52,191
                                                              ------------
                                                                   194,403
                                                              ------------
CAPITAL GOODS - 11.5%

7,980,000  Companhia de Acos Especiais
            Itabira-Acesita                            BR           16,313
6,400,000  Companhia Siderurgica de Tubarao
            (Preferred B)                              BR           95,006
*     356  Skoda Koncern Plzen AS                      CZ           11,311
    5,300  Rautaruukki OY                              FI           46,425
    1,450  Bertrand Faure                              FR           49,547
       20  Campagnie Fives-Lille                       FR            1,808
      600  Legris Industries                           FR           23,302
      750  Vallourec SA                                FR           41,795
*     350  DLW AG                                      GM           22,376
      200  Felten & Guilleaume Energietechnik AG       GM           22,409
    7,000  Bunka Shutter Co.                           JP           48,776
   22,000  Energy Support                              JP          140,939
    1,000  Inaba Denkisangyo Co.                       JP           21,150
*  13,000  Mitsubishi Steel Manufacturing              JP           66,283
    3,000  Seirei Industry                             JP           13,111
    2,000  Yokogawa Bridge Corp.                       JP           23,519
    6,700  Steel & Tube Holdings Ltd.                  NZ           37,029
   36,000  Van Der Horst Ltd.                          SG          132,907
    8,000  Dongkuk Steel Mill Co.                      SK          159,758
    7,000  Poongsan Corp.                              SK           85,567
                                                              ------------
                                                                 1,059,331
                                                              ------------
CONSUMER DURABLES - 0.9%

*   9,679  CIA Interamericana de Automotive            AR           43,078
    4,100  Toyota South Africa Ltd.                    SA           27,499
   87,987  Arcelik AS                                  TU            8,674
                                                              ------------
                                                                    79,251
                                                              ------------
CONSUMER NON-DURABLES - 9.3%

1,300,000  Bombril SA (Preferred)                      BR           25,309
8,700,000  Ceval Alimentos SA (Preferred)              BR           83,841
9,800,000  Perdigao SA Comercio e Industria
            (Preferred)                                BR           18,507
  100,000  Sao Paulo Alpargatas SA (Preferred)         BR            6,230
      107  Cokoladovny AS                              CZ           13,290
    1,100  Delta Dairy SA (Preferred)                  GR            9,186
    1,100  Hellenic Sugar Industry SA                  GR           10,756
    7,000  Lai Sun Garment International Ltd.          HK           10,501
*   8,000  PT Chareon Pokphand Indonesia
            (Foreign Registered)                       ID            8,930
   17,000  PT Japfa Comfeed Indonesia
            (Foreign Registered)                       ID           11,312
    4,000  Daito Gyorui Co.                            JP           14,041
    6,000  Kirin Beverage Corp.                        JP           80,035
    6,000  Marudai Food Co. Ltd.                       JP           36,911

CONSUMER NON-DURABLES (CONTINUED)

   11,000  Prima Meat Packers                          JP     $     36,200
    1,000  Sanyo Coca-Cola Bottling                    JP           13,690
   53,000  Grupo Industrial Maseca SA de CV
            (Series B)                                 MX           65,036
   17,000  Guinness Anchor Berhad                      MY           43,728
    8,000  Nanyang Press Berhad                        MY           31,342
   35,000  Yeo Hiap Seng Berhad                        MY           94,183
    3,400  Lion Nathan Ltd.                            NZ            8,771
      400  Unicer-Uniao Cervejeira SA
            (Registered Shares)                        PT            7,192
   11,000  GP Batteries International Ltd.
            (U.S. Dollar Shares)                       SG           31,900
    2,000  Dongwon Industries Co.                      SK           41,876
 *  3,100  LG International Corp.                      SK           30,991
    3,000  Sam Yang Co. Ltd.                           SK          103,843
      900  American Standard Sanitaryware Ltd.
            (Foreign Registered)                       TH           14,463
    2,600  Karat Sanitaryware Co. Ltd.
            (Foreign Registered)                       TH            5,554
   15,999  Tat Konserve Sanayii AS                     TU            2,241
                                                              ------------
                                                                   859,859
                                                              ------------
CONSUMER SERVICES - 0.7%

      850  Gaumont                                     FR           67,732
                                                              ------------
                                                                    67,732
                                                              ------------
ENERGY - 4.2%

    5,311  CIA Naviera Perez Co. (Class B)             AR           33,465
3,600,000  Distribuidora de Produtos de Petroleo
            Ipiranga SA (Preferred)                    BR           42,052
5,300,000  Petrobras Distribuidora SA (Preferred)      BR           89,769
   37,500  Uniao de Industrias Petroquimicas SA
            (Preferred B)                              BR           15,331
      100  Elf Gabon                                   FR           23,821
    2,000  Itochu Fuel Corp.                           JP           15,270
    2,000  Kamei Corp.                                 JP           22,115
*   1,325  Energy Africa Ltd.                          SA            3,978
   46,300  Bangchak Petroleum Public Co. Ltd.
            (Foreign Registered)                       TH           48,091
   56,000  Petrol Ofisi AS                             TU           16,271
  230,100  Turcas Petroculuk AS                        TU           16,475
  112,200  Premier Oil PLC                             UK           60,258
                                                              ------------
                                                                   386,896
                                                              ------------
FINANCIAL SERVICES (BANKS) - 13.0%

    7,400  Advance Bank of Australia Ltd.              AU           39,719
    5,600  Bank of Melbourne Ltd.                      AU           38,569
   17,200  National Bank of Canada                     CN          166,947
   14,600  Investicni A Postovni Banka                 CZ          162,932
*     550  Credit Lyonnais                             FR           15,024
    2,400  Parisienne de Reescompt                     FR          190,259
    1,466  Credit Bank of Athens
            (Registered Shares)                        GR           93,513
    1,700  National Bank of Greece
            (Registered Shares)                        GR          107,726

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
---------------------------------------------------------------------------
                                                     Country       Value
    Shares  Security Description                       Code       (Note 1)
---------------------------------------------------------------------------
FINANCIAL SERVICES (BANKS) (CONTINUED)

    12,000  MBF Capital Berhad                          MY     $     16,525
       300  KAS Associatie NV                           NL           13,236
*   24,696  Union Bank of the Philippines               PH           28,192
     2,100  Banco Totta & Acores
             (Registered Shares)                        PT           38,019
    13,800  BPI-SGPS SA (Registered Shares)             PT          163,802
*   45,000  Bangkok Bank of Commerce Public
             Co. Ltd. (Foreign Registered)              TH           28,221
    13,800  First Bangkok City Bank Public
             Co. Ltd. (Foreign Registered)              TH           15,956
 1,405,000  Demirbank TAS                               TU           48,111
 1,295,800  Yapi Ve Kredi Bankasi SA                    TU           33,615
                                                               ------------
                                                                  1,200,366
                                                               ------------
FINANCIAL SERVICES (OTHER) - 7.8%

     1,200  London Insurance Group                      CN           30,373
     2,150  Credit National                             FR          113,347
       350  Societe Financiere Interbail SA             FR           15,171
   212,400  Century City International Holdings Ltd.    HK           50,269
    60,000  Liu Chong Hing Investment Ltd.              HK           65,569
    42,000  Peregrine Investment Holdings Ltd.          HK           67,625
    27,500  Tai Cheung Holdings                         HK           22,406
     7,100  Irish Permanent PLC                         IR           54,023
    15,000  Life Co. Ltd.                               JP           50,417
    13,000  Nippon Shinpan Co.                          JP           78,605
    14,000  Datuk Keramat Holdings Berhad               MY           23,269
        23  Assurantieconcern Stad Rotterdam            NL              864
     2,800  Phatra Thanakit Co. Ltd.
             (Foreign Registered)                       TH           10,371
    12,600  Union Asia Finance Co. Ltd.
             (Foreign Registered)                       TH           27,409
    31,700  E D & F Man Group PLC                       UK           88,735
     9,100  Lloyd Thompson Group PLC                    UK           25,103
                                                               ------------
                                                                    723,556
                                                               ------------
HEALTH CARE - 0.8%

       100  Andreae-Noris Zahn AG                       GM           37,898
        90  Galenica Holdings AG
             (Registered Shares)                        SZ           34,424
                                                               ------------
                                                                     72,322
                                                               ------------
MULTI-INDUSTRY - 8.9%

     1,400  Marine-Wendel                               FR          126,074
     9,700  Crean (James) PLC (Units)                   IR           31,608
     2,000  Suntelephone Co. Ltd.                       JP           13,357
   115,000  Berjaya Group Berhad                        MY           81,460
*   57,500  Berjaya Group Berhad (Rights)               MY              796
    21,000  Oriental Holdings Berhad                    MY          142,936
       700  Hollandsche Beton Groep NV                  NL          129,669
     1,600  Internatio-Muller NV                        NL           38,495
    10,000  Daewoo Corp.                                SK           84,720
*6,157,200  Dogan Sirketler Grubu Holdings AS           TU          116,602
     8,900  Goode Durrant PLC                           UK           51,057
                                                               ------------
                                                                    816,774
                                                               ------------
RAW MATERIALS - 13.1%

    29,120  Aluar Aluminio Argentina SA (Class B)       AR     $     68,443
     1,400  Voest-Alpine Stahl AG                       AS           46,370
       200  Tessenderlo Chemie                          BE           73,594
 1,400,000  Companhia Petroquimica de Sul               BR           74,272
 9,300,000  Fertilizantes Fosfatdos SA (Preferred)      BR           49,519
   292,000  Shanghai Petrochemical Co. Ltd.
             (Hong Kong Shares)                         CH           78,360
   614,000  Yizheng Chemical Fibre Co. Ltd.
             (Hong Kong Shares)                         CH          142,139
*   18,400  Stelco, Inc.                                CN          107,843
*      116  Sepap AS                                    CZ            4,658
*      221  Synthesia AS                                CZ            3,114
       400  Nord Est                                    FR           10,060
     2,500  Sommer-Allibert                             FR           69,316
       400  Hellas Can Packaging SA                     GR            7,260
    31,000  Chuetsu Pulp & Paper Co. Ltd.               JP          145,818
    13,000  Cydsa SA (Series A)                         MX           24,793
*   36,000  Empaques Ponderosa SA de CV
             (Series B)                                 MX           17,164
       900  DSM NV                                      NL           86,032
     6,100  Portucel Industrial-Empresa Produtora
             de Celulosa SA                             PT           37,474
     8,900  Hartebeesfontein Gold Mining Co. Ltd.       SA           22,740
     2,000  Sunkyong Industries Ltd.                    SK           33,404
     2,800  Empresa Nacional de Celulosas SA            SP           35,945
*   15,800  Ercros SA                                   SP            7,421
     4,500  National Petrochemical Co.
             (Foreign Registered)                       TH            4,674
    43,209  Cimentas                                    TU            4,932
   134,000  Petkim Petrokimya Holdings AS               TU           54,229
                                                               ------------
                                                                  1,209,574
                                                               ------------
RETAIL - 7.8%

*      200  Kaufring AG                                 GM           11,336
     7,000  Chiyoda Co.                                 JP          130,233
    10,000  Kotobukiya Co. Ltd.                         JP           53,532
     2,000  Oak & Co.                                   JP           12,550
     5,000  Parco                                       JP           46,951
*   42,000  Controladora Comercial Mexicana
             SA de CV (Units)                           MX           37,099
     2,300  Macintosh NV                                NL           54,119
    12,700  East Asiatic Public Co. Ltd.
             (Local Shares)                             TH           12,818
     9,100  Saha Pathana Inter-Holding Ltd.
             (Foreign Registered)                       TH           21,579
    42,100  Kwik Save Group PLC                         UK          218,222
    19,700  Lex Service PLC                             UK          116,541
                                                               ------------
                                                                    714,980
                                                               ------------
SHELTER - 8.0%

       700  Bau Holdings AG                             AS           33,116
     5,000  Brasilit SA                                 BR            8,031
*       56  Inzenyrske a Prumslove Stavby AS            CZ            6,424
*    1,200  Societe Generale d'Enterprises SA           FR           23,899
*    4,250  AGIV AG                                     GM           61,064
    89,000  Kumagai Gumi                                HK           82,298
*   17,800  Kumagai Gumi (Warrants 06/30/98)            HK            3,338
    20,000  Daikyo, Inc.                                JP          124,265

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------------
                                                 Country       Value
Shares      Security Description                  Code        (Note1)
--------------------------------------------------------------------------------
SHELTER (CONTINUED)

      100   Daito Trust Construction                JP     $   1,264
    4,000   Kawasho Gecoss Corp.                    JP        46,687
   10,000   Nichiei Construction                    JP        85,652
    8,000   SXL Corp.                               JP        69,644
    4,800   Vitro SA                                MX         9,214
    1,100   Koninklijke BAM Groep NV                NL        64,061
      880   Sungwon Construction Co.                SK        13,420
   29,900   Persimmon PLC                           UK       101,458
                                                           ---------
                                                             733,835
                                                           ---------

TECHNOLOGY - 0.5%

*     322   SPT Telecom AS                          CZ        34,371
    1,100   Alphatec Electronics Public Co. Ltd.
             (Foreign Registered)                   TH         8,709
                                                           ---------
                                                              43,080
                                                           ---------
TRANSPORTATION - 3.3%

    1,000   Compagnie Maritime Belge SA             BE        74,874
    5,000   Nippon Konpo Unyu Soko                  JP        38,350
    3,800   Koninklijke Nedlloyd Groep NV           NL        95,226
   25,000   Hai Sun Hup Group Ltd.                  SG        17,661
   37,000   Neptune Orient Lines Ltd.               SG        30,997
*   2,000   Hanjin Shipping Co.                     SK        45,265
                                                           ---------
                                                             302,373
                                                           ---------
UTILITIES - 6.4%

    3,100   Telecom de Argentina SA (Class B)       AR        11,472
2,500,000   Companhia Energetica de Minas Gerais
             (Preferred)                            BR        79,310
*     741   Ceske Energeticke Zavody AS             CZ        26,374
    1,200   Electricas Reunidas de Zaragoza SA      SP        34,755
    6,700   Hyder PLC                               UK        77,200
   20,300   Northern Ireland Electricity PLC        UK       107,536
    5,300   Scottish Hydro-Electric PLC             UK        23,720

   19,400   Southern Electric PLC                   UK       203,169
    5,400   Wessex Water PLC                        UK        31,066
                                                           ---------
                                                             594,602
                                                           ---------
TOTAL STOCKS (Cost $8,946,630)                             9,058,934
                                                           ---------


                                                  Country     Value
Face Amount/Issuer                                 Code     (Note 1)
------------------                                -------   --------
SHORT TERM SECURITIES - 1.2%

  110,337   Benchmark Diversified Assets Fund       US       110,337
                                                         -----------

TOTAL SHORT TERM SECURITIES (Cost $110,337)                  110,337
                                                         -----------

TOTAL INVESTMENTS (Cost $9,056,967), 99.5%                 9,169,271

OTHER ASSETS AND LIABILITIES, NET, 0.5%                       44,904
                                                         -----------

NET ASSETS, 100.0%                                       $ 9,214,175
                                                         ===========



COUNTRY DIVERSIFICATION

   Country                                       % of
    Code             Country Name             Net Assets
--------------------------------------------------------------------------------
       AR         Argentina                       1.7%
       AS         Austria                         0.9%
       AU         Australia                       0.9%
       BE         Belgium                         1.7%
       BR         Brazil                          6.6%
       CH         China                           2.4%
       CN         Canada                          3.3%
       CZ         Czech Republic                  2.8%
       FI         Finland                         0.5%
       FR         France                          8.4%
       GM         Germany                         1.7%
       GR         Greece                          2.5%
       HK         Hong Kong                       3.4%
       ID         Indonesia                       0.2%
       IR         Ireland                         0.9%
       JP         Japan                          17.1%
       MX         Mexico                          1.7%
       MY         Malaysia                        4.8%
       NL         Netherlands                     5.2%
       NO         Norway                          0.1%
       NZ         New Zealand                     0.5%
       PH         Philippines                     0.3%
       PT         Portugal                        2.7%
       SA         South Africa                    0.6%
       SG         Singapore                       2.3%
       SK         South Korea                     6.5%
       SP         Spain                           0.8%
       SZ         Switzerland                     0.2%
       TH         Thailand                        2.2%
       TU         Turkey                          3.3%
       UK         United Kingdom                 12.7%
       US         United States                   1.1%
                                                -----
                  TOTAL                         100.0%
                                                =====



*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                          FREMONT EMERGING MARKETS FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
--------------------------------------------------------------------------------
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------


STOCKS - 69.9%
CAPITAL GOODS - 2.3%

   40,000  IJM Corp. Berhad                    MY   $    87,060
                                                    -----------
                                                         87,060
                                                    -----------
CONSUMER DURABLES - 4.7%

  635,000  Arcelik AS                          TU        62,597
   74,000  China Motor Co. Ltd.                TW       114,197
                                                    -----------
                                                        176,794
                                                    -----------
CONSUMER NON-DURABLES - 14.8%

  300,000  Chaifa Holdings Ltd.                HK        90,206
* 292,000  Glorious Sun Enterprises            HK       135,005
   90,000  Goldlion Holdings Ltd.              HK        73,329
  150,000  PT Davomas Abadi
            (Foreign Registered)               ID       138,454
* 125,000  PT Daya Guna Samudera
            (Foreign Registered)               ID       122,086
                                                    -----------
                                                        559,080
                                                    -----------
CONSUMER SERVICES - 3.1%

   30,000  Tanjong PLC                         MY       116,343
                                                    -----------
                                                        116,343
                                                    -----------
FINANCIAL SERVICES - 9.4%

   80,000  PT Lippo Life Insurance
            (Foreign Registered)               ID        61,821
*   8,700  Industrial Credit & Investment
            Corp. of India Ltd., GDR           IN        71,775
   50,000  Public Finance Berhad
            (Foreign Registered)               MY        77,167
   45,000  Siam General Factoring Co. Ltd.
            (Foreign Registered)               TH        64,820
3,000,000  Yapi Ve Kredi Bankasi SA            TU        77,825
                                                    -----------
                                                        353,408
                                                    -----------
MULTI-INDUSTRY - 4.5%

* 240,000  Fairyoung Holdings Ltd.             HK        96,220
    6,200  Sasol Ltd.                          SA        75,578
                                                    -----------
                                                        171,798
                                                    -----------
RAW MATERIALS - 2.4%

   25,000  PT Semen Gresik
            (Foreign Registered)               ID        71,910
*   1,600  Aromatics (Thailand)
            Public Co. Ltd.
            (Local Shares)                     TH         1,442
*  17,800  Aromatics (Thailand)
            Public Co. Ltd.
            (Foreign Registered)               TH        16,047
                                                    -----------
                                                         89,399
                                                    -----------
SHELTER - 15.7%

   20,000  New World Development Co. Ltd.      HK       116,395
  130,000  DNP Holdings Berhad                 MY       102,889
   20,000  Malaysian Resources Corp. Berhad    MY        76,771
* 400,000  Primetown Property Group, Inc.      PH        83,714
* 500,000  Robinson's Land Corp. (Series B)    PH        91,324
   30,000  Central Pattana Public Co. Ltd.
            (Foreign Registered)               TH       119,939
                                                    -----------
                                                        591,032
                                                    -----------


                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY - 7.1%

   20,000  KCE Electronics Public Co. Ltd.
            (Foreign Registered)               TH    $   77,607
*  79,000  Macronix International Co. Ltd.     TW       104,989
*  44,000  Yageo Corp.                         TW        87,073
                                                    -----------
                                                        269,669
                                                    -----------
TRANSPORTATION - 1.5%

* 150,000  Guangshen Railway Co. Ltd.
            (Hong Kong Shares)                 CH        55,773
                                                    -----------
                                                         55,773
                                                    -----------
UTILITIES - 4.4%

   29,000  Hong Kong Electric Holdings Ltd.    HK        92,825
    2,500  Mosenergo, ADR                      RU        71,346
                                                    -----------
                                                        164,171
                                                    -----------

TOTAL STOCKS (Cost $2,678,367)                        2,634,527
                                                    -----------


                                                       Value
Face Amount/Issuer/Discount Rate/Stated Maturity     (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 30.7%

  255,525  Benchmark Diversified Assets Fund   US       255,525
  310,000  Federal Farm Credit Bank, DN, 5.200%,
            11/05/96                           US       309,821
  595,000  Federal National Mortgage Association,
            DN, 5.170%, 11/07/96               US       594,487
                                                    -----------

TOTAL SHORT TERM SECURITIES (Cost $1,159,833)         1,159,833
                                                    -----------

TOTAL INVESTMENTS (Cost $3,838,200), 100.6%           3,794,360

OTHER ASSETS AND LIABILITIES, NET, (0.6)%              (22,611)
                                                    -----------

NET ASSETS, 100.0%                                  $ 3,771,749
                                                    ===========



PORTFOLIO ABBREVIATIONS:

    ADR  - American Depository Receipt
     DN  - Discount Note
    GDR  - Global Depository Receipt

COUNTRY DIVERSIFICATION

     Country                                      % of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
       CH         China                           1.5%
       HK         Hong Kong                      16.0%
       ID         Indonesia                      10.5%
       IN         India                           1.9%
       MY         Malaysia                       12.2%
       PH         Philippines                     4.6%
       RU         Russia                          1.9%
       SA         South Africa                    2.0%
       TH         Thailand                        7.4%
       TU         Turkey                          3.7%
       TW         Taiwan                          8.9%
       US         United States                  29.4%
                                                -----
                  TOTAL                         100.0%
                                                =====


*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
--------------------------------------------------------------------------------
                                                       Value
   Shares   Security Description                     (Note 1)
--------------------------------------------------------------------------------

STOCKS - 86.6%
BUSINESS EQUIPMENT & SERVICES - 13.2%

*  10,200   Daisytek International Corp.          $   390,150
* 117,800   IntelliQuest Information Group, Inc.    2,591,600
*  30,000   Mail Boxes Etc.                           611,250
* 108,750   Metzler Group, Inc.                     2,535,234
* 135,200   NuCO2, Inc.                             1,791,400
*  33,000   Printrak International, Inc.              321,750
*  30,150   Rental Service Corp.                      693,450
* 253,900   Richey Electronics, Inc.                2,221,625
*  88,850   Ultrak, Inc.                            2,343,419
                                                  -----------
                                                   13,499,878
                                                  -----------

CAPITAL GOODS - 5.4%

*  84,600   Adept Technology, Inc.                    549,900
*  88,000   AFC Cable Systems, Inc.                 1,562,000
*  40,000   Channell Commercial Corp.                 467,500
* 156,100   Gradall Industries, Inc.                1,697,588
*  18,000   Miller Industries, Inc.                   420,750
  100,000   PPT Vision, Inc.                          837,500
                                                  -----------
                                                    5,535,238
                                                  -----------

CONSUMER DURABLES - 2.5%
* 111,300   Diamond Home Services, Inc.             2,559,900
                                                  -----------
                                                    2,559,900
                                                  -----------

CONSUMER NON-DURABLES - 6.5%
*  34,200   Boyds Wheels, Inc.                        474,525
*  82,200   Conso Products Co.                      1,171,350
* 206,100   Genesco, Inc.                           1,854,900
*  61,850   Sonic Corp.                             1,407,088
* 119,000   Sport-Haley, Inc.                       1,710,625
                                                  -----------
                                                    6,618,488
                                                  -----------

CONSUMER SERVICES - 9.2%
* 144,000   Damark International, Inc. (Class A)    1,278,000
*  53,200   DM Management Co.                         219,450
*  50,000   Gray Communications System, Inc.
             (Class B)                              1,006,250
*  17,000   Insight Enterprises, Inc.                 578,000
* 137,300   LodgeNet Entertainment Corp.            2,162,475
*  86,150   Saga Communications, Inc. (Class A)     1,841,456
* 128,800   ShoLodge, Inc.                          1,706,600
*  30,600   Suburban Lodges of America, Inc.          638,775
                                                  -----------
                                                    9,431,006
                                                  -----------

ENERGY - 7.5%

* 126,400   Basin Exploration, Inc.                   853,200
*  73,000   Cairn Energy USA, Inc.                    775,625
*  30,100   Core Laboratories NV                      459,025
                                                  -----------
  246,300   Lomak Petroleum, Inc.                   4,033,163
                                                  -----------



                                                       Value
   Shares   Security Description                     (Note 1)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)

*  83,900   Mallon Resources Corp.                $   671,200
*  12,100   Numar Corp.                               193,600
*  20,500   Trico Marine Services, Inc.               722,625
                                                  -----------
                                                    7,708,438
                                                  -----------

FINANCIAL SERVICES - 7.5%

   81,600   GA Financial, Inc.                      1,111,800
    6,500   ISB Financial Corp.                       106,844
* 171,100   PennFed Financial Services, Inc.        3,336,450
   40,000   Premier Financial Bancorp, Inc.           520,000

  107,700   R&G Financial Corp. (Class B)           2,140,538
   30,000   SierraWest Bancorp                        431,250
                                                  -----------
                                                    7,646,882
                                                  -----------

HEALTH CARE - 5.8%

* 133,700   AccuMed International, Inc.               467,950
* 104,750   Advance Paradigm, Inc.                    851,094
*  59,600   American Healthcorp, Inc.                 528,950
*  66,050   Cytyc Corp.                               850,394
* 113,700   FemRx, Inc.                               568,500
  111,100   Gensia, Inc.                              555,500
*  90,500   MIME Corp.                                 497,750
* 103,200   Oasis Healthier Holdings Corp.           954,600
*  85,500   Unison Healthcare Corp.                   705,375
                                                  -----------
                                                    5,980,113
                                                  -----------

RETAIL - 5.7%

* 119,350   Baby Superstore, Inc.                   3,237,369
*  93,900   Chico's Fas, Inc.                         586,875
* 208,100   Garden Ridge Corp.                      2,002,963
                                                  -----------
                                                    5,827,207
                                                  -----------

SHELTER - 2.0%

* 199,916   D.R. Horton, Inc.                       1,824,234
   27,700   Engle Homes, Inc.                         193,900
                                                  -----------
                                                    2,018,134
                                                  -----------

TECHNOLOGY (COMPONENTS) - 2.9%

* 130,600   Aware, Inc.                             1,599,850
*  46,200   Elantec Semiconductor, Inc.               248,325
*  73,200   Speedfam International, Inc.            1,152,899
                                                  -----------
                                                    3,001,074
                                                  -----------


*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 1996
--------------------------------------------------------------------------------
                                     Value
   Shares   Security Description                             (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) - 12.6%

*  55,000   Ade Corp.                                      $    488,125
*  20,900   Applied Signal Technology, Inc.                      99,275
*  51,400   CEM Corp.                                           504,363
*  19,500   Cymer, Inc.                                         458,250
* 190,800   Micrel, Inc.                                      3,911,400
* 165,600   PCD, Inc.                                         1,821,600
*  78,000   PRI Automation, Inc.                              2,769,000
*  47,000   Sawtek, Inc.                                      1,421,750
*  99,300   Specialty Teleconstructors, Inc.                    732,338
   99,000   World Access, Inc.                                  742,500
                                                           ------------
                                                             12,948,601
                                                           ------------

TECHNOLOGY (SOFTWARE) - 4.7%

*   9,005   Avant! Corp.                                        272,386
*  90,800   BTG, Inc.                                         1,566,300
*  93,900   ISG International Software Group Ltd.             1,525,875
*  42,300   OrCAD, Inc.                                         433,575
*  92,500   Timeline, Inc.                                      346,875
* 140,000   V-One Corp.                                         717,497
                                                           ------------
                                                              4,862,508
                                                           ------------

TRANSPORTATION - 1.1%

* 120,000   Smithway Motor Express Corp. (Class A)            1,080,000
                                                           ------------
                                                              1,080,000
                                                           ------------

TOTAL STOCKS  (Cost $88,281,744)                             88,717,467
                                                           ------------


                                                                        Value
Face Amount/Issuer/Discount Rate/Stated Maturity                       (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 12.6%

  530,225   Benchmark Diversified Assets Fund                         530,225
3,000,000   A.I. Credit Corp., CP, 5.230%,11/08/96                  2,996,949
1,400,000   Heinz (H.J.) & Co., CP, 5.250%,11/20/96                 1,396,121
3,000,000   Jostens, Inc., CP, 5.330%,11/04/96                      2,998,668
5,000,000   Merrill Lynch & Co., CP, 5.630%,11/01/96                5,000,000
                                                                 ------------

TOTAL SHORT TERM SECURITIES (Cost $12,921,963)                     12,921,963
                                                                 ------------

TOTAL INVESTMENTS (Cost $101,203,707), 99.2%                      101,639,430

OTHER ASSETS AND LIABILITIES, NET, 0.8%                               841,521
                                                                 ------------

NET ASSETS, 100.0%                                               $102,480,951
                                                                 ============


PORTFOLIO ABBREVIATIONS:

     CP  - Commercial Paper

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GROWTH FUND
                                October 31, 1996
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 97.7%
BUSINESS EQUIPMENT & SERVICES - 3.8%

    2,500  Danka Business Systems PLC, ADR     UK  $     99,063
*   1,500  Career Horizons, Inc.               US        60,938
*   6,500  Ceridian Corp.                      US       322,563
*   2,500  Computer Sciences Corp.             US       185,625
*   3,500  COREStaff, Inc.                     US        89,250
*   4,000  Dendrite International, Inc.        US       106,500
    8,600  First Data Corp.                    US       685,850
*   5,000  Fiserv, Inc.                        US       191,875
*   2,000  Interim Services, Inc.              US        80,000
*   4,000  Medic Computer Systems, Inc.        US       113,000
    3,500  Paychex, Inc.                       US       199,500
    3,500  Stewart Enterprises, Inc. (Class A) US       119,875
   20,800  WMX Technologies, Inc.              US       715,000
                                                   ------------
                                                      2,969,039
                                                   ------------

CAPITAL GOODS - 3.2%

   10,900  Caterpillar, Inc.                   US       748,013
    4,000  Crane Co.                           US       186,000
    7,300  Emerson Electric Co.                US       649,700
   13,800  PACCAR, Inc.                        US       769,350
    4,000  Sundstrand Corp.                    US       161,000
                                                   ------------
                                                      2,514,063
                                                   ------------

CONSUMER DURABLES - 4.5%

   22,600  Chrysler Corp.                      US       759,925
   25,700  Ford Motor Co.                      US       803,125
   20,300  General Motors Corp.                US     1,093,663
   14,600  Goodyear Tire & Rubber Co.          US       669,775
    5,500  Harley-Davidson, Inc.               US       248,188
                                                   ------------
                                                      3,574,676
                                                   ------------

CONSUMER SERVICES - 2.2%

*   9,000  CUC International, Inc.             US       220,500
    7,000  Gannett Co., Inc.                   US       531,125
    5,000  Loewen Group, Inc.                  US       198,125
*   5,500  Promus Hotel Corp.                  US       174,625
    7,300  Tribune Co.                         US       596,775
                                                   ------------
                                                      1,721,150
                                                   ------------

ENERGY - 15.0%

*   3,500  Petroleum Geo-Services AS, ADR      NO       119,875
   13,700  Amoco Corp.                         US     1,037,775
    5,700  Atlantic Richfield Co.              US       755,250
    3,000  Camco International, Inc.           US       116,250
   19,100  Chevron Corp.                       US     1,255,825
   22,500  Exxon Corp.                         US     1,994,063
   12,700  Kerr-McGee Corp.                    US       796,925
   11,700  Mobil Corp.                         US     1,365,975
    1,000  Noble Affiliates, Inc.              US        43,500
   28,100  Occidental Petroleum Corp.          US       688,450
   15,400  Phillips Petroleum Co.              US       631,400
    7,200  Schlumberger Ltd.                   US       713,700
   13,900  Texaco, Inc.                        US     1,412,588



                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
ENERGY (CONTINUED)

    3,500  Transocean Offshore, Inc.           US  $    221,375
*   1,500  Triton Energy Ltd.                  US        66,938
   27,900  USX-Marathon Group                  US       610,312
                                                     ----------
                                                     11,830,201
                                                     ----------

FINANCIAL SERVICES (BANKS) - 11.9%
   13,400  Banc One Corp.                      US       567,825
    9,000  BankAmerica Corp.                   US       823,500
    6,600  Bankers Trust New York Corp.        US       557,700
    9,900  Chase Manhattan Corp.               US       848,925
   14,700  Citicorp                            US     1,455,300
   14,300  First Chicago NBD Corp.             US       729,300
   25,500  First Hawaiian, Inc.                US       790,500
    6,800  First Union Corp.                   US       494,700
    7,500  Mellon Bank Corp.                   US       488,437
    7,000  Nationsbank Corp.                   US       659,750
   12,500  Norwest Corp.                       US       548,437
   10,300  Republic New York Corp.             US       785,375
   12,900  Suntrust Banks, Inc.                US       601,462
                                                     ----------
                                                      9,351,211
                                                     ----------

FINANCIAL SERVICES (OTHER) - 11.1%
    1,000  Ace Ltd.                            US        54,750
   20,000  Ahmanson (H.F.) & Co.               US       627,500
   16,400  Allstate Corp.                      US       920,450
   12,000  American Express Co.                US       564,000
    4,200  Cigna Corp.                         US       548,100
    1,500  CMAC Investment Corp.               US       103,687
   12,400  Dean Witter, Discover & Co.         US       730,050
    7,100  Federal Home Loan Mortgage Corp.    US       717,100
   23,100  Federal National Mortgage
            Association                        US       903,787
    3,100  General Re Corp.                    US       456,475
    3,000  Green Tree Financial Corp.          US       118,875
    7,000  Mercury General Corp.               US       341,250
    5,000  MGIC Investment Corp.               US       343,125
    1,500  NAC Re Corp.                        US        52,687
   10,000  Price (T. Rowe) Associates          US       341,250
    6,000  TCF Financial Corp.                 US       232,500
   15,200  Travelers, Inc.                     US       824,600
   26,700  USLIFE Corp.                        US       834,375
                                                     ----------
                                                      8,714,561
                                                     ----------

HEALTH CARE - 5.7%

*   7,000  Elan Corp. PLC, ADR                 IR       194,250
   13,700  Aetna, Inc.                         US       916,187
*   4,000  Amgen, Inc.                         US       245,250
*   5,500  Cephalon, Inc.                      US       123,062
*   4,000  Cerner Corp.                        US        48,500
   21,900  Columbia HCA Healthcare Corp.       US       782,925
    5,000  HBO & Co.                           US       300,625
*   2,000  HCIA, Inc.                          US        55,500
*   8,500  Healthsouth Rehabilitation Corp.    US       318,750
    8,800  Medtronic, Inc.                     US       566,500
*   6,500  Oxford Health Plans, Inc.           US       295,750
    9,600  Warner-Lambert Co.                  US       610,800
                                                     ----------
                                                      4,458,099
                                                     ----------


*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                               FREMONT GROWTH FUND
                                October 31, 1996
                                                       Country     Value
   Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------
MULTI-INDUSTRY - 2.1%

   11,800  Allied-Signal, Inc.                           US   $   772,900
   11,400  Minnesota Mining & Manufacturing Co.          US       873,525
                                                               ----------
                                                                1,646,425
                                                               ----------

RAW MATERIALS - 3.9%

   12,000  Dow Chemical Co.                              US       933,000
    7,100  Du Pont (E.I.) de Nemours & Co.               US       658,525
   31,200  Engelhard Corp.                               US       569,400
   19,200  Goodrich (B.F.) Co.                           US       813,600
    2,500  IMC Global, Inc.                              US        93,750
                                                               ----------
                                                                3,068,275
                                                               ----------

RETAIL - 4.3%

*  26,000  Federated Department Stores, Inc.             US       858,000
   12,500  Home Depot, Inc.                              US       684,375
*   6,500  Kohls Corp.                                   US       234,000
    9,900  Penney (J.C.), Inc.                           US       519,750
*   4,000  PETsMART, Inc.                                US       108,000
   10,900  Sears Roebuck & Co.                           US       527,287
   18,200  Wal Mart Stores, Inc.                         US       484,575
                                                               ----------
                                                                3,415,987
                                                               ----------

SHELTER - 3.6%

   11,600  Armstrong World Industries, Inc.              US       774,300
   14,500  International Paper Co.                       US       619,875
    7,900  Kimberly-Clark Corp.                          US       736,675
   12,600  Mead Corp.                                    US       715,050
                                                               ----------
                                                                2,845,900
                                                               ----------
TECHNOLOGY - 13.7%

*   5,500  Business Objects SA, ADR                      FR        81,813
*   3,500  Baan Co. NV                                   NL       129,500
*   3,500  ADC Telecommunications, Inc.                  US       239,312
   18,100  Amp, Inc.                                     US       613,137
*   8,000  Analog Devices, Inc.                          US       208,000
*   3,000  Aspen Technologies, Inc.                      US       201,750
   10,900  Boeing Co.                                    US     1,039,588
*   5,500  Cisco Systems, Inc.                           US       340,313
*  12,700  Compaq Computer Corp.                         US       884,238
*   2,500  Electronics for Imaging, Inc.                 US       180,000
   15,800  Hewlett-Packard Co.                           US       697,175
   14,900  International Business Machines Corp.         US     1,922,100
*   1,500  Legato Systems, Inc.                          US        53,250
*   2,000  Microsoft Corp.                               US       274,500
   22,400  Motorola, Inc.                                US     1,030,400
*   8,000  Parametric Technology Corp.                   US       391,000
*   3,500  Peoplesoft, Inc.                              US       314,125
*   4,000  PictureTel Corp.                              US       108,000
*   1,500  Premisys Communications, Inc.                 US        75,000
   11,900  Rockwell International Corp.                  US       654,500
*   2,000  U.S. Robotics Corp.                           US       125,750
    7,900  United Technologies Corp.                     US     1,017,125
*   5,500  Xilinx, Inc.                                  US       180,125
                                                               ----------
                                                               10,760,701
                                                               ----------


                                                       Country     Value
   Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------
TRANSPORTATION - 2.2%

    8,800  Burlington Northern Santa Fe                  US   $   724,900
   10,000  Conrail, Inc.                                 US       951,250
                                                               ----------
                                                                1,676,150
                                                               ----------

UTILITIES - 10.5%

*  26,800  AirTouch Communications, Inc.                 US       700,150
   12,100  Ameritech Corp.                               US       662,475
   12,200  Bell Atlantic Corp.                           US       735,050
   25,700  Bellsouth Corp.                               US     1,047,275
   10,000  Boston Edison Co.                             US       240,000
   15,500  Coastal Corp.                                 US       666,500
   27,500  Entergy Corp.                                 US       770,000
   26,200  GPU, Inc.                                     US       861,325
*   3,000  LCI International, Inc.                       US        95,625
   43,000  Pacific Gas & Electric Co.                    US     1,010,500
*   6,000  Paging Network, Inc.                          US       102,750
   12,800  SBC Communications, Inc.                      US       622,400
   28,700  Unicom Corp.                                  US       746,200
                                                               ----------
                                                                8,260,250
                                                               ----------

TOTAL STOCKS (Cost $72,318,053)                                76,806,688
                                                               ----------


                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 1.9%

1,527,432  Benchmark Diversified Assets Fund   US     1,527,432
                                                   ------------

TOTAL SHORT TERM SECURITIES (Cost $1,527,432)         1,527,432
                                                   ------------

TOTAL INVESTMENTS (Cost $73,845,485), 99.6%          78,334,120

OTHER ASSETS AND LIABILITIES, NET, 0.4%                 289,992
                                                   ------------

NET ASSETS, 100.0%                                 $ 78,624,112
                                                   ============

PORTFOLIO ABBREVIATIONS:
  ADR - American Depository Receipt

COUNTRY DIVERSIFICATION

    Country                                     % of
     Code      Country Name                  Net Assets
--------------------------------------------------------------------------------
       FR         France                          0.1%
       IR         Ireland                         0.2%
       NL         Netherlands                     0.2%
       NO         Norway                          0.2%
       UK         United Kingdom                  0.1%
       US         United States                  99.2%
                                                -----
                  TOTAL                         100.0%
                                                =====



*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
BONDS - 101.6%
COLLATERALIZED MORTGAGE OBLIGATIONS - 48.8%
          528,948   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC........    7.985%        05/01/17      $   543,817
        1,511,289   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC.............................    7.000%        11/15/20        1,470,636
          539,232   FNMA CMO, 1990-53G, PAC REMIC....................................    8.000%        12/25/18          546,813
       15,000,000   FNMA CMO, 1992-131KA, PAC(11) REMIC..............................    8.000%        01/25/22       15,763,950
          200,000   FNMA CMO, 1993-11J, PAC REMIC....................................    7.500%        02/25/08          204,242
        1,613,946   MDC Mortgage Funding Corp. CMO, P-4Z.............................    9.500%        11/20/17        1,607,894
        1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC..........    7.000%        07/20/21          985,890
        7,978,928   Prudential Bache CMO Trust, 14-GZ, REMIC.........................    8.400%        03/20/21        8,279,384
          536,814   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC.....................    8.000%        09/25/21          541,511
          980,959   Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC............    7.822%        09/25/23          996,286
          567,574   Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC........    7.622%        09/25/22          574,846
        3,000,000   Securitized Asset Sales, Inc. CMO, 1993-2A9, PAC (11) REMIC......    6.200%        07/25/08        2,908,110
                                                                                                                     -----------
                                                                                                                      34,423,379
                                                                                                                     -----------

FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES - 29.6%
          639,668   FHLMC............................................................    8.250%        08/01/17          662,453
          430,439   FHLMC............................................................    6.500%        01/01/26          412,817
          218,479   FHLMC............................................................    6.500%        03/01/26          209,329
        1,131,996   FHLMC............................................................    6.500%        04/01/26        1,084,588
          223,377   FHLMC............................................................    6.500%        05/01/26          214,231
          774,553   FNMA ARM.........................................................    6.069%        12/01/27          771,409
        1,018,559   FNMA ARM.........................................................    7.766%        11/01/23        1,055,798
        3,630,444   GNMA II ARM......................................................    7.125%        08/20/23        3,701,202
        2,250,630   GNMA.............................................................    7.000%        01/15/26        2,206,322
        7,767,157   GNMA.............................................................    7.000%        02/15/26        7,614,245
        3,000,000   GNMA TBA.........................................................    6.000%        12/23/26        3,003,750
                                                                                                                     -----------
                                                                                                                      20,936,144
                                                                                                                     -----------

FOREIGN BONDS - 11.9%

CAN$    2,500,000   Government of Canada.............................................    8.750%        12/01/05        2,173,255
NZ$     1,500,000   Government of New Zealand........................................    8.000%        04/15/04        1,102,318
NZ$     1,300,000   Government of New Zealand........................................   10.000%        03/15/02        1,027,650
US$     1,960,000   Republic of Argentina, FRN
                     (Callable Semiannually in March or September @ 100).............    6.625%        03/31/05        1,607,200
US$     3,000,000   United Mexican States, FRN
                     (Callable Semiannually in June or December @ 100)...............    6.453%        12/31/19        2,463,750
                                                                                                                     -----------
                                                                                                                       8,374,173
                                                                                                                     -----------

CORPORATE BONDS - 10.7%

          260,000   CMS Energy Corp. (Callable 10/01/97 @ 101.65)....................    9.875%        10/01/99          270,400
          870,000   Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/14/06          965,622
        1,749,000   Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/26/06        1,942,072
        2,000,000   Time Warner, Inc.................................................    7.450%        02/01/98        2,029,560
          225,000   Time Warner, Inc.................................................    7.975%        08/15/04          230,317
          450,000   Time Warner, Inc.................................................    8.110%        08/15/06          457,969
          450,000   Time Warner, Inc.................................................    8.180%        08/15/07          463,073
        1,000,000   United Airlines..................................................   10.670%        05/01/04        1,186,579
                                                                                                                     -----------
                                                                                                                       7,545,592
                                                                                                                     -----------


The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                                October 31, 1996

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE SECURITIES - 0.6%

        4,094,587   FNMA Interest Only, 1994-27WB, PAC-1 REMIC.......................    6.500%        06/25/14     $    245,962
          168,039   FNMA Principal Only, G93-12B, PAC (11) REMIC.....................    0.000%        02/25/23          160,949
                                                                                                                    ------------
                                                                                                                         406,911
                                                                                                                    ------------

                    TOTAL BONDS (Cost $69,821,209)                                                                    71,686,199
                                                                                                                    ------------

OTHER SECURITIES - 6.7%

        1,169,146   Benchmark Diversified Assets Fund.........................................................         1,169,146
           20,000   Long Island Lighting Co. (Convertible Preferred Stock)....................................           472,500
        7,000,000   Call Option on U.S. Treasury Note, 5.625%, 11/30/00,
                     Strike @ 91.875000, Exp. 01/06/97.........................................................          464,310
          400,000   Abbott Laboratories, CP..........................................    5.230%        11/21/96          398,838
          300,000   Caisse d'Amortissement de la Dette Sociale, CP...................    5.260%        11/27/96          298,860
          400,000   Caisse d'Amortissement de la Dette Sociale, CP...................    5.300%        12/04/96          398,057
        1,200,000   General Electric Capital Corp., CP...............................    5.250%        12/12/96        1,192,825
     +     65,000   U.S. Treasury Bill...............................................    5.035%        11/21/96           64,818
     +     90,000   U.S. Treasury Bill...............................................    5.100%        11/14/96           89,834
     +    105,000   U.S. Treasury Bill...............................................    5.105%        11/14/96          104,807
     +     95,000   U.S. Treasury Bill...............................................    5.270%        11/14/96           94,819
                                                                                                                    ------------
                    TOTAL OTHER SECURITIES (Cost $4,712,262)                                                           4,748,814
                                                                                                                    ------------
                    TOTAL INVESTMENTS (Cost $74,533,471), 108.3%                                                      76,435,013
                    OTHER ASSETS AND LIABILITIES, NET, (8.3)%                                                        (5,857,950)
                                                                                                                    ------------
                    NET ASSETS, 100.0%                                                                              $ 70,577,063
                                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
    ARM  - Adjustable Rate Mortgage
    CMO  - Collateralized Mortgage Obligation
     CP - Commercial Paper FHLMC - Federal Home Loan Mortgage Corp. FNMA - Federal National Mortgage Association
    FRN  - Floating Rate Note
   GNMA  - Government National Mortgage Association
    PAC  - Planned Amortization Class
  REMIC  - Real Estate Mortgage Investment Conduit
    TBA  - To Be Announced

CURRENCY ABBREVIATIONS:
   CAN$  - Canadian Dollar
    NZ$  - New Zealand Dollar
    US$  - US Dollar

+On deposit with broker for initial margin on futures contracts (Note 1). The accompanying notes are an integral part of these financial statements.

                            FREMONT MONEY MARKET FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Discount       Maturity          Value
         Principal         Issuer                                                        Rate           Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 84.3%

        10,000,000         Abbey National North America Corp. .......................   5.320%        11/04/96    $  9,995,567
         5,000,000         Akzo Nobel, Inc. .........................................   5.330%        01/29/97       4,934,115
         5,000,000         Allianz of America Finance Corp. .........................   5.340%        11/13/96       4,991,100
         5,000,000         Associates Corp. of North America ........................   5.390%        02/03/97       4,929,631
         5,000,000         B.B.V. Finance (Delaware), Inc. ..........................   5.290%        11/13/96       4,991,183
         5,000,000         Bank One Corp.*...........................................   5.300%        11/21/96       4,985,278
         5,000,000         British Columbia, Province of ............................   5.310%        12/19/96       4,964,600
         5,000,000         BTR Dunlop Finance, Inc. .................................   5.480%        11/21/96       4,984,778
         5,000,000         C.I.T. Group Holdings, Inc. ..............................   5.380%        11/19/96       4,986,550
         5,000,000         Cargill Financial Services Corp.*.........................   5.330%        04/23/97       4,871,932
         5,000,000         Clorox Co. ...............................................   5.370%        11/04/96       4,997,763
         5,000,000         CPC International, Inc.*..................................   5.300%        11/08/96       4,994,847
         5,000,000         Daimler-Benz North America Corp. .........................   5.290%        11/27/96       4,980,897
         5,000,000         Dairy Investments (Bermuda) Ltd.*.........................   5.320%        01/30/97       4,933,500
         5,000,000         Deutsche Bank Financial, Inc..............................   5.320%        01/21/97       4,940,150
         5,000,000         Electricite de France ....................................   5.400%        02/03/97       4,929,500
         5,000,000         Electricity Corp. of New Zealand Ltd. ....................   5.280%        11/08/96       4,994,867
         5,000,000         Ford Motor Credit Corp. ..................................   5.350%        11/18/96       4,987,368
         5,000,000         General Electric Capital Corp. ...........................   5.330%        04/21/97       4,873,413
         5,000,000         Glaxo Wellcome PLC*.......................................   5.290%        11/12/96       4,991,918
         5,000,000         Goldman Sachs & Co. ......................................   5.250%        11/27/96       4,981,042
         5,000,000         Hancock, John Capital Corp.*..............................   5.350%        12/30/96       4,956,160
         5,000,000         Hewlett-Packard Co. ......................................   5.400%        12/03/96       4,976,000
         5,000,000         Hitachi America Ltd. .....................................   5.340%        03/25/97       4,893,200
         5,000,000         International Business Machines Corp. ....................   5.320%        01/10/97       4,948,278
         5,000,000         Jostens, Inc. ............................................   5.330%        11/04/96       4,997,779
         5,000,000         Marsh & McLennan Cos., Inc.*..............................   5.350%        05/06/97       4,861,792
         5,000,000         Merrill Lynch & Co., Inc. ................................   5.400%        01/06/97       4,950,500
         5,000,000         MetLife Funding, Inc. ....................................   5.300%        01/08/97       4,949,944
         5,000,000         Mitsui & Co. (U.S.A.), Inc. ..............................   5.340%        12/26/96       4,959,208
        10,000,000         Morgan (J.P.) & Co., Inc. ................................   5.490%        12/09/96       9,942,050
         5,000,000         National Rural Utilities Cooperative Finance Corp. .......   5.300%        01/13/97       4,946,264
         5,000,000         New Zealand, Her Majesty the Queen in right of............   5.270%        01/21/97       4,940,713
         5,000,000         Panasonic Finance, Inc.*..................................   5.380%        11/08/96       4,994,769
         5,000,000         Repsol International Finance BV...........................   5.330%        12/09/96       4,971,869
         5,000,000         Rexam PLC*................................................   5.370%        12/16/96       4,966,438
         5,000,000         RTZ America, Inc.*........................................   5.300%        01/24/97       4,938,167
         5,000,000         Sandoz Corp. .............................................   5.400%        11/07/96       4,995,500
         5,000,000         Sherwin-Williams Co.*.....................................   5.270%        12/23/96       4,961,939
         5,000,000         Siemens Capital Corp......................................   5.290%        02/04/97       4,930,201
         5,000,000         Sony Capital Corp.*.......................................   5.260%        12/20/96       4,964,203
         5,000,000         Stanford, Leland Junior University........................   5.500%        12/18/96       4,964,097
        10,000,000         Sweden, Kingdom of .......................................   5.250%        12/18/96       9,931,458
         5,000,000         Swedish Export Credit Corp. ..............................   5.300%        01/14/97       4,945,528
         5,000,000         Toronto Dominion Holdings USA, Inc. ......................   5.270%        12/20/96       4,964,135
         5,000,000         Toshiba International Finance PLC (UK) ...................   5.360%        12/11/96       4,970,222
         5,000,000         Toyota Motor Credit Corp. ................................   5.310%        02/03/97       4,930,675
         5,000,000         Transamerica Finance Corp. ...............................   5.390%        11/20/96       4,985,776
         5,000,000         Unilever Capital Corp.*...................................   5.210%        12/05/96       4,975,397
         5,000,000         Union Bank of Switzerland Finance, Inc. ..................   5.625%        11/01/96       5,000,000
         5,000,000         USAA Capital Corp. .......................................   5.400%        01/07/97       4,949,750
         5,000,000         Wool International .......................................   5.270%        11/26/96       4,981,701
         5,000,000         Yale University ..........................................   5.380%        11/22/96       4,984,308
                                                                                                                   -----------
                           TOTAL COMMERCIAL PAPER                                                                  277,868,020
                                                                                                                   -----------



* These securities are generally issued to insitutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

                           FREMONT MCNEY MARKET FUND
                                October 31, 1996

                                                                                    Discount      Maturity            Value
          Principal     Issuer                                                        Rate          Date            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
OTHER SHORT TERM SECURITIES - 15.4%
           926,146      Benchmark Diversified Assets Fund ................................................       $    926,146
        10,000,000      Bayerische Verinsbank AG, Yankee CD+ .....................   5.260%        03/06/97        10,000,000
        10,000,000      Berliner Handels-und Frankfurt Bank, Eurodollar TD+ ......   5.500%        11/04/96        10,000,000
        10,000,000      Federal Home Loan Bank, AN+...............................   5.415%        01/17/97        10,000,000
        10,000,000      Federal Home Loan Bank, AN+...............................   5.670%        06/27/97        10,012,168
         5,000,000      Rabobank Nederland, Yankee CD+............................   5.500%        04/18/97         5,001,079
         5,000,000      U.S. Treasury Bill .......................................   5.430%        09/18/97         4,757,912
                                                                                                                 ------------
                        TOTAL OTHER SHORT TERM SECURITIES                                                          50,697,305
                                                                                                                 ------------
                        TOTAL INVESTMENTS (Cost $328,565,325), 99.7%                                              328,565,325
                        OTHER ASSETS AND LIABILITIES, NET, 0.3%                                                     1,086,594
                                                                                                                 ------------
                        NET ASSETS, 100.0%                                                                       $ 329,651,919
                                                                                                                 =============


PORTFOLIO ABBREVIATIONS:

     AN - Agency Note
     CD - Certificate of Deposit
     TD - Time Deposit

+The rate indicated for these securities is the stated coupon rate. The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 1996

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                             Coupon      Maturity        Value
   Principal  Issuer                                                                          Rate         Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS - 94.9%
 1,000,000    Anaheim, CA Public Finance Authority Revenue Bond, Anaheim Electric
               Utility Projects ...................................................          5.600%      10/01/16      $  977,080
 1,000,000    California State Dept. of Veterans Affairs, Home Purchase Revenue 1991
               Ser. A .............................................................          6.450%      08/01/00       1,041,920
   500,000    California State Dept. of Water Resources, Central Valley Project Revenue...   4.800%      12/01/07         487,770
 1,000,000    California State Dept. of Water Resources, Central Valley Project Revenue
               Ser. H..............................................................          6.400%      12/01/00       1,085,190
 1,000,000    California State GO, Various Purpose ................................          6.500%      08/01/97       1,020,890
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
               Madera County State Prison 1990 Ser. A .............................          6.700%      09/01/97       1,024,330
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
               Prison D ...........................................................          5.100%      06/01/06         999,200
 1,000,000    California State Public Works Board, Lease Revenue Refunding, Trustees of
               The California State University, 1995 Ser. B .......................          5.600%      04/01/06       1,027,340
 1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A...        6.400%      03/01/01       1,080,300
 1,000,000    Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
               Ser. A (FGIC Insured) ..............................................          5.300%      10/01/05       1,032,230
 1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) ....          5.250%      10/01/08       1,009,300
 1,000,000    East Bay CA MUD, Water System Subordinated Revenue Ser. 1994 ........          8.500%      06/01/98       1,071,270
 1,000,000    City of Irvine, Assessment District No. 89-10, Limited Obligation Refunding
               Improvement (MBIA Insured) .........................................          4.200%      09/02/05         927,130
   750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A          5.250%      10/01/06         768,472
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue ..........          4.700%      10/15/06         974,610
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding...        5.500%      09/01/07       1,029,160
 1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding ......        5.625%      04/15/08       1,029,790
 1,000,000    Los Angeles, CA Convention & Exhibition Center Authority, Lease Revenue
               Bonds Refunding Ser. A .............................................          5.200%      08/15/09         997,610
 1,000,000    City of Los Angeles, 1990 Solid Waste Collection Project COP Revenue...        6.400%      11/01/97       1,025,870
   500,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. D (AMBAC Insured)...  6.300%      07/01/98         511,750
 1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F ..........          5.650%      07/01/03       1,059,330
 1,000,000    Metropolitan Water District of Southern California, Waterworks GO
               Refunding 1993 Ser. A ..............................................          5.250%      03/01/05       1,032,270
 1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) ......          5.300%      08/01/04       1,038,190
 1,000,000    Modesto Irrigation District Finance Authority, Domestic Water Project
               Revenue 1992 Ser. A (AMBAC Insured) ................................          5.650%      09/01/03       1,060,600
 1,000,000    Northern California Power Agency, Geothermal Project #3 Revenue Ser. A...      5.600%      07/01/06       1,033,240
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
               First Ser. 1992 ....................................................          6.500%      02/15/06       1,070,420
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
               Second Senior Ser. 1994 (FGIC Insured) .............................          5.000%      02/15/08         992,690
   500,000    Orange County Water District, COP 1990 Project A ....................          6.500%      08/15/98         522,955
   500,000    City of Pasadena, Electric Works Revenue Ser. 1990 ..................          6.500%      08/01/99         530,135
   500,000    City of Pasadena, GO Refunding ......................................          5.000%      06/01/07         495,725
 1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ..          5.000%      09/01/07         999,520
 1,000,000    City of Riverside, Electric Revenue 1991 ............................          6.100%      10/01/00       1,061,800
 1,000,000    City of Riverside, Electric Revenue Refunding 1993 ..................          5.000%      10/01/06         999,960
 1,000,000    Sacramento County Sanitation District Finance Authority, Revenue Bond
               (MBIA Insured) .....................................................          5.000%      12/01/08         990,570
 1,000,000    Sacramento MUD, Electric Revenue 1991 Ser. Y ........................          6.250%      09/01/00       1,067,620
 1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue 1992
               Ser. A (FGIC Insured) ..............................................          6.000%      03/01/03       1,075,810


The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 1996
                                                                                             Coupon      Maturity        Value
   Principal  Issuer                                                                          Rate         Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 1,000,000    San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding...      6.400%       07/01/97     $ 1,018,120
 1,000,000    City and County of San Francisco International Airport, Revenue Second Ser.
               Issue 1 (AMBAC Insured) ............................................         6.100%       05/01/03       1,083,160
 1,000,000    City and County of San Francisco RDA, Lease Revenue Ser. 1991
               (George R. Moscone Convention Center) (AMBAC Insured) ..............         6.200%       10/01/00       1,071,240
 1,000,000    City and County of San Francisco Sewer, Revenue Refunding Ser. 1992
               (AMBAC Insured) ....................................................         5.800%       10/01/05       1,064,830
 1,000,000    San Jose, CA Finance Authority, Convention Center Revenue Refunding
               Project Ser. C (MBIA Insured) ......................................         5.750%       09/01/03       1,055,310
 1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A...    5.375%       08/01/04       1,039,720
              Southern California Public Power Authority
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........         4.750%       07/01/09         944,800
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........         4.750%       07/01/08         957,980
 1,000,000     Palo Verde Power Projects Revenue 1993 Ser. A ......................         5.100%       07/01/06       1,010,050
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)          6.700%       09/01/98         525,195
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)          6.800%       09/01/99         530,735
 1,000,000    University of California, Housing System Revenue 1993 Ser. A (MBIA Insured).. 5.500%       11/01/08       1,020,990
   500,000    University of California, Research Facilities Revenue 1995 Ser. C
               (AMBAC Insured) ....................................................         5.100%       09/01/07         501,550
 1,000,000    West & Central Basin Finance Authority, West Basin Water Revenue
               Refunding Project (AMBAC Insured) ..................................         5.125%       08/01/06       1,015,420
 1,500,000    Yucaipa School Facilities Finance Authority, 1995 Sweetwater Refunding
               (MBIA Insured) .....................................................         6.000%       09/01/10       1,555,695
                                                                                                                      -----------
              TOTAL MUNICIPAL BONDS (Cost $46,848,541)                                                                 48,546,842
                                                                                                                      -----------

SHORT TERM SECURITIES - 3.7%

 1,000,000    California State Revenue Anticipation Notes Ser. A ..................         4.500%       06/30/97       1,005,880
   900,064    Provident Institutional Fund: Municipal Fund for California Investors, Inc. .......................         900,064
                                                                                                                      -----------

              TOTAL SHORT TERM SECURITIES (Cost $1,904,017)                                                             1,905,944
                                                                                                                      -----------

              TOTAL INVESTMENTS (Cost $48,752,558), 98.6%                                                              50,452,786

              OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                                     703,258
                                                                                                                      -----------

              NET ASSETS, 100.0%                                                                                     $ 51,156,044
                                                                                                                     ============


PORTFOLIO ABBREVIATIONS:
   AMBAC - American Municipal Bond Assurance Corp.
     COP - Certificates of Participation
    FGIC - Financial Guaranty Insurance Corp.
      GO - General Obligation
    MBIA - Municipal Bond Investor Assurance Corp.
     MUD - Municipal Utility District
     RDA - Redevelopment Agency

The accompanying notes are an integral part of these financial statements.

                                                                              45


                           FREMONT MUTUAL FUNDS, INC.

                                October 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  INTERNATIONAL    INTERNATIONAL     EMERGING
                                                                     GLOBAL           GROWTH         SMALL CAP       MARKETS
                                                                      FUND             FUND            FUND           FUND
                                                                      ----             ----            ----           ----
ASSETS:
   Investments in securities at cost                              $542,076,336     $ 32,567,672    $  9,056,967    $  3,838,200
                                                                  ============     ============    ============    ============
   Investments in securities at value (Note 1)                     569,661,939       34,997,588       9,169,271       3,794,360
   Securities lending collateral (Note 1)                           34,883,640        4,004,476         219,791          71,319
   Cash                                                                    --               --           35,310          46,424
   Dividends and interest receivable                                 4,115,885           35,584          20,090           1,167
   Receivable for securities sold                                          --           275,447             --           21,682
   Receivable from sale of fund shares                                 309,335            8,064           3,091             457
   Variation margin receivable                                             --               --              --              --
   Unrealized appreciation on foreign currency contracts                29,466              --              --              --
   Prepaid expense                                                       4,925              --              --              --
   Unamortized organization costs (Note 3)                                 --               --              --           17,518
                                                                  ------------     ------------    ------------    ------------
      TOTAL ASSETS                                                 609,005,190       39,321,159       9,447,553       3,952,927
                                                                  ------------     ------------    ------------    ------------
LIABILITIES:
   Liabilities for securities lending collateral                    34,883,640        4,004,476         219,791          71,319
   Liabilities for options written (Note 4)                                --               --              --              --
   Dividends payable to shareholders                                       --               --              --              --
   Reverse repurchase agreement (Note 1)                                   --               --              --              --
   Payable for securities purchased                                        --               --              --           92,330
   Payable to management company                                           --               --              --           17,518
   Payable for fund shares redeemed                                    470,983              150           2,550             --
   Unrealized depreciation on foreign currency contracts               979,032              --              --              11
   Accrued expenses:
      Investment advisory and administrative fees                      362,362           43,787          11,037             --
      Shareholder servicing fees                                        10,500              --              --              --
      Custody fees                                                      58,362              --              --              --
      Accounting fees                                                   28,000              --              --              --
      Audit and legal fees                                              31,515              --              --              --
      Other payables                                                    30,560              --              --              --
                                                                  ------------     ------------    ------------    ------------
      TOTAL LIABILITIES                                             36,854,954        4,048,413         233,378         181,178
                                                                  ------------     ------------    ------------    ------------
NET ASSETS                                                        $572,150,236     $ 35,272,746    $  9,214,175    $  3,771,749
                                                                  ============     ============    ============    ============
Net assets consist of:
   Paid in capital                                                $474,152,043     $ 32,740,261    $  8,869,021    $  3,892,802
   Undistributed net investment income (loss)                        2,241,575              --           27,143           7,385
   Unrealized appreciation (depreciation) on investments            27,585,603        2,429,916         112,304         (43,840)
   Unrealized appreciation (depreciation) on foreign currency
     contracts and other assets and liabilities                       (928,008)            (485             869              11
   Accumulated net realized gain (loss)                             69,099,023          103,054         204,838         (84,609)
                                                                  ------------     ------------    ------------    ------------
NET ASSETS                                                        $572,150,236     $ 35,272,746    $  9,214,175    $  3,771,749
                                                                  ============     ============    ============    ============
SHARES OF CAPITAL STOCK OUTSTANDING                                 37,869,936        3,392,090         907,834         391,921
                                                                  ============     ============    ============    ============
NET ASSET VALUE PER SHARE                                         $      15.11     $      10.40    $      10.15    $       9.62
                                                                  ============     ============    ============    `============

The accompanying notes are an integral part of these financial statements.

                                                                                                                      CALIFORNIA
                                                                U.S.                                                 INTERMEDIATE
                                                            MICRO-CAP        GROWTH         BOND      MONEY MARKET      TAX-FREE
                                                               FUND           FUND          FUND          FUND           FUND
                                                               ----           ----          ----          ----           ----
ASSETS:
   Investments in securities at cost                       $101,203,707  $ 73,845,485  $ 74,533,471   $328,565,325  $ 48,752,558
                                                           ============  ============  ============   ============  ============
   Investments in securities at value (Note 1)              101,639,430    78,334,120    76,435,013    328,565,325    50,452,786
   Securities lending collateral (Note 1)                    17,827,172     6,891,188           --             --            --
   Cash                                                             --            --            --             --        148,990
   Dividends and interest receivable                             26,104       129,790       714,366      1,143,370       640,350
   Receivable for securities sold                                   --         82,317           --       1,318,202           --
   Receivable from sale of fund shares                        1,467,142       257,302       356,968            --          1,650
   Variation margin receivable                                      --            --         28,594            --
   Unrealized appreciation on foreign currency contracts            --            --        248,829            --            --
   Prepaid expense                                                  --            428           714          6,604           462
   Unamortized organization costs (Note 3)                          --          1,578         2,386            --            --
                                                           ------------  ------------  ------------   ------------  ------------
      TOTAL ASSETS                                          120,959,848    85,696,723    77,786,870    331,033,501    51,244,238
                                                           ------------  ------------  ------------   ------------  ------------
LIABILITIES:
   Liabilities for securities lending collateral             17,827,172     6,891,188           --             --            --
   Liabilities for options written (Note 4)                         --            --         10,000            --            --
   Dividends payable to shareholders                                --            --        13,218           9,430        29,810
   Reverse repurchase agreement (Note 1)                            --            --      3,580,000            --            --
   Payable for securities purchased                             192,651        66,286     3,395,508            --            --
   Payable to management company                                    --            --            --             --            --
   Payable for fund shares redeemed                             295,019        21,995        10,988      1,257,181         5,174
   Unrealized depreciation on foreign currency contracts            --            --        103,271            --            --
   Accrued expenses:
      Investment advisory and administrative fees               164,055        42,666        23,386         59,270        13,162
      Shareholder servicing fees                                    --          3,500         2,900          6,500         2,700
      Custody fees                                                  --          9,183         4,909          8,718         2,683
      Accounting fees                                               --          4,400         5,200         14,600         5,000
      Audit and legal fees                                          --         14,515        14,515         14,515        14,515
      Other payables                                                --         18,878        45,912         11,368        15,150
                                                           ------------  ------------  ------------   ------------  ------------
      Total liabilities                                      18,478,897     7,072,611     7,209,807      1,381,582        88,194
                                                           ------------  ------------  ------------   ------------  ------------
NET ASSETS                                                 $102,480,951  $ 78,624,112  $ 70,577,063   $329,651,919  $ 51,156,044
                                                           ============  ============  ============   ============  ============
Net assets consist of:
   Paid in capital                                         $ 96,935,718  $ 56,367,681  $ 68,832,392   $329,651,919  $ 49,410,725
   Undistributed net investment income (loss)                       --        110,727         2,647            --            --
   Unrealized appreciation (depreciation) on
      investments                                               435,723     4,488,635     2,355,038            --      1,700,228
   Unrealized appreciation (depreciation) on
      foreign currency contracts and other assets
      and liabilities                                               --            --        146,976            --            --
   Accumulated net realized gain (loss)                       5,109,510    17,657,069      (759,990)           --         45,091
                                                           ------------  ------------  ------------   ------------  ------------
NET ASSETS                                                 $102,480,951  $ 78,624,112  $ 70,577,063   $329,651,919  $ 51,156,044
                                                           ============  ============  ============   ============  ============
SHARES OF CAPITAL STOCK OUTSTANDING                           5,221,792     5,234,734     7,063,078    329,651,919     4,734,699
                                                           ============  ============  ============   ============  ============
NET ASSET VALUE PER SHARE                                 $      19.63  $      15.02  $       9.99   $       1.00  $      10.80
                                                          ============  ============  ============   ============  ============


                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 1996

STATEMENT OF OPERATIONS

                                                                                       INTERNATIONAL    INTERNATIONAL   EMERGING
                                                                             GLOBAL         GROWTH         SMALL CAP    MARKETS
                                                                              FUND           FUND            FUND         FUND#
                                                                              ----           ----            ----         ----
INVESTMENT INCOME:
   Interest                                                               $ 13,445,282   $     47,149   $     27,548   $  33,460
   Dividends                                                                 5,348,548        430,157        189,712       5,177
                                                                          ------------   ------------   ------------   ---------
      TOTAL INCOME*                                                         18,793,830        477,306        217,260      38,637
                                                                          ------------   ------------   ------------   ---------
EXPENSES:
   Investment advisory and administrative fees (Note 2)                      3,997,557        548,887        158,372      13,322
   Shareholder servicing fees (Note 2)                                          98,552            --             --        2,346
   Custody fees                                                                172,041            --             --        4,800
   Distribution fees (Note 2)                                                      --             --             --        2,896
   Accounting fees                                                             164,882            --             --        3,900
   Audit and legal fees                                                         40,962            --             --        8,600
   Directors' fees (Note 2)                                                      2,564            --             --          888
   Registration fees                                                            38,904            --             --       16,453
   Interest expense (Note 1)                                                       --             --             --          --
   Other                                                                        99,659            --             --        4,498
                                                                          ------------   ------------   ------------   ---------
      TOTAL EXPENSES BEFORE REDUCTIONS                                       4,615,121        548,887        158,372      57,703
      Expenses waived and/or reimbursed by Advisor                                 --             --         (43,633)    (57,703)
                                                                          ------------   ------------   ------------   ---------
         TOTAL NET EXPENSES                                                  4,615,121        548,887        114,739         --
                                                                          ------------   ------------   ------------   ---------
            NET INVESTMENT INCOME (LOSS)                                    14,178,709        (71,581)       102,521      38,637
                                                                          ------------   ------------   ------------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                           66,430,845      2,385,592        272,776     (84,620)
      Transactions in written options                                              --             --             --          --
      Foreign currency transactions                                          3,713,517       (123,314)       (72,383)     (5,125)
   Net increase (decrease) in unrealized appreciation (depreciation) on:
      Investments                                                          (16,096,541)       370,380        328,876     (43,840)
      Translation of assets and liabilities in foreign currencies             (966,466)        (1,146)         1,815          11
                                                                          ------------   ------------   ------------   ---------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                            53,081,355      2,631,512        531,084    (133,574)
                                                                          ------------   ------------   ------------   ---------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
                OPERATIONS                                                $ 67,260,064   $  2,559,931   $    633,605   $ (94,937)
                                                                          ============   ============   ============   =========

* Net of foreign taxes withheld of $337,033 for Fremont Global Fund, $46,245 for Fremont International Growth Fund, $16,217 for Fremont International Small Cap Fund, $642 for Fremont Emerging Markets Fund and $1,088 for Fremont Growth Fund.

# Period from June 24, 1996 (commencement of operations) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.

                                                                                                                        CALIFORNIA
                                                                  U.S.                                                 INTERMEDIATE
                                                              MICRO-CAP        GROWTH         BOND      MONEY MARKET      TAX-FREE
                                                                 FUND           FUND          FUND          FUND           FUND
                                                                 ----           ----          ----          ----           ----
INVESTMENT INCOME:
   Interest                                                 $    614,218   $    163,469     $5,890,821   $16,549,182   $2,736,364
   Dividends                                                      42,612        971,413         35,250           --           --
                                                            ------------   ------------     ----------   -----------   ----------
      TOTAL INCOME*                                              656,830      1,134,882      5,926,071    16,549,182    2,736,364
                                                            ------------   ------------     ----------   -----------   ----------
EXPENSES:
   Investment advisory and administrative fees (Note 2)        1,008,115        443,609        435,345     1,099,021      267,175
   Shareholder servicing fees (Note 2)                               --          33,455         26,248        51,860       25,428
   Custody fees                                                      --          20,188         23,506        26,179        7,717
   Distribution fees (Note 2)                                        --             --             --            --           --
   Accounting fees                                                   --          26,561         33,958        84,164       29,134
   Audit and legal fees                                              --          21,948         23,915        24,877       24,541
   Directors' fees (Note 2)                                          --           2,564          2,564         2,564        2,564
   Registration fees                                                 --          21,573         12,290        36,857        2,809
   Interest expense (Note 1)                                         --             --          53,283           --           --
   Other                                                             --          54,162         44,020        43,395       12,075
                                                            ------------   ------------     ----------   -----------   ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                         1,008,115        624,060        665,129     1,368,917      371,443
      Expenses waived and/or reimbursed by Advisor              (118,286)           --        (118,652)     (448,972)    (111,434)
                                                            ------------   ------------     ----------   -----------   ----------
         TOTAL NET EXPENSES                                      889,829        624,060        536,477       919,945      260,009
                                                            ------------   ------------     ----------   -----------   ----------
            NET INVESTMENT INCOME (LOSS)                        (232,999)       510,822      5,389,594    15,629,237    2,476,355
                                                            ------------   ------------     ----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                              5,347,629     17,602,434       (239,275)          --        44,827
      Transactions in written options                                --             --          23,043           --           --
      Foreign currency transactions                                  --             --          96,978           --           --
   Net increase (decrease) in unrealized appreciation
      (depreciation) on:
      Investments                                               (512,157)    (4,559,067)       276,789           --      (192,443)
      Translation of assets and liabilities in foreign
            currencies                                               --             --         170,440           --           --
                                                            ------------   ------------     ----------   -----------   ----------
         Net realized and unrealized gain (loss) from
            investments and foreign currency                   4,835,472     13,043,367        327,975           --      (147,616)
                                                            ------------   ------------     ----------   -----------   ----------
            NET INCREASE (DECREASE) IN NET ASSETS
                RESULTING FROM OPERATIONS                   $  4,602,473   $ 13,554,189     $5,717,569   $15,629,237   $2,328,739
                                                            ============   ============     ==========   ===========   ==========

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 1996

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  GLOBAL                    INTERNATIONAL GROWTH
                                                                                   FUND                             FUND
                                                                          -----------------------        -------------------------
                                                                             YEAR           YEAR            YEAR             YEAR
                                                                            ENDED          ENDED           ENDED            ENDED
                                                                          10/31/96       10/31/95        10/31/96         10/31/95
                                                                          --------       --------        --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $ 14,178,709   $  13,562,581   $    (71,581)   $    348,359
     Net realized gain (loss) from investments and transactions in
          written options                                                66,430,845      23,444,879      2,385,592        (948,173)
     Net realized gain (loss) from foreign currency transactions          3,713,517        (435,755)      (123,314)        (53,746)
     Net unrealized appreciation (depreciation) on investments          (16,096,541)     18,907,997        370,380         601,879
     Net unrealized appreciation (depreciation) on translation of
          assets and liabilities in foreign currencies                     (966,466)        (44,605)        (1,146)            (47)
                                                                       ------------   -------------   ------------    ------------
         Net increase (decrease) in net assets from operations           67,260,064      55,435,097      2,559,931         (51,728)
                                                                       ------------   -------------   ------------    ------------
   Distributions to shareholders from:
     Net investment income                                              (15,978,412)    (16,914,918)       (25,060)       (269,553)
     Net realized gains                                                 (19,404,727)     (1,140,840)           --               --
                                                                       ------------   -------------   ------------    ------------
         Total distributions to shareholders                            (35,383,139)    (18,055,758)       (25,060)       (269,553)
                                                                       ------------   -------------   ------------    ------------
   From capital share transactions:
     Proceeds from shares sold                                           86,354,528     110,900,850      7,454,198       4,286,553
     Payments for shares redeemed                                       (62,546,779)   (136,942,988)    (6,897,361)     (1,803,707)
     Reinvested dividends                                                34,110,706      17,395,011         25,025         269,162
                                                                       ------------   -------------   ------------    ------------
         Net increase (decrease) in net assets from capital share
             transactions                                                57,918,455      (8,647,127)       581,862       2,752,008
                                                                       ------------   -------------   ------------    ------------
     Net increase in net assets                                          89,795,380      28,732,212      3,116,733       2,430,727
Net assets at beginning of period                                       482,354,856     453,622,644     32,156,013      29,725,286
                                                                       ------------   -------------   ------------    ------------
NET ASSETS AT END OF PERIOD**                                           572,150,236   $ 482,354,856   $ 35,272,746    $ 32,156,013
                                                                        ===========   =============   ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                   5,889,696       8,368,781        727,743         433,837
   Redeemed                                                              (4,265,461)    (10,326,949)      (647,428)       (188,969)
   Reinvested dividends                                                   2,372,436       1,282,980          2,541          27,727
                                                                       ------------   -------------   ------------    ------------
      Net increase (decrease) in capital share transactions               3,996,671        (675,188)        82,856         272,595
                                                                        ===========   =============   ============    ============

** Net assets at October 31, 1996 and October 31, 1995, respectively, include undistributed net investment income (loss) of $204,471 and $2,004,174 for Fremont Global Fund, $73,404 and $170,045 for Fremont International Growth Fund, $75,473 and $9,448 for Fremont International Small Cap Fund, $12,521 and $ -- for Fremont Emerging Markets Fund, $(232,999) and $ -- for Fremont U.S. Micro-Cap Fund, and $110,727 and $9,309 for Fremont Growth Fund.

# Period from June 24, 1996 (commencement of operations) to October 31, 1996.

The accompanying notes are an integral part of these financial statements.

                                                                                         INTERNATIONAL SMALL CAP  EMERGING MARKETS
                                                                                                   FUND                FUND
                                                                                          ----------------------  ----------------
                                                                                             YEAR          YEAR       PERIOD
                                                                                             ENDED         ENDED       ENDED
                                                                                           10/31/96      10/31/95    10/31/96
                                                                                           --------      --------    --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                                      $    102,521   $   45,740   $   38,637
     Net realized gain (loss) from investments and transactions in written options          272,776      (21,568)     (84,620)
     Net realized gain (loss) from foreign currency transactions                            (72,383)     (14,440)      (5,125)
     Net unrealized appreciation (depreciation) on investments                              328,876     (203,902)     (43,840)
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                                         1,815       10,337           11
                                                                                       ------------   ----------   ----------
         Net increase (decrease) in net assets from operations                              633,605     (183,833)     (94,937)
                                                                                       ------------   ----------   ----------
   Distributions to shareholders from:
     Net investment income                                                                  (36,496)     (35,036)     (26,116)
     Net realized gains                                                                         --           --           --
                                                                                       ------------   ----------   ----------
         Total distributions to shareholders                                                (36,496)     (35,036)     (26,116)
                                                                                       ------------   ----------   ----------
   From capital share transactions:
     Proceeds from shares sold                                                            5,840,661    2,849,192    3,982,064
     Payments for shares redeemed                                                        (1,489,319)    (172,610)    (115,175)
     Reinvested dividends                                                                    20,865       19,578       25,913
                                                                                       ------------   ----------   ----------
         Net increase (decrease) in net assets from capital share transactions            4,372,207    2,696,160    3,892,802
                                                                                       ------------   ----------   ----------
     Net increase in net assets                                                           4,969,316    2,477,291    3,771,749
Net assets at beginning of period                                                         4,244,859    1,767,568          --
                                                                                       ------------   ----------   ----------
NET ASSETS AT END OF PERIOD**                                                          $  9,214,175   $4,244,859   $3,771,749
                                                                                       ============   ==========   ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                                     583,448      308,867      401,191
   Redeemed                                                                                (149,348)     (18,867)     (11,901)
   Reinvested dividends                                                                       2,288        2,175        2,631
                                                                                       ------------   ----------   ----------
      Net increase (decrease) in capital share transactions                                 436,388      292,175      391,921
                                                                                       ============   ==========   ==========


                                                                             U.S. MICRO-CAP                      GROWTH
                                                                                  FUND                            FUND
                                                                         -----------------------       ------------------------
                                                                            YEAR            YEAR          YEAR             YEAR
                                                                           ENDED           ENDED         ENDED            ENDED
                                                                         10/31/96        10/31/95      10/31/96         10/31/95
                                                                         --------        --------      --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                     $   (232,999)   $   (25,196)   $    510,822    $    398,651
     Net realized gain (loss) from investments and transactions in
         written options                                                 5,347,629        347,186      17,602,434       3,482,283
     Net realized gain (loss) from foreign currency transactions               --             --              --              --
     Net unrealized appreciation (depreciation) on investments            (512,157)       888,690      (4,559,067)      6,445,736
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                           --             --              --              --
                                                                      ------------    -----------    ------------    ------------
         Net increase (decrease) in net assets from operations           4,602,473      1,210,680      13,554,189      10,326,670
                                                                      ------------    -----------    ------------    ------------
   Distributions to shareholders from:
     Net investment income                                                     --             --         (409,404)       (505,139)
     Net realized gains                                                   (323,213)           --       (3,508,522)       (241,849)
                                                                      ------------    -----------    ------------    ------------
         Total distributions to shareholders                              (323,213)           --       (3,917,926)       (746,988)
                                                                      ------------    -----------    ------------    ------------
   From capital share transactions:
     Proceeds from shares sold                                         162,319,610      6,143,180      31,461,523      32,879,457
     Payments for shares redeemed                                      (72,224,013)    (1,614,127)    (25,982,666)    (10,815,329)
     Reinvested dividends                                                  313,977            --        3,876,573         744,451
                                                                      ------------    -----------    ------------    ------------
         Net increase (decrease) in net assets from capital share
         transactions                                                   90,409,574      4,529,053       9,355,430      22,808,579
                                                                      ------------    -----------    ------------    ------------
     Net increase in net assets                                         94,688,834      5,739,733      18,991,693      32,388,261
Net assets at beginning of period                                        7,792,117      2,052,384      59,632,419      27,244,158
                                                                      ------------    -----------    ------------    ------------
NET ASSETS AT END OF PERIOD**                                         $102,480,951    $ 7,792,117    $ 78,624,112    $ 59,632,419
                                                                      ============    ===========    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                  8,424,985        462,168       2,313,441       2,872,926
   Redeemed                                                             (3,767,440)      (117,136)     (1,944,975)       (981,267)
   Reinvested dividends                                                     20,793            --          301,367          68,568
                                                                      ------------    -----------    ------------    ------------
      Net increase (decrease) in capital share transactions              4,678,338        345,032         669,833       1,960,227
                                                                      ============    ===========    ============    ============

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 1996

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    BOND
                                                                                                    FUND
                                                                                            ----------------------
                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                            -----            -----
                                                                                          10/31/96         10/31/95
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                                             $  5,389,594     $  4,585,884
     Net realized gain (loss) from investments and transactions in written options         (216,232)       2,230,265
     Net realized gain (loss) from foreign currency transactions                             96,978           82,647
     Net unrealized appreciation (depreciation) on investments                              276,789        3,540,395
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                                       170,440          (23,464)
                                                                                       ------------     ------------
         Net increase in net assets from operations                                       5,717,569       10,415,727
                                                                                       ------------     ------------
   Distributions to shareholders from:
     Net investment income                                                               (5,647,913)      (4,531,238)
     Net realized gains                                                                  (1,968,201)             --
                                                                                       ------------     ------------
         Total distributions to shareholders                                             (7,616,114)      (4,531,238)
                                                                                       ------------     ------------
   From capital share transactions:
     Proceeds from shares sold                                                           17,733,366       25,537,155
     Payments for shares redeemed                                                       (39,028,358)     (13,731,939)
     Reinvested dividends                                                                 7,427,929        4,408,916
                                                                                       ------------     ------------
         Net increase (decrease) in net assets from capital share transactions          (13,867,063)      16,214,132
                                                                                       ------------     ------------
     Net increase (decrease) in net assets                                              (15,765,608)      22,098,621
Net assets at beginning of period                                                        86,342,671       64,244,050
                                                                                       ------------     ------------
NET ASSETS AT END OF PERIOD**                                                          $ 70,577,063     $ 86,342,671
                                                                                       ============     ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                                   1,778,229        2,579,889
   Redeemed                                                                              (3,985,015)      (1,429,749)
   Reinvested dividends                                                                     747,888          454,805
                                                                                       ------------     ------------
      Net increase (decrease) in capital share transactions                              (1,458,898)       1,604,945
                                                                                       ============     ============

** For Fremont Bond Fund, net assets at October 31, 1996 and October 31, 1995, include undistributed net investment income (loss) of $(171,773) and $86,546, respectively. There was no undistributed net investment income for Fremont Money Market Fund or Fremont California Intermediate Tax-Free Fund at October 31, 1996 nor at October 31, 1995.

The accompanying notes are an integral part of these financial statements.

                                                                                                               CALIFORNIA
                                                                            MONEY MARKET                  INTERMEDIATE TAX-FREE
                                                                                 FUND                             FUND
                                                                        -------------------------      -------------------------
                                                                         YEAR             YEAR            YEAR              YEAR
                                                                         ENDED            ENDED          ENDED             ENDED
                                                                        10/31/96         10/31/95      10/31/96          10/31/95
                                                                        --------         --------      --------          --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                            $ 15,629,237    $ 16,288,897   $  2,476,355     $  2,782,365
     Net realized gain (loss) from investments and transactions in
         written options                                                       --              --          44,827          119,954
     Net realized gain (loss) from foreign currency transactions               --              --             --               --
     Net unrealized appreciation (depreciation) on investments                 --              --        (192,443)       3,671,361
     Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                          --              --             --               --
                                                                      ------------    ------------   ------------     ------------
         Net increase in net assets from operations                     15,629,237      16,288,897      2,328,739        6,573,680
                                                                      ------------    ------------   ------------     ------------
   Distributions to shareholders from:
     Net investment income                                             (15,629,237)    (16,288,897)    (2,476,355)      (2,782,365)
     Net realized gains                                                        --              --        (119,954)          (4,639)
                                                                      ------------    ------------   ------------     ------------
         Total distributions to shareholders                           (15,629,237)    (16,288,897)    (2,596,309)      (2,787,004)
                                                                      ------------    ------------   ------------     ------------
   From capital share transactions:
     Proceeds from shares sold                                         308,476,828     297,387,013      2,285,491        2,822,896
     Payments for shares redeemed                                      293,545,954)   (238,529,846)    (3,402,568)     (17,111,368)
     Reinvested dividends                                               15,409,433      16,015,143      2,227,490        2,510,108
                                                                      ------------    ------------   ------------     ------------
         Net increase (decrease) in net assets from capital share
         transactions                                                   30,340,307      74,872,310      1,110,413      (11,778,364)
                                                                      ------------    ------------   ------------     ------------
     Net increase (decrease) in net assets                              30,340,307      74,872,310        842,843       (7,991,688)
Net assets at beginning of period                                      299,311,612     224,439,302     50,313,201       58,304,889
                                                                      ------------    ------------   ------------     ------------
NET ASSETS AT END OF PERIOD**                                         $329,651,919   $ 299,311,612   $ 51,156,044     $ 50,313,201
                                                                      ============   =============   ============     ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                308,476,828     297,387,013        210,037          270,058
   Redeemed                                                           (293,545,954)   (238,529,846)      (315,379)      (1,629,211)
   Reinvested dividends                                                 15,409,433      16,015,143        206,265          239,479
                                                                      ------------    ------------   ------------     ------------
      Net increase (decrease) in capital share transactions             30,340,307      74,872,310        100,923       (1,119,674)
                                                                      ============   =============   ============     ============

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 1996

GLOBAL FUND

                                                                                         YEARS ENDED OCTOBER 31
                                                                     ----------------------------------------------------
                                                                     1996        1995        1994        1993        1992
                                                                     ----        ----        ----        ----        ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                             $14.24      $13.13      $13.17      $11.52      $11.25
                                                                    ------      ------      ------      ------      ------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                            .39         .40         .26         .32         .39
      Net realized and unrealized gain (loss)                         1.49        1.24        (.03)       1.67         .40
                                                                    ------      ------      ------      ------      ------
         Total investment operations                                  1.88        1.64         .23        1.99         .79
                                                                    ------      ------      ------      ------      ------
   LESS DISTRIBUTIONS
      From net investment income                                      (.44)       (.50)       (.14)       (.26)       (.40)
      From net realized gains                                         (.57)       (.03)       (.13)       (.08)       (.11)
         Total distributions                                            --        (.53)         --          --        (.01)
                                                                    ------      ------      ------      ------      ------
   NET ASSET VALUE, END OF PERIOD                                    (1.01)     $14.24        (.27)       (.34)       (.52)
                                                                    $15.11                  $13.13      $13.17      $11.52
                                                                    ======                  ======      ======      ======
TOTAL RETURN                                                         13.72%      12.78%
RATIOS AND SUPPLEMENTAL DATA                                                                  1.74%      17.51%       7.10%
   Net assets, end of period (000s omitted)                       $572,150    $482,355    $453,623    $186,325    $101,839
   Ratio of expenses to average net assets                             .87%        .88%        .95%        .99%       1.09%
   Ratio of net investment income (loss) to average net assets        2.66%       2.98%       2.47%       2.89%       3.41%
   Portfolio turnover rate                                              71%         83%         52%         40%         50%
   Average commission rate paid                                     $.0238          --           --          --          --


INTERNATIONAL GROWTH FUND

                                                                            YEARS ENDED OCTOBER 31             PERIOD FROM
                                                                            ----------------------          MARCH 1, 1994 TO
                                                                            1996              1995          OCTOBER 31, 1994
                                                                            ----              ----          ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.72              $9.79              $9.57
                                                                           -----              -----              -----
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(a)                                       (.02)               .10                .02
      Net realized and unrealized loss                                       .71               (.09)               .20
                                                                           -----              -----              -----
         Total investment operations                                         .69                 .01               .22
                                                                           -----              -----              -----
   LESS DISTRIBUTIONS
      From net investment income                                            (.01)              (.08)                --
      From net realized gains                                                --                  --                 --
                                                                           -----              -----              -----
         Total distributions                                                (.01)              (.08)                --
   NET ASSET VALUE, END OF PERIOD                                         $10.40              $9.72              $9.79
                                                                          ======              =====              =====
TOTAL RETURN                                                                7.07%              0.13%              2.30%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                              $35,273            $32,156            $29,725
   Ratio of expenses to average net assets(a)                               1.50%              1.50%              1.50%*
   Ratio of net investment income (loss) to average net assets(a)           -.20%              1.19%               .35%*
   Portfolio turnover rate                                                    74%                32%                44%*
   Average commission rate paid                                           $.0150                 --                 --


* Annualized

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL SMALL CAP FUND

                                                                               YEARS ENDED OCTOBER 31       PERIOD FROM
                                                                               ----------------------     JUNE 30, 1994 TO
                                                                                 1996         1995        OCTOBER 31, 1994
                                                                                 ----         ----        ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                                          $9.00       $9.86            $10.00
                                                                                 -----       -----            ------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(a)                                              .14         .10              (.01)
      Net realized and unrealized gain                                            1.08        (.88)             (.13)
                                                                                 -----       -----            ------
         Total investment operations                                              1.22        (.78)             (.14)
                                                                                 -----       -----            ------
   LESS DISTRIBUTIONS
      From net investment income                                                  (.07)       (.08)               --
      From net realized gains                                                       --          --                --
                                                                                 -----       -----            ------
         Total distributions                                                      (.07)       (.08)               --
                                                                                 -----       -----            ------
   NET ASSET VALUE, END OF PERIOD                                               $10.15       $9.00             $9.86
                                                                                ======       =====             =====
TOTAL RETURN #                                                                   13.69%      -7.96%            -1.40%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                     $9,214      $4,245            $1,768
   Ratio of expenses to average net assets(a)                                     1.81%       2.06%             2.50%*
   Ratio of net investment income (loss) to average net assets(a)                 1.61%       1.67%             -.28%*
   Portfolio turnover rate                                                          74%         96%               --
   Average commission rate paid                                                 $.0003          --                --

*   Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been $.08, 2.50% and 0.92%, respectively, for the year ended October 31, 1996, and $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

# Total return would have been lower had the advisor not waived expenses.

EMERGING MARKETS FUND

                                                                   Period from
                                                                June 24, 1996 to
                                                                October 31, 1996
                                                                ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                           .10
      Net realized and unrealized loss                                  (.41)
         Total investment operations                                    (.31)
   LESS DISTRIBUTIONS
      From net investment income                                        (.07)
      From net realized gains                                             --
         Total distributions                                            (.07)
   NET ASSET VALUE, END OF PERIOD                                      $9.62

TOTAL RETURN #                                                         -3.12%*
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                           $3,772
   Ratio of expenses to average net assets(a)                           0.00%*
   Ratio of net investment income to average net assets(a)              3.32%*
   Portfolio turnover rate                                                20%*
   Average commission rate paid                                       $.0063


*   Annualized

(a) Management fees and all other expenses have been voluntarily waived or reimbursed from June 24, 1996 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.05, 4.95% and -1.63%, respectively, for the period ended October 31, 1996.

# Total return would have been lower had the advisor not waived or reimbursed expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - OCTOBER 31, 1996

U.S. MICRO-CAP FUND

                                                                               YEARS ENDED OCTOBER 31            Period from
                                                                        -----------------------------------    June 30, 1994 to
                                                                            1996                  1995         October 31, 1994
                                                                        -------------         -------------    ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                                  $       14.34         $       10.34      $       10.00
                                                                        -------------         -------------      -------------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(a)                                              (.04)                 (.05)               .02
    Net realized and unrealized gain                                             5.83                  4.05                .34
                                                                        -------------         -------------      -------------
      Total investment operations                                                5.79                  4.00                .36
                                                                        -------------         -------------      -------------
  LESS DISTRIBUTIONS
    From net investment income                                                   --                    --                 (.02)
    From net realized gains                                                      (.50)                 --                 --
                                                                        -------------         -------------      -------------
      Total distributions                                                        (.50)                 --                 (.02)
                                                                        -------------         -------------      -------------
  NET ASSET VALUE, END OF PERIOD                                        $       19.63         $       14.34      $       10.34
                                                                        =============         =============      =============

TOTAL RETURN #                                                                  41.46%                38.68%              3.60%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                              $     102,481         $       7,792      $       2,052
  Ratio of expenses to average net assets(a)                                     1.96%                 2.04%              2.50%*
  Ratio of net investment income (loss) to average net assets(a)                 -.51%                 -.67%               .68%*
  Portfolio turnover rate                                                          81%                  144%               129%*
  Average commission rate paid                                          $       .0541                    --                 --




*Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.06, 2.22% and -.77%, respectively, for the year ended October 31, 1996, and -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.

# Total return would have been lower had the advisor not waived expenses.

GROWTH FUND

                                                                                    YEARS ENDED OCTOBER 31
                                                              -------------------------------------------------------------------
                                                                   1996               1995             1994              1993
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                        $      13.06       $      10.46     $      11.25       $      10.08
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                                          .10                .13              .21                .13
     Net realized and unrealized gain (loss)                          2.65               2.74             (.02)              1.16
      Total investment operations                                     2.75               2.87              .19               1.29
  LESS DISTRIBUTIONS
    From net investment income                                        (.08)              (.17)            (.18)              (.12)
    From net realized gains                                           (.71)              (.10)            (.80)              --
      Total distributions                                             (.79)              (.27)            (.98)              (.12)
  NET ASSET VALUE, END OF PERIOD                              $      15.02       $      13.06     $      10.46       $      11.25

TOTAL RETURN #                                                       22.06%             28.12%            1.72%             12.80%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                    $     78,624       $     59,632     $     27,244       $     42,306
  Ratio of expenses to average net assets(a)                           .92%               .97%             .94%               .87%
  Ratio of net investment income to average net assets(a)              .75%              1.02%            1.31%              1.19%
  Portfolio turnover rate                                              129%               108%              55%                44%
  Average commission rate paid                                $      .0429                 --               --                 --


                                                             PERIOD FROM
                                                          AUGUST 14, 1992 TO
                                                           OCTOBER 31, 1992
                                                           ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                        $     9.92
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income(a)                                        .02
     Net realized and unrealized gain (loss)                         .18
                                                              ----------
      Total investment operations                                    .20
                                                              ----------
  LESS DISTRIBUTIONS
    From net investment income                                      (.04)
    From net realized gains                                           --
                                                              ----------
      Total distributions                                           (.04)
  NET ASSET VALUE, END OF PERIOD                              $    10.08
                                                              ==========

Total Return #                                                      2.00%*
Ratios and Supplemental Data
  Net assets, end of period (000s omitted)                    $   32,388
  Ratio of expenses to average net assets(a)                         .94%*
  Ratio of net investment income to average net assets(a)           1.08%*
  Portfolio turnover rate                                             49%*
  Average commission rate paid                                        --

*   Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992.

# Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 1996

BOND FUND

                                                                                  Years Ended October 31             Period from
                                                                           -----------------------------------    April 30, 1993 to
                                                                           1996            1995           1994    October 31, 1993
                                                                           ----            ----           ----    ----------------
          SELECTED PER SHARE DATA
          for one share outstanding during the period
             NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.13      $     9.29     $    10.27      $    10.04
                                                                       ----------      ----------     ----------      ----------
             INCOME FROM INVESTMENT OPERATIONS
                Net investment income (a)                                     .67             .65            .53             .27
                Net realized and unrealized gain (loss)                       .11             .83           (.98)            .24
                                                                       ----------      ----------     ----------      ----------
                   Total investment operations                                .78            1.48           (.45)            .51
                                                                       ----------      ----------     ----------      ----------
             LESS DISTRIBUTIONS
                From net investment income                                   (.70)           (.64)          (.53)           (.27)
                From net realized gains                                      (.22)             --             --            (.01)
                                                                       ----------      ----------     ----------      ----------
                   Total distributions                                       (.92)           (.64)          (.53)           (.28)
                                                                       ----------      ----------     ----------      ----------
             NET ASSET VALUE, END OF PERIOD                            $     9.99      $    10.13     $     9.29      $    10.27
                                                                       ==========      ==========     ==========      ==========
          TOTAL RETURN #                                                     8.18%          16.49%         -4.42%         5.15%*
          RATIOS AND SUPPLEMENTAL DATA
             Net assets, end of period (000s omitted)                  $   70,577      $   86,343     $   64,244      $   11,738
             Ratio of expenses to average net assets(a)                       .68%*           .60%           .66%            .50%*
             Ratio of net investment income to average net assets(a)         6.82%*          6.69%          5.76%           5.35%*
             Portfolio turnover rate                                          154%*            21%           205%             13%*

*Annualized

(a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.66, .83% and 6.67%, respectively, for the year ended October 31, 1996; $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04% and 5.38%, respectively, for the year ended October 31, 1994; and $.23, 1.23% and 4.62%, respectively, for the period from April 30, 1993 to October 31, 1993.
 # Total return would have been lower had the advisor not waived expenses.

MONEY MARKET FUND
57

                                                                                    Years Ended October 31
                                                            ---------------------------------------------------------------------
                                                            1996             1995            1994            1993            1992
                                                            ----             ----            ----            ----            ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                   $    1.00       $    1.00       $    1.00       $    1.00      $    1.00
                                                          ---------       ---------       ---------       ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                  .05             .06             .03             .03            .04
                                                          ---------       ---------       ---------       ---------      ---------
         Total investment operations                            .05             .06             .03             .03            .04
                                                          ---------       ---------       ---------       ---------      ---------
   LESS DISTRIBUTIONS
      From net investment income                               (.05)           (.06)           (.03)           (.03)          (.04)
                                                          ---------       ---------       ---------       ---------      ---------
         Total distributions                                   (.05)           (.06)           (.03)           (.03)          (.04)
                                                          ---------       ---------       ---------       ---------      ---------
   NET ASSET VALUE, END OF PERIOD                         $    1.00       $    1.00       $    1.00       $    1.00      $    1.00
                                                          =========       =========       =========       =========      =========
TOTAL RETURN#                                                  5.34%           5.84%           3.49%           2.66%          3.73%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)               $ 329,652       $ 299,312       $ 224,439       $  24,207      $  31,832
   Ratio of expenses to average net assets(a)                   .31%            .30%            .46%            .67%           .70%
   Ratio of net investment income to average net assets        5.22%           5.70%           4.02%           2.62%          3.70%


*Annualized

(a) Administrative fees have been voluntarily waived from April 1, 1990 onwards. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.05, .46% and 5.07%, respectively, for the year ended October 31, 1996; $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992.

# Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 1996

CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                                                                     Years Ended October 31
                                                             ------------------------------------------------------------------
                                                             1996              1995           1994           1993          1992
                                                             ----              ----           ----           ----          ----
SELECTED PER SHARE DATA
for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.86      $    10.13     $    11.10     $    10.55     $    10.39
                                                           ----------      ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income(a)                                    .52             .53            .53            .55            .57
      Net realized and unrealized gain (loss)                    (.03)            .73           (.97)           .62            .19
                                                           ----------      ----------     ----------     ----------     ----------
         Total investment operations                              .49            1.26           (.44)          1.17            .76
                                                           ----------      ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                                 (.52)           (.53)          (.53)          (.55)          (.57)
      From net realized gains                                    (.03)             --             --           (.07)          (.03)
                                                           ----------      ----------     ----------     ----------     ----------
         Total distributions                                     (.55)           (.53)          (.53)          (.62)          (.60)
                                                           ----------      ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                          $    10.80      $    10.86     $    10.13     $    11.10     $    10.55
                                                           ==========      ==========     ==========     ==========     ==========
TOTAL RETURN #                                                   4.63%          12.77%        -3.94%          11.37%          7.37%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                $   51,156      $   50,313     $   58,305     $   59,716     $   44,305
   Ratio of expenses to average net assets(a)                     .51%            .50%           .51%           .50%           .54%
   Ratio of net investment income to average net assets(a)       4.86%           5.08%          4.94%          5.05%          5.38%
   Portfolio turnover rate                                          6%             18%            21%            26%            18%


(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.50, .73% and 4.64%, respectively, for the year ended October 31, 1996; $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992.

#    Total return would have been lower had the advisor not waived expenses. 58

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in nine series:

     - the FREMONT GLOBAL FUND                      - the FREMONT GROWTH FUND
     - the FREMONT INTERNATIONAL GROWTH FUND        - the FREMONT BOND FUND
     - the FREMONT INTERNATIONAL SMALL CAP FUND     - the FREMONT MONEY MARKET FUND
     -  the FREMONT EMERGING MARKETS FUND           - the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
     -  the FREMONT U.S. MICRO-CAP FUND               (the Fremont California Intermediate Tax-Free Fund is
                                                       available only to residents of Arizona, California, Colorado,
                                                       Nevada, New Mexico, Oregon, Texas, Utah and Washington)

     Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

     A.  SECURITY VALUATION
         Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

         Securities in the Fremont Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.  SECURITY TRANSACTIONS
         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
         Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date. The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

     D.  INCOME TAXES
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of Fremont California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

         Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

         Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

         For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1996. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1996 which expire in the years indicated.

             FUND                             AMOUNT           EXPIRES IN
             ----                             ------           ----------
             Emerging Markets                 $84,620              2004
             Bond                             242,923              2004

         Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

     E.  ACCOUNTING ESTIMATES
         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.  FOREIGN CURRENCY TRANSLATION
         The market values of foreign securities, currency holdings, and other assets and liabilities of the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund and the Fremont Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

         For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

         Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain
         (Loss) from Foreign Currency Transactions. These are: currency gain
         (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

         Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

     G.  FORWARD FOREIGN CURRENCY CONTRACTS
         A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

         The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

         In addition, the Fremont Global Fund and the Fremont Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

         The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

At October 31, 1996 the underlying values for open foreign currency contracts were as follows:

                                                                                                                    NET UNREALIZED
                                     SETTLEMENT          TO RECEIVE             INITIAL             CURRENT         APPRECIATION
                                       DATE             (TO DELIVER)             VALUE               VALUE          (DEPRECIATION)
                                       ----             ------------             -----               -----          --------------
           GLOBAL FUND
           Danish Krone ........       11/08/96           35,000,000        $  5,979,840        $  6,009,306        $  29,466
           British Pound .......       11/08/96           (4,600,000)         (7,186,580)         (7,482,820)        (296,240)
           Canadian Dollar .....       11/08/96          (22,000,000)        (16,264,971)        (16,442,451)        (177,480)
           Danish Krone ........       11/08/96          (54,800,000)         (9,380,349)         (9,408,856)         (28,507)
           Dutch Guilder .......       11/08/96           (6,500,000)         (3,783,910)         (3,819,934)         (36,024)
           French Franc ........       11/08/96          (41,000,000)         (7,930,367)         (8,003,279)         (72,912)
           German Deutschemark .       11/08/96          (25,000,000)        (16,329,197)        (16,472,294)        (143,097)
           Irish Punt ..........       11/08/96           (6,000,000)         (9,597,600)         (9,762,600)        (165,000)
           Italian Lira ........       11/08/96       (9,300,000,000)         (6,109,377)         (6,116,811)          (7,434)
           Swedish Krona .......       11/08/96          (49,000,000)          (,392,321)         (7,444,659)         (52,338)
                                                                                                                    ---------
                                                                                                                    $(949,566)
                                                                                                                    =========
          EMERGING MARKETS FUND

          Thai Bhat ............       11/01/96              (95,040)       $     (3,726)       $     (3,726)              --
          Thai Bhat ............       11/04/96             (458,140)            (17,945)            (17,956)       $     (11)
                                                                                                                    ---------
                                                                                                                    $     (11)
                                                                                                                    =========

          BOND FUND
          German Deutschemark ..       01/16/97            3,600,000        $  2,470,152        $  2,390,279        $ (79,873)
          German Deutschemark ..       01/16/97            2,516,000           1,663,691           1,670,540            6,849
          Canadian Dollar ......       01/21/97           (1,000,000)           (744,574)           (749,401)          (4,827)
          Canadian Dollar ......       05/01/97           (1,000,000)           (737,463)           (753,636)         (16,173)
          German Deutschemark ..       12/09/96             (591,840)           (420,565)           (391,999)          28,566
          German Deutschemark ..       01/16/97           (6,116,000)         (4,274,233)         (4,060,819)         213,414
          New Zealand Dollar ...       11/15/96           (3,036,000)         (2,138,255)         (2,140,653)          (2,398)
                                                                                                                    ---------
                                                                                                                    $ 145,558
                                                                                                                    =========

     H.  FUTURES
         A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

         At October 31, 1996, the Fremont Bond Fund had the following futures contracts outstanding:

                                       CONTRACTS  EXPIRATION     INITIAL           CURRENT      NET UNREALIZED
                                        TO BUY      DATE          VALUE             VALUE        APPRECIATION
                                        ------      ----          -----             -----        ------------
          5 yr. U.S. Treasury Note        70       Dec 96       $7,379,531       $7,506,406       $126,875
          10 yr. U.S. Treasury Note       25       Dec 96        2,675,000        2,740,625         65,625
          30 yr. U.S. Treasury Bond       40       Dec 96        4,320,000        4,520,000        200,000
                                                                                                  --------
                                                                                                  $392,500
                                                                                                  ========

         At October 31, 1996, $355,000 par value of U.S. Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

     I.  SECURITIES LENDING
         All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

         The Funds receive a portion of the income earned on the collateral. For the year ended October 31, 1996, transactions in securities lending resulted in fee income to the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund, the Fremont U.S. Micro-Cap Fund and the Fremont Growth Fund of $69,874, $13,799, $1,549, $74, $18,035 and $5,372, respectively.

         The market value of the securities on loan and the collateral balance held by the Funds as of October 31, 1996 were as follows:

                                                    MARKET VALUE   COLLATERAL VALUE
                                                    ------------   ----------------
          Fremont Global Fund ................       $34,688,544       $34,883,640
          Fremont International Growth Fund ..         3,982,079         4,004,476
          Fremont International Small Cap Fund           218,562           219,791
          Fremont Emerging Markets Fund ......            70,920            71,319
          Fremont U.S. Micro-Cap Fund ........        17,727,466        17,827,172
          Fremont Growth Fund ................         6,852,646         6,891,188

     J.  REVERSE REPURCHASE AGREEMENTS
         During the year ended October 31, 1996, the Fremont Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

         Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

         The difference between the selling price and the repurchase price is accounted for as interest expense. At October 31, 1996, outstanding reverse repurchase agreements for the Fremont Bond Fund, which were collateralized by mortgage-backed securities issued by the Government National Mortgage Association, were as follows:

                                      AMOUNT OF REVERSE         INTEREST      MATURITY        COST OF         VALUE OF
                COUNTERPARTY        REPURCHASE AGREEMENTS         RATE          DATE        COLLATERAL       COLLATERAL
                ------------        ---------------------         ----          ----        ----------       ----------
               Morgan Stanley            $3,580,000              5.570%       11/21/96      $3,612,127       $3,722,757

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of Fremont Investors, Inc. (formerly The Fremont Group, Inc.). Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                              ADVISORY FEE                          ADMINISTRATIVE FEE
         Fremont Global Fund                          .60% on all net assets                        .15% on all net assets
         Fremont International Growth Fund           1.50% on all net assets                                --
         Fremont International Small Cap Fund (*)    2.50% on first $30 million                             --
                                                     2.00% on next $70 million                              --
                                                     1.50% on balance over $100 million                     --
         Fremont Emerging Markets Fund (*)           1.00% on all net assets                        .15% on all net assets
         Fremont U.S. Micro-Cap Fund (*)             2.50% on first $30 million                             --
                                                     2.00% on next $70 million                              --
                                                     1.50% on balance over $100 million                     --
         Fremont Growth Fund                          .50% on all net assets                        .15% on all net assets

62

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

         Fremont Bond Fund (*)                        .40% on all net assets                        .15% on all net assets
         Fremont Money Market Fund (*)                .30% on first $50 million                     .15% on all net assets
                                                      .20% on balance over $50 million
         Fremont  California Intermediate             .40% on first $25 million                     .15% on all net assets
            Tax-Free Fund (*)                         .35% on next $25 million
                                                      .30% on next $50 million
                                                      .25% on next $50 million
                                                      .20% on balance over $150 million

(*) The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future.

        For the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund, the Advisor is voluntarily limiting the advisory fee to a reduced rate of 1.50% and 1.98% of net assets, respectively.

        For the Fremont Emerging Markets Fund, the Advisor is voluntarily waiving advisory, 12b-1 and administrative fees and reimbursing all other operating expenses until further notice.

        For the Fremont Bond Fund and the Fremont Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety. For the Fremont California Intermediate Tax-Free Fund, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively.

     Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers under each Fund's Financial Highlights table.

     Under the terms of the Advisory agreements, the Advisor receives a single management fee (i.e., a unitary fee) from the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fremont Emerging Markets Fund has adopted a plan of distribution under which the Fund may directly incur or reimburse the Advisor for certain distribution-related expenses. The maximum amount the Fund is obligated to pay the Advisor is 0.25% of net assets. Payments have been waived by the Advisor in their entirety since the Fund began operations and it is anticipated that the Advisor will continue voluntarily waiving such payments until further notice.

     Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1996, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

     Under the terms of a shareholder services agreement with the Advisor, effective July 1, 1996, the Funds pay the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum per Fund as well as out-of-pocket expenses. Total costs incurred by the Funds in aggregate for the period July 1, 1996 through October 31, 1996 were $97,341, excluding funds under a unitary fee arrangement.

     OTHER RELATED PARTIES

     At October 31, 1996, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                    % OF SHARES OUTSTANDING
                                                    -----------------------
          Fremont Global Fund                                 62%
          Fremont International Growth Fund                   84%
          Fremont International Small Cap Fund                35%
          Fremont Emerging Markets Fund                       91%
          Fremont U.S. Micro-Cap Fund                          6%
          Fremont Growth Fund                                 65%
          Fremont Bond Fund                                   88%
          Fremont Money Market Fund                           82%
          Fremont California Intermediate Tax-Free Fund       65%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc.

3.   ORGANIZATION COSTS
     Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 1996

4. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1996 were as follows:

                                                                             PURCHASES          PROCEEDS
                                                                             ---------          --------
          LONG TERM SECURITIES EXCLUDING U.S. GOVERNMENT SECURITIES:
          Fremont Global Fund                                              $310,032,957       $381,291,526
          Fremont International Growth Fund                                  26,941,395         26,194,733
          Fremont International Small Cap Fund                                8,700,793          4,404,248
          Fremont Emerging Markets Fund                                       2,882,203            119,220
          Fremont U.S. Micro-Cap Fund                                       106,347,944         29,339,100
          Fremont Growth Fund                                                90,939,257         84,017,213
          Fremont Bond Fund                                                   5,692,873         14,997,373
          Fremont California Intermediate Tax-Free Fund                       2,955,196          3,095,906

          LONG TERM U.S. GOVERNMENT SECURITIES:

          Fremont Global Fund                                              $  4,027,412       $ 16,093,607
          Fremont Bond Fund                                                 114,345,636         98,849,763

     Transactions in written put and call options for the year ended October 31, 1996 for the Fremont Bond Fund were as follows:

                                                            AMOUNT OF PREMIUMS  NUMBER OF CONTRACTS
                                                            ------------------  -------------------
          Options outstanding at October 31, 1995                  $ 23,748            70
          Options sold                                               70,996            50
          Options cancelled in closing purchase transactions             --            --
          Options expired prior to exercise                         (23,748)          (70)
          Options exercised                                              --            --
                                                                   --------          ----
          Options outstanding at October 31, 1996                  $ 70,996            50
                                                                   ========          ====

     The following written options were outstanding at October 31, 1996:

                                                            NUMBER OF   EXERCISE   EXPIRATION
                          NAME OF ISSUER                    CONTRACTS    PRICE       DATE              VALUE
                          --------------                    ---------    -----       ----              -----
         PUT OPTIONS:     CME June 97 Eurodollar Futures        50        93.5      06/16/97          $10,000

         CME - Chicago Mercantile Exchange

     The Bond Fund received premiums of $70,996 on these contracts and has an unrealized gain of $60,996. The total notional value underlying these contracts is $50,000,000.

5.   PORTFOLIO CONCENTRATIONS
     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS
     At October 31, 1996, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                                 GROSS AGGREGATE UNREALIZED
                                                                                 --------------------------
                                                                COST           APPRECIATION      DEPRECIATION              NET
                                                                ----           ------------      ------------              ---
        Fremont Global Fund                                 $542,076,336       $39,491,784       $(11,906,181)       $ 27,585,603
        Fremont International Growth Fund                     32,567,672         6,022,606         (3,592,690)          2,429,916
        Fremont International Small Cap Fund                   9,056,967           798,803           (686,499)            112,304
        Fremont Emerging Markets Fund                          3,838,200           188,480           (232,320)            (43,840)
        Fremont U.S. Micro-Cap Fund                          101,238,120        10,665,019        (10,263,709)            401,310
        Fremont Growth Fund                                   73,848,505         5,843,674         (1,358,059)          4,485,615
        Fremont Bond Fund                                     74,533,471         2,446,860           (545,318)          1,901,542
        Fremont Money Market Fund                            328,565,325                --                 --                  --
        Fremont California Intermediate Tax-Free Fund         48,752,558         1,807,498           (107,270)          1,700,228


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FREMONT FUNDS[LOGO]
50 Beale Street, Suite 100
San Francisco, CA 94105

                          FREMONT MUTUAL FUNDS, INC.

                           PART C; OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS


          (a)      Financial Statements: Audited Financial Statements of the

                   Registrant for the fiscal year ended October 31, 1996 are incorporated by reference from the Statement of Additional Information included herein


          (b)      Exhibits -- Exhibits required by Part C, Item 24 of Form N-
                   1A

          (1)      (a)    Articles of Incorporation -- on file
                          (File No. 811-5632)

                   (b)    Articles of Amendment -- on file
                          (File No. 811-5632)

                   (c) Articles of Amendment changing name -- on file (File No. 811-5632)

                   (d) Articles Supplementary relating to shares of International Growth Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 16 filed December 29, 1993)

                   (e) Articles Supplementary for Income Fund, changing name to Bond Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

                   (f) Articles Supplementary relating to shares of the International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

                   (g) Articles Supplementary relating to shares of the U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)


                   (h) Articles Supplementary relating to shares of the Emerging Markets Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 22 filed April 10,
                          1996)


          (2) Bylaws -- on file (File No. 811-5632 under Post-Effective Amendment No. 21 filed January 20, 1996)

          (3)      None

          (4) Forms of specimen stock certificate -- shares are issued in uncertificated form only

          (5)      (a)    Amended and Restated Investment Advisory and
                          Administrative Services Agreement relating to Money

                          Market Fund, Global Fund, California Intermediate Tax-Free Fund, Bond Fund, Growth Fund and Emerging Markets Fund -- on file (File No. 811-5632)

                   (b) Investment Advisory and Administrative Services Agreement relating to International Growth Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

                   (c) Investment Advisory and Administrative Services Agreement relating to International Small-Cap Fund and U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 19 filed August 1,
                          1994)

                   (d) Portfolio Management Agreement with Pacific Investment Management Co. and Fremont Investment Advisors, Inc. for Bond (formerly Income) Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)



                   (e) Portfolio Management Agreement with Acadian Asset Management, Inc. and Fremont Investment Advisors, Inc. for International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

                   (f) Portfolio Management Agreement with Morgan Grenfell Capital Management and Fremont Investment Advisors, Inc. for U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)


                   (g) Form of Portfolio Management Agreement with Credit Lyonnais International Asset Management (HK) Limited for Emerging Markets Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 22 filed April 10, 1996)


          (6) Distribution Agreement with Funds Distributor, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 21 filed January 20, 1996)

          (7)      None

          (8) Custodian Agreement with The Northern Trust Company -- on file (File No. 811-5632 under Post-Effective Amendment No. 21 filed January 20, 1996)


          (9)      (a)    Transfer, Dividend Disbursing, Shareholder Service and
                          Plan Agency Agreement with Fremont Investment
                          Advisors, Inc. -- filed herewith

                   (b) Form of Sub-Transfer Agency Agreement with Countrywide Fund Services, Inc. -- filed herewith

                   (c) Form of Administration Agreement with Countrywide Fund Services, Inc. -- filed herewith


                   (d) License Agreement relating to the Mark "Fremont" with Fremont Investment Advisors, Inc. -- on file (File No. 811-5632)

                   (e) Investment Accounting Agreement between Investors Fiduciary Trust Company and Fremont Mutual Funds, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

          (10)         Opinion and Consent of Counsel -- on file (File No. 811-
                       5632)


          (11)         Consent of Independent Accountants -- filed herewith


          (12)         Inapplicable

          (13)         (a)      Subscription Agreement with initial shareholders
                                -- on file (File No. 811-5632 under Post-
                                Effective Amendment filed May 11, 1992)

                       (b) Subscription Agreement with initial shareholders of International Growth Fund -- on file
                                (File No. 811- 5632 under Post-Effective
                                Amendment No. 16 filed December 29, 1993)

                       (c) Subscription Agreement with initial shareholders of International Small-Cap Fund -- on file
                                (File No. 811-5632 under Post-Effective
                                Amendment No. 18 filed April 22, 1994)

                       (d) Subscription Agreement with initial shareholders of U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

          (14)         Retirement Plans -- on file (File No. 811-5632)


          (15) Form of Plan of Distribution Pursuant to Rule 12b-1 -- on file (File No. 811-5632 under Post-Effective Amendment No. 22 filed April 10, 1996)


          (16)         Inapplicable


          (17)         Financial Data Schedules -- filed herewith


          (18)         Inapplicable

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
          -----------------------------------------------------------------
          Stephen D. Bechtel, Jr. and members of his family, including trusts for family members, would be considered controlling persons under applicable Securities and Exchange Commission regulations, on account of their shareholdings in the Funds.

Item 26.          NUMBER OF HOLDERS OF SECURITIES

                                                         Number of Record
                                                         Holders as of
TITLE OF CLASS                                           JANUARY 31, 1997

Capital Stock -- Money Market Fund                            1,203

Capital Stock -- Global Fund                                  3,280

Capital Stock -- California Intermediate
                 Tax-Free Fund                                  179

Capital Stock -- Bond Fund                                      210

Capital Stock -- Growth Fund                                   1,225

Capital Stock -- International Growth Fund                       250

Capital Stock -- International Small Cap Fund                    285

Capital Stock -- U.S. Micro-Cap Fund                           4,988

Capital Stock -- Emerging Markets Fund                           100


Item 27.          INDEMNIFICATION

                  Article VII(g) of the Articles of Incorporation, filed as Exhibit (1), Item 24(b), provides for indemnification of certain persons acting on behalf of the Funds.


                  The Funds and the Advisor are jointly insured under an errors and omissions policy issued by American International Specialty Lines Insurance Company.


                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In particular, the Articles of the Company provide certain limitations on liability of officers and directors. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  See the material following the captions "Advisory Agreement" and "Advisory and Sub-Advisory Agreements" appearing as a portion of Parts A hereof and "Investment Advisory and Other Services" appearing as a portion of Part B hereof.

Item 29.          PRINCIPAL UNDERWRITERS

                  (a) Funds Distributor, Inc. is a leading provider of distribution and sales services for mutual funds. Funds Distributor, Inc. also offers a range of specialized investment company consulting services.

                  (b) None of the officers of Funds Distributor, Inc. hold positions or offices with the Registrant.

                  (c)   Inapplicable

Item 30.          LOCATION OF ACCOUNTS AND RECORDS


                  Accounts, books, and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and its investment manager, Fremont Investment Advisors, Inc., 333 Market Street, 26th Floor, San Francisco, California 94105. Other books and records will be maintained by the sub-advisers to the Funds.

                  Records covering stockholder accounts and portfolio transactions are also maintained and kept by the Funds' Sub-Transfer Agent, Countrywide Fund Services, Inc., and by the Custodian, The Northern Trust Company.


Item 31.          MANAGEMENT SERVICES

                  None

Item 32.          UNDERTAKINGS

                  (a)      Inapplicable


                  (b)      Inapplicable


                  (c) The information required by part 5A of the Form N-1A is or will be contained in the latest annual report to shareholders, and Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  (d) The Registrant undertakes that within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, which is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will: (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                          SIGNATURE OF THE REGISTRANT

                  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 26 (1940 Act) and Post-Effective Amendment No. 23 (1933
Act) to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on the 28th day of February, 1997.

                                                   FREMONT MUTUAL FUNDS, INC.

                                                   By:   /S/ DAVID L. REDO
                                                         Chairman


                  Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities listed, and each on February 28, 1997.

PRINCIPAL EXECUTIVE OFFICER:

/S/ David L. Redo                         Chairman and Chief
David L. Redo                             Executive Officer

PRINCIPAL ACCOUNTING OFFICER:

/S/ Chantal Gaiddon                       Treasurer
Chantal Gaiddon

DIRECTORS:

                                   Director
Richard E. Holmes*

                                   Director
William W. Jahnke*

                                   Director
Donald C. Luchessa*

                                   Director
David L. Egan*

/S/ Vincent P. Kuhn, Jr.           Director
Vincent P. Kuhn, Jr.

/S/ DavidL. Redo                   Director
David L. Redo

/S/ Michael H. Kosich              Director
Michael H. Kosich

*By: /S/ Vincent P. Kuhn, Jr.
    (Attorney-in-Fact pursuant
     to limited powers of attorney
     filed with Post-Effective
     Amendment No. 19 filed on
     August 1, 1994.)